UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2014

CGM Advisor Targeted Equity Fund

Natixis Oakmark Fund

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Value Opportunity Fund

Portfolio Review  page  1

Portfolio of Investments  page 24

Financial Statements  page  43

Notes to Financial Statements  page 72

CGM ADVISOR TARGETED EQUITY FUND

Manager	Symbols
G. Kenneth Heebner, CFA®	Class A NEFGX
Capital Growth Management Limited Partnership	Class B NEBGX
Class C NEGCX
Class Y NEGYX

Objective

The Fund seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall U.S. economy.

Market Conditions

At the start of 2014, cold weather gripped most of the country, slowing retail and auto sales, and putting a damper on hiring. As the winter drew to a close, however, both the weather and the economy began to warm up. The economy gained momentum in the latter half of the year, growing by a 5% annual rate in the third quarter, recording the strongest growth in more than a decade according to the U.S. Commerce Department. Meanwhile, as labor market conditions improved based on solid job gains and a lower unemployment rate, consumer spending took off and the stock market continued to rise to new heights. While a major decline in oil prices late in the period raised questions about energy-related employment in the United States, falling gasoline and heating oil prices provided a significant boost to the domestic economy by increasing disposable consumer income, and therefore, consumer spending.

In contrast, foreign economic activity proved generally disappointing during the period. Chinese economic growth, in particular, slowed appreciably, due primarily to speculative investment in residential real estate development, which created overcapacity and negatively impacted construction activity. Elsewhere, Russia slipped into recession as a result of declining oil prices and sanctions. European economic activity, for the most part, was mixed, while developing countries were hard hit by weakening commodity prices.

Performance Results

For the 12 months ended December 31, 2014, Class A shares of CGM Advisor Targeted Equity Fund returned 8.27% at net asset value. The Fund underperformed its benchmark, the S&P 500® Index, which returned 13.69% for the year.

Explanation of Fund Performance

In anticipation of significant U.S. economic growth, the Fund remained fully invested throughout 2014. The U.S. economy did not disappoint, as growth remained brisk throughout the period, showing signs of even greater expansion at year-end. We believed the Fund was positioned to benefit from an improving business climate, yet lagged its benchmark because of a major concentration in underperforming homebuilding stocks, as well as disappointments in several individual securities.

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During the period, the homebuilding industry uncharacteristically lagged the economic recovery. Mortgage companies became increasingly conservative in their lending decisions based on past experience with the housing collapse as well as stricter U.S. government-mandated lending requirements. Despite strong corporate earnings growth, our homebuilding stocks underperformed broad market indices.

Individual detractors to fund performance included Itau Unibanco, Ford Motor Company, and Tenet Healthcare. Shares of Itau Unibanco, the leading bank in Latin America as well as one of the world’s largest, fell as the Brazilian Stock Market weakened. Brazilian equities tumbled as declining commodity prices had a negative impact on the Brazilian economy and currency. We continue to own this stock. Automobile giant Ford Motor Company was adversely affected when management announced that the introduction costs for the all new aluminum F-150 pick-up truck would run higher than anticipated. We continue to own Ford. Tenet Healthcare Corporation, one of the country’s leading and most comprehensive health care services companies, suffered a drop in stock price when the firm revealed that the company’s financial benefits from the Affordable Care Act were below investor expectations. We sold the issue at a loss.

The Fund realized a major gain in Atlanta-based Delta Airlines, as the industry benefited from consolidation and strong business travel. Gilead Sciences, a leading American biotechnology company, also appreciated significantly as sales of its new Hepatitis C drug, Sovaldi, exceeded expectations. Both Delta and Gilead Sciences were sold.

Meanwhile, shares of Micron Technology, one of the world’s top five semiconductor producers, rose substantially as healthy earnings reflected the benefits of industry consolidation and better-than-expected demand for DRAM chips. DRAM, or dynamic random-access memory, is the main memory used in desktops, laptops and workstation computers as well as some video game consoles. We continue to hold this issue.

Outlook

We are optimistic about the outlook for the U.S. economy in 2015, as it continues to gain strength and momentum. While the forecast for many foreign economies remains questionable, the future of the U.S. economy should continue to benefit from rising consumer confidence and spending, sharply lower energy prices, and re-liquefied consumer balance sheets. Although the Federal Reserve (Fed) concluded its quantitative easing program in October 2014, it has shown no sign of pulling back from its pledge of patience regarding interest rate hikes. Based on these factors, the U.S. economy should continue to expand as utilization of manufacturing capacity increases and corporations are motivated to make capital expenditures to provide for additional demand. With expectations for a favorable economic environment ahead, CGM Advisor Targeted Equity Fund will continue to focus on individual stocks with the potential to grow earnings at a faster rate than that of the overall U.S. economy.

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CGM ADVISOR TARGETED EQUITY FUND

Growth of $10,000 Investment in Class A Shares

December 31, 2004 through December 31, 2014

Average Annual Total Returns — December 31, 2014

	1 Year	5 Years	10 Years

Class A (Inception 11/27/68)
NAV	8.27%	9.84%	7.37%
With 5.75% Maximum Sales Charge	2.04	8.55	6.74

Class B (Inception 2/28/97)
NAV	7.47	9.02	6.59
With CDSC[1]	2.94	8.73	6.59

Class C (Inception 9/1/98)
NAV	7.43	9.00	6.58
With CDSC[1]	6.52	9.00	6.58

Class Y (Inception 6/30/99)
NAV	8.52	10.09	7.65

Comparative Performance
S&P 500® Index[2]	13.69	15.45	7.67

Past performance does not guarantee future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

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NATIXIS OAKMARK FUND

Managers	Symbols
William C. Nygren, CFA®	Class A NEFOX
Kevin G. Grant, CFA®	Class B NEGBX
M. Colin Hudson, CFA®	Class C NECOX
Michael J. Mangan, CFA®	Class Y NEOYX
Harris Associates L.P.

*	Michael J. Mangan became a portfolio manager of the Fund effective August 1, 2014.

Objective

The Fund seeks long-term capital appreciation.

Market Conditions

As we head into 2015, we are faced with a varied and interesting investment landscape. Oil prices are down by more than half from their peak, commodity prices are off by more than one-third since June, the U.S. dollar is up double digits and emerging markets are down. And amidst all of this, the U.S. stock market recovered and ended the year within decimal points of its all-time high. Strong corporate fundamentals and reasonable market valuations continued to provide a sound argument and reward for focused investment portfolios with long-term orientations.

The unfolding story in energy and commodity markets is an important one. The sharp decline in oil prices creates serious fiscal challenges for some countries—Russia, Venezuela and Iran come immediately to mind. New, hopefully better geopolitical realities will undoubtedly emerge over the long run, although the near-term fallout in these countries is much less predictable. While energy producers now face a more hostile economic environment (this will also reverse at some point as consumption eventually rises), there are dramatic positive benefits for individuals and most businesses. Retail gas prices are headed toward less than $2 a gallon, a consumer benefit projected by some analysts to equal the effect of a $200 billion tax cut. And while reduced capital spending and employment by energy producers will offset some of the good news, the energy story is an unmistakable positive for consumer confidence/spending and fundamental business profitability.

Performance Results

For the 12 months ended December 31, 2014, Class A shares of the Natixis Oakmark Fund returned 10.43% at net asset value. The Fund underperformed its benchmark, the S&P 500® Index, which returned 13.69%.

Explanation of Fund Performance

On February 28, 2014, Bill Nygren, Kevin Grant and Colin Hudson assumed portfolio management responsibilities for the Fund. The Fund was renamed the “Natixis Oakmark Fund.” In addition, Michael Mangan became a manager of the Fund on August 1, 2014. Due to these changes in management, an explanation of performance before and after February 28, 2014, is provided below.

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NATIXIS OAKMARK FUND

As value investors with an emphasis on individual stock selection, our sector weights are a by-product of our bottom-up process. For the period from January 1, 2014 to February 28, 2014, holdings in the consumer discretionary sector contributed the most to the return, while holdings in the financials sector detracted the most from the return. For the period from March 1, 2014, to December 31, 2014, shares in the technology and financials sectors added the most value. Holdings in the energy and materials sectors detracted the most value during the period.

Apache was the largest detractor to fund performance from March 1, 2014 to December 31, 2014. Recent weakness in energy spot prices caused Apache’s share price to decline during the fourth quarter. However, the company recently entered into an agreement to sell its Kitimat and Wheatstone LNG projects for $3.7 billion, which will provide the company with cash for share repurchases. The deal shows Apache’s intent to follow through on a plan originally introduced in 2013 to divest its fully valued oil and gas assets and subsequently spinoff or sell all of its international assets. In a recent meeting with the company, we confirmed that Apache is on track to complete this process by mid-2015. Furthermore, newly appointed COO John Christmann recently changed the capital allocation process and implemented a system for ranking the internal rates of return on wells across North America to ensure a more efficient use of capital. Christmann also replaced the operating heads of each region, changing their compensation metrics to focus on returns, and put in place a new geoscience team, which he considers to be the “best in the business.” In our view, these improvements are strengthening Apache’s underlying value, and we believe the true quality of this company is currently under-appreciated by the market.

Google was also a detractor to the Fund’s performance during this period. Investors appear concerned over Google’s decelerating revenue growth and profit margins, which pressured its share price in the fourth quarter. In light of the fact that the company’s revenue has grown 20% year to date through the third quarter, we believe that some deceleration is expected. The possible implementation of new European Union regulations and the company’s announcement that it would retire its digital goods application Google Wallet (which gives competitor Apple an advantage in the mobile pay space and takes Google out of contention as a third-party payment processing solution for online merchants) also troubled investors. However, we believe that Google maintains very strong momentum to support continued growth and is well positioned to take advantage of the shift in advertising dollars to online outlets. Google’s third-quarter profit grew 10%, which to us is indicative of a healthy business. We continue to believe the valuation for this high-quality company with dominant market share remains attractive, offering a compelling reason to own.

The leading contributors to fund performance from March 1, 2014 to December 31, 2014, were Intel and Apple. Intel’s market dominance in many fast-growing areas such as cloud, storage, and high-performance computing continues to benefit its long-term growth prospects. The company recently announced that it would expand the adoption of Intel-based chips in mobile devices in China. We believe this move provides direct access to a large new market and demonstrates new Intel CEO Brian Krzanich’s creative, pragmatic approach to maximizing the value of the company. Management continues to return capital to shareholders by lowering cash balances and increasing the pace of buybacks. Apple’s

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fourth-quarter earnings results were solid, which included a 20% rise in earnings per share and a 12% increase in sales. The company generated $13.3 billion in cash during the quarter and returned $20 billion to shareholders via buybacks and dividends. Furthermore, holiday sales results showed new-device activations for Apple iPhones for the week prior to Christmas bested all others combined. We are enthusiastic about the direction the management team is taking given its ability to maintain and grow Apple’s devoted client base, which is evidenced most recently by the rollout of Apple Pay. Our investment thesis for this company is intact, as we believe Apple’s capital position is solid and its management team is working to enhance shareholder value.

Outlook

All things considered, we find that company valuations are still compelling; genuine reform in two of the larger emerging market economies, China and India, should help to rekindle the global economy; and the stronger U.S. dollar should help generate positive earnings in most foreign companies.

Growth of $10,000 Investment in Class A Shares4

December 31, 2004 through December 31, 2014

See notes to chart on page 7.

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NATIXIS OAKMARK FUND

Average Annual Total Returns — December 31, 20144

	1 Year	5 Years	10 Years

Class A (Inception 5/6/31)
NAV	10.43%	14.67%	6.74%
With 5.75% Maximum Sales Charge	4.06	13.32	6.10

Class B (Inception 9/13/93)
NAV	9.56	13.81	5.93
With CDSC[1]	4.88	13.57	5.93

Class C (Inception 5/1/95)
NAV	9.55	13.82	5.93
With CDSC[1]	8.62	13.82	5.93

Class Y (Inception 11/18/98)
NAV	10.70	14.97	7.05

Comparative Performance
S&P 500® Index[2]	13.69	15.45	7.67
Russell 1000® Value Index[3]	13.45	15.42	7.30

Past performance does not guarantee future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. Effective at the close of business on February 28, 2014, the S&P 500® Index replaced the Russell 1000® Value Index as the Fund’s primary benchmark because Harris Associates believes the S&P 500® Index is a more appropriate representation of the universe of securities in which the Fund may invest.

3

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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NATIXIS OAKMARK INTERNATIONAL FUND

Managers	Symbols
David G. Herro, CFA®	Class A NOIAX
Robert A. Taylor, CFA®	Class C NOICX
Harris Associates L.P.

Objective

The Fund seeks long-term capital appreciation.

Market Conditions

Over the course of 2014, major global markets were affected by a variety of factors including currency movement, the rapid decline in oil prices, and continuing unrest in Ukraine. From December 31, 2013 to December 31, 2014, the value of the U.S. dollar increased over 9% compared to the Australian dollar; 14% compared to the euro; and close to 14% versus the yen. The immediate impact of a strong U.S. dollar on foreign share prices is lower U.S. dollar returns of share prices as the currency declines are absorbed. However, over the medium-term, the weak currency effect should begin to positively affect the earnings results and share prices of most foreign-based multinational companies.

The rapid decline of oil prices resulted in both the Brent and West Texas Intermediate (WTI) crude oil benchmarks plummeting around 50% in 2014. Overall, this drop has translated to measurable positives for global economic growth and corporate earnings, most especially for users of transportation fuels, petrochemicals, plastics and fertilizers. However, it has also proved challenging for energy companies and those countries that depend on oil exports.

Lastly, markets were challenged by the ongoing situation in Ukraine, as sanctions on imports from and exports to Russia saw businesses struggle to maintain normal operations and unload a surplus of stock that would have otherwise been dealt to Russia. This example demonstrates why a company’s nation of domicile is far less important than where it derives its revenues. We believe our analysis of the economics of a business, the company’s ownership structure, and the alignment of management with shareholders, are more important considerations. In 2014, it appears the U.S.-domiciled companies trumped all others, but the investing world has a history of restoring equilibrium to such imbalances. With that in mind, we continue to seek out value wherever we may find it.

Performance Results

For the 12 months ended December 31, 2014, Class A shares of Natixis Oakmark International Fund returned -6.05% at net asset value. The Fund underperformed its benchmark, the MSCI World ex USA Index (Net), which returned -4.32%.

Explanation of Fund Performance

Geographically we ended the year with 81% of our holdings in Europe, 11% in Japan and 4% in Australia. The remaining positions are in North America (Canada), South Korea,

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NATIXIS OAKMARK INTERNATIONAL FUND

Hong Kong, and the Middle East (Israel). As value investors with an emphasis on individual stock selection, our country and sector weights are a byproduct of our bottom-up process.

On an absolute basis, shares in the technology sector produced the best collective return. Holdings in the consumer staples and industrials sectors declined the most during the year.

The largest detractors from return were Tesco and Honda Motor. Tesco was the largest detractor for the calendar year and was a major cause of the Fund’s underperformance for the year. The unexpected departure of the CEO, a large profit warning and an accounting discrepancy led us to sell our shares in the stock. Honda Motor’s second-quarter operating profit was below investors’ expectations, partially due to costs associated with a vehicle recall in Japan. During the fourth quarter, the National Highway Traffic Safety Administration opened a probe into whether Honda failed to report incidents involving air bag malfunctions that resulted in injuries or deaths. Subsequently, Honda launched its own independent audit of “potential inaccuracies” related to under-reporting. Because an outside company manufactured the airbags, we believe that company may be held partially responsible for any liability claims made against Honda. Based on similar circumstances involving vehicle manufacturers recalls, we assess that Honda’s liability will not materially affect its shareholders. Global auto demand remains strong, which we think will benefit Honda, and we expect the company’s performance will improve.

The top contributors to return were Intesa Sanpaolo and AMP. Intesa’s share price has rebounded as fears over Italy’s banking system and government have subsided. We have always believed these fears were overblown and that Italy was in much better long-term fiscal health than many of its periphery countries. The new CEO has committed to return EUR 10 billion to shareholders via dividends over the next four years. This constitutes a cumulative payout ratio in excess of 70%. Even with this return of capital to shareholders, Intesa should be over-capitalized compared with Basel III requirements, leaving the door open for additional capital returns. We believe management has a solid plan for the future and believe the investment will continue to provide value for our shareholders. AMP’s new CEO Craig Meller is committed to a continued focus on reducing expenses via a cost-out plan, reinforcing customer relationships, and boosting retention by way of better product targeting and omnichannel distribution. We believe AMP is well positioned in the market to benefit from expected increases in retirement savings and wage growth in Australia.

While the U.S. dollar appreciated versus many foreign currencies during the fourth quarter, we continue to believe some currencies are overvalued. Based on the increased strength of the U.S. dollar, we decreased our defensive currency hedges. As of year-end approximately 25% of the Swiss franc, 23% of the Australian dollar and 15% of the Swedish krona held by the Fund were hedged.

Outlook

All things considered, we find that company valuations are still compelling; genuine reform in two of the larger emerging market economies, China and India, should help to rekindle the global economy; and the stronger U.S. dollar should help generate positive earnings in most foreign companies.

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Growth of $10,000 Investment in Class A Shares3

December 15, 2010 (inception) through December 31, 2014

Average Annual Total Returns — December 31, 20143

	1 Year	Life of Fund

Class A (Inception 12/15/10)
NAV	-6.05%	7.63%
With 5.75% Maximum Sales Charge	-11.46	6.06

Class C (Inception 12/15/10)
NAV	-6.67	6.85
With CDSC[1]	-7.57	6.85

Comparative Performance
MSCI World ex USA Index (Net)[2]	-4.32	4.62

Past performance does not guarantee future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States. The index calculates reinvested dividends net of withholding taxes using Luxembourg tax rates.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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VAUGHAN NELSON SMALL CAP VALUE FUND

Managers	Symbols
Dennis G. Alff, CFA®	Class A NEFJX
Chad D. Fargason	Class B NEJBX
Chris D. Wallis, CFA®	Class C NEJCX
Scott J. Weber, CFA®	Class Y NEJYX
Vaughan Nelson Investment Management, L.P.

Effective July 31, 2009, the fund was closed to new investors.

Objective

The Fund seeks capital appreciation.

Market Conditions

The equity markets continued to advance even as the Federal Reserve (the Fed) ended the quantitative easing (QE) program that began in 2009. Current volatility and deteriorating market breadth may continue as capital markets adjust to global shifts in central bank policy and to escalating geopolitical tensions. The European Central Bank (ECB) has committed to easier monetary policy while the Fed is planning to raise interest rates in 2015. We believe the market is discounting continued modest improvement in earnings growth and an environment where deflationary risks are modestly higher than inflationary risks. We continue to expect U.S. companies to face margin pressures as the Fed raises interest rates, as capital expenditures accelerate, and as rising operating costs challenge modest revenue growth.

Performance Results

For the 12 months ended December 31, 2014, Class A shares of Vaughan Nelson Small Cap Value Fund returned 8.79% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned 4.22%.

Explanation of Fund Performance

Portfolio performance benefitted primarily from stock selection during the past year. However, a general rise in equity markets also helped returns. The best-performing stocks in the portfolio were those with the ability to grow their revenues and earnings despite the tepid economic recovery. These high-quality, well-managed businesses, many of which benefit from long-term secular tailwinds, are a natural fit with our returns-focused philosophy and were uncovered through our company-specific stock selection process. The portfolio continued to be materially underweight in REITs and utilities during the year in comparison to its benchmark, as both sectors were expensive and did not meet our return criteria. Information technology, consumer discretionary, healthcare and industrial stocks were the biggest contributors to fund performance, while energy stocks detracted.

Stock selection drove performance in the information technology sector with Skyworks Solutions, Verint Systems and SS&C Technologies making the most significant contributions to performance. Skyworks benefited from global growth in mobile devices

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and connected products, as well as improved capital allocation by management. The company continued to return cash to shareholders via share repurchases and also initiated a quarterly dividend. We exited our position in Skyworks during the year. Verint Systems completed an accretive acquisition of KANA Software during the first quarter of 2014, which helped supplement the company’s core enterprise software offering and accelerate revenue and earnings growth. Verint also won several large cyber security contracts during the year, which provided a new avenue of future growth not discounted by the market. SS&C Technologies continued to show strength in its core business, and benefited from the fund administration-outsourcing trend. Additionally an acquisition completed in the fourth quarter should expand its international presence and create new cross-selling opportunities.

Stock selection also drove performance in the consumer discretionary sector, with Jack in the Box, Inc. and Harman International making significant contributions to performance. Jack in the Box benefited from a continued turnaround in its Qdoba Mexican Grille restaurants, as well as market share gains at its Jack in the Box venues. The company also returned cash to shareholders via stock buybacks and initiated a quarterly dividend. Harman International showed improved margins and earnings growth by recognizing higher margin revenues from backlog built on a scalable platform. We exited our position in Harman during the year.

Performance in the healthcare sector was driven by allocation and stock selection. In comparison with its benchmark, the portfolio was materially overweight in the sector as companies with attractive fundamentals and valuations continued to emerge. The largest contributors to performance were Teleflex Inc. and AmSurg Corp. Teleflex showed improved top line growth during the year driven by geographic expansion and the acquisition of a complementary business. The company also continues to make progress on restructuring its cost base to improve margins. AmSurg acquired faster-growing Sheridan Healthcare during the year, and the stock benefited as investors began to recognize the attractiveness of the deal.

Industrial sector performance was driven by broad-based positive stock selection, with KAR Auction Services as the largest contributor to performance. KAR Auction Services started to benefit from the ramp-up in whole car auction volume that typically follows the cyclical rebound in new car sales. Also, management committed to returning more excess cash to shareholders via share repurchases and an increased dividend.

The energy sector detracted from performance as exploration and production companies Oasis Petroleum and Bonanza Creek Energy were hurt by the fall in oil prices during the second half of the year. Performance at Oasis was also hurt by higher than expected capital outlays at recently acquired acreage and overall poor cost control. We exited our positions in both Oasis and Bonanza Creek during the year.

Other notable performers during the year include Rite Aid Corp and Graphic Packaging Corp. Rite Aid continued to show progress on its turnaround strategy and demonstrated improving same-store sales metrics. In addition, an expanded drug distribution agreement with McKesson Corp should meaningfully reduce drug-related costs when fully

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VAUGHAN NELSON SMALL CAP VALUE FUND

implemented. We exited our position in Rite Aid during the year. Graphic Packaging Corp completed several small acquisitions and divestitures during the year, while also improving productivity in its core business. Strong cash generation allowed the company to reduce its debt levels, while also returning cash to shareholders via share repurchases.

The largest increases in sector weightings were in healthcare and consumer discretionary. The increase in healthcare is attributable to the additions of AmSurg Corp, Alere Inc., Haemonetics Corp, and Merit Medical Systems. In consumer discretionary, new holdings include Home Shopping Network, Steve Madden Ltd, ServiceMaster Global, and Tenneco Inc. as we selectively added exposure to this slowly recovering area of the economy.

The largest decreases in sector weightings were in energy, financials, industrials, and consumer staples. The reduction in energy holdings was due to exiting our positions in Atwood Oceanics and Oasis Petroleum, while reducing our position in Forum Energy. In financials, we reduced our exposure to the banking sector by exiting positions in Associated Bancorp, Fulton Financial, and Hancock Holding Co. In industrials, we exited all of our positions in distributors, selling DXP Enterprises, United Rentals, and WESCO International. We also exited positions in Rite Aid and Elizabeth Arden within the consumer staples sector, and remain underweight the sector.

Outlook

Despite the potential for a correction in equity markets, we expect the credit market to remain supportive of equity values over the medium term and will welcome any correction as an opportunity to make attractive investments. Even without a broader equity market correction, we expect market breadth to continue to narrow. Companies can no longer rely on a recovery in consumption, lower interest rates, share repurchases, and delayed capital expenditures to drive earnings growth. Going forward, companies will be required to increase capital expenditures, research and development, and other operating costs in order to sustain or grow earnings. Further, the strengthening U.S. dollar is likely to impact top line sales growth, especially for the multinationals that generate a significant portion of their revenues outside of the U.S. While the nature of the bull market is changing, there are still individual stocks that will perform well despite the increasing market headwinds. We continue to seek investments in companies that have better pricing power, lower earnings variability, higher profitability, and stronger balance sheets than the broader investment universe. We still do not favor any single industry or sector, and continue to look for companies with the characteristics noted above that trade at attractive valuations.

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Growth of $10,000 Investment in Class A Shares4

December 31, 2004 through December 31, 2014

See notes to chart on page 15.

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VAUGHAN NELSON SMALL CAP VALUE FUND

Average Annual Total Returns — December 31, 20144

	1 Year	5 Years	10 Years

Class A (Inception 12/31/96)
NAV	8.79%	15.65%	11.16%
With 5.75% Maximum Sales Charge	2.54	14.29	10.50

Class B (Inception 12/31/96)
NAV	7.87	14.78	10.33
With CDSC[1]	3.51	14.60	10.33

Class C (Inception 12/31/96)
NAV	7.94	14.78	10.33
With CDSC[1]	7.07	14.78	10.33

Class Y (Inception 8/31/06)[2]
NAV	9.04	15.94	11.41

Comparative Performance
Russell 2000® Value Index[3]	4.22	14.26	6.89

Past performance does not guarantee future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	Prior to the inception of Class Y shares (8/31/06), performance is that of Class A shares and reflects the higher net expenses of that share class.

3

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

15  |

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Managers	Symbols
Dennis G. Alff, CFA®	Class A VNVAX
Chad D. Fargason	Class C VNVCX
Chris D. Wallis, CFA®	Class N VNVNX
Scott J. Weber, CFA®	Class Y VNVYX
Vaughan Nelson Investment Management, L.P.

Objective

The Fund seeks long-term capital appreciation.

Market Conditions

The equity markets continued to advance even as the Federal Reserve (the Fed) ended the quantitative easing (QE) program that began in 2009. Current volatility and deteriorating market breadth may continue as capital markets adjust to global shifts in central bank policy and to escalating geopolitical tensions. The European Central Bank (ECB) has committed to easier monetary policy while the Fed is planning to raise interest rates in 2015. We believe the market is discounting continued modest improvement in earnings growth and an environment where deflationary risks are modestly higher than inflationary risks. We continue to expect U.S. companies to face margin pressures as the Fed raises interest rates, as capital expenditures accelerate, and as rising operating costs challenge modest revenue growth.

Performance Results

For the 12 months ended December 31, 2014, Class A shares of Vaughan Nelson Value Opportunity Fund returned 10.92% at net asset value. The Fund underperformed its benchmark, the Russell Midcap® Value Index, which returned 14.75%.

Explanation of Fund Performance

Stock and sector selection contributed evenly to the Fund’s underperformance for the year. The majority of the Fund’s underperformance stems from the decision to underweight REITs and utilities coupled with the dramatic selloff in energy and commodity-related stocks. The portfolio remains significantly underweight REITs and Utilities relative to its benchmark, as both sectors are expensive and do not meet our return criteria. While this increases the portfolio’s cyclicality, we believe the positioning is warranted. We are confident that the portfolio’s individual companies have competitive positions or secular opportunities that will allow their stocks to materially outperform the market over time. We are also willing to accept the modestly higher level of cyclicality versus the risk of timing the market or maintaining exposures to less cyclical areas that appear overvalued. Technology, healthcare, industrials, consumer discretionary, and consumer staples stocks were the biggest contributors to absolute performance, while only energy and materials detracted. On a relative basis, technology, healthcare, and industrials contributed the most to returns while REITs, utilities, materials, and energy were the greatest detractors.

|  16

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Stock selection primarily drove the strong returns and relative performance in the technology sector. However, the portfolio also benefited from being overweight in semiconductors and IT services companies as compared to the benchmark. To that end, notable standouts for the year include Skyworks Solutions, Avago Technologies, and Micron Technology. Skyworks and Avago benefited from global growth in mobile devices and connected products, and from new design wins and content gains on mobile platforms. The companies are positioned to benefit from several secular trends, including increased penetration of smart phone handsets, increased complexity in handsets as we move to 4G/LTE, and stronger demand for technology and equipment within the industrial and auto markets. Micron benefited from better volume growth and from its acquisition of Elpida, which further consolidated the semiconductor manufacturing industry which is now behaving more rationally by limiting capacity growth.

Stock selection stood out as the driver in the healthcare sector with HCA Holdings and Community Health Systems contributing the most to the sector’s outperformance. HCA and Community Health are acute-care hospitals that benefited from the passage of the Affordable Care Act by realizing higher volumes and lower bad debt expense due to a larger insured population base. Further, both companies have been actively acquiring other hospital systems to layer on their networks. Community Health completed a large acquisition of Health Management Associates, an operator of 71 hospitals in 15 states, in 2014.

The industrials sector also benefited from strong stock selection during the year. Top-performing companies included United Rentals and Spectrum Brands. United Rentals was aided by strong demand for rental equipment and by continued synergies from the RSC Holdings acquisition that was completed in 2012. Spectrum Brands benefited from a recovering economic environment, market share gains, and its strong free cash flow generation, which was used for acquisitions and to pay down debt.

Financials, materials, utilities, and energy detracted from relative performance during the year. The majority of the underperformance in financials can be explained by the decision to underweight REITs, which performed very well in 2014. Similarly, the decision to underweight utilities in 2014 was costly since utilities performed well for the year. Materials and energy also detracted from performance, primarily due to the dramatic decline in commodities and commodity-related stocks during the fourth quarter. Specifically, exploration and production companies Gulfport Energy, Noble Energy, Whiting Petroleum, and contract driller Atwood Oceanics were weak performers as oil prices declined sharply. We reduced the portfolio’s exposure to the energy sector by trimming our positions and by exiting Atwood. Our holdings in the materials sector were also weak as the selloff in commodities spilled over to the steel and specialty aluminum manufacturers such as Reliance Steel and Constellium. While the performance of the materials holdings was disappointing, the portfolio did benefit greatly from being overweight in containers and packaging stocks such as Crown Holdings, Graphic Packaging, and Packaging Corporation of America.

Other notable performers during the year were Rite Aid in the consumer staples sector; Harman International, Signet, and Jarden in consumer discretionary; Actavis in healthcare; and NASDAQ and First American Financial in the financials sector. The greatest increases

17  |

in weightings by sector were technology, healthcare, and consumer discretionary. The largest reductions in weightings by sector were in materials, energy, and industrials. The portfolio is underweight in financials, utilities, and energy. These underweights are offset by overweights in technology, consumer discretionary, industrials, healthcare, materials, and consumer staples. The underweight to financials is primarily driven by our decision to avoid REITs since valuations look expensive.

Outlook

Despite the potential for a correction in equity markets, we expect the credit market to remain supportive of equity values over the medium term and will welcome any correction as an opportunity to make attractive investments. Even without a broader equity market correction, we expect market breadth to continue to narrow. Companies can no longer rely on a recovery in consumption, lower interest rates, share repurchases, and delayed capital expenditures to drive earnings growth. Going forward, companies will be required to increase capital expenditures, research and development, and other operating costs in order to sustain or grow earnings. Further, the strengthening U.S. dollar is likely to impact top line sales growth, especially for the multinationals that generate a significant portion of their revenues outside of the U.S. While the nature of the bull market is changing, there are still individual stocks that will perform well despite the increasing market headwinds. We continue to seek investments in companies that have better pricing power, lower earnings variability, higher profitability, and stronger balance sheets than the broader investment universe. We still do not favor any single industry or sector, and continue to look for companies with the characteristics noted above that trade at attractive valuations.

Growth of $10,000 Investment in Class A Shares3

October 31, 2008 (inception) through December 31, 2014

See notes to chart on page 19.

|  18

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Average Annual Total Returns — December 31, 20143

	1 Year	5 Years	Life of Fund
			Class A/C/Y	Class N
Class A (Inception 10/31/08)
NAV	10.92%	16.15%	17.22%	—
With 5.75% Maximum Sales Charge	4.54	14.78	16.10

Class C (Inception 10/31/08)
NAV	10.12	15.30	16.36	—
With CDSC[1]	9.12	15.30	16.36

Class N (Inception 5/1/13)
NAV	11.24	—	—	21.67%

Class Y (Inception 10/31/08)
NAV	11.23	16.44	17.52	—

Comparative Performance
Russell Midcap® Value Index[2]	14.75	17.43	18.36	19.35

Past performance does not guarantee future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

19  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-months ended June 30, 2014 is available from the Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public

Reference Room may be obtained by calling 800-SEC-0330.

|  20

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2014 through December 31, 2014. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

CGM ADVISOR TARGETED EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2014	ENDING ACCOUNT VALUE 12/31/2014	EXPENSES PAID DURING PERIOD* 7/1/2014 – 12/31/2014
Class A
Actual	$1,000.00	$1,023.00	$5.91
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90
Class B
Actual	$1,000.00	$1,019.80	$9.72
Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	$9.70
Class C
Actual	$1,000.00	$1,018.90	$9.72
Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	$9.70
Class Y
Actual	$1,000.00	$1,024.70	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63

*	Expenses are equal to the Fund’s annualized expense ratio: 1.16%, 1.91%, 1.91% and 0.91% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

21  |

NATIXIS OAKMARK FUND	BEGINNING ACCOUNT VALUE 7/1/2014	ENDING ACCOUNT VALUE 12/31/2014	EXPENSES PAID DURING PERIOD* 7/1/2014 – 12/31/2014
Class A
Actual	$1,000.00	$1,036.50	$6.16
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Class B
Actual	$1,000.00	$1,032.30	$9.94
Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	$9.86
Class C
Actual	$1,000.00	$1,032.50	$10.04
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.96
Class Y
Actual	$1,000.00	$1,038.10	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio: 1.20%, 1.94%, 1.96% and 0.95% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS OAKMARK INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2014	ENDING ACCOUNT VALUE 12/31/2014	EXPENSES PAID DURING PERIOD* 7/1/2014 – 12/31/2014
Class A
Actual	$1,000.00	$922.60	$6.35
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67
Class C
Actual	$1,000.00	$919.60	$9.97
Hypothetical (5% return before expenses)	$1,000.00	$1,014.82	$10.46

*	Expenses are equal to the Fund’s annualized expense ratio: 1.31% and 2.06% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  22

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2014	ENDING ACCOUNT VALUE 12/31/2014	EXPENSES PAID DURING PERIOD* 7/1/2014 – 12/31/2014
Class A
Actual	$1,000.00	$1,021.90	$7.03
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$7.02
Class B
Actual	$1,000.00	$1,018.00	$10.78
Hypothetical (5% return before expenses)	$1,000.00	$1,014.52	$10.76
Class C
Actual	$1,000.00	$1,018.10	$10.83
Hypothetical (5% return before expenses)	$1,000.00	$1,014.47	$10.82
Class Y
Actual	$1,000.00	$1,023.20	$5.76
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.75

*	Expenses are equal to the Fund’s annualized expense ratio: 1.38%, 2.12%, 2.13% and 1.13% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 7/1/2014	ENDING ACCOUNT VALUE 12/31/2014	EXPENSES PAID DURING PERIOD* 7/1/2014 –12/31/2014
Class A
Actual	$1,000.00	$1,027.30	$6.29
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26
Class C
Actual	$1,000.00	$1,023.50	$10.15
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11
Class N
Actual	$1,000.00	$1,029.40	$4.60
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Class Y
Actual	$1,000.00	$1,028.90	$5.06
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio: 1.23%, 1.99%, 0.90% and 0.99% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

23  |

Portfolio of Investments – as of December 31, 2014

CGM Advisor Targeted Equity Fund

Shares	Description	Value (†)
Common Stocks — 97.4% of Net Assets
	Air Freight & Logistics — 3.2%
150,000	United Parcel Service, Inc., Class B	$16,675,500

	Automobiles — 5.2%
1,750,000	Ford Motor Co.	27,125,000

	Banks — 16.0%
1,550,000	Bank of America Corp.	27,729,500
620,000	Citigroup, Inc.	33,548,200
1,780,000	Itau Unibanco Holding S.A., Preference ADR	23,157,800

		84,435,500

	Capital Markets — 19.0%
230,000	Ameriprise Financial, Inc.	30,417,500
68,000	BlackRock, Inc.	24,314,080
1,170,000	Morgan Stanley	45,396,000

		100,127,580

	Hotels, Restaurants & Leisure — 3.2%
215,000	Marriott International, Inc., Class A	16,776,450

	Household Durables — 24.5%
1,470,000	DR Horton, Inc.	37,176,300
810,000	Lennar Corp., Class A	36,296,100
920,000	Toll Brothers, Inc.(b)	31,528,400
125,000	Whirlpool Corp.	24,217,500

		129,218,300

	IT Services — 9.8%
280,000	MasterCard, Inc., Class A	24,124,800
105,000	Visa, Inc., Class A	27,531,000

		51,655,800

	Media — 6.4%
360,000	Walt Disney Co. (The)	33,908,400

	Semiconductors & Semiconductor Equipment — 4.7%
700,000	Micron Technology, Inc.(b)	24,507,000

	Textiles, Apparel & Luxury Goods — 5.4%
295,000	NIKE, Inc., Class B	28,364,250

	Total Common Stocks (Identified Cost $442,524,544)	512,793,780

Principal Amount
Short-Term Investments — 2.9%
$15,050,000	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2014 at 0.010% to be repurchased at $15,050,008 on 1/02/2015 collateralized by $14,945,000 U.S. Treasury Note, 2.375% due 8/15/2024 valued at $15,355,988 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $15,050,000)	15,050,000

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2014

CGM Advisor Targeted Equity Fund – (continued)

	Description	Value (†)
	Total Investments — 100.3% (Identified Cost $457,574,544)(a)	$527,843,780
	Other assets less liabilities — (0.3)%	(1,545,133)

	Net Assets — 100.0%	$526,298,647

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2014, the net unrealized appreciation on investments based on a cost of $457,574,544 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$76,729,626
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,460,390)

	Net unrealized appreciation	$70,269,236

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2014

Household Durables	24.5%
Capital Markets	19.0
Banks	16.0
IT Services	9.8
Media	6.4
Textiles, Apparel & Luxury Goods	5.4
Automobiles	5.2
Semiconductors & Semiconductor Equipment	4.7
Hotels, Restaurants & Leisure	3.2
Air Freight & Logistics	3.2
Short-Term Investments	2.9

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2014

Natixis Oakmark Fund

Shares	Description	Value (†)
Common Stocks — 93.3% of Net Assets
	Air Freight & Logistics — 2.0%
32,700	FedEx Corp.	$5,678,682

	Automobiles — 1.9%
123,300	General Motors Co.	4,304,403
17,800	Harley-Davidson, Inc.	1,173,198

		5,477,601

	Banks — 9.1%
513,800	Bank of America Corp.	9,191,882
115,200	Citigroup, Inc.	6,233,472
94,700	JPMorgan Chase & Co.	5,926,326
84,300	Wells Fargo & Co.	4,621,326

		25,973,006

	Beverages — 1.4%
36,400	Diageo PLC, Sponsored ADR	4,152,876

	Capital Markets — 8.2%
104,600	Bank of New York Mellon Corp. (The)	4,243,622
88,000	Franklin Resources, Inc.	4,872,560
28,100	Goldman Sachs Group, Inc. (The)	5,446,623
69,600	State Street Corp.	5,463,600
38,000	T. Rowe Price Group, Inc.	3,262,680

		23,289,085

	Chemicals — 1.6%
37,200	Monsanto Co.	4,444,284

	Communications Equipment — 1.7%
67,300	QUALCOMM, Inc.	5,002,409

	Consumer Finance — 1.9%
66,500	Capital One Financial Corp.	5,489,575

	Electronic Equipment, Instruments & Components — 1.8%
79,900	TE Connectivity Ltd.	5,053,675

	Energy Equipment & Services — 2.4%
81,000	Halliburton Co.	3,185,730
55,600	National Oilwell Varco, Inc.	3,643,468

		6,829,198

	Food & Staples Retailing — 1.5%
48,500	Wal-Mart Stores, Inc.	4,165,180

	Food Products — 4.5%
91,900	General Mills, Inc.	4,901,027
57,000	Nestle S.A., Sponsored ADR	4,158,150
91,300	Unilever PLC, Sponsored ADR	3,695,824

		12,755,001

	Health Care Equipment & Supplies — 1.8%
72,900	Medtronic, Inc.	5,263,380

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2014

Natixis Oakmark Fund – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — 2.0%
55,800	UnitedHealth Group, Inc.	$5,640,822

	Hotels, Restaurants & Leisure — 1.2%
60,900	Las Vegas Sands Corp.	3,541,944

	Household Durables — 1.2%
17,850	Whirlpool Corp.	3,458,259

	Industrial Conglomerates — 1.5%
166,800	General Electric Co.	4,215,036

	Insurance — 6.9%
81,700	Aflac, Inc.	4,991,053
114,900	American International Group, Inc.	6,435,549
49,200	Aon PLC	4,665,636
72,000	Principal Financial Group, Inc.	3,739,680

		19,831,918

	Internet & Catalog Retail — 3.7%
19,660	Amazon.com, Inc.(b)	6,101,481
148,600	Liberty Interactive Corp., Class A(b)	4,371,812

		10,473,293

	Internet Software & Services — 2.2%
11,620	Google, Inc., Class A(b)	6,166,269

	IT Services — 7.5%
33,200	Accenture PLC, Class A	2,965,092
66,000	Automatic Data Processing, Inc.	5,502,420
80,400	MasterCard, Inc., Class A	6,927,264
22,930	Visa, Inc., Class A	6,012,246

		21,407,022

	Machinery — 3.0%
48,800	Illinois Tool Works, Inc.	4,621,360
30,500	Parker Hannifin Corp.	3,932,975

		8,554,335

	Media — 4.6%
61,500	Comcast Corp., Special Class A	3,540,248
313,100	News Corp., Class A(b)	4,912,539
59,800	Omnicom Group, Inc.	4,632,706

		13,085,493

	Metals & Mining — 1.2%
740,200	Glencore PLC	3,447,185

	Oil, Gas & Consumable Fuels — 3.3%
96,900	Apache Corp.	6,072,723
172,600	Chesapeake Energy Corp.	3,377,782

		9,450,505

	Pharmaceuticals — 1.4%
88,300	Sanofi, ADR	4,027,363

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2014

Natixis Oakmark Fund – (continued)

Shares	Description	Value (†)
	Road & Rail — 1.2%
27,800	Union Pacific Corp.	$3,311,814

	Semiconductors & Semiconductor Equipment — 4.7%
112,800	Applied Materials, Inc.	2,810,976
168,000	Intel Corp.	6,096,720
86,700	Texas Instruments, Inc.	4,635,416

		13,543,112

	Software — 4.0%
97,700	Microsoft Corp.	4,538,165
152,200	Oracle Corp.	6,844,434

		11,382,599

	Specialty Retail — 2.1%
57,500	Home Depot, Inc. (The)	6,035,775

	Technology Hardware, Storage & Peripherals — 1.8%
46,600	Apple, Inc.	5,143,708

	Total Common Stocks (Identified Cost $225,810,769)	266,290,404

Principal Amount
Short-Term Investments — 5.8%
$16,533,486	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2014 at 0.010% to be repurchased at $16,533,495 on 1/02/2015 collateralized by $16,355,000 U.S. Treasury Note, 2.500% due 5/15/2024 valued at $16,865,888 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $16,533,486)	16,533,486

	Total Investments — 99.1% (Identified Cost $242,344,255)(a)	282,823,890
	Other assets less liabilities — 0.9%	2,540,371

	Net Assets — 100.0%	$285,364,261

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2014, the net unrealized appreciation on investments based on a cost of $242,805,431 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$45,524,180
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,505,721)

	Net unrealized appreciation	$40,018,459

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2014

Natixis Oakmark Fund – (continued)

Industry Summary at December 31, 2014

Banks	9.1%
Capital Markets	8.2
IT Services	7.5
Insurance	6.9
Semiconductors & Semiconductor Equipment	4.7
Media	4.6
Food Products	4.5
Software	4.0
Internet & Catalog Retail	3.7
Oil, Gas & Consumable Fuels	3.3
Machinery	3.0
Energy Equipment & Services	2.4
Internet Software & Services	2.2
Specialty Retail	2.1
Air Freight & Logistics	2.0
Health Care Providers & Services	2.0
Other Investments, less than 2% each	23.1
Short-Term Investments	5.8

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2014

Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks — 97.3% of Net Assets
	Australia — 3.5%
3,395,268	AMP Ltd.	$15,121,712
1,194,862	Orica Ltd.	18,309,572

		33,431,284

	Canada — 0.1%
34,400	Thomson Reuters Corp.	1,387,784

	France — 14.4%
598,700	BNP Paribas S.A.	35,343,697
32,600	Christian Dior S.A.	5,579,101
315,058	Danone	20,597,879
115,000	Kering	22,099,617
100,400	LVMH Moet Hennessy Louis Vuitton S.A.	15,903,525
125,200	Pernod-Ricard S.A.	13,914,432
114,076	Publicis Groupe S.A.	8,180,999
228,900	Safran S.A.	14,121,974

		135,741,224

	Germany — 11.2%
201,300	Allianz SE, (Registered)	33,340,548
277,200	Bayerische Motoren Werke AG	29,914,920
2,700	Continental AG	569,491
375,300	Daimler AG, (Registered)	31,170,190
157,500	SAP SE	10,997,967

		105,993,116

	Hong Kong — 1.4%
526,600	Melco Crown Entertainment Ltd., Sponsored ADR	13,375,640

	Ireland — 2.9%
1,629,131	Experian PLC	27,462,185

	Israel — 0.2%
27,900	Check Point Software Technologies Ltd.(b)	2,192,103

	Italy — 5.6%
82,200	Exor SpA	3,372,812
10,201,800	Intesa Sanpaolo SpA	29,594,407
3,512,300	Prada SpA	19,835,131

		52,802,350

	Japan — 10.8%
191,400	Canon, Inc.	6,083,409
3,493,000	Daiwa Securities Group, Inc.	27,350,666
1,047,300	Honda Motor Co. Ltd.	30,725,975
73,200	Meitec Corp.	2,163,892
142,700	Olympus Corp.(b)	4,998,828
67,000	Secom Co. Ltd.	3,849,458
429,200	Toyota Motor Corp.	26,746,604

		101,918,832

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2014

Natixis Oakmark International Fund – (continued)

Shares	Description	Value (†)
	Korea — 2.7%
21,140	Samsung Electronics Co. Ltd.	$25,415,438

	Netherlands — 6.6%
66,731	Akzo Nobel NV	4,617,119
3,447,900	CNH Industrial NV	27,911,017
90,700	Heineken Holding NV	5,677,957
126,746	Koninklijke Ahold NV	2,252,639
753,924	Koninklijke Philips NV	21,853,247

		62,311,979

	Sweden — 4.2%
398,300	Atlas Copco AB, Series B	10,195,605
186,900	Hennes & Mauritz AB, Series B	7,764,762
876,500	SKF AB, Series B	18,463,928
106,911	Swedish Match AB	3,350,004

		39,774,299

	Switzerland — 18.3%
290,100	Adecco S.A., (Registered)	19,941,261
360,200	Cie Financiere Richemont S.A., (Registered)	31,934,831
1,925,858	Credit Suisse Group AG, (Registered)	48,379,949
342,900	Holcim Ltd., (Registered)	24,511,908
154,300	Kuehne & Nagel International AG, (Registered)	20,959,398
200,600	Nestle S.A., (Registered)	14,623,938
85,900	Schindler Holding AG	12,400,879

		172,752,164

	United Kingdom — 15.4%
892,500	Diageo PLC	25,567,506
574,600	G4S PLC	2,478,608
671,600	GlaxoSmithKline PLC	14,408,237
18,905,400	Lloyds Banking Group PLC(b)	22,237,648
1,470,804	Meggitt PLC	11,831,506
439,400	Schroders PLC	18,262,461
100	Schroders PLC, (Non Voting)	3,218
631,000	Smiths Group PLC	10,729,598
421,900	Willis Group Holdings PLC	18,905,339
119,896	Wolseley PLC	6,854,671
662,700	WPP PLC	13,778,635

		145,057,427

	Total Common Stocks (Identified Cost $979,923,073)	919,615,825

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2014

Natixis Oakmark International Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 1.6%
$14,806,514	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2014 at 0.010% to be repurchased at $14,806,522 on 1/02/2015 collateralized by $12,720,000 U.S. Treasury Bond, 3.625% due 8/15/2043 valued at $15,105,000 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $14,806,514)	$14,806,514

	Total Investments — 98.9% (Identified Cost $994,729,587)(a)	934,422,339
	Other assets less liabilities — 1.1%	10,279,400

	Net Assets — 100.0%	$944,701,739

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2014, the net unrealized depreciation on investments based on a cost of $997,470,184 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$11,417,325
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(74,465,170)

	Net unrealized depreciation	$(63,047,845)

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

At December 31, 2014, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy	6/17/2015	Australian Dollar	8,794,000	$7,098,206	$(232,820)
Sell	6/17/2015	Australian Dollar	18,264,000	14,742,056	1,583,403
Buy	3/18/2015	Swedish Krona	46,890,000	6,016,558	(228,354)
Sell	3/18/2015	Swedish Krona	92,571,000	11,877,987	1,910,098
Sell	9/16/2015	Swiss Franc	43,799,000	44,318,373	1,088,013

Total					$4,120,340

1 Counterparty is State Street Bank and Trust Company.

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2014

Natixis Oakmark International Fund – (continued)

Industry Summary at December 31, 2014

Automobiles	12.6%
Textiles, Apparel & Luxury Goods	10.1
Capital Markets	9.9
Banks	9.2
Machinery	7.3
Insurance	7.1
Professional Services	5.2
Beverages	4.8
Food Products	3.8
Industrial Conglomerates	3.4
Technology Hardware, Storage & Peripherals	3.4
Aerospace & Defense	2.8
Construction Materials	2.6
Media	2.5
Chemicals	2.4
Marine	2.2
Other Investments, less than 2% each	8.0
Short-Term Investments	1.6

Total Investments	98.9
Other assets less liabilities (including forward foreign currency contracts)	1.1

Net Assets	100.0%

Currency Exposure Summary at December 31, 2014

Euro	35.7%
Swiss Franc	18.3
British Pound	16.3
Japanese Yen	10.8
United States Dollar	5.2
Swedish Krona	4.2
Australian Dollar	3.5
South Korean Won	2.7
Hong Kong Dollar	2.1
Canadian Dollar	0.1

Total Investments	98.9
Other assets less liabilities (including forward foreign currency contracts)	1.1

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2014

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 96.0% of Net Assets
	Aerospace & Defense — 2.0%
61,075	Esterline Technologies Corp.(b)	$6,698,706

	Auto Components — 1.2%
69,200	Tenneco, Inc.(b)	3,917,412

	Banks — 8.5%
147,375	Capital Bank Financial Corp., Class A(b)	3,949,650
397,380	FirstMerit Corp.	7,506,508
58,125	Prosperity Bancshares, Inc.	3,217,800
202,250	Union Bankshares Corp.	4,870,180
262,600	Webster Financial Corp.	8,542,378

		28,086,516

	Biotechnology — 0.6%
47,725	AMAG Pharmaceuticals, Inc.(b)	2,034,040

	Building Products — 1.5%
53,750	Lennox International, Inc.	5,110,013

	Capital Markets — 2.6%
111,325	LPL Financial Holdings, Inc.	4,959,529
211,775	TCP Capital Corp.	3,553,584

		8,513,113

	Commercial Services & Supplies — 2.7%
258,650	KAR Auction Services, Inc.	8,962,223

	Consumer Finance — 1.6%
96,500	First Cash Financial Services, Inc.(b)	5,372,155

	Containers & Packaging — 4.4%
536,525	Graphic Packaging Holding Co.(b)	7,307,470
132,950	Silgan Holdings, Inc.	7,126,120

		14,433,590

	Diversified Consumer Services — 1.9%
232,000	ServiceMaster Global Holdings, Inc.(b)	6,210,640

	Electrical Equipment — 0.9%
126,125	Thermon Group Holdings, Inc.(b)	3,050,964

	Electronic Equipment, Instruments & Components — 1.8%
60,850	Littelfuse, Inc.	5,882,370

	Energy Equipment & Services — 1.3%
205,350	Forum Energy Technologies, Inc.(b)	4,256,906

	Health Care Equipment & Supplies — 7.9%
147,675	Alere, Inc.(b)	5,611,650
147,350	Haemonetics Corp.(b)	5,513,837
117,725	Integra LifeSciences Holdings Corp.(b)	6,384,227
174,650	Merit Medical Systems, Inc.(b)	3,026,685
49,875	Teleflex, Inc.	5,726,647

		26,263,046

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2014

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — 4.8%
164,550	Amsurg Corp.(b)	$9,005,821
28,900	Civitas Solutions, Inc.(b)	492,167
88,600	LifePoint Hospitals, Inc.(b)	6,371,226

		15,869,214

	Hotels, Restaurants & Leisure — 2.7%
145,075	Bloomin’ Brands, Inc.(b)	3,592,057
65,175	Jack in the Box, Inc.	5,211,393

		8,803,450

	Household Durables — 1.1%
91,375	Ryland Group, Inc. (The)	3,523,420

	Insurance — 8.3%
141,075	American Equity Investment Life Holding Co.	4,117,979
117,200	Aspen Insurance Holdings Ltd.	5,129,844
274,325	CNO Financial Group, Inc.	4,723,877
156,762	HCC Insurance Holdings, Inc.	8,389,902
68,975	Platinum Underwriters Holdings Ltd.	5,064,144

		27,425,746

	Internet & Catalog Retail — 1.9%
83,025	HSN, Inc.	6,309,900

	IT Services — 6.4%
183,400	Broadridge Financial Solutions, Inc.	8,469,412
59,575	CACI International, Inc., Class A(b)	5,134,173
189,475	iGATE Corp.(b)	7,480,473

		21,084,058

	Life Sciences Tools & Services — 3.4%
112,525	Albany Molecular Research, Inc.(b)	1,831,907
164,625	PRA Health Sciences, Inc.(b)	3,987,218
214,550	VWR Corp.(b)	5,550,408

		11,369,533

	Machinery — 4.6%
26,650	Barnes Group, Inc.	986,317
178,500	Hillenbrand, Inc.	6,158,250
174,825	Rexnord Corp.(b)	4,931,813
38,675	Standex International Corp.	2,988,030

		15,064,410

	Metals & Mining — 2.0%
98,775	Globe Specialty Metals, Inc.	1,701,893
83,100	Reliance Steel & Aluminum Co.	5,091,537

		6,793,430

	Paper & Forest Products — 1.3%
142,375	KapStone Paper and Packaging Corp.	4,173,011

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2014

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Professional Services — 3.2%
52,200	Dun & Bradstreet Corp. (The)	$6,314,112
101,900	ICF International, Inc.(b)	4,175,862

		10,489,974

	REITs – Hotels — 1.4%
677,250	Hersha Hospitality Trust	4,761,068

	Road & Rail — 0.5%
32,350	Con-way, Inc.	1,590,973

	Software — 7.6%
67,425	BroadSoft, Inc.(b)	1,956,673
87,775	CommVault Systems, Inc.(b)	4,537,090
64,275	Ellie Mae, Inc.(b)	2,591,568
130,100	SS&C Technologies Holdings, Inc.	7,609,549
144,225	Verint Systems, Inc.(b)	8,405,433

		25,100,313

	Specialty Retail — 4.9%
148,675	GNC Holdings, Inc., Class A	6,981,778
43,875	Group 1 Automotive, Inc.	3,932,078
121,875	Men’s Wearhouse, Inc. (The)	5,380,781

		16,294,637

	Textiles, Apparel & Luxury Goods — 3.0%
154,175	Steven Madden Ltd.(b)	4,907,390
166,175	Wolverine World Wide, Inc.	4,897,177

		9,804,567

	Total Common Stocks (Identified Cost $247,924,369)	317,249,398

Principal Amount
Short-Term Investments — 1.8%
$5,717,818	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2014 at 0.010% to be repurchased at $5,717,821 on 1/02/2015 collateralized by $5,680,000 U.S. Treasury Note, 2.375% due 8/15/2024 valued at $5,836,200 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,717,818)	5,717,818

	Total Investments — 97.8% (Identified Cost $253,642,187)(a)	322,967,216
	Other assets less liabilities — 2.2%	7,398,632

	Net Assets — 100.0%	$330,365,848

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2014

Vaughan Nelson Small Cap Value Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2014, the net unrealized appreciation on investments based on a cost of $254,525,600 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$69,981,136
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,539,520)

	Net unrealized appreciation	$68,441,616

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2014

Banks	8.5%
Insurance	8.3
Health Care Equipment & Supplies	7.9
Software	7.6
IT Services	6.4
Specialty Retail	4.9
Health Care Providers & Services	4.8
Machinery	4.6
Containers & Packaging	4.4
Life Sciences Tools & Services	3.4
Professional Services	3.2
Textiles, Apparel & Luxury Goods	3.0
Commercial Services & Supplies	2.7
Hotels, Restaurants & Leisure	2.7
Capital Markets	2.6
Metals & Mining	2.0
Aerospace & Defense	2.0
Other Investments, less than 2% each	17.0
Short-Term Investments	1.8

Total Investments	97.8
Other assets less liabilities	2.2

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2014

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)
Common Stocks — 97.6% of Net Assets
	Auto Components — 3.1%
175,075	Delphi Automotive PLC	$12,731,454
198,000	Tenneco, Inc.(b)	11,208,780

		23,940,234

	Banks — 5.7%
305,350	CIT Group, Inc.	14,604,891
1,247,450	Investors Bancorp, Inc.	14,002,626
344,950	PacWest Bancorp	15,681,427

		44,288,944

	Capital Markets — 3.1%
268,875	LPL Financial Holdings, Inc.	11,978,381
303,250	SEI Investments Co.	12,142,130

		24,120,511

	Commercial Services & Supplies — 1.1%
248,025	KAR Auction Services, Inc.	8,594,066

	Communications Equipment — 1.7%
592,975	CommScope Holding Co., Inc.(b)	13,537,619

	Consumer Finance — 1.8%
241,775	PRA Group, Inc.(b)	14,006,026

	Containers & Packaging — 5.6%
231,350	Avery Dennison Corp.	12,002,438
353,275	Crown Holdings, Inc.(b)	17,981,698
170,900	Packaging Corp. of America	13,338,745

		43,322,881

	Diversified Consumer Services — 1.8%
509,600	ServiceMaster Global Holdings, Inc.(b)	13,641,992

	Diversified Financial Services — 2.0%
324,100	NASDAQ OMX Group, Inc. (The)	15,543,836

	Energy Equipment & Services — 0.3%
128,175	Superior Energy Services, Inc.	2,582,726

	Food & Staples Retailing — 2.6%
2,640,775	Rite Aid Corp.(b)	19,858,628

	Health Care Equipment & Supplies — 1.2%
256,375	Alere, Inc.(b)	9,742,250

	Health Care Providers & Services — 6.7%
301,175	Amsurg Corp.(b)	16,483,308
288,675	Community Health Systems, Inc.(b)	15,565,356
268,875	HCA Holdings, Inc.(b)	19,732,736

		51,781,400

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2014

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Household Durables — 4.5%
65,650	Harman International Industries, Inc.	$7,005,511
372,037	Jarden Corp.(b)	17,813,108
220,925	Lennar Corp., Class A	9,899,649

		34,718,268

	Household Products — 1.4%
117,750	Spectrum Brands Holdings, Inc.	11,266,320

	Insurance — 3.5%
423,100	First American Financial Corp.	14,343,090
149,025	Reinsurance Group of America, Inc., Class A	13,057,571

		27,400,661

	Internet & Catalog Retail — 1.9%
198,000	HSN, Inc.	15,048,000

	IT Services — 10.1%
218,850	Broadridge Financial Solutions, Inc.	10,106,493
177,175	CACI International, Inc., Class A(b)	15,268,941
198,000	Fiserv, Inc.(b)	14,052,060
149,025	Global Payments, Inc.	12,030,788
696,150	Sabre Corp.	14,110,961
383,500	Total System Services, Inc.	13,023,660

		78,592,903

	Machinery — 3.0%
69,825	Snap-on, Inc.	9,547,871
130,275	WABCO Holdings, Inc.(b)	13,650,214

		23,198,085

	Metals & Mining — 4.3%
260,525	Carpenter Technology Corp.	12,830,856
547,125	Constellium NV, Class A(b)	8,989,264
185,500	Reliance Steel & Aluminum Co.	11,365,585

		33,185,705

	Oil, Gas & Consumable Fuels — 1.9%
157,375	Gulfport Energy Corp.(b)	6,568,833
88,575	Noble Energy, Inc.	4,201,112
113,600	Whiting Petroleum Corp.(b)	3,748,800

		14,518,745

	Pharmaceuticals — 4.7%
534,625	Catalent, Inc.(b)	14,905,345
101,075	Mallinckrodt PLC(b)	10,009,457
82,411	Valeant Pharmaceuticals International, Inc.(b)	11,793,838

		36,708,640

	Professional Services — 1.4%
357,450	TriNet Group, Inc.(b)	11,181,036

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2014

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Road & Rail — 2.6%
216,775	Con-way, Inc.	$10,660,994
387,675	Hertz Global Holdings, Inc.(b)	9,668,615

		20,329,609

	Semiconductors & Semiconductor Equipment — 5.3%
128,175	Avago Technologies Ltd.	12,893,123
381,425	Micron Technology, Inc.(b)	13,353,689
208,425	Skyworks Solutions, Inc.	15,154,582

		41,401,394

	Software — 1.4%
138,600	Check Point Software Technologies Ltd.(b)	10,889,802

	Specialty Retail — 6.2%
191,750	Cabela’s, Inc.(b)	10,107,143
270,950	GNC Holdings, Inc., Class A	12,723,812
314,075	Men’s Wearhouse, Inc. (The)	13,866,411
88,575	Signet Jewelers Ltd.	11,653,813

		48,351,179

	Technology Hardware, Storage & Peripherals — 2.0%
522,100	NCR Corp.(b)	15,213,994

	Textiles, Apparel & Luxury Goods — 3.8%
256,375	Gildan Activewear, Inc.	14,498,006
115,675	PVH Corp.	14,826,065

		29,324,071

	Trading Companies & Distributors — 2.9%
473,125	HD Supply Holdings, Inc.(b)	13,952,457
82,325	United Rentals, Inc.(b)	8,397,973

		22,350,430

	Total Common Stocks (Identified Cost $650,778,624)	758,639,955

Closed-End Investment Companies — 1.8%
889,975	Ares Capital Corp. (Identified Cost $14,908,810)	13,888,060

Principal Amount
Short-Term Investments — 0.7%
$5,455,986	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2014 at 0.010% to be repurchased at $5,455,989 on 1/02/2015 collateralized by $5,450,000 Federal Home Loan Bank, 2.875% due 6/14/2024 valued at $5,565,813 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,455,986)	5,455,986

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2014

Vaughan Nelson Value Opportunity Fund – (continued)

	Description	Value (†)
	Total Investments — 100.1% (Identified Cost $671,143,420)(a)	$777,984,001
	Other assets less liabilities — (0.1)%	(758,381)

	Net Assets — 100.0%	$777,225,620

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2014, the net unrealized appreciation on investments based on a cost of $671,778,562 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$128,311,600
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(22,106,161)

	Net unrealized appreciation	$106,205,439

(b)	Non-income producing security.

Industry Summary at December 31, 2014

IT Services	10.1%
Health Care Providers & Services	6.7
Specialty Retail	6.2
Banks	5.7
Containers & Packaging	5.6
Semiconductors & Semiconductor Equipment	5.3
Pharmaceuticals	4.7
Household Durables	4.5
Metals & Mining	4.3
Textiles, Apparel & Luxury Goods	3.8
Insurance	3.5
Capital Markets	3.1
Auto Components	3.1
Machinery	3.0
Trading Companies & Distributors	2.9
Road & Rail	2.6
Food & Staples Retailing	2.6
Diversified Financial Services	2.0
Technology Hardware, Storage & Peripherals	2.0
Other Investments, less than 2% each	17.7
Short-Term Investments	0.7

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

41  |

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|  42

Statements of Assets and Liabilities

December 31, 2014

	CGM Advisor Targeted Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
ASSETS
Investments at cost	$457,574,544	$242,344,255	$994,729,587
Net unrealized appreciation (depreciation)	70,269,236	40,479,635	(60,307,248)

Investments at value	527,843,780	282,823,890	934,422,339
Cash	1,282	6,498	—
Foreign currency at value (identified cost $0, $0, and $90,640, respectively)	—	—	90,640
Receivable for Fund shares sold	46,708	2,768,208	15,679,107
Receivable for securities sold	—	1,146,461	1,676,291
Dividends and interest receivable	605,594	271,144	618,748
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	4,581,514
Tax reclaims receivable	—	—	747,054

TOTAL ASSETS	528,497,364	287,016,201	957,815,693

LIABILITIES
Payable for securities purchased	—	—	494,511
Payable for Fund shares redeemed	840,260	851,360	11,174,092
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	461,174
Management fees payable (Note 6)	317,706	162,774	707,765
Deferred Trustees’ fees (Note 6)	875,037	511,788	44,371
Administrative fees payable (Note 6)	18,941	10,143	35,580
Payable to distributor (Note 6d)	1,813	1,508	7,740
Other accounts payable and accrued expenses	144,960	114,367	188,721

TOTAL LIABILITIES	2,198,717	1,651,940	13,113,954

NET ASSETS	$526,298,647	$285,364,261	$944,701,739

NET ASSETS CONSIST OF:
Paid-in capital	$449,975,018	$244,981,047	$1,001,387,724
Distributions in excess of net investment income/Accumulated net investment loss	(875,037)	(490,709)	(1,601,585)
Accumulated net realized gain on investments and foreign currency transactions	6,929,430	394,288	1,192,979
Net unrealized appreciation (depreciation) on investments and foreign currency translations	70,269,236	40,479,635	(56,277,379)

NET ASSETS	$526,298,647	$285,364,261	$944,701,739

See accompanying notes to financial statements.

43  |

Statements of Assets and Liabilities (continued)

December 31, 2014

	CGM Advisor Targeted Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$458,974,964	$195,060,718	$617,382,804

Shares of beneficial interest	42,783,090	9,548,955	49,622,011

Net asset value and redemption price per share	$10.73	$20.43	$12.44

Offering price per share (100/94.25 of net asset value) (Note 1)	$11.38	$21.68	$13.20

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$931,658	$668,804	$—

Shares of beneficial interest	102,997	36,518	—

Net asset value and offering price per share	$9.05	$18.31	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$31,461,526	$62,940,913	$327,318,935

Shares of beneficial interest	3,508,327	3,459,369	26,730,277

Net asset value and offering price per share	$8.97	$18.19	$12.25

Class Y shares:
Net assets	$34,930,499	$26,693,826	$—

Shares of beneficial interest	3,129,647	1,254,504	—

Net asset value, offering and redemption price per share	$11.16	$21.28	$—

See accompanying notes to financial statements.

|  44

Statements of Assets and Liabilities (continued)

December 31, 2014

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
ASSETS
Investments at cost	$253,642,187	$671,143,420
Net unrealized appreciation	69,325,029	106,840,581

Investments at value	322,967,216	777,984,001
Receivable for Fund shares sold	109,969	2,790,548
Receivable for securities sold	8,712,987	—
Dividends and interest receivable	274,338	338,661

TOTAL ASSETS	332,064,510	781,113,210

LIABILITIES
Payable for securities purchased	322,911	—
Payable for Fund shares redeemed	801,437	3,132,423
Management fees payable (Note 6)	252,866	526,400
Deferred Trustees’ fees (Note 6)	218,039	75,573
Administrative fees payable (Note 6)	12,008	28,121
Payable to distributor (Note 6d)	3,313	8,415
Other accounts payable and accrued expenses	88,088	116,658

TOTAL LIABILITIES	1,698,662	3,887,590

NET ASSETS	$330,365,848	$777,225,620

NET ASSETS CONSIST OF:
Paid-in capital	$257,283,799	$665,842,911
Distributions in excess of net investment income/ Accumulated net investment loss	(218,038)	(75,573)
Accumulated net realized gain on investments	3,975,058	4,617,701
Net unrealized appreciation on	69,325,029	106,840,581

NET ASSETS	$330,365,848	$777,225,620

See accompanying notes to financial statements.

45  |

Statements of Assets and Liabilities (continued)

December 31, 2014

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$125,200,967	$73,236,830

Shares of beneficial interest	6,064,450	3,439,845

Net asset value and redemption price per share	$20.65	$21.29

Offering price per share (100/94.25 of net asset value) (Note 1)	$21.91	$22.59

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$967,478	$—

Shares of beneficial interest	62,929	—

Net asset value and offering price per share	$15.37	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$27,292,407	$35,893,876

Shares of beneficial interest	1,777,162	1,750,339

Net asset value and offering price per share	$15.36	$20.51

Class N shares:
Net assets	$—	$12,024,110

Shares of beneficial interest	—	559,344

Net asset value, offering and redemption price per share	$—	$21.50

Class Y shares:
Net assets	$176,904,996	$656,070,804

Shares of beneficial interest	8,373,892	30,490,683

Net asset value, offering and redemption price per share	$21.13	$21.52

See accompanying notes to financial statements.

|  46

Statements of Operations

For the Year Ended December 31, 2014

	CGM Advisor Targeted Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
INVESTMENT INCOME
Dividends	$5,170,842	$3,634,934	$26,512,627
Interest	187	389	519
Less net foreign taxes withheld	(4,490)	(28,169)	(2,406,735)

	5,166,539	3,607,154	24,106,411

Expenses
Management fees (Note 6)	3,950,271	1,511,982	7,726,791
Service and distribution fees (Note 6)	1,538,621	718,374	4,689,805
Administrative fees (Note 6)	239,450	94,112	392,411
Trustees’ fees and expenses (Note 6)	85,335	53,577	34,449
Transfer agent fees and expenses (Note 6)	466,399	240,836	747,651
Audit and tax services fees	48,430	40,097	41,749
Custodian fees and expenses	25,297	24,205	379,432
Legal fees	4,474	1,722	8,007
Registration fees	79,985	92,669	134,034
Shareholder reporting expenses	45,482	30,931	86,648
Miscellaneous expenses	22,970	17,254	41,039

Total expenses	6,506,714	2,825,759	14,282,016

Net investment income (loss)	(1,340,175)	781,395	9,824,395

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	65,609,793	33,601,811	17,864,400
Foreign currency transactions	161	5,418	4,030,315
Net change in unrealized appreciation (depreciation) on:
Investments	(21,344,530)	(12,934,590)	(104,404,133)
Foreign currency translations	—	—	4,758,193

Net realized and unrealized gain (loss) on investments and foreign currency transactions	44,265,424	20,672,639	(77,751,225)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$42,925,249	$21,454,034	$(67,926,830)

See accompanying notes to financial statements.

47  |

Statements of Operations (continued)

For the Year Ended December 31, 2014

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
INVESTMENT INCOME
Dividends	$3,741,949	$5,964,263
Interest	252	378
Less net foreign taxes withheld	—	(5,079)

	3,742,201	5,959,562

Expenses
Management fees (Note 6)	3,045,023	5,277,503
Service and distribution fees (Note 6)	661,962	504,859
Administrative fees (Note 6)	146,250	284,742
Trustees’ fees and expenses (Note 6)	37,234	32,194
Transfer agent fees and expenses (Notes 6 and 7)	363,591	648,576
Audit and tax services fees	40,122	40,995
Custodian fees and expenses	29,010	34,753
Legal fees	2,774	5,514
Registration fees	79,332	199,073
Shareholder reporting expenses	34,042	60,230
Miscellaneous expenses	21,534	25,804

Total expenses	4,460,874	7,114,243
Fee/expense recovery (Note 6)	—	20
Less waiver and/or expense reimbursement (Note 6)	—	(153)

Net expenses	4,460,874	7,114,110

Net investment loss	(718,673)	(1,154,548)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	48,304,361	54,468,033
Net change in unrealized appreciation (depreciation) on:
Investments	(19,409,424)	16,777,310

Net realized and unrealized gain on investments	28,894,937	71,245,343

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,176,264	$70,090,795

See accompanying notes to financial statements.

|  48

Statements of Changes in Net Assets

	CGM Advisor Targeted Equity Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment loss	$(1,340,175)	$(1,138,950)
Net realized gain on investments and foreign currency transactions	65,609,954	98,423,883
Net change in unrealized appreciation (depreciation) on investments	(21,344,530)	46,132,544

Net increase in net assets resulting from operations	42,925,249	143,417,477

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(4,304)
Class B	—	(97)
Class C	—	(360)
Class Y	—	(464)
Net realized capital gains
Class A	(63,610,439)	(64,422,015)
Class B	(177,582)	(319,115)
Class C	(5,241,159)	(5,418,797)
Class Y	(5,034,635)	(6,313,726)

Total distributions	(74,063,815)	(76,478,878)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(24,383,469)	(11,961,194)

Net increase (decrease) in net assets	(55,522,035)	54,977,405
NET ASSETS
Beginning of the year	581,820,682	526,843,277

End of the year	$526,298,647	$581,820,682

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS	$(875,037)	$(899,985)

See accompanying notes to financial statements.

49  |

Statements of Changes in Net Assets (continued)

	Natixis Oakmark Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$781,395	$459,080
Net realized gain on investments and foreign currency transactions	33,607,229	16,250,184
Net change in unrealized appreciation (depreciation) on investments	(12,934,590)	32,080,893

Net increase in net assets resulting from operations	21,454,034	48,790,157

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(582,642)	(432,563)
Class C	(61,330)	—
Class Y	(130,544)	(70,778)
Net realized capital gains
Class A	(25,448,063)	(4,641,585)
Class B	(115,777)	(53,345)
Class C	(7,987,538)	(294,950)
Class Y	(3,299,099)	(435,710)

Total distributions	(37,624,993)	(5,928,931)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	132,132,840	(7,589,261)

Net increase in net assets	115,961,881	35,271,965
NET ASSETS
Beginning of the year	169,402,380	134,130,415

End of the year	$285,364,261	$169,402,380

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(490,709)	$(472,053)

See accompanying notes to financial statements.

|  50

Statements of Changes in Net Assets (continued)

	Natixis Oakmark International Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$9,824,395	$415,827
Net realized gain on investments and foreign currency transactions	21,894,715	11,401,208
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(99,645,940)	36,596,500

Net increase (decrease) in net assets resulting from operations	(67,926,830)	48,413,535

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(12,092,911)	(1,179,127)
Class C	(4,207,529)	(154,136)
Net realized capital gains
Class A	(10,563,438)	(3,755,164)
Class C	(5,813,413)	(2,995,185)

Total distributions	(32,677,291)	(8,083,612)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	493,477,560	441,801,535

Net increase in net assets	392,873,439	482,131,458
NET ASSETS
Beginning of the year	551,828,300	69,696,842

End of the year	$944,701,739	$551,828,300

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(1,601,585)	$844,145

See accompanying notes to financial statements.

51  |

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income (loss)	$(718,673)	$1,290,060
Net realized gain on investments	48,304,361	58,527,986
Net change in unrealized appreciation (depreciation) on investments	(19,409,424)	50,817,080

Net increase in net assets resulting from operations	28,176,264	110,635,126

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(368,339)
Class B	—	(812)
Class C	—	(8,031)
Class Y	—	(821,635)
Net realized capital gains
Class A	(20,240,252)	(23,147,106)
Class B	(221,933)	(433,209)
Class C	(5,709,846)	(5,802,683)
Class Y	(26,912,401)	(25,293,191)

Total distributions	(53,084,432)	(55,875,006)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	4,930,798	(27,872,472)

Net increase (decrease) in net assets	(19,977,370)	26,887,648
NET ASSETS
Beginning of the year	350,343,218	323,455,570

End of the year	$330,365,848	$350,343,218

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS	$(218,038)	$(213,083)

See accompanying notes to financial statements.

|  52

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Value Opportunity Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income (loss)	$(1,154,548)	$141,131
Net realized gain on investments	54,468,033	26,959,140
Net change in unrealized appreciation (depreciation) on investments	16,777,310	76,536,470

Net increase in net assets resulting from operations	70,090,795	103,636,741

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class N	—	(1)
Class Y	—	(163,927)
Net realized capital gains
Class A	(5,399,669)	(3,567,518)
Class C	(2,482,970)	(1,069,705)
Class N	(785,557)	(60)
Class Y	(44,268,540)	(18,839,663)

Total distributions	(52,936,736)	(23,640,874)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	310,528,319	174,487,517

Net increase in net assets	327,682,378	254,483,384
NET ASSETS
Beginning of the year	449,543,242	195,059,858

End of the year	$777,225,620	$449,543,242

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS	$(75,573)	$(57,126)

See accompanying notes to financial statements.

53  |

Financial Highlights

For a share outstanding throughout each period.

	CGM Advisor Targeted Equity Fund—Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$11.46	$10.23		$9.36		$11.12	$9.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.02)	(0.02)		0.08	(b)	0.05	0.05	(c)
Net realized and unrealized gain (loss)	0.91	2.94		1.36		(1.76)	1.58

Total from Investment Operations	0.89	2.92		1.44		(1.71)	1.63

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.00	)(d)	(0.09)		(0.05)	(0.05)
Net realized capital gains	(1.62)	(1.69)		(0.48)		—	—

Total Distributions	(1.62)	(1.69)		(0.57)		(0.05)	(0.05)

Net asset value, end of the period	$10.73	$11.46		$10.23		$9.36	$11.12

Total return(e)	8.27%	29.01%		15.44	%(b)	(15.36)%	17.14%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$458,975	$493,102		$438,288		$503,330	$753,518
Net expenses	1.15%	1.17%		1.18%		1.13%	1.16%
Gross expenses	1.15%	1.17%		1.18%		1.13%	1.16%
Net investment income (loss)	(0.21)%	(0.17)%		0.78	%(b)	0.45%	0.52	%(c)
Portfolio turnover rate	229%	205%		192%		236%	146%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, total return would have been 14.81% and the ratio of net investment income to average net assets would have been 0.21%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.02 and the ratio of net investment income to average net assets would have been 0.23%.
(d)	Amount rounds to less than $0.01 per share.
(e)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	CGM Advisor Targeted Equity Fund—Class B
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$9.98	$9.15		$8.41		$10.01	$8.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.10)	(0.10)		(0.00	)(b)(c)	(0.03)	(0.02	)(d)
Net realized and unrealized gain (loss)	0.79	2.62		1.22		(1.57)	1.42

Total from Investment Operations	0.69	2.52		1.22		(1.60)	1.40

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.00	)(b)	(0.00	)(b)	—	(0.00	)(b)
Net realized capital gains	(1.62)	(1.69)		(0.48)		—	—

Total Distributions	(1.62)	(1.69)		(0.48)		—	(0.00)

Net asset value, end of the period	$9.05	$9.98		$9.15		$8.41	$10.01

Total return(e)	7.47%	28.06%		14.54	%(c)	(15.98)%	16.26%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$932	$2,205		$3,447		$5,296	$9,934
Net expenses	1.89%	1.91%		1.93%		1.88%	1.91%
Gross expenses	1.89%	1.91%		1.93%		1.88%	1.91%
Net investment loss	(0.98)%	(0.94)%		(0.05	)%(c)	(0.32)%	(0.28	)%(d)
Portfolio turnover rate	229%	205%		192%		236%	146%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.05), total return would have been 13.83% and the ratio of net investment loss to average net assets would have been (0.56)%.
(d)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.05) and the ratio of net investment loss to average net assets would have been (0.53)%.
(e)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	CGM Advisor Targeted Equity Fund—Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$9.91	$9.09		$8.37		$9.96	$8.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)	(0.10)		(0.00	)(b)(c)	(0.03)	(0.02	)(d)
Net realized and unrealized gain (loss)	0.77	2.61		1.20		(1.56)	1.41

Total from Investment Operations	0.68	2.51		1.20		(1.59)	1.39

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.00	)(b)	(0.00	)(b)	—	(0.00	)(b)
Net realized capital gains	(1.62)	(1.69)		(0.48)		—	—

Total Distributions	(1.62)	(1.69)		(0.48)		—	(0.00)

Net asset value, end of the period	$8.97	$9.91		$9.09		$8.37	$9.96

Total return(e)	7.43%	28.13%		14.45	%(c)	(15.96)%	16.22%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$31,462	$36,417		$35,225		$47,416	$81,291
Net expenses	1.90%	1.91%		1.93%		1.88%	1.91%
Gross expenses	1.90%	1.91%		1.93%		1.88%	1.91%
Net investment loss	(0.96)%	(0.92)%		(0.02	)%(c)	(0.32)%	(0.23	)%(d)
Portfolio turnover rate	229%	205%		192%		236%	146%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.05), total return would have been 13.86% and the ratio of net investment loss to average net assets would have been (0.55)%.
(d)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.05) and the ratio of net investment loss to average net assets would have been (0.52)%.
(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	CGM Advisor Targeted Equity Fund—Class Y
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$11.83	$10.49		$9.59		$11.40	$9.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.00 (b)	0.01		0.11	(c)	0.07	0.07	(d)
Net realized and unrealized gain (loss)	0.95	3.02		1.39		(1.80)	1.63

Total from Investment Operations	0.95	3.03		1.50		(1.73)	1.70

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.00	)(b)	(0.12)		(0.08)	(0.08)
Net realized capital gains	(1.62)	(1.69)		(0.48)		—	—

Total Distributions	(1.62)	(1.69)		(0.60)		(0.08)	(0.08)

Net asset value, end of the period	$11.16	$11.83		$10.49		$9.59	$11.40

Total return	8.52%	29.34%		15.69	%(c)	(15.16)%	17.39%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$34,930	$50,096		$49,884		$57,003	$137,631
Net expenses	0.89%	0.91%		0.93%		0.87%	0.91%
Gross expenses	0.89%	0.91%		0.93%		0.87%	0.91%
Net investment income	0.04%	0.08%		1.02	%(c)	0.62%	0.69	%(d)
Portfolio turnover rate	229%	205%		192%		236%	146%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.05, total return would have been 14.96% and the ratio of net investment income to average net assets would have been 0.47%.
(d)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.05 and the ratio of net investment income to average net assets would have been 0.48%.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class A
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$21.40		$16.09		$13.86		$14.17		$12.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.06		0.12		0.08		0.05
Net realized and unrealized gain (loss)	2.11		6.03		2.24		(0.30)		1.60

Total from Investment Operations	2.21		6.09		2.36		(0.22)		1.65

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.07)		(0.13)		(0.09)		(0.06)
Net realized capital gains	(3.11)		(0.71)		—		—		—

Total Distributions	(3.18)		(0.78)		(0.13)		(0.09)		(0.06)

Net asset value, end of the period	$20.43		$21.40		$16.09		$13.86		$14.17

Total return(b)	10.43%		37.82%		17.03	%(c)	(1.56)%		13.08	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$195,061		$145,270		$113,870		$107,978		$118,938
Net expenses	1.22%		1.30	%(d)	1.30	%(e)	1.30	%(f)	1.30	%(e)
Gross expenses	1.22%		1.30	%(d)	1.33%		1.30	%(f)	1.39%
Net investment income	0.44%		0.33%		0.77%		0.57%		0.36%
Portfolio turnover rate	64	%(g)	29%		25%		36%		32%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes fee/expense recovery of 0.01%.
(g)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class B
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$19.57		$14.83		$12.76		$13.07		$11.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.06)		(0.07)		(0.01)		(0.03)		(0.05)
Net realized and unrealized gain (loss)	1.91		5.52		2.08		(0.28)		1.48

Total from Investment Operations	1.85		5.45		2.07		(0.31)		1.43

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		—		(0.00	)(b)	(0.01)
Net realized capital gains	(3.11)		(0.71)		—		—		—

Total Distributions	(3.11)		(0.71)		—		(0.00)		(0.01)

Net asset value, end of the period	$18.31		$19.57		$14.83		$12.76		$13.07

Total return(c)	9.56%		36.75%		16.22	%(d)	(2.34)%		12.31	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$669		$1,532		$2,145		$3,341		$5,614
Net expenses	1.97%		2.05	%(e)	2.05	%(f)	2.05	%(g)	2.05	%(f)
Gross expenses	1.97%		2.05	%(e)	2.08%		2.05	%(g)	2.13%
Net investment loss	(0.31)%		(0.43)%		(0.04)%		(0.21)%		(0.40)%
Portfolio turnover rate	64	%(h)	29%		25%		36%		32%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes fee/expense recovery of 0.01%.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class C
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$19.48		$14.75		$12.72		$13.02		$11.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.06)		(0.07)		0.00	(b)	(0.03)		(0.05)
Net realized and unrealized gain (loss)	1.90		5.51		2.05		(0.27)		1.47

Total from Investment Operations	1.84		5.44		2.05		(0.30)		1.42

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)		—		(0.02)		(0.00	)(b)	(0.01)
Net realized capital gains	(3.11)		(0.71)		—		—		—

Total Distributions	(3.13)		(0.71)		(0.02)		(0.00)		(0.01)

Net asset value, end of the period	$18.19		$19.48		$14.75		$12.72		$13.02

Total return(c)	9.55%		36.88%		16.13	%(d)	(2.28)%		12.26	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$62,941		$8,425		$6,016		$5,667		$7,399
Net expenses	1.97%		2.05	%(e)	2.05	%(f)	2.05	%(g)	2.05	%(f)
Gross expenses	1.97%		2.05	%(e)	2.08%		2.05	%(g)	2.14%
Net investment income (loss)	(0.30)%		(0.42)%		0.02%		(0.19)%		(0.39)%
Portfolio turnover rate	64	%(h)	29%		25%		36%		32%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes fee/expense recovery of 0.01%.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class Y
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$22.16		$16.63		$14.32		$14.65		$12.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15		0.11		0.17		0.12		0.08
Net realized and unrealized gain (loss)	2.20		6.24		2.31		(0.33)		1.67

Total from Investment Operations	2.35		6.35		2.48		(0.21)		1.75

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.11)		(0.17)		(0.12)		(0.09)
Net realized capital gains	(3.11)		(0.71)		—		—		—

Total Distributions	(3.23)		(0.82)		(0.17)		(0.12)		(0.09)

Net asset value, end of the period	$21.28		$22.16		$16.63		$14.32		$14.65

Total return	10.70%		38.21%		17.33	%(b)	(1.40)%		13.47	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$26,694		$14,176		$12,100		$7,567		$9,586
Net expenses	0.97%		1.05	%(c)	1.05	%(d)	1.05	%(e)	1.05	%(d)
Gross expenses	0.97%		1.05	%(c)	1.09%		1.05	%(e)	1.14%
Net investment income	0.67%		0.54%		1.04%		0.80%		0.61%
Portfolio turnover rate	64	%(f)	29%		25%		36%		32%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Includes fee/expense recovery of less than 0.01%.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Period Ended December 31, 2010*
Net asset value, beginning of the period	$13.74	$10.94		$8.68		$10.16		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.07		0.14		0.09	(b)	0.00	(c)
Net realized and unrealized gain (loss)	(1.01)	2.99		2.35		(1.57)		0.16

Total from Investment Operations	(0.83)	3.06		2.49		(1.48)		0.16

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.08)		(0.23)		(0.00	)(c)	(0.00	)(c)
Net realized capital gains	(0.22)	(0.18)		—		(0.00	)(c)	—

Total Distributions	(0.47)	(0.26)		(0.23)		(0.00)		(0.00)

Net asset value, end of the period	$12.44	$13.74		$10.94		$8.68		$10.16

Total return(d)	(6.05)%	28.13%		28.78	%(e)	(14.55	)%(b)(e)	1.62	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$617,383	$314,579		$35,555		$33,852		$5,487
Net expenses	1.31%	1.44	%(f)	1.45	%(g)	1.45	%(g)	1.45	%(g)(h)
Gross expenses	1.31%	1.44	%(f)	1.64%		1.87%		22.77	%(h)
Net investment income	1.34%	0.52%		1.50%		0.93	%(b)	0.23	%(h)
Portfolio turnover rate	31%	20%		53%		48%		0	%(i)

*	From commencement of operations on December 15, 2010 through December 31, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.08, total return would have been (14.65)% and the ratio of net investment income to average net assets would have been 0.81%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(f)	Includes fee/expense recovery of 0.05%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Amount rounds to less than 1%.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Period Ended December 31, 2010*
Net asset value, beginning of the period	$13.53	$10.82		$8.61		$10.15		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.08	(0.02)		0.06		0.02	(b)	(0.00	)(c)
Net realized and unrealized gain (loss)	(0.98)	2.94		2.34		(1.56)		0.15

Total from Investment Operations	(0.90)	2.92		2.40		(1.54)		0.15

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.03)		(0.19)		(0.00	)(c)	(0.00	)(c)
Net realized capital gains	(0.22)	(0.18)		—		(0.00	)(c)	—

Total Distributions	(0.38)	(0.21)		(0.19)		(0.00)		(0.00)

Net asset value, end of the period	$12.25	$13.53		$10.82		$8.61		$10.15

Total return(d)	(6.67)%	27.13%		27.93	%(e)	(15.17	)%(b)(e)	1.52	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$327,319	$237,250		$34,142		$13,501		$700
Net expenses	2.05%	2.19	%(f)	2.20	%(g)	2.20	%(g)	2.20	%(g)(h)
Gross expenses	2.05%	2.19	%(f)	2.39%		2.59%		25.08	%(h)
Net investment income (loss)	0.61%	(0.14)%		0.59%		0.20	%(b)	(0.08	)%(h)
Portfolio turnover rate	31%	20%		53%		48%		0	%(i)

*	From commencement of operations on December 15, 2010 through December 31, 2010.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.01, total return would have been (15.27)% and the ratio of net investment income to average net assets would have been 0.08%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(f)	Includes fee/expense recovery of 0.04%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Amount rounds to less than 1%.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$22.34	$18.97		$17.74		$22.69	$22.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.06)	0.07	(b)	0.13	(c)	0.10	(0.01)
Net realized and unrealized gain (loss)	1.95	7.14		2.50		(0.83)	5.27

Total from Investment Operations	1.89	7.21		2.63		(0.73)	5.26

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.06)		(0.14)		(0.09)	—
Net realized capital gains	(3.58)	(3.78)		(1.26)		(4.13)	(4.90)

Total Distributions	(3.58)	(3.84)		(1.40)		(4.22)	(4.90)

Increase from regulatory settlements	—	—		—		—	0.02

Net asset value, end of the period	$20.65	$22.34		$18.97		$17.74	$22.69

Total return(d)	8.79%	39.01	%(b)	14.93	%(c)	(3.77)%	23.67%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$125,201	$152,792		$160,400		$228,445	$267,192
Net expenses	1.37%	1.39	%(e)	1.39%		1.36%	1.41%
Gross expenses	1.37%	1.39	%(e)	1.39%		1.36%	1.41%
Net investment income (loss)	(0.27)%	0.33	%(b)	0.67	%(c)	0.44%	(0.03)%
Portfolio turnover rate	58%	58%		73%		88%	80%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.00, total return would have been 38.63% and the ratio of net investment income to average net assets would have been 0.02%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.04, total return would have been 14.42% and the ratio of net investment income to average net assets would have been 0.22%.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class B
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$17.63	$15.65		$14.84		$19.73		$20.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.19)	(0.07	)(b)	(0.02	)(c)	(0.07)		(0.17)
Net realized and unrealized gain (loss)	1.51	5.84		2.09		(0.69)		4.72

Total from Investment Operations	1.32	5.77		2.07		(0.76)		4.55

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)		—		(0.00	)(d)	—
Net realized capital gains	(3.58)	(3.78)		(1.26)		(4.13)		(4.90)

Total Distributions	(3.58)	(3.79)		(1.26)		(4.13)		(4.90)

Increase from regulatory settlements	—	—		—		—		0.02

Net asset value, end of the period	$15.37	$17.63		$15.65		$14.84		$19.73

Total return(e)	7.87%	38.03	%(b)	14.12	%(c)	(4.51)%		22.78%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$967	$2,239		$3,106		$4,657		$7,996
Net expenses	2.12%	2.14	%(f)	2.14%		2.11%		2.16%
Gross expenses	2.12%	2.14	%(f)	2.14%		2.11%		2.16%
Net investment loss	(1.08)%	(0.40	)%(b)	(0.14	)%(c)	(0.38)%		(0.78)%
Portfolio turnover rate	58%	58%		73%		88%		80%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.14), total return would have been 37.63% and the ratio of net investment income loss to average net assets would have been (0.77)%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.09), total return would have been 13.64% and the ratio of net investment income loss to average net assets would have been (0.56)%.
(d)	Amount rounds to less than $0.01 per share.
(e)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(f)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$17.61	$15.64		$14.85		$19.74	$20.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.18)	(0.07	)(b)	(0.01	)(c)	(0.06)	(0.16)
Net realized and unrealized gain (loss)	1.51	5.83		2.08		(0.70)	4.71

Total from Investment Operations	1.33	5.76		2.07		(0.76)	4.55

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)		(0.02)		—	—
Net realized capital gains	(3.58)	(3.78)		(1.26)		(4.13)	(4.90)

Total Distributions	(3.58)	(3.79)		(1.28)		(4.13)	(4.90)

Increase from regulatory settlements	—	—		—		—	0.02

Net asset value, end of the period	$15.36	$17.61		$15.64		$14.85	$19.74

Total return(d)	7.94%	37.99	%(b)	14.08	%(c)	(4.51)%	22.78%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$27,292	$31,476		$26,980		$30,284	$38,855
Net expenses	2.12%	2.14	%(e)	2.14%		2.11%	2.16%
Gross expenses	2.12%	2.14	%(e)	2.14%		2.11%	2.16%
Net investment loss	(1.02)%	(0.40	)%(b)	(0.07	)%(c)	(0.33)%	(0.76)%
Portfolio turnover rate	58%	58%		73%		88%	80%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.13), total return would have been 37.59% and the ratio of net investment income loss to average net assets would have been (0.73)%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.08), total return would have been 13.52% and the ratio of net investment income loss to average net assets would have been (0.51)%.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class Y
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$22.73		$19.24		$17.99		$22.96	$22.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.00	)(b)	0.13	(c)	0.18	(d)	0.15	0.06
Net realized and unrealized gain (loss)	1.98		7.26		2.53		(0.84)	5.31

Total from Investment Operations	1.98		7.39		2.71		(0.69)	5.37

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.12)		(0.20)		(0.15)	—
Net realized capital gains	(3.58)		(3.78)		(1.26)		(4.13)	(4.90)

Total Distributions	(3.58)		(3.90)		(1.46)		(4.28)	(4.90)

Increase from regulatory settlements	—		—		—		—	0.02

Net asset value, end of the period	$21.13		$22.73		$19.24		$17.99	$22.96

Total return	9.04%		39.43	%(c)	15.18	%(d)	(3.54)%	24.00%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$176,905		$163,836		$132,970		$130,115	$217,305
Net expenses	1.12%		1.14	%(e)	1.14%		1.10%	1.16%
Gross expenses	1.12%		1.14	%(e)	1.14%		1.10%	1.16%
Net investment income (loss)	(0.01)%		0.59	%(c)	0.95	%(d)	0.65%	0.24%
Portfolio turnover rate	58%		58%		73%		88%	80%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.06, total return would have been 39.06% and the ratio of net investment income to average net assets would have been 0.27%.
(d)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.10, total return would have been 14.73% and the ratio of net investment income to average net assets would have been 0.50%.
(e)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$20.63	$15.49	$13.83		$14.75		$12.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.08)	(0.03)	0.15	(b)	(0.01)		0.08	(c)
Net realized and unrealized gain (loss)	2.31	6.36	2.05		(0.39)		2.36

Total from Investment Operations	2.23	6.33	2.20		(0.40)		2.44

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.14)		—		(0.07)
Net realized capital gains	(1.57)	(1.19)	(0.40)		(0.52)		(0.02)
Paid-in capital	—	—	—		—		(0.06)

Total Distributions	(1.57)	(1.19)	(0.54)		(0.52)		(0.15)

Net asset value, end of the period	$21.29	$20.63	$15.49		$13.83		$14.75

Total return(d)	10.92%	41.22%	15.93	%(b)	(2.71)%		19.64	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$73,237	$67,716	$28,381		$21,308		$11,268
Net expenses	1.25%	1.27%	1.31%		1.40	%(f)	1.40	%(g)
Gross expenses	1.25%	1.27%	1.31%		1.40	%(f)	1.69%
Net investment income (loss)	(0.37)%	(0.13)%	0.97	%(b)	(0.07)%		0.62	%(c)
Portfolio turnover rate	58%	39%	65%		75%		143%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, total return would have been 15.06% and the ratio of net investment income to average net assets would have been 0.16%.
(c)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.01 and the ratio of net investment income to average net assets would have been 0.07%.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of 0.01%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$20.07	$15.21	$13.60		$14.63		$12.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.23)	(0.17)	0.04	(b)	(0.12)		(0.03	)(c)
Net realized and unrealized gain (loss)	2.24	6.22	2.01		(0.39)		2.36

Total from Investment Operations	2.01	6.05	2.05		(0.51)		2.33

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.04)		—		(0.04)
Net realized capital gains	(1.57)	(1.19)	(0.40)		(0.52)		(0.02)
Paid-in capital	—	—	—		—		(0.03)

Total Distributions	(1.57)	(1.19)	(0.44)		(0.52)		(0.09)

Net asset value, end of the period	$20.51	$20.07	$15.21		$13.60		$14.63

Total return(d)	10.12%	40.13%	15.10	%(b)	(3.48)%		18.85	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$35,894	$21,005	$3,090		$1,822		$824
Net expenses	2.00%	2.02%	2.06%		2.15	%(f)	2.15	%(g)
Gross expenses	2.00%	2.02%	2.06%		2.15	%(f)	2.46%
Net investment income (loss)	(1.10)%	(0.89)%	0.24	%(b)	(0.83)%		(0.23	)%(c)
Portfolio turnover rate	58%	39%	65%		75%		143%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08), total return would have been 14.21% and the ratio of net investment loss to average net assets would have been (0.57)%.
(c)	Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.09) and the ratio of net investment loss to average net assets would have been (0.74)%.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of 0.01%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class N
	Year Ended December 31, 2014		Period Ended December 31, 2013*
Net asset value, beginning of the period	$20.76		$17.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.00	)(b)	(0.04)
Net realized and unrealized gain (loss)	2.31		4.35

Total from Investment Operations	2.31		4.31

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.02)
Net realized capital gains	(1.57)		(1.06)

Total Distributions	(1.57)		(1.08)

Net asset value, end of the period	$21.50		$20.76

Total return	11.24%		24.70	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$12,024		$1
Net expenses	0.91	%(d)	1.03	%(e)(f)
Gross expenses	0.91	%(d)	2.07	%(f)
Net investment loss	(0.00	)%(g)	(0.33	)%(f)
Portfolio turnover rate	58%		39%

*	From commencement of operations on May 1, 2013 through December 31, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class Y
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$20.78	$15.57	$13.89		$14.80		$12.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.02)	0.02	0.18	(b)	0.03		0.12	(c)
Net realized and unrealized gain (loss)	2.33	6.39	2.08		(0.41)		2.37

Total from Investment Operations	2.31	6.41	2.26		(0.38)		2.49

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)	(0.18)		(0.01)		(0.09)
Net realized capital gains	(1.57)	(1.19)	(0.40)		(0.52)		(0.02)
Paid-in capital	—	—	—		—		(0.07)

Total Distributions	(1.57)	(1.20)	(0.58)		(0.53)		(0.18)

Net asset value, end of the period	$21.52	$20.78	$15.57		$13.89		$14.80

Total return	11.23%	41.52%	16.28	%(b)	(2.53)%		19.96	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$656,071	$360,820	$163,589		$109,419		$40,715
Net expenses	1.00%	1.02%	1.06%		1.15	%(e)	1.15	%(f)
Gross expenses	1.00%	1.02%	1.06%		1.15	%(e)	1.43%
Net investment income (loss)	(0.10)%	0.12%	1.22	%(b)	0.23%		0.92	%(c)
Portfolio turnover rate	58%	39%	65%		75%		143%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.06, total return would have been 15.41% and the ratio of net investment income to average net assets would have been 0.42%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.04 and the ratio of net investment income to average net assets would have been 0.34%.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

71  |

Notes to Financial Statements

December 31, 2014

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

CGM Advisor Targeted Equity Fund (the “Targeted Equity Fund”)

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Natixis Oakmark Fund

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A and Class C shares. Targeted Equity Fund, Small Cap Value Fund, Natixis Oakmark Fund and Value Opportunity Fund also offer Class Y shares. In addition, Value Opportunity Fund offers Class N shares. Effective October 12, 2007, Class B shares of Targeted Equity Fund, Natixis Oakmark Fund and Small Cap Value Fund are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors. The Fund continues to offer Class A, Class C and Class Y shares to existing investors. The Fund, in its sole discretion, may permit an investor in another Vaughan Nelson-managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered exclusively through intermediaries primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

|  72

Notes to Financial Statements (continued)

December 31, 2014

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for Value Opportunity Fund, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from

73  |

Notes to Financial Statements (continued)

December 31, 2014

broker-dealers. Broker-dealer bid prices may be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2014, approximately 95% of the market value of Natixis Oakmark International Fund’s investments was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most

|  74

Notes to Financial Statements (continued)

December 31, 2014

recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Certain Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

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Notes to Financial Statements (continued)

December 31, 2014

e.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2014 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, return of capital and capital gain distributions received, foreign currency gains and losses and deferred Trustees’ fees. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, forward

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Notes to Financial Statements (continued)

December 31, 2014

foreign currency contracts mark-to-market and return of capital distributions received. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2014 and 2013 was as follows:

	2014 Distributions Paid From:			2013 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Targeted Equity Fund	$44,618,075	$29,445,740	$74,063,815	$37,213,633	$39,265,245	$76,478,878
Natixis Oakmark Fund	5,775,346	31,849,647	37,624,993	503,341	5,425,590	5,928,931
Natixis Oakmark International Fund	19,465,727	13,211,564	32,677,291	1,974,167	6,109,445	8,083,612
Small Cap Value Fund	3,773,025	49,311,407	53,084,432	14,068,610	41,806,396	55,875,006
Value Opportunity Fund	7,850,454	45,086,282	52,936,736	4,109,936	19,530,938	23,640,874

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Targeted Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Small Cap Value Fund	Value Opportunity Fund
Undistributed ordinary income	$6,929,430	$240,770	$2,885,358	$1,126,946	$669,007
Undistributed long-term capital gains	—	641,691	3,607,649	3,731,525	4,583,836

Total undistributed earnings	6,929,430	882,461	6,493,007	4,858,471	5,252,843

Unrealized appreciation (depreciation)	70,269,236	40,018,459	(63,134,621)	68,441,616	106,205,439

Total accumulated earnings (losses)	$77,198,666	$40,900,920	$(56,641,614)	$73,300,087	$111,458,282

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g.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2014, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending.  Certain Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2014, none of the Funds had loaned securities under this agreement.

i.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2014, at value:

Targeted Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$512,793,780	$—	$—	$512,793,780
Short-Term Investments	—	15,050,000	—	15,050,000

Total	$512,793,780	$15,050,000	$—	$527,843,780

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2014, there were no transfers among Levels 1, 2 and 3.

Natixis Oakmark Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$266,290,404	$—	$—	$266,290,404
Short-Term Investments	—	16,533,486	—	16,533,486

Total	$266,290,404	$16,533,486	$—	$282,823,890

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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For the year ended December 31, 2014, there were no transfers among Levels 1, 2 and 3.

Natixis Oakmark International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$33,431,284	$—	$33,431,284
France	—	135,741,224	—	135,741,224
Germany	—	105,993,116	—	105,993,116
Ireland	—	27,462,185	—	27,462,185
Italy	—	52,802,350	—	52,802,350
Japan	—	101,918,832	—	101,918,832
Korea	—	25,415,438	—	25,415,438
Netherlands	—	62,311,979	—	62,311,979
Sweden	—	39,774,299	—	39,774,299
Switzerland	—	172,752,164	—	172,752,164
United Kingdom	18,905,339	126,152,088	—	145,057,427
All Other Common Stocks(a)	16,955,527	—	—	16,955,527

Total Common Stocks	35,860,866	883,754,959	—	919,615,825

Short-Term Investments	—	14,806,514	—	14,806,514

Total Investments	35,860,866	898,561,473	—	934,422,339

Forward Foreign Currency Contracts (unrealized appreciation)	—	4,581,514	—	4,581,514

Total	$35,860,866	$903,142,987	$—	$939,003,853

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(461,174)	$—	$(461,174)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A common stock valued at $14,810,131 was transferred from Level 1 to Level 2 during the period ended December 31, 2014. At December 31, 2013, this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies. At December 31, 2014, this security was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the security.

All transfers are recognized as of the beginning of the reporting period.

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Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$317,249,398	$—	$—	$317,249,398
Short-Term Investments	—	5,717,818	—	5,717,818

Total	$317,249,398	$5,717,818	$—	$322,967,216

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2014, there were no transfers among Levels 1, 2 and 3.

Value Opportunity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$758,639,955	$—	$—	$758,639,955
Closed-End Investment Companies	13,888,060	—	—	13,888,060
Short-Term Investments	—	5,455,986	—	5,455,986

Total	$772,528,015	$5,455,986	$—	$777,984,001

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2014, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Natixis Oakmark International Fund used during the period include forward foreign currency contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2014, the Fund engaged in forward foreign currency transactions for hedging purposes.

The following is a summary of derivative instruments for Natixis Oakmark International Fund as of December 31, 2014, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$4,581,514

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December 31, 2014

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(461,174)

Transactions in derivative instruments for Natixis Oakmark International Fund during the year ended December 31, 2014, as reflected within the Statements of Operations were as follows:

Net Realized Gain on:	Foreign currency transactions[1]
Foreign exchange contracts	$4,389,133

Net Change in Unrealized Appreciation (Depreciation) on:	Foreign currency translations[1]
Foreign exchange contracts	$4,846,688

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Natixis Oakmark International Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2014:

Natixis Oakmark International Fund	Forwards
Average Notional Amount Outstanding	7.88%
Highest Notional Amount Outstanding	8.90%
Lowest Notional Amount Outstanding	5.65%
Notional Amount Outstanding as of December 31, 2014	8.90%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

The Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to an International Swaps and Derivatives Association, Inc. (“ISDA”) agreement between the Fund and its counterparty. ISDA agreements typically

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December 31, 2014

contain master netting provisions in the event of a default or other termination event. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and liabilities on the Statements of Assets and Liabilities.

As of December 31, 2014, gross amounts of derivative assets and liabilities not offset in the Statement of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Natixis Oakmark International Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Amount
State Street Bank and Trust Company	$4,581,514	$(461,174)	$4,120,340

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Amount
State Street Bank and Trust Company	$(461,174)	$461,174	$—

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements and monitoring of counterparty credit default swap spreads. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2014:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Natixis Oakmark International Fund	$4,581,514	$4,120,340

5. Purchases and Sales of Securities. For the year ended December 31, 2014, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Targeted Equity Fund	$1,252,067,989	$1,360,988,619
Natixis Oakmark Fund	215,496,380	131,038,163
Natixis Oakmark International Fund	767,573,998	267,764,205
Small Cap Value Fund	191,134,687	248,324,223
Value Opportunity Fund	634,760,088	374,522,551

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December 31, 2014

6.  Management Fees and Other Transactions with Affiliates.

a.    Management Fees.  NGAM Advisors, L.P. (“NGAM Advisors”), serves as investment adviser to each Fund except the Targeted Equity Fund. Capital Growth Management Limited Partnership (“CGM”) is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $1 billion	Over $2 billion
Targeted Equity Fund	0.75%	0.70%	0.65%	0.65%	0.60%
Natixis Oakmark Fund	0.70%	0.65%	0.60%	0.60%	0.60%
Natixis Oakmark International Fund	0.85%	0.85%	0.85%	0.85%	0.85%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.80%

NGAM Advisors has entered into subadvisory agreements for each Fund as listed below.

Natixis Oakmark Fund	Harris Associates L.P. (“Harris”)
Natixis Oakmark International Fund	Harris
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $200 Million	Over $200 Million
Natixis Oakmark Fund	Harris	0.52%	0.50%
Natixis Oakmark International Fund	Harris	0.60%	0.60%
Small Cap Value Fund	Vaughan Nelson	0.55%	0.55%
Value Opportunity Fund	Vaughan Nelson	0.50%	0.50%

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Prior to February 28, 2014, Natixis Oakmark Fund paid a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $250 Million	Over $250 Million
Natixis Oakmark Fund	Harris	0.45%	0.40%

Payments to NGAM Advisors are reduced by the amount of payments to the subadvisers, as calculated based on the table above.

NGAM Advisors has given binding undertakings to certain Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2015 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended December 31, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
Natixis Oakmark Fund	1.30%	2.05%	2.05%	—	1.05%
Natixis Oakmark International Fund	1.45%	—	2.20%	—	—
Small Cap Value Fund	1.45%	2.20%	2.20%	—	1.20%
Value Opportunity Fund	1.40%	—	2.15%	1.10%	1.15%

NGAM Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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For the year ended December 31, 2014, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Targeted Equity Fund	$3,950,271	$—	$3,950,271	0.71%	0.71%
Natixis Oakmark Fund	1,511,982	—	1,511,982	0.69%	0.69%
Natixis Oakmark International Fund	7,726,791	—	7,726,791	0.85%	0.85%
Small Cap Value Fund	3,045,023	—	3,045,023	0.90%	0.90%
Value Opportunity Fund	5,277,503	—	5,277,503	0.80%	0.80%

For the year ended December 31, 2014, expense reimbursements related to the prior fiscal year were recovered as follows:

Fund	Recovered Expenses
Value Opportunity Fund	$20

Certain officers and directors of NGAM Advisors and its affiliates are also officers or Trustees of the Funds. NGAM Advisors, CGM, Harris and Vaughan Nelson are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal

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services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended December 31, 2014, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Targeted Equity Fund	$1,187,445	$3,679	$84,115	$11,036	$252,346
Natixis Oakmark Fund	419,196	2,546	72,248	7,639	216,745
Natixis Oakmark International Fund	1,466,846	—	805,740	—	2,417,219
Small Cap Value Fund	351,225	3,541	74,143	10,623	222,430
Value Opportunity Fund	212,513	—	73,086	—	219,260

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Fund and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2014, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Targeted Equity Fund	$239,450
Natixis Oakmark Fund	94,112
Natixis Oakmark International Fund	392,411
Small Cap Value Fund	146,250
Value Opportunity Fund	284,742

Prior to July 1, 2014, each Fund paid NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of

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December 31, 2014

such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2014, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were the following:

Fund	Sub-Transfer Agent Fees
Targeted Equity Fund	$173,548
Natixis Oakmark Fund	94,185
Natixis Oakmark International Fund	700,092
Small Cap Value Fund	265,697
Value Opportunity Fund	627,914

As of December 31, 2014, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Targeted Equity Fund	$1,813
Natixis Oakmark Fund	1,508
Natixis Oakmark International Fund	7,740
Small Cap Value Fund	3,313
Value Opportunity Fund	8,415

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Notes to Financial Statements (continued)

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Sub-transfer agent fees attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2014, were as follows:

Fund	Commissions
Targeted Equity Fund	$119,415
Natixis Oakmark Fund	578,300
Natixis Oakmark International Fund	1,304,192
Small Cap Value Fund	15,311
Value Opportunity Fund	179,915

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2014, the Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson (except for the Chairperson of the Governance Committee) receives an additional retainer fee at the annual rate of $17,500. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2015, the chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts

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are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

g.  Reimbursement of Transfer Agent Fees and Expenses.  Effective July 1, 2014, NGAM Advisors has given a binding contractual undertaking to the Value Opportunity Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through April 30, 2016 and is not subject to recovery under the expense limitation agreement described above.

For the period July 1, 2014 to December 31, 2014, NGAM Advisors reimbursed the Fund $153 for transfer agency expenses related to Class N shares.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended December 31, 2014, Value Opportunity Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable)

	Class A	Class C	Class N	Class Y
Transfer Agent Fees and Expenses	$85,837	$29,138	$166	$533,435

Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2014, none of the Funds had borrowings under this agreement.

9.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such

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Notes to Financial Statements (continued)

December 31, 2014

agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2014, amounts rebated under these agreements were as follows:

Fund	Rebates
Targeted Equity Fund	$295,121

10.  Concentration of Risk.  The Natixis Oakmark International Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

11.  Concentration of Ownership.  From time to time, a fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the funds. As of December 31, 2014, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of >5% Non- Affiliated Account Holders	Percentage of Non-Affiliated Ownership
Small Cap Value Fund	2	13.54%
Value Opportunity Fund	2	19.37%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements (continued)

December 31, 2014

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
Targeted Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,382,713	$27,553,469	1,458,995	$16,947,507
Issued in connection with the reinvestment of distributions	5,713,464	60,881,859	5,498,306	61,361,100
Redeemed	(8,345,177)	(95,762,976)	(6,773,819)	(79,452,307)

Net change	(249,000)	$(7,327,648)	183,482	$(1,143,700)

Class B
Issued from the sale of shares	3,846	$36,977	9,622	$104,266
Issued in connection with the reinvestment of distributions	19,323	175,598	31,669	307,820
Redeemed	(141,197)	(1,397,515)	(197,033)	(2,058,965)

Net change	(118,028)	$(1,184,940)	(155,742)	$(1,646,879)

Class C
Issued from the sale of shares	417,975	$3,975,723	346,867	$3,419,390
Issued in connection with the reinvestment of distributions	378,532	3,392,074	357,986	3,454,570
Redeemed	(964,764)	(9,405,559)	(902,542)	(9,267,379)

Net change	(168,257)	$(2,037,762)	(197,689)	$(2,393,419)

Class Y
Issued from the sale of shares	1,277,719	$15,171,684	1,018,288	$12,174,489
Issued in connection with the reinvestment of distributions	315,692	3,498,909	385,629	4,442,449
Redeemed	(2,699,487)	(32,503,712)	(1,924,481)	(23,394,134)

Net change	(1,106,076)	$(13,833,119)	(520,564)	$(6,777,196)

Increase (decrease) from capital share transactions	(1,641,361)	$(24,383,469)	(690,513)	$(11,961,194)

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Notes to Financial Statements (continued)

December 31, 2014

12.  Capital Shares (continued).

	Year Ended December 31, 2014		Year Ended December 31, 2013
Natixis Oakmark Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,668,913	$80,305,026	594,097	$11,371,063
Issued in connection with the reinvestment of distributions	1,061,143	21,984,956	206,364	4,393,477
Redeemed	(1,968,641)	(43,020,284)	(1,091,588)	(20,603,657)

Net change	2,761,415	$59,269,698	(291,127)	$(4,839,117)

Class B
Issued from the sale of shares	793	$15,447	2,215	$39,142
Issued in connection with the reinvestment of distributions	6,139	114,704	2,720	52,955
Redeemed	(48,674)	(958,785)	(71,336)	(1,232,916)

Net change	(41,742)	$(828,634)	(66,401)	$(1,140,819)

Class C
Issued from the sale of shares	3,014,013	$59,777,822	77,627	$1,397,844
Issued in connection with the reinvestment of distributions	214,242	3,952,587	10,127	196,273
Redeemed	(201,413)	(3,932,222)	(63,084)	(1,112,010)

Net change	3,026,842	$59,798,187	24,670	$482,107

Class Y
Issued from the sale of shares	762,265	$17,289,800	423,721	$8,459,458
Issued in connection with the reinvestment of distributions	148,825	3,209,042	20,978	462,557
Redeemed	(296,205)	(6,605,253)	(532,575)	(11,013,447)

Net change	614,885	$13,893,589	(87,876)	$(2,091,432)

Increase (decrease) from capital share transactions	6,361,400	$132,132,840	(420,734)	$(7,589,261)

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Notes to Financial Statements (continued)

December 31, 2014

12.  Capital Shares (continued).

	Year Ended December 31, 2014		Year Ended December 31, 2013
Natixis Oakmark International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	43,808,176	$590,904,771	21,056,422	$277,082,046
Issued in connection with the reinvestment of distributions	1,654,360	20,974,239	319,731	4,302,790
Redeemed	(18,741,882)	(243,326,691)	(1,725,547)	(21,871,254)

Net change	26,720,654	$368,552,319	19,650,606	$259,513,582

Class C
Issued from the sale of shares	13,563,541	$180,784,363	14,898,386	$188,703,775
Issued in connection with the reinvestment of distributions	564,157	7,051,208	162,333	2,145,259
Redeemed	(4,930,036)	(62,910,330)	(684,178)	(8,561,081)

Net change	9,197,662	$124,925,241	14,376,541	$182,287,953

Increase (decrease) from capital share transactions	35,918,316	$493,477,560	34,027,147	$441,801,535

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Notes to Financial Statements (continued)

December 31, 2014

12.  Capital Shares (continued).

	Year Ended December 31, 2014		Year Ended December 31, 2013
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	447,060	$9,835,856	599,022	$13,053,903
Issued in connection with the reinvestment of distributions	817,956	17,011,106	912,982	19,850,490
Redeemed	(2,038,618)	(45,649,192)	(3,131,075)	(66,811,043)

Net change	(773,602)	$(18,802,230)	(1,619,071)	$(33,906,650)

Class B
Issued from the sale of shares	7,619	$133,164	11,456	$209,832
Issued in connection with the reinvestment of distributions	13,951	220,076	25,074	431,817
Redeemed	(85,671)	(1,490,851)	(108,007)	(1,942,239)

Net change	(64,101)	$(1,137,611)	(71,477)	$(1,300,590)

Class C
Issued from the sale of shares	109,154	$1,768,690	129,833	$2,289,227
Issued in connection with the reinvestment of distributions	281,983	4,396,718	252,715	4,356,398
Redeemed	(401,405)	(6,855,018)	(320,688)	(5,693,761)

Net change	(10,268)	$(689,610)	61,860	$951,864

Class Y
Issued from the sale of shares	1,798,226	$41,246,189	1,039,846	$23,037,927
Issued in connection with the reinvestment of distributions	1,028,472	21,777,987	785,493	17,359,014
Redeemed	(1,660,679)	(37,463,927)	(1,527,529)	(34,014,037)

Net change	1,166,019	$25,560,249	297,810	$6,382,904

Increase (decrease) from capital share transactions	318,048	$4,930,798	(1,330,878)	$(27,872,472)

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Notes to Financial Statements (continued)

December 31, 2014

12.  Capital Shares (continued).

	Year Ended December 31, 2014		Year Ended December 31, 2013*
Value Opportunity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,237,031	$67,850,893	1,783,255	$33,448,462
Issued in connection with the reinvestment of distributions	248,216	5,263,321	173,512	3,452,669
Redeemed	(3,327,984)	(71,812,258)	(506,160)	(9,482,644)

Net change	157,263	$1,301,956	1,450,607	$27,418,487

Class C
Issued from the sale of shares	740,584	$15,300,207	851,169	$15,880,914
Issued in connection with the reinvestment of distributions	97,107	1,986,798	45,963	896,367
Redeemed	(133,887)	(2,764,527)	(53,768)	(967,373)

Net change	703,804	$14,522,478	843,364	$15,809,908

Class N
Issued from the sale of shares	561,402	$12,347,954	57	$1,892
Issued in connection with the reinvestment of distributions	36,678	785,557	3	61
Redeemed	(38,796)	(817,090)	—	—

Net change	559,284	$12,316,421	60	$1,953

Class Y
Issued from the sale of shares	17,284,818	$372,678,420	9,218,173	$175,491,968
Issued in connection with the reinvestment of distributions	1,747,547	37,469,538	775,935	15,564,482
Redeemed	(5,903,464)	(127,760,494)	(3,139,077)	(59,799,281)

Net change	13,128,901	$282,387,464	6,855,031	$131,257,169

Increase (decrease) from capital share transactions	14,549,252	$310,528,319	9,149,062	$174,487,517

*	From commencement of operations on May 1, 2013 through December 31, 2013 for Class N shares.

|  96

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of CGM Advisor Targeted Equity Fund, Natixis Oakmark Fund (formerly Harris Associates Large Cap Value Fund), Natixis Oakmark International Fund, Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the CGM Advisor Targeted Equity Fund, Natixis Oakmark International Fund, and Vaughan Nelson Small Cap Value Fund, each a series of Natixis Funds Trust I; and the Natixis Oakmark Fund (formerly Harris Associates Large Cap Value Fund) and Vaughan Nelson Value Opportunity Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”), at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

February 23, 2015

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2014 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2014, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Targeted Equity	9.93%
Oakmark Fund	51.50%
Small Cap Value	57.05%
Value Opportunity	57.30%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2014.

Fund	Amount
Targeted Equity	$29,445,740
Oakmark Fund	31,849,647
Natixis Oakmark International	13,211,564
Small Cap Value	49,311,407
Value Opportunity	45,086,282

Qualified Dividend Income.  For the fiscal year ended December 31, 2014, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2014, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Targeted Equity	9.83%
Oakmark Fund	58.80%
Natixis Oakmark International	100.00%
Small Cap Value	74.11%
Value Opportunity	58.85%

Foreign Tax Credit.  For the year ended December 31, 2014, the Natixis Oakmark International Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Natixis Oakmark International	$2,172,179	$26,512,627

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”).] Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

99  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  100

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the boards of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors) and since 1993 for Natixis Funds Trust II

Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

101  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  102

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2003	Chairman and Chief Executive Officer (formerly, President), Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”).

103  |

Trustee and Officer Information

[3]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

105  |

ANNUAL REPORT

December 31, 2014

McDonnell Intermediate Municipal Bond Fund

Natixis Diversified Income Fund

Natixis U.S. Equity Opportunities Fund

SeeyondSM Multi-Asset Allocation Fund

Portfolio Review  page  1

Portfolio of Investments  page 25

Financial Statements  page  58

Notes to Financial Statements page 78

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

Managers	Symbols
Dawn Mangerson	Class A MIMAX
James Grabovac, CFA®	Class C MIMCX
Lawrence Jones	Class Y MIMYX
Steve Wlodarski, CFA®
McDonnell Investment Management, LLC

Objective

The Fund seeks a high level of federal tax-exempt current income, consistent with the preservation of capital.

Market Conditions

Crude oil staged a stunning collapse, declining by more than 40% in the fourth quarter alone, capping a year of broad-based commodity price weakness. This represented only one of four strong, interrelated trends that occurred during the second half that greatly influenced fixed-income returns in 2014 and set the stage for the capital markets in 2015.

•	The U.S. bond market rallied impressively across most maturities and the yield curve (a graph of Treasury yields, from short-term to long-term) flattened sharply.

•	Commodity prices, led by a stunning decline in crude oil and related energy market prices, sold off sharply and broadly

•	Longer-term inflation expectations ratcheted lower as investors reacted to near deflationary conditions in the euro zone and renewed recession in Japan.

•	The dollar rallied considerably against all major market currencies in anticipation of a directional change in monetary policy.

The divergence of economic growth between the United States and the rest of the world underlies the dynamics of these relationships. Global growth has been decelerating while U.S. economic growth strengthened, laying the groundwork for divergence not only of economic performance but also of central bank policy as we move forward. This dominant trend drove asset market returns in 2014 and may well play a key role in market development in the year ahead, as we are perhaps approaching a policy inflection point whereby the U.S. Federal Reserve Board (the Fed) raises rates while other major central banks ease policy. The U.S. dollar, as the major reserve currency in global finance, occupies an outsized role not only in trade, but also in capital market valuations and returns. Whether global markets have fully discounted diverging monetary policy objectives or whether these trends have further room to run will be critical to market evolution going forward.

Performance Results

For the 12 months ended December 31, 2014, Class A shares of the McDonnell Intermediate Municipal Bond Fund returned 6.08% at net asset value.

1  |

The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 6.96%.

Explanation of Fund Performance

The higher credit quality bias of the Fund was the primary detractor to relative returns as ‘reach for yield’ behavior on the part of investors helped drive valuations of lower quality municipals higher. Lack of exposure to Commonwealth of Puerto Rico issuers, whose bonds significantly outperformed the broad market prior to their downgrade to sub-investment grade, was an example of spread compression across lower quality sectors of the market. In addition, Fund performance was modestly negatively impacted by an underweight relative to the index in longer maturity California exposure as valuations tightened amid continued strong investor demand.

Fund performance was positively impacted by generally falling interest rates across the bond market, and most significantly in the longer portion of the yield curve. Yields declined from 6 years and longer in the municipal market, and the yield curve flattened sharply. In contrast to the previous year, investor demand returned to the market and was reflected in consistently positive shareholder inflows into the municipal market throughout the past year. New issue supply was down drastically during the first half but recovered to end flat for the year as refunding issuance picked up in the second half amid the general decline in interest rates.

Positive contributors to performance included the Fund’s overweight in single A-rated securities across various sectors of the market. The portfolio overweight relative to the index in the hospital sector also aided performance as spread compression continued to benefit the riskier sectors of the market.

Finally, portfolio performance also benefited from yield curve repositioning emphasizing exposure to the longer end of the intermediate curve. Curve posture, shifted in 2014 to enhance exposure amid higher yields and more attractive valuations, contributed positively as the yield curve flattened.

Outlook

The outlook for the economy remains sound. The recovery, now in its sixth year, appears to be strengthening as employment growth improves while inflation remains quiescent. Market prices currently reflect a consensus expectation that the Fed will engineer a modest change in monetary policy by boosting short-term interest rates around mid-year. We believe that the Fed will seek to move off the zero lower bound rate policy at some point over the coming year, but with inflation decelerating and global growth slowing, the anticipated hike in short-term rates could prove to be more of a ‘token’ move rather than a sustained march higher in rates as the year unfolds. Municipal valuations versus Treasuries remain relatively attractive across the longer end of the intermediate curve, while U.S. yields, in general, are historically attractive relative to other major sovereign issuers.

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MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

Growth of $10,000 Investment in Class A Shares4

December 31, 2012 (inception) through December 31, 2014

Average Annual Total Returns — December 31, 20144

	1 Year	Life of Fund

Class A (Inception 12/31/12)[1]
NAV	6.08%	1.62%
With 3.50% Maximum Sales Charge	2.33	-0.18

Class C (Inception 12/31/12)[1]
NAV	5.18	0.83
With CDSC[2]	4.18	0.83

Class Y (Inception 12/31/12)[1]
NAV	6.36	1.93

Comparative Performance
Barclays 3-15 Year Blend Municipal Bond Index[3]	6.96	2.78

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	12/31/12 represents the date shares were first registered for public sale under the Securities Act of 1933. 11/16/12 represents commencement of operations for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	Barclays 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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NATIXIS DIVERSIFIED INCOME FUND

Managers	Symbols
Dividend Equity Discipline	Class A IIDPX
Active Investment Advisors	Class C CIDPX
(a division of NGAM Advisors, L.P.)	Class Y YIDPX
Diversified REIT Discipline
AEW Capital Management, L.P.
Inflation Protected Securities Discipline
Multi-Sector Bond Discipline
Loomis, Sayles & Company, L.P.

Objective

The Fund seeks current income with a secondary objective of capital appreciation.

Market Conditions

In the United States, economic growth continued to increase in 2014, driving unemployment down from 6.6% at the beginning of the year to a low of 5.6% in December. Divergence between the improving growth prospects of the U.S. economy and rest of the world became a major theme during the year, as European growth prospects fell and emerging market growth stumbled. Encouraged by falling unemployment and improving growth, the Federal Reserve Board (the Fed) discontinued its quantitative easing program and provided guidance that interest rates could begin to increase by mid-2015. Declining commodity prices, particularly oil prices, which fell by half during the second half of the year, also contributed significantly to the economic landscape. The U.S. dollar began a sustained rise, driven by these trends. Both U.S. equity and bond markets reached new highs towards the end of 2014, amid an increase in market volatility.

Performance Results

For the 12 months ended December 31, 2014, Class A shares of Natixis Diversified Income Fund returned 13.08% at net asset value. The portfolio outperformed its primary benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.97%. The Fund underperformed its secondary benchmark, which returned 13.34% for the period. This benchmark is a blended, unmanaged index composed of 40% Barclays U.S. Aggregate Bond Index, 25% MSCI US REIT Index, 20% Dow Jones U.S. Select Dividend™ Index and 15% Barclays U.S. TIPS Index.

Explanation of Fund Performance

Natixis Diversified Income Fund allows investors to participate in four income-oriented market segments, each featuring a different investment discipline. They are:

•

Active Dividend Equity Segment, an indexed portfolio of dividend-paying common stocks, based on the Dow Jones U.S. Select Dividend™ Index, and tracked by Active Investment Advisors (AIA), a division of NGAM Advisors, L.P.

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NATIXIS DIVERSIFIED INCOME FUND

•	AEW Diversified REIT Segment, composed of REITs. This segment is managed by AEW Capital Management, L.P. (“AEW”), a specialist in this income-producing equity field.

•	Loomis Sayles Inflation Protected Securities Segment, a portfolio of Treasury Inflation Protected Securities (TIPS). The segment is managed by Loomis, Sayles & Company, L.P. (“Loomis Sayles”).

•	Loomis Sayles Multi-Sector Bond Segment, a portfolio composed of domestic and foreign bonds also managed by Loomis Sayles.

The AEW Diversified REIT segment was the largest contributor to the Fund’s outperformance for the 12 months ended December 31, 2014.

Active Dividend Equity Segment

This segment is designed to replicate the Dow Jones U.S. Select Dividend™ Index by holding substantially all of the securities in the index in the same proportions. The benchmark is composed of 100 of the highest dividend-paying equity securities (other than REITs) in the Dow Jones U.S. Total Stock Market Index — a broad based index designed to represent the total market for U.S. equity securities.

The Dow Jones U.S. Select Dividend™ Index returned 15.36% for the 12-month period ended December 31, 2014. Utilities, industrials, and consumer staples made the strongest contribution to index gains, while energy, materials, and consumer discretionary were the weakest performers for the period. Energy was the only sector with a negative return for the year. As of December 31, 2014, the largest sectors in the index were the same as at the beginning of the period: utilities, industrials and consumer staples.

During the course of the year, two stocks were deleted from the index and two replacements were named. UNS Energy was acquired and therefore dropped from the index. Noble was added as a replacement. Universal was deleted and replaced by Domtar. ONEOK and Kimberly Clark both spun off companies, which were not added to the index.

AEW Diversified REIT Segment

The U.S. REIT sector returned 30.38% for the 12-month period ended December 31, 2014, as measured by the MSCI U.S. REIT Index. The U.S. economy performed extremely well in 2014, with a trend of 11 consecutive months where at least 200,000 new jobs were created, the longest stretch since 1995. Meanwhile, REITs strongly outperformed the broader equity market, driven by the positive economic news in the U.S., as well as mergers and acquisitions sentiment and falling interest rates. The Fund’s REIT segment benefited from positive stock selection results and positive sector allocation results. Among the strongest individual contributors were apartment company Equity Residential, office company Kilroy Realty, and storage company Extra Space Storage. Detractors from performance included diversified companies Forest City Enterprises and Alexander & Baldwin and hotel company Extended Stay America.

Going forward, we expect REIT gains to be driven more by improving earnings fundamentals than by additional multiple expansion. We expect high single digit earnings

5  |

growth across the REIT sector in 2015, and we believe the prospect for competitive returns with improving diversification benefits should support REIT shares in the near term. During the longer term, when we eventually transition into an environment of higher interest rates, REITs will have benefitted from a series of moves that have strengthened balance sheets and improved average asset quality. Such moves provide the best defense against the potential for higher capitalization rates in the future, whether they come sooner or later.

Loomis Sayles Inflation Protected Securities Segment

Overall, U.S. Treasuries generated positive total returns during the year, which helped buoy the segment’s performance. Our TIPS position, which represented the segment’s largest allocation, was the most significant contributor to performance.

Yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) trades, expressed with swaptions (option on interest rate swaps) and designed to benefit from a steepening yield curve, weighed the most on performance, as the yield curve flattened during the year. A small position in 30-year U.S. Treasuries supported results, given widespread global growth concerns helped fuel demand for longer-maturity nominal Treasuries.

Loomis Sayles Multi-Sector Bond Segment

The segment’s high-yield holdings generated strong returns during the 12-month period. Specifically, security selection among industrial issues aided results. Financial and utility names contributed positively. Investment-grade corporate bonds also generated robust returns, outperforming duration-matched Treasuries (Treasuries with similar duration, or price sensitivity to interest rate changes). Financial and industrial issues bolstered results, as selected names within the banking, insurance and basic industry space led the way. Within the utility industry, a small position in an electric company buoyed the sector into positive territory.

Our holdings in convertible issues mirrored the uptick in equity markets and were large contributors to return. In particular, a selected technology name generated positive results, boosting return. Also benefiting from the uptick in equity markets was the portfolio’s small position in preferred securities, as an individual banking name drove performance within the space.

Exposure to shorter-maturity U.S. Treasuries weighed on performance, as rates flattened throughout the one-year period. The portfolio’s hedged positions also weighed on return. Meanwhile, positioning among securitized credit generated mixed results. The commercial mortgage-backed securities (CMBS) sector was the strongest contributor in the group, while asset-backed securities (ABS) and residential mortgage-backed securities (RMBS) detracted from performance. Our yield curve positioning also weighed on returns within the securitized space.

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NATIXIS DIVERSIFIED INCOME FUND

Growth of $10,000 Investment in Class A Shares5

November 17, 2005 (inception) through December 31, 2014

7  |

Average Annual Total Returns — December 31, 20145

	1 Year	5 Years	Life of Class
Class A (Inception 11/17/05)			Class A/C	Class Y
NAV	13.08%	11.14%	7.28%	—%
With 4.50% Maximum Sales Charge	7.96	10.13	6.74	—

Class C (Inception 11/17/05)
NAV	12.28	10.31	6.47	—
With CDSC[2]	11.28	10.31	6.47	—

Class Y (Inception 12/3/12)[1]
NAV	13.05	11.16	—	9.78

Comparative Performance
Barclays U.S. Aggregate Bond Index[3]	5.97	4.45	5.00	1.77
Blended Index[4]	13.34	10.21	6.92	8.59

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Prior to the inception of Class Y shares (12/3/2012), performance is that of Class A shares and reflects the higher net expenses of that share class.

2	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	The Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4

The Blended Index is an unmanaged, blended index composed of the following weights: 40% Barclays U.S. Aggregate Bond Index, 25% MSCI US REIT Index, 20% Dow Jones U.S. Select Dividend™ Index, and 15% Barclays U.S. TIPS Index. The four indices composing the Blended Index measure, respectively, the performance of investment-grade fixed-income securities, equity REIT securities, dividend-yielding equity securities, and Treasury inflation-protected securities. The weightings of the indices that compose the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancings of the fund’s investment portfolio, and the relative weightings of the asset classes in the fund will generally differ to some extent from the weightings in the Blended Index.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Managers	Symbols
Large Cap Value Segment	Class A NEFSX
Harris Associates L.P.	Class B NESBX
All Cap Growth Segment	Class C NECCX
Loomis, Sayles & Company, L.P.	Class Y NESYX

Objective

The Fund seeks long-term growth of capital.

Market Conditions

Economic growth accelerated in the U.S. beginning in the second quarter, fueling a continued pickup in job creation and declines in unemployment. Several major themes dominated 2014, including a strengthening U.S. dollar, sharply falling oil prices and a divergence in growth between the U.S. economy and economies in Europe and emerging markets. After several rounds of quantitative easing that began in 2008, the U.S. Federal Reserve Board (the Fed) fully tapered the third round and indicated that interest rates were likely to increase at some point in 2015. Congress and the president averted a potential government shutdown in December by agreeing on a $1.1 trillion federal budget. Equity and fixed-income markets hit new highs in December as market volatility increased. Overall, equity outperformance rotated from small-caps to large- and mid-caps. Value slightly edged out growth.

Performance Results

For the 12 months ended December 31, 2014, Class A shares of Natixis U.S. Equity Opportunities Fund returned 12.94% at net asset value. The Fund underperformed its primary benchmark, the S&P 500® Index , which returned 13.69%. The Fund also underperformed its secondary benchmark, the Russell 1000® Index, which returned 13.24%.

Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks:

•

The Harris Associates L.P. Large Cap Value segment invests primarily in the common stocks of larger-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.”

•

The Loomis, Sayles & Company, L.P. All Cap Growth segment invests in equity securities, including common stocks, preferred stocks, convertible securities and warrants. This segment may invest in companies of any size.

On February 28, 2014, the Fund was reduced from four segments to two segments. As part of this change, the Fund’s Loomis Sayles Mid Cap Growth and Loomis Sayles Small/Mid Cap Core segments were eliminated. The Loomis Sayles Large Cap Growth segment continued to be managed by Aziz Hamzaogullari, but became the Loomis Sayles All Cap Growth segment. Bill Nygren, Kevin Grant, and Colin Hudson of Harris Associates L.P.

9  |

assumed portfolio management responsibilities for the current Harris Associates Large Cap Value segment. In conjunction with these changes, the Fund was renamed to the “Natixis U.S. Equity Opportunities Fund.” In addition, Michael Mangan was added to the Harris Associates team as a manager of the Fund on August 1, 2014.

All segments contributed positively to the overall return of the Fund during the year.

Harris Associates Large Cap Value Segment

As value investors with an emphasis on individual stock selection, our country and sector weights are a by-product of our bottom-up process. For the time period of January 1, 2014 to February 28, 2014, the consumer discretionary and information technology sectors contributed most to the return of the fund while the financial sector was the largest detractor. From March 1, 2014 to December 31, 2014, information technology and financials contributed most to the return of the fund while energy was the sector that contributed the least.

Apache was the largest detractor in the segment from March 1, 2014 to December 31, 2014. Recent weakness in energy spot prices caused Apache’s share price to decline during the fourth quarter. However, the company recently entered into an agreement to sell its Kitimat and Wheatstone LNG projects for $3.7 billion, which will provide the company with cash for share repurchases. The deal shows Apache’s intent to follow through on a plan originally introduced in 2013 to divest its fully valued oil and gas assets and subsequently spin off or sell all of its international assets. In a recent meeting with the company, we confirmed that Apache is on track to complete this process by mid-2015. Furthermore, newly appointed COO John Christmann recently changed the capital allocation process and implemented a system for ranking the internal rates of return on wells across North America to ensure a more efficient use of capital. Christmann also replaced the operating heads of each region, changing their compensation metrics to focus on returns, and put in place a new geoscience team, which he considers to be the “best in the business.” In our view, these improvements are strengthening Apache’s underlying value, and we believe the true quality of this company is currently under-appreciated by the market.

Google was also a detractor to the Fund’s performance during this period. Investors appeared concerned over Google’s decelerating revenue growth and profit margins, which pressured its share price in the fourth quarter. In light of the fact that the company’s revenue has grown 20% year to date through the third quarter, we believe that some deceleration is expected. The possible implementation of new European Union regulations and the company’s announcement that it would retire its digital goods application Google Wallet (which gives competitor Apple an advantage in the mobile pay space and takes Google out of contention as a third-party payment processing solution for online merchants) also troubled investors. However, we believe that Google maintains very strong momentum to support continued growth and is well positioned to take advantage of the shift in advertising dollars to online outlets. Google’s third-quarter profit grew 10%, which to us is indicative of a healthy business. We continue to believe the valuation for this high-quality company with dominant market share remains attractive, offering a compelling reason to own.

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

The leading contributors to the segment’s performance from March 1, 2014 to December 31, 2014 were Intel and Apple. Intel’s market dominance in many fast-growing areas continues to benefit its long-term growth prospects. Earlier this year, we met with Intel’s CFO Stacy Smith, who is pleased with the company’s strong performance in areas of cloud, storage and high-performance computing. The company recently announced that it would expand the adoption of Intel-based chips in mobile devices in China. We believe this move provides direct access to a large new market and demonstrates new Intel CEO Brian Krzanich’s creative, pragmatic approach to maximizing the value of the company. Management continues to return capital to shareholders by lowering cash balances and increasing the pace of buybacks. Apple’s fourth-quarter earnings results were solid, which included a 20% rise in earnings per share and a 12% increase in sales. Importantly, the company generated $13.3 billion in cash during the quarter and returned $20 billion to shareholders via buybacks and dividends. Furthermore, just released holiday sales results showed new-device activations for Apple phones for the week prior to Christmas bested all others combined. We recently met with Apple’s new CFO Luca Maestri and are enthusiastic about the direction the management team is taking given its ability to maintain and grow Apple’s devoted client base, which is evidenced most recently by the rollout of Apple Pay. Our investment thesis for this company is intact, as we believe Apple’s capital position is solid and its management team is working to enhance shareholder value.

The Loomis Sayles All Cap Growth Segment

In the first two months of the year, the Mid Cap Growth segment performed well due to strong stock selection. Specifically, shares of biotech company Intercept Pharmaceuticals rose on promising trials for its hepatitis treatment. FireEye, an information technology company that provides malware protection systems and network threat prevention solutions, saw strong growth and robust product development. On an absolute basis, positions in Kansas City Southern and 3D Systems detracted from results. Shares of Kansas City Southern, an owner and operator of railroad systems that provide rail freight services in the United States and Mexico, declined on guidance for tempered growth opportunities. 3D Systems, a developer and manufacturer of three-dimensional and solid imaging systems, reported weak earnings due to heavy research and development spending, causing share prices to tumble. The Small/Mid Cap Core and Large Cap Growth segments contributed marginally to annual results. During the transition from four segments to two, the segments experienced higher-than-average turnover.

For the remaining 10 months of the period, the All Cap Growth segment posted a positive absolute return. We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Our sector positioning is a result of our stock selection. Stock selection in the consumer staples, industrials and energy sectors, as well as our allocations to the energy, consumer discretionary and information technology sectors, contributed to results. Stock selection in the healthcare, financials, consumer discretionary and information technology sectors detracted from the segment’s performance.

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Monster Beverage, Cisco, and Oracle were among the largest contributors during the 10-month period. Monster Beverage, a global energy drink company, reported strong results throughout the year, outperforming its peers in major markets despite weakness in the global beverage industry. In August of 2014, Coca-Cola took a 16.7% equity stake and entered into an energy drink exclusivity deal with Monster. We believe Monster’s differentiated go-to-market strategy and high brand awareness should drive international sales growth and higher profitability. The deal with Coca-Cola may accelerate and solidify Monster’s international opportunity. Networking company Cisco Systems reported improving results throughout the year, with growth returning to its largest and most profitable switches business, even as the company navigates a major new product transition and temporary weakness in emerging markets. Cisco also reported increasing adoption of its next-generation software-defined networks, alleviating some of the competitive concerns. Improving gross margins and operating expense discipline delivered strong operating results. Leading enterprise software and database company Oracle reported year-over-year revenue growth in the mid-single digits due to strong performance in its core software and database businesses. Oracle also reported strong initial success in its cloud computing business making the company a sizable player just behind market leaders Microsoft, Salesforce.com and Amazon. We believe Oracle is executing well on its product transition while maintaining attractive profitability and strong free cash flow. We believe Monster Beverage, Cisco and Oracle continue to sell at meaningful discounts to their intrinsic value (our estimate of the true worth of a business, which we define as the present value of all expected future net cash flows to a company).

Amazon, Google and Greenhill & Co. were among the largest detractors during the 10-month period. Online retailer Amazon reported solid results with e-commerce and Amazon web services driving growth. Gross merchandise value steadily increased at more than double overall U.S. e-commerce growth while a steady shift to higher-margin categories such as third-party sales, AWS and advertising drove gross margin expansion during the period. A writedown on Amazon Fire negatively affected operating results. We understand Amazon invests cyclically in its underlying businesses, with a long-term perspective. With year-end management guidance below expectations, sentiment turned negative resulting in underperformance. Global online search and advertising leader Google reported robust organic growth of more than 20% during the period, which was greater than the overall online advertising industry. Successes in areas such as mobile, video and online channels continued to drive fundamentally strong revenue growth. Because the company is in a period of rapid investment to build out infrastructure for its cloud and core business on a global basis, capital expenditures remained elevated, most recently at nearly 18% of net sales versus the average of 12% from 2008 to 2013. We believe market expectations continue to underappreciate Google’s long-term growth rate. Despite a slow start to the year, independent investment bank Greenhill reported meaningful revenue growth during each of the last two quarters. Still, earned investment banking deal revenue tends to be lumpy from quarter to quarter, given the unpredictable nature of deal completions. Even with positive signs, the market appears to be skeptical of the recovery and reluctant to give Greenhill the credit for its ability to participate. We believe the company’s competitive advantages remain intact, and as mergers and acquisitions activity recovers, we expect Greenhill’s fundamentals will also improve. We believe Amazon, Google and Greenhill continue to sell at meaningful discounts to our estimates of their intrinsic value.

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Growth of $10,000 Investment in Class A Shares4

December 31, 2004 through December 31, 2014

13  |

Average Annual Total Returns — December 31, 20144

	1 Year	5 Years	10 Years

Class A (Inception 7/7/94)
NAV	12.94%	16.43%	9.30%
With 5.75% Maximum Sales Charge	6.44	15.06	8.65

Class B (Inception 7/7/94)
NAV	12.14	15.58	8.49
With CDSC[1]	8.38	15.35	8.49

Class C (Inception 7/7/94)
NAV	12.12	15.57	8.48
With CDSC[1]	11.37	15.57	8.48

Class Y (Inception 11/15/94)
NAV	13.25	16.74	9.62

Comparative Performance
S&P 500® Index[2]	13.69	15.45	7.67
Russell 1000® Index[3]	13.24	15.64	7.96

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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SEEYOND MULTI-ASSET ALLOCATION FUND

Managers	Symbols
Simon Aninat	Class A SAFAX
Frédéric Babu	Class C SAFCX
Stéphanie Bigou	Class Y SAFYX
Jonathan M. Birtwell
Didier Jauneaux
Frank Trividic
Yufeng Xie
Natixis Asset Management U.S., LLC (“Natixis AM US”)

Objective

The Fund seeks long-term growth of capital by investing in a range of securities and asset classes across global markets.

Market Conditions

Since the Fund’s launch in July 2014, global financial markets have been buffeted by conflicting influences: a backdrop of mounting headwinds on the one hand and support by central banks on the other. Both global stock markets and global bond markets offered little solace for investors, in spite of falling interest rates. The environment during the second half of 2014 was marked by increasing uncertainty including geopolitical tensions with Russia, plummeting oil prices and faltering growth in China and the euro zone in addition to the rising threat of deflation in the euro zone. Within this context investors’ hopes turned towards the United States, which posted impressive economic growth figures and robust job data. The natural consequence was monetary policy divergence between the United States and the rest of the world. The U.S. Federal Reserve Board (the Fed) is considering normalizing its interest rate policy. On the other hand Japan and the euro zone are in a very different situation with the need to significantly expand monetary stimulus to avoid the looming threat of deflation. One result of this divergence was a strengthening U.S. dollar during the period. Market volatility increased on average. A greater frequency and intensity of short-term market swings associated with liquidity disruption continued to highlight weaker investor sentiment, even as bond and equity markets in the United States reached new highs.

Performance Results

From Fund inception on July 23, 2014 through December 31, 2014, Class A shares of Seeyond Multi-Asset Allocation Fund returned -3.20% at net asset value. The Fund underperformed its benchmark, MSCI ACWI (Net), which returned -2.80%. The Fund outperformed its secondary benchmark, which returned -3.69% for the period. This benchmark is a blended, unmanaged index composed of 60% MSCI ACWI (Net) and 40% Citigroup World Government Bond Index. We believe that the blended benchmark represents a better comparison than the primary, pure equity, benchmark because the Fund invests in a variety of asset classes.

Explanation of Fund Performance

As the United States continued to support global growth and liquidity remained plentiful, the Fund has been overweight equities since launch, relative to its blended benchmark, with

15  |

exposures being actively managed over time. The Fund’s equity exposure through futures and ETFs resulted in a slight negative performance versus our blended benchmark. As of December 31, 2014, the Fund’s exposure to equity markets totaled 67.4% of its assets. On average over the period, the Fund has favored European equities, which contributed negatively to relative equity performance, while no geographic zone has been underweight. The only exception was in emerging markets, where the Fund has maintained an overweight in Asia at the expense of other emerging markets, in light of plummeting oil prices. This has resulted in a positive contribution to relative performance.

As the risk-reward profile did not point towards taking on additional interest rate risk at this point of the cycle, the Fund has maintained an overall small underweight to bonds (including both derivatives and physical instruments) versus its blended benchmark: overweight on European bonds, which contributed positively to relative performance, underweight in U. S. Treasuries and Japanese government bonds, which contributed negatively. The overall relative contribution from the bond allocation in the Fund was slightly negative. As it later appeared that heightened uncertainties and liquidity flowing from Japan could push interest rates to new lows, the Fund’s underweight position in U.S. Treasuries was closed and the Fund’s European overweight has been further increased. This change in allocation helped reduce the negative relative contribution from bonds. The Fund’s bond exposure was subsequently reduced in mid-December. As of December 31, 2014, the Fund’s duration was 3.1 years.

The Fund’s currency exposure (including both derivatives and physical instruments) was the largest positive contributor to relative performance, with a strong overweight in the U.S. dollar during the period, primarily versus the euro and the yen. As central bank policies began to diverge around the globe, relative U.S. dollar strength has been driven by both fundamentals and technicals. The Fund’s U.S. dollar overweight was subsequently reduced in mid-December, and as of December 31, 2014, the Fund’s exposure to non-U.S. dollar currencies was 45.3%.

The Fund’s volatility exposure contributed negatively to relative performance. On average the Fund has maintained a moderate short position on volatility and exposure has been managed actively. Our volatility positioning had briefly switched to positive during the October market downturn as equity and bond markets reached make or break levels. At the portfolio level, this long volatility positioning at that time was aimed at enabling the Fund to reasonably maintain a long U.S. dollar overweight and participate actively in the subsequent equity rally in an environment that we believe was very vulnerable and binary by nature: a liquidity trap.

Outlook

The Fed is considering removing accommodative monetary policy and the market has responded nervously. As such, any new hurdle along the road to sustainable global growth seems to be interpreted as an insurmountable obstacle: standoff with Russia, ISIS, a rising U.S. dollar, falling oil prices, faltering Chinese and European growth, rate hikes, deflation, and high yield liquidity risk. The list might look bleak, but looking at the broader picture, the U.S. economy does not seem too far away from being back on track. We expect the rest of the world is taking similar actions in an effort to follow the same path. This will have the potential to fuel risky assets as well as heighten volatility — as this liquidity switches from one asset class to the other. The path will likely be rockier than before. Investors will need to proceed with caution and account for potential sources of uncertainty that could affect their views of the world.

|  16

SEEYOND MULTI-ASSET ALLOCATION FUND

Total Returns — December 31, 20144

Life of Fund

Class A (Inception 7/23/14)
NAV	-3.20%
With 5.75% Maximum Sales Charge	-8.77

Class C (Inception 7/23/14)
NAV	-3.50
With CDSC[1]	-4.47

Class Y (Inception 7/23/14)
NAV	-3.10

Comparative Performance
MSCI ACWI (Net)[2]	-2.80
Blended Index[3]	-3.69

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	The MSCI ACWI (Net) represents the performance of 47 markets in both the developed and emerging markets in Africa, Europe, North America and South America.

3	The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI All Country World Index (Net)/40% Citigroup World Government Bond Index. The weightings of the indices that compose the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancing of the Fund’s investment portfolio, and the relative weightings of the asset classes in the Fund will generally differ to some extent from the weightings in the Blended Index. You may not invest directly in an index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

17  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-months ended June 30, 2014 is available from the Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  18

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2014 through December 31, 2014. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2014	ENDING ACCOUNT VALUE 12/31/2014	EXPENSES PAID DURING PERIOD* 7/1/2014 – 12/31/2014
Class A
Actual	$1,000.00	$1,020.10	$4.07
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08
Class C
Actual	$1,000.00	$1,016.30	$7.88
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88
Class Y
Actual	$1,000.00	$1,021.50	$2.80
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.80%, 1.55% and 0.55% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

19  |

NATIXIS DIVERSIFIED INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2014	ENDING ACCOUNT VALUE 12/31/2014	EXPENSES PAID DURING PERIOD* 7/1/2014 – 12/31/2014
Class A
Actual	$1,000.00	$1,031.20	$5.38
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35
Class C
Actual	$1,000.00	$1,027.30	$9.20
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15
Class Y
Actual	$1,000.00	$1,032.60	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80% and 0.82% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS U.S. EQUITY OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE 7/1/2014	ENDING ACCOUNT VALUE 12/31/2014	EXPENSES PAID DURING PERIOD* 7/1/2014 – 12/31/2014
Class A
Actual	$1,000.00	$1,048.50	$6.66
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.56
Class B
Actual	$1,000.00	$1,045.00	$10.52
Hypothetical (5% return before expenses)	$1,000.00	$1,014.92	$10.36
Class C
Actual	$1,000.00	$1,044.80	$10.51
Hypothetical (5% return before expenses)	$1,000.00	$1,014.92	$10.36
Class Y
Actual	$1,000.00	$1,050.10	$5.37
Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30

*	Expenses are equal to the Fund’s annualized expense ratio: 1.29%, 2.04%, 2.04% and 1.04% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  20

SEEYOND MULTI-ASSET ALLOCATION FUND	BEGINNING ACCOUNT VALUE 7/1/2014[1]	ENDING ACCOUNT VALUE 12/31/2014	EXPENSES PAID DURING PERIOD 7/1/2014[1] – 12/31/2014
Class A
Actual	$1,000.00	$968.00	$5.69	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67	*
Class C
Actual	$1,000.00	$965.00	$8.93	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,014.82	$10.46	*
Class Y
Actual	$1,000.00	$969.00	$4.56	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.31%, 2.06% and 1.05% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

[1]

Fund commenced operations on July 23, 2014. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.31%, 2.06% and 1.05% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (161), divided by 365 (to reflect the partial period).

21  |

BOARD APPROVAL OF THE INITIAL

ADVISORY AGREEMENT

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve for a two-year term any new investment advisory and sub-advisory agreements for a registered investment company, including newly formed funds such as the Seeyond Multi-Asset Allocation Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved the proposed investment advisory agreement (the “Agreement”) for the Fund at an in-person meeting held on June 20, 2014.

In connection with this review, Fund management and other representatives of the Fund’s adviser, Natixis Asset Management U.S., LLC (“Natixis AM US” or “the Adviser”), distributed to the Trustees materials including, among other items, (i) information on the proposed advisory fees and other expenses to be charged to the Fund, including information comparing the Fund’s expenses to those of peer groups of funds and the proposed expense cap, (ii) the Fund’s investment objective and strategies, (iii) the size, education and experience of the Adviser’s investment staff and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Fund’s shares, (v) the procedures proposed to be employed to determine the value of the Fund’s assets, (vi) the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser.

In considering whether to initially approve the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving weight to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below:

The nature, extent and quality of the services to be provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and its affiliates to the Fund, and the resources to be dedicated to the Fund by the Adviser and its affiliates. The Trustees considered the affiliation between the Adviser and Natixis Global Asset Management, L.P. (“Natixis US”), whose affiliates provide investment advisory services to other funds in the same family of mutual funds. In this regard, the Trustees considered not only the advisory services proposed to be provided by the Adviser to the Fund, but also the monitoring and administrative services proposed to be provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type

|  22

of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the scope of the services to be provided to the Fund under the Agreement seemed consistent with the Fund’s operational requirements, and that the Adviser had the capabilities, resources and personnel necessary to provide the advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreement supported approval of the Agreement.

Investment performance of the Fund and the Adviser. Because the Fund had not yet commenced operations, performance information for the Fund was not considered; however, the Board reviewed simulated historical performance for the Fund’s proposed strategies. Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that these relevant factors supported approval of the Agreement.

The costs of the services to be provided by the Adviser and its affiliates from its relationship with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreement, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the Fund’s share classes with the fees and expenses of comparable share classes of comparable funds identified by the Adviser, as well as information about differences in such fees. The Trustees also noted that the Adviser does not have institutional accounts pursuing the Fund’s proposed strategy. In evaluating the fees charged to such comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage, and the greater regulatory costs associated with the management of, mutual fund assets. In evaluating the Fund’s proposed advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund and the need for the Adviser to offer competitive compensation. The Trustees also noted that the Fund would have an expense cap in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Adviser’s affiliates.

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information provided in court cases in which adviser profitability was an issue, the estimated expense level of the Fund, and that the Fund would be subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fees and expenses proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreement.

Economies of scale. The Trustees considered the extent to which the Adviser may realize economies of scale or other efficiencies in managing the Fund, and whether those economies could be shared with the Fund through breakpoints in the advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Fund will be subject to

23  |

an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The compliance-related resources the Adviser and its affiliates would provide to the Fund.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, the benefits to Natixis US, NGAM Advisors and the Adviser of being able to offer “alternative” products in the Natixis family of funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the Natixis organization from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreement should be approved.

|  24

Portfolio of Investments – as of December 31, 2014

McDonnell Intermediate Municipal Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 94.5% of Net Assets
Municipals — 94.5%
	Alaska — 2.2%
$600,000	Alaska Municipal Bond Bank Authority Revenue, Refunding, 2011 Series Three, 5.000%, 9/01/2020	$710,178

	California — 4.8%
250,000	Alameda Corridor Transportation Authority Revenue, Senior Lien, Refunding, Series A, 5.000%, 10/01/2024	300,070
380,000	Bay Area Water Supply & Conservation Agency Revenue, Series A, 5.000%, 10/01/2024	461,974
700,000	Garden Grove Unified School District, 2010 Election, GO, Series C, 5.000%, 8/01/2035	805,658

		1,567,702

	Colorado — 7.3%
260,000	Colorado Springs Utilities System Revenue, Series B-2, 5.000%, 11/15/2033	305,261
400,000	Colorado State Health Facilities Authority Revenue, Craig Hospital Project, 5.000%, 12/01/2028	455,300
400,000	Denver City & County School District No. 1, GO, Series B, (State Aid Withholding), 5.000%, 12/01/2026	479,864
500,000	Regional Transportation District Sales Tax Revenue, Fastracks Project, Refunding, Series A, 5.000%, 11/01/2028	632,550
450,000	University of Colorado Revenue, Refunding, Series B, 5.000%, 6/01/2019	520,600

		2,393,575

	Connecticut — 2.6%
375,000	Connecticut State Health & Educational Facility Authority Revenue, Yale-New Haven Hospital, Series N, 5.000%, 7/01/2024	450,090
375,000	State of Connecticut Special Tax Revenue, Second Lien, Transportation Infrastructure, Refunding, Series 1, 5.000%, 2/01/2016	393,971

		844,061

	Florida — 14.0%
500,000	Fernandina Beach Utility System Revenue, Refunding, Series A, 5.000%, 9/01/2027	569,970
250,000	Florida State Board of Education, GO, Capital Outlay 2011, Refunding, Series B, 5.000%, 6/01/2015	254,850
400,000	Florida State Board of Governors, University System Improvement Revenue, Refunding, Series A, 5.000%, 7/01/2018	454,536
500,000	JEA Water & Sewer System Revenue, Series A, 5.000%, 10/01/2016	539,205
250,000	Miami Beach Health Facilities Authority Revenue, Mt. Sinai Medical Center, Refunding, 5.000%, 11/15/2025	288,925
750,000	Miami-Dade County Aviation Revenue, Refunding, Series A, AMT, 5.000%, 10/01/2017	826,470
400,000	Orlando & Orange County Expressway Authority Revenue, Refunding, 5.000%, 7/01/2023	479,664
600,000	Sarasota County Infrastructure Sales Surtax Revenue, Refunding, 5.000%, 10/01/2022	726,966
400,000	Sarasota County Utility System Revenue, 5.000%, 10/01/2023	488,560

		4,629,146

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2014

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Georgia — 2.7%
$500,000	Municipal Electric Authority of Georgia Revenue, Series B, 5.000%, 1/01/2021	$587,930
250,000	Savannah Hospital Authority Revenue, St. Joseph’s/Candler Health System Obligated Group, Series A, 5.500%, 7/01/2027	293,652

		881,582

	Hawaii — 1.3%
400,000	Honolulu City and County, GO, Series B, 5.000%, 8/01/2016	428,628

	Illinois — 4.4%
370,000	Illinois Finance Authority Revenue, Children’s Memorial Hospital, Series B, 5.500%, 8/15/2028	415,958
500,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2020	575,325
100,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2021	116,313
320,000	Illinois State Toll Highway Authority Revenue, Senior Priority, Series A, (AGM insured), 5.000%, 1/01/2017	327,587

		1,435,183

	Kentucky — 1.0%
275,000	Louisville & Jefferson County, Metropolitan Government Revenue, Jewish Hospital St. Mary’s Healthcare, Prerefunded 02/01/2018@100, 6.125%, 2/01/2037	318,494

	Massachusetts — 0.5%
150,000	Massachusetts State Development Finance Agency Revenue, Massachusetts College of Pharmacy Allied Health Science, Series F, 4.000%, 7/01/2018	164,352

	Michigan — 1.7%
545,000	State of Michigan, GO, Prerefunded 11/01/2015@100, Series A, (NATL-RE insured), 5.000%, 11/01/2018	566,544

	Minnesota — 2.5%
250,000	Minneapolis-St. Paul Metropolitan Airports Commission Revenue, Refunding, 5.000%, 1/01/2017	271,217
300,000	Minnesota State Higher Education Facilities Authority Revenue, University of St. Thomas, Series 7-U, 5.000%, 4/01/2017	327,654
200,000	Northern Municipal Power Agency, Electric System Revenue, Series A, 5.000%, 1/01/2023	234,256

		833,127

	Missouri — 4.1%
700,000	Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Refunding, 5.000%, 1/01/2024	838,817
500,000	Southeast Missouri State University Revenue, Series A, 5.000%, 4/01/2016	527,625

		1,366,442

	Nebraska — 1.8%
500,000	Nebraska Public Power District, General Revenue, Refunding, Series A, 5.000%, 1/01/2028	581,755

	Nevada — 1.8%
500,000	City of Henderson, GO, Various Purpose, Refunding, 5.000%, 6/01/2026	598,595

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2014

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	New Jersey — 7.6%
$400,000	New Jersey Economic Development Authority Revenue, School Facilities Construction, Prerefunded 03/01/2015@100, Series O, 5.125%, 3/01/2030	$403,044
265,000	New Jersey Health Care Facilities Financing Authority Revenue, Refunding, Virtual Health, Inc., 5.000%, 7/01/2023	314,928
580,000	New Jersey State Transportation Trust Fund Authority Revenue, Prerefunded 06/15/2015@100, Series D, (AGM insured), 5.000%, 6/15/2019	592,360
500,000	New Jersey State Turnpike Authority Revenue, Series A, 5.000%, 1/01/2032	583,820
500,000	Rutgers The State University of New Jersey, Refunding, Series J, 5.000%, 5/01/2024	606,315

		2,500,467

	New York — 1.1%
350,000	New York State Dormitory Authority Revenue, Mental Health Services Facility Improvements, (State Appropriation), 5.000%, 2/15/2017	380,363

	North Carolina — 1.7%
450,000	City of Raleigh, Limited Obligation, Revenue, Series A, 5.000%, 10/01/2024	557,645

	Ohio — 8.4%
400,000	American Municipal Power Revenue, Hydroelectric Projects, Refunding, Series CA, (AGM insured), 5.000%, 2/15/2021	453,828
500,000	Columbus, GO, Various Purpose, Series A, 5.000%, 8/15/2023	616,735
500,000	Hamilton County Hospital Facilities Revenue, UC Health Obligated Group, 5.000%, 2/01/2024	587,120
500,000	Little Miami School District, GO, Prerefunded 12/01/2016 @ 100, (AGM insured), 5.000%, 12/01/2026	542,255
500,000	Ohio State Higher Educational Facility Commission Revenue, University of Dayton, 5.000%, 12/01/2030	578,255

		2,778,193

	Pennsylvania — 3.5%
335,000	Delaware County Authority Revenue, Villanova University, 5.000%, 8/01/2019	385,153
285,000	Delaware River Joint Toll Bridge Commission Revenue, Refunding, Series A, 4.000%, 7/01/2027	306,953
450,000	Philadelphia Airport Revenue, Refunding, Series D, AMT, 5.000%, 6/15/2016	477,909

		1,170,015

	Rhode Island — 1.9%
500,000	Rhode Island Clean Water Finance Agency Pollution Control Agency Revolving Fund-Pooled Loan, Series A, 5.000%, 10/01/2024	612,930

	South Dakota — 1.5%
465,000	Sioux Falls Sales Tax Revenue, Series A-1, 4.750%, 11/15/2036	502,363

	Texas — 10.3%
250,000	Corpus Christi Utility System Revenue, Junior Lien Improvement, 5.000%, 7/15/2021	295,328
400,000	Garland, GO, Refunding, (AGM insured), 5.000%, 2/15/2016	420,052
500,000	Harris County Health Facilities Development Authority Revenue, Memorial Hermann Healthcare System, Prerefunded 12/01/2018@100, Series B, 7.125%, 12/01/2031	614,550

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2014

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Texas — continued
$500,000	Keller Independent School District, GO, Refunding, Series A, (PSF-GTD), 5.000%, 8/15/2022	$608,125
350,000	State of Texas Water Financial Assistance, GO, Series B, 5.000%, 8/01/2022	419,576
400,000	Tarrant County Cultural Education Facilities Finance Corp. Revenue, Methodist Hospitals of Dallas, 5.000%, 10/01/2024	480,812
500,000	West Harris County Regional Water Authority, Water System Revenue, Refunding, (AGM insured), 4.000%, 12/15/2019	556,540

		3,394,983

	Utah — 0.9%
250,000	Utah State Transit Authority Sales Tax Revenue, Refunding, 5.000%, 6/15/2024	291,090

	Washington — 4.9%
500,000	Port of Seattle Revenue, AMT, 5.000%, 7/01/2029	562,860
400,000	Port of Seattle Special Facility Revenue, Refunding, AMT, SEATAC Fuel Facility LLC, 5.000%, 6/01/2020	454,568
500,000	Snohomish County School District No. 15 Edmonds, GO, 5.000%, 12/01/2031	599,515

		1,616,943

	Total Bonds and Notes (Identified Cost $30,361,259)	31,124,356

Short-Term Investments — 4.5%
1,481,381	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2014 at 0.010% to be repurchased at $1,481,382 on 1/02/2015 collateralized by $1,475,000 U.S. Treasury Note, 2.375% due 8/15/2024 valued at $1,515,563 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,481,381)	1,481,381

	Total Investments — 99.0% (Identified Cost $31,842,640)(a)	32,605,737
	Other assets less liabilities — 1.0%	329,471

	Net Assets — 100.0%	$32,935,208

.
(†)	See Note 2 of Notes to Financial Statements
(a)	Federal Tax Information: At December 31, 2014, the net unrealized appreciation on investments based on a cost of $31,842,640 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$783,276
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(20,179)

	Net unrealized appreciation	$763,097

AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
GO	General Obligation
NATL-RE	National Public Finance Guarantee Corporation
PSF-GTD	Permanent School Fund Guarantee Program

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2014

McDonnell Intermediate Municipal Bond Fund – (continued)

Holdings Summary at December 31, 2014

Medical	14.1%
General	12.9
Higher Education	12.9
General Obligation	10.1
Water	9.8
School District	9.2
Power	7.5
Transportation	7.4
Airport	4.7
Utilities	2.5
Bond Bank	2.2
Education	1.2
Short-Term Investments	4.5

Total Investments	99.0
Other assets less liabilities	1.0

Net Assets	100.0%

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund

Shares	Description	Value (†)
Common Stocks — 50.8% of Net Assets
	Aerospace & Defense — 2.1%
5,727	General Dynamics Corp.	$788,150
4,775	Honeywell International, Inc.	477,118
8,876	Lockheed Martin Corp.	1,709,251
5,204	Northrop Grumman Corp.	767,018

		3,741,537

	Automobiles — 0.2%
7,584	Ford Motor Co.	117,552
7,408	General Motors Co.	258,613

		376,165

	Banks — 0.9%
7,240	Bank of Hawaii Corp.	429,404
6,067	BB&T Corp.	235,946
9,023	F.N.B. Corp.	120,186
6,764	First Niagara Financial Group, Inc.	57,021
6,694	FirstMerit Corp.	126,450
7,961	Trustmark Corp.	195,363
9,414	United Bankshares, Inc.	352,554
10,355	Valley National Bancorp	100,547

		1,617,471

	Beverages — 0.1%
6,383	Coca-Cola Co. (The)	269,490

	Biotechnology — 0.1%
16,879	PDL BioPharma, Inc.	130,137

	Capital Markets — 0.2%
8,913	Federated Investors, Inc., Class B	293,505

	Chemicals — 0.2%
6,798	Olin Corp.	154,790
5,549	RPM International, Inc.	281,390

		436,180

	Commercial Services & Supplies — 0.8%
4,669	Deluxe Corp.	290,645
7,783	Pitney Bowes, Inc.	189,672
12,506	R.R. Donnelley & Sons Co.	210,163
7,014	Republic Services, Inc.	282,314
7,631	Waste Management, Inc.	391,623

		1,364,417

	Containers & Packaging — 0.5%
5,512	Avery Dennison Corp.	285,963
6,542	MeadWestvaco Corp.	290,399
7,044	Sonoco Products Co.	307,823

		884,185

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)
	Distributors — 0.4%
6,041	Genuine Parts Co.	$643,789

	Diversified Telecommunication Services — 0.6%
12,159	AT&T, Inc.	408,421
16,130	CenturyLink, Inc.	638,425

		1,046,846

	Electric Utilities — 3.9%
10,019	American Electric Power Co., Inc.	608,354
7,354	Cleco Corp.	401,087
6,844	Edison International	448,145
12,514	Entergy Corp.	1,094,725
10,125	Exelon Corp.	375,435
15,702	FirstEnergy Corp.	612,221
7,806	IDACORP, Inc.	516,679
7,347	NextEra Energy, Inc.	780,913
8,230	Northeast Utilities	440,469
5,687	OGE Energy Corp.	201,775
9,906	Pinnacle West Capital Corp.	676,679
11,501	PPL Corp.	417,831
9,281	Xcel Energy, Inc.	333,373

		6,907,686

	Electrical Equipment — 0.4%
5,415	Eaton Corp. PLC	368,004
5,925	Emerson Electric Co.	365,750

		733,754

	Energy Equipment & Services — 0.3%
11,849	Ensco PLC, Class A	354,878
12,236	Noble Corp. PLC	202,750

		557,628

	Food & Staples Retailing — 0.2%
7,178	Sysco Corp.	284,895

	Food Products — 0.4%
7,024	Campbell Soup Co.	309,056
6,872	General Mills, Inc.	366,484

		675,540

	Gas Utilities — 0.7%
9,542	AGL Resources, Inc.	520,134
8,835	New Jersey Resources Corp.	540,702
7,441	Questar Corp.	188,109

		1,248,945

	Hotels, Restaurants & Leisure — 1.4%
9,803	Darden Restaurants, Inc.	574,750
27,200	Extended Stay America, Inc.	525,232
24,400	Hilton Worldwide Holdings, Inc.(b)	636,596
7,800	McDonald’s Corp.	730,860

		2,467,438

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)
	Household Durables — 0.7%
8,564	Garmin Ltd.	$452,436
9,508	Leggett & Platt, Inc.	405,136
6,018	Tupperware Brands Corp.	379,134

		1,236,706

	Household Products — 0.9%
6,884	Clorox Co. (The)	717,382
7,051	Kimberly-Clark Corp.	814,672

		1,532,054

	Industrial Conglomerates — 0.1%
6,539	General Electric Co.	165,241

	Insurance — 0.9%
6,963	Arthur J. Gallagher & Co.	327,818
7,477	Cincinnati Financial Corp.	387,533
11,817	Mercury General Corp.	669,670
10,121	Old Republic International Corp.	148,070

		1,533,091

	Leisure Products — 0.1%
7,249	Mattel, Inc.	224,320

	Media — 0.4%
7,001	Cinemark Holdings, Inc.	249,095
7,580	Meredith Corp.	411,746

		660,841

	Metals & Mining — 0.1%
5,731	Cliffs Natural Resources, Inc.	40,919
5,644	Commercial Metals Co.	91,941

		132,860

	Multi-Utilities — 4.2%
8,537	Alliant Energy Corp.	567,028
10,377	Avista Corp.	366,827
6,994	Black Hills Corp.	370,962
8,307	CenterPoint Energy, Inc.	194,633
8,983	CMS Energy Corp.	312,159
8,158	Dominion Resources, Inc.	627,350
9,104	DTE Energy Co.	786,312
11,797	Integrys Energy Group, Inc.	918,396
7,425	NiSource, Inc.	314,969
10,367	PG&E Corp.	551,939
10,362	Public Service Enterprise Group, Inc.	429,090
10,057	SCANA Corp.	607,443
6,655	Sempra Energy	741,101
11,966	TECO Energy, Inc.	245,183
8,648	Wisconsin Energy Corp.	456,096

		7,489,488

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 1.3%
7,513	Chevron Corp.	$842,808
9,159	ConocoPhillips	632,521
15,982	HollyFrontier Corp.	599,005
5,962	ONEOK, Inc.	296,848

		2,371,182

	Paper & Forest Products — 0.2%
9,783	Domtar Corp.	393,472

	Pharmaceuticals — 0.9%
6,322	Bristol-Myers Squibb Co.	373,188
8,993	Eli Lilly & Co.	620,427
8,058	Merck & Co., Inc.	457,614
7,163	Pfizer, Inc.	223,127

		1,674,356

	Real Estate — 0.1%
14,100	American Homes 4 Rent, Class A	240,123

	Real Estate Management & Development — 0.7%
12,200	Alexander & Baldwin, Inc.	478,972
36,600	Forest City Enterprises, Inc., Class A(b)	779,580

		1,258,552

	REITs – Apartments — 4.1%
15,600	American Campus Communities, Inc.	645,216
15,200	AvalonBay Communities, Inc.	2,483,528
12,600	Camden Property Trust	930,384
45,400	Equity Residential	3,261,536

		7,320,664

	REITs – Diversified — 1.9%
16,800	American Assets Trust, Inc.	668,808
26,200	DuPont Fabros Technology, Inc.	870,888
19,300	Liberty Property Trust	726,259
14,100	STORE Capital Corp.	304,701
6,300	Vornado Realty Trust	741,573

		3,312,229

	REITs – Health Care — 2.9%
40,000	HCP, Inc.	1,761,200
25,500	Health Care REIT, Inc.	1,929,585
21,500	Ventas, Inc.	1,541,550

		5,232,335

	REITs – Hotels — 1.3%
10,900	Chatham Lodging Trust	315,773
55,100	Host Hotels & Resorts, Inc.	1,309,727
23,200	RLJ Lodging Trust	777,896

		2,403,396

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)
	REITs – Manufactured Homes — 0.4%
15,100	Equity Lifestyle Properties, Inc.	$778,405

	REITs – Office Property — 4.2%
35,000	BioMed Realty Trust, Inc.	753,900
18,000	Boston Properties, Inc.	2,316,420
17,700	Douglas Emmett, Inc.	502,680
27,300	Empire State Realty Trust, Inc., Class A	479,934
100,600	Gramercy Property Trust, Inc.	694,140
24,600	Kilroy Realty Corp.	1,699,122
13,300	Paramount Group, Inc.(b)	247,247
47,200	Piedmont Office Realty Trust, Inc., Class A	889,248

		7,582,691

	REITs – Regional Malls — 3.9%
8,600	Macerich Co. (The)	717,326
27,500	Simon Property Group, Inc.	5,008,025
16,200	Taubman Centers, Inc.	1,238,004

		6,963,355

	REITs – Shopping Centers — 2.2%
23,100	Acadia Realty Trust	739,893
52,500	DDR Corp.	963,900
10,200	Federal Realty Investment Trust	1,361,292
19,900	Ramco-Gershenson Properties Trust	372,926
27,600	Retail Opportunity Investments Corp.	463,404

		3,901,415

	REITs – Single Tenant — 0.3%
13,200	National Retail Properties, Inc.	519,684

	REITs – Storage — 2.1%
25,100	CubeSmart	553,957
17,200	Extra Space Storage, Inc.	1,008,608
12,200	Public Storage	2,255,170

		3,817,735

	REITs – Warehouse/Industrials — 1.6%
53,600	ProLogis, Inc.	2,306,408
30,400	Rexford Industrial Realty, Inc.	477,584

		2,783,992

	Semiconductors & Semiconductor Equipment — 0.2%
8,429	Intel Corp.	305,888

	Specialty Retail — 0.1%
6,913	Staples, Inc.	125,264

	Technology Hardware, Storage & Peripherals — 0.3%
7,958	Seagate Technology PLC	529,207

	Thrifts & Mortgage Finance — 0.2%
14,197	New York Community Bancorp, Inc.	227,152
10,125	People’s United Financial, Inc.	153,697

		380,849

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)
	Tobacco — 1.1%
11,689	Altria Group, Inc.	$575,917
9,977	Lorillard, Inc.	627,953
10,036	Philip Morris International, Inc.	817,432

		2,021,302

	Trading Companies & Distributors — 0.0%
176	United Rentals, Inc.(b)	17,954

	Total Common Stocks (Identified Cost $75,086,154)	90,588,259

Principal Amount (‡)
Bonds and Notes — 43.7%
Non-Convertible Bonds — 41.7%
	ABS Car Loan — 1.1%
$125,000	CarNow Auto Receivables Trust, Series 2014-1A, Class C, 2.810%, 11/15/2018, 144A	124,329
100,000	CPS Auto Receivables Trust, Series 2014-C, Class C, 3.770%, 8/17/2020, 144A	99,914
160,000	CPS Auto Trust, Series 2014-D, Class C, 4.350%, 11/16/2020, 144A	159,982
135,000	DT Auto Owner Trust, Series 2014-3A, Class D, 4.470%, 11/15/2021, 144A	134,744
35,000	First Investors Auto Owner Trust, Series 2014-1A, Class D, 3.280%, 4/15/2021, 144A	34,545
65,000	First Investors Auto Owner Trust, Series 2014-2A, Class D, 3.470%, 2/15/2021, 144A	64,264
55,000	First Investors Auto Owner Trust, Series 2014-3A, Class D, 3.850%, 2/15/2022, 144A	54,901
90,000	Flagship Credit Auto Trust, Series 2013-2, Class C, 4.420%, 12/16/2019, 144A	91,909
40,000	Flagship Credit Auto Trust, Series 2014-2, Class C, 3.950%, 12/15/2020, 144A	40,025
37,059	Ford Credit Auto Owner Trust, Series 2011-B, Class A4, 1.350%, 12/15/2016	37,154
145,435	Ford Credit Auto Owner Trust, Series 2013-B, Class A3, 0.570%, 10/15/2017	145,428
310,000	Honda Auto Receivables Owner Trust, Series 2013-2, Class A3, 0.530%, 2/16/2017	309,994
24,534	Nissan Auto Receivables Owner Trust, Series 2011-A, Class A4, 1.940%, 9/15/2017	24,636
34,493	Nissan Auto Receivables Owner Trust, Series 2013-A, Class A3, 0.500%, 5/15/2017	34,497
325,000	Nissan Auto Receivables Owner Trust, Series 2013-C, Class A3, 0.670%, 8/15/2018	324,211
95,000	Santander Drive Auto Receivables Trust, Series 2014-4, Class D, 3.100%, 11/16/2020	95,122
30,000	SNAAC Auto Receivables Trust, Series 2014-1A, Class D, 2.880%, 1/15/2020, 144A	30,170
94,000	World Omni Auto Receivables Trust, Series 2013-A, Class A3, 0.640%, 4/16/2018	93,941

		1,899,766

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Credit Card — 0.4%
$300,000	American Express Credit Account Secured Note Trust, Series 2012-4, Class A, 0.401%, 5/15/2020(c)	$299,436
100,000	Chase Issuance Trust, Series 2012-A5, Class A5, 0.590%, 8/15/2017	100,031
100,000	Chase Issuance Trust, Series 2012-A8, Class A8, 0.540%, 10/16/2017	99,951
298,000	Citibank Credit Card Issuance Trust, Series 2013-A2, Class A2, 0.447%, 5/26/2020(c)	297,532

		796,950

	ABS Home Equity — 1.7%
51,464	Alternative Loan Trust, Series 2003-20CB, Class 2A1, 5.750%, 10/25/2033	53,111
165,000	American Homes 4 Rent, Series 2014-SFR1, Class D, 2.350%, 6/17/2031, 144A(c)	160,359
52,898	Banc of America Alternative Loan Trust, Series 2003-10, Class 1A1, 5.500%, 12/25/2033	54,413
88,427	Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.500%, 12/25/2033	90,714
121,855	Banc of America Funding Trust, Series 2004-B, Class 4A2, 2.486%, 11/20/2034(c)	115,610
24,418	Banc of America Funding Trust, Series 2005-4, Class 1A3, 5.500%, 8/25/2035	24,973
64,774	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	66,407
86,704	Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A2, 2.693%, 2/25/2034(c)	85,930
30,271	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 2.720%, 2/25/2035(c)	29,289
11,792	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 2A, 2.446%, 7/25/2034(c)	11,517
3,723	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 11A1, 2.618%, 1/25/2035(c)	3,647
59,579	Chase Mortgage Finance Trust, Series 2007-A1, Class 3A1, 2.541%, 2/25/2037(c)	58,666
71,297	Countrywide Alternative Loan Trust, Series 2003-4CB, Class 1A1, 5.750%, 4/25/2033	72,672
164,696	Countrywide Alternative Loan Trust, Series 2004-27CB, Class A1, 6.000%, 12/25/2034	164,552
42,946	Countrywide Alternative Loan Trust, Series 2004-J3, Class 1A1, 5.500%, 4/25/2034	44,311
25,000	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.103%, 5/25/2035	24,505
23,354	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.396%, 9/20/2034(c)	22,237
36,965	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.440%, 4/25/2035(c)	31,875
10,235	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 3A4, 5.250%, 5/25/2028	10,344
250,000	Federal Home Loan Mortgage Corp., Series 2014-DN2, Class M2, 1.820%, 4/25/2024(c)	242,193
11,628	GMAC Mortgage Corp. Loan Trust, Series 2003-J7, Class A7, 5.000%, 11/25/2033	11,671

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$67,376	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 2.959%, 7/19/2035(c)	$64,284
61,300	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 2.757%, 12/25/2034(c)	58,724
88,788	GSR Mortgage Loan Trust, Series 2004-14, Class 5A1, 2.733%, 12/25/2034(c)	88,171
180,214	GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, 2.687%, 9/25/2035(c)	181,217
109,612	HarborView Mortgage Loan Trust, Series 2004-3, Class 1A, 2.582%, 5/19/2034(c)	109,234
10,783	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.810%, 7/25/2045(c)	9,471
100,000	Invitation Homes Trust, Series 2014-SFR1, Class C, 2.254%, 6/17/2031, 144A(c)	98,712
100,000	Invitation Homes Trust, Series 2014-SFR3, Class D, 3.162%, 12/17/2031, 144A(c)	100,554
41,934	JPMorgan Mortgage Trust, Series 2005-A3, Class 4A1, 2.658%, 6/25/2035(c)	42,434
46,319	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.330%, 1/25/2047(c)	36,023
45,407	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033	47,054
45,393	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034	47,857
64,915	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	65,981
48,843	New York Mortgage Trust, Series 2006-1, Class 2A2, 2.630%, 5/25/2036(c)	44,061
63,908	Residential Accredit Loans, Inc., Series 2003-QS17, Class CB5, 5.500%, 9/25/2033	65,150
37,663	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A, 2.630%, 9/25/2034(c)	37,314
105,462	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-20, Class 8A7, 5.750%, 11/25/2034	110,880
17,977	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-21XS, Class 1A5, 5.000%, 12/25/2034(i)	18,198
30,387	WaMu Mortgage Pass Through Certificates, Series 2004-AR1, Class A, 2.419%, 3/25/2034(c)	30,445
103,003	WaMu Mortgage Pass Through Certificates, Series 2004-AR14, Class A1, 2.395%, 1/25/2035(c)	103,421
71,700	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 2A, 5.500%, 7/25/2034	74,555
21,490	WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 0.873%, 4/25/2047(c)	18,705
77,389	Wells Fargo Mortgage Backed Securities Trust, Series 2004-A, Class A1, 2.637%, 2/25/2034(c)	77,549
44,319	Wells Fargo Mortgage Backed Securities Trust, Series 2005-12, Class 1A2, 5.500%, 11/25/2035	45,206
37,552	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 2.614%, 6/25/2035(c)	37,679

		2,991,875

	ABS Other — 0.7%
120,000	OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.430%, 6/18/2024, 144A	119,998
100,000	OneMain Financial Issuance Trust, Series 2014-2A, Class B, 3.020%, 9/18/2024, 144A	100,062

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$205,000	SpringCastle America Funding LLC, Series 2014-AA, Class B, 4.610%, 10/25/2027, 144A	$206,607
280,000	Springleaf Funding Trust, Series 2013-BA, Class A, 3.920%, 1/16/2023, 144A	282,968
170,000	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/2022, 144A	169,859
100,000	Springleaf Funding Trust, Series 2014-AA, Class B, 3.450%, 12/15/2022, 144A	100,049
198,333	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	199,596

		1,179,139

	Aerospace & Defense — 0.3%
200,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	190,000
300,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	309,000

		499,000

	Airlines — 1.2%
47,615	Air Canada Pass Through Trust, Series 2013-1, Class A, 4.125%, 11/15/2026, 144A	48,091
200,000	American Airlines Pass Through Trust, Series 2013-2, Class C, 6 .000%, 1/15/2017, 144A	201,000
60,000	American Airlines Pass Through Trust, Series 2014-1, Class B, 4.375%, 4/01/2024	60,879
171,040	British Airways Pass Through Trust, Series 2013-1, Class B, 5.625%, 12/20/2021, 144A	180,904
18,120	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	18,754
80,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	85,000
35,290	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	40,008
12,384	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	13,592
692,247	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024(d)	747,627
195,000	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	199,869
255,000	United Airlines Pass Through Trust, Series 2014-2, Class A, 3.750%, 3/03/2028	256,086
116,261	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	129,631
102,978	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	114,306
114,450	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	118,456

		2,214,203

	Automotive — 0.2%
165,000	General Motors Co., 5.200%, 4/01/2045	174,075
150,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	156,562
40,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	41,400
25,000	Lear Corp., 5.375%, 3/15/2024	25,563

		397,600

	Banking — 2.9%
90,000	Ally Financial, Inc., 5.125%, 9/30/2024	91,350
64,000	Ally Financial, Inc., 8.000%, 11/01/2031	81,600

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
600,000	Banco Santander Brasil S.A., 8.000%, 3/18/2016, 144A, (BRL)	$215,672
200,000	Bank of America Corp., MTN, 4.200%, 8/26/2024	203,745
116,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	115,740
500,000	Bank of Montreal, 1.950%, 1/30/2018	508,444
500,000	Bank of Nova Scotia, 1.950%, 1/30/2017	507,575
355,000	Citigroup, Inc., 5.500%, 9/13/2025	392,809
105,000	Citigroup, Inc., 5.875%, 2/22/2033	121,116
25,000	Citigroup, Inc., 6.000%, 10/31/2033	29,501
20,000	Citigroup, Inc., 6.125%, 8/25/2036	23,841
250,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.625%, 12/01/2023	265,179
100,000	HBOS PLC, 6.000%, 11/01/2033, 144A	112,932
200,000	ING Bank NV, 5.800%, 9/25/2023, 144A	221,856
520,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	504,668
75,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	75,076
400,000	JPMorgan Chase & Co., 3.875%, 9/10/2024	400,340
100,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	120,153
65,000	Morgan Stanley, 5.000%, 11/24/2025	69,362
175,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	157,238
100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	85,532
720,000	Morgan Stanley, MTN, 4.100%, 5/22/2023(d)	728,955
40,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(e)	45,982

		5,078,666

	Brokerage — 0.3%
140,000	Jefferies Group LLC, 5.125%, 1/20/2023	142,313
65,000	Jefferies Group LLC, 6.250%, 1/15/2036	63,875
20,000	Jefferies Group LLC, 6.450%, 6/08/2027	20,751
275,000	Jefferies Group LLC, 6.500%, 1/20/2043	280,522
95,000	Jefferies Group LLC, 6.875%, 4/15/2021	107,992

		615,453

	Building Materials — 0.4%
20,000	HD Supply, Inc., 7.500%, 7/15/2020	20,950
170,000	Masco Corp., 5.850%, 3/15/2017	182,325
30,000	Masco Corp., 5.950%, 3/15/2022	33,300
40,000	Masco Corp., 6.500%, 8/15/2032	40,900
20,000	Masco Corp., 7.750%, 8/01/2029	23,000
200,000	Odebrecht Finance Ltd., 4.375%, 4/25/2025, 144A	171,500
300,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	95,365
190,000	Owens Corning, 4.200%, 12/01/2024	187,505

		754,845

	Cable Satellite — 0.4%
10,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	9,775
315,000	Cox Communications, Inc., 3.850%, 2/01/2025, 144A	317,966
140,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	143,912
95,000	Time Warner Cable, Inc., 5.500%, 9/01/2041	110,383
40,000	Time Warner Cable, Inc., 5.875%, 11/15/2040	47,694

		629,730

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chemicals — 0.3%
$120,000	Albemarle Corp., 4.150%, 12/01/2024	$121,921
200,000	Hercules, Inc., 6.500%, 6/30/2029	180,000
275,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	275,000
25,000	Methanex Corp., 5.250%, 3/01/2022	26,855

		603,776

	Consumer Cyclical Services — 0.2%
340,000	Alibaba Group Holding Ltd., 3.600%, 11/28/2024, 144A	337,227

	Consumer Products — 0.1%
160,000	Avon Products, Inc., 5.000%, 3/15/2023	142,800
80,000	Newell Rubbermaid, Inc., 4.000%, 12/01/2024	81,646

		224,446

	Diversified Manufacturing — 0.1%
200,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	206,000

	Electric — 0.5%
500,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	520,410
115,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	52,093
88,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	38,910
300,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	348,375

		959,788

	Finance Companies — 1.8%
170,000	Air Lease Corp., 4.250%, 9/15/2024	171,275
165,000	Aviation Capital Group Corp., 4.625%, 1/31/2018, 144A	171,469
110,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	124,575
25,000	CIT Group, Inc., 5.000%, 8/15/2022	25,688
85,000	CIT Group, Inc., 5.000%, 8/01/2023	87,337
400,000	General Electric Capital Corp., Series A, (fixed rate to 6/15/2022, variable rate thereafter), 7.125%(e)	465,500
80,000	International Lease Finance Corp., 5.875%, 4/01/2019	86,200
80,000	International Lease Finance Corp., 6.250%, 5/15/2019	87,400
35,000	International Lease Finance Corp., 8.250%, 12/15/2020	42,175
105,000	International Lease Finance Corp., 8.625%, 1/15/2022	130,200
115,000	iStar Financial, Inc., 4.000%, 11/01/2017	111,837
95,000	iStar Financial, Inc., 5.000%, 7/01/2019	92,150
140,000	iStar Financial, Inc., 7.125%, 2/15/2018	147,000
160,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	152,000
30,000	Navient LLC, 4.875%, 6/17/2019	30,087
412,000	Navient LLC, 5.500%, 1/25/2023	394,490
5,000	Navient LLC, MTN, 5.500%, 1/15/2019	5,113
180,000	Navient LLC, MTN, 7.250%, 1/25/2022	195,300
65,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	64,512
80,000	Navient LLC, Series A, MTN, 8.450%, 6/15/2018	89,200
115,000	Springleaf Finance Corp., 5.250%, 12/15/2019	112,700

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$280,000	Springleaf Finance Corp., 7.750%, 10/01/2021	$313,600
110,000	Springleaf Finance Corp., 8.250%, 10/01/2023	123,200

		3,223,008

	Financial Other — 0.2%
200,000	Cielo S.A./Cielo USA, Inc., 3.750%, 11/16/2022, 144A	180,000
105,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.875%, 3/15/2019	104,737
50,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	50,219

		334,956

	Food & Beverage — 0.3%
280,000	BRF S.A., 3.950%, 5/22/2023, 144A	258,860
240,000	Tyson Foods, Inc., 3.950%, 8/15/2024	248,093

		506,953

	Government Owned – No Guarantee — 0.7%
59,000	Ecopetrol S.A., 5.875%, 9/18/2023	62,466
85,000	Ecopetrol S.A., 5.875%, 5/28/2045	78,625
600,000	Pertamina Persero PT, 4.300%, 5/20/2023, 144A(d)	573,000
315,000	Petrobras Global Finance BV, 6.250%, 3/17/2024	299,735
250,000	Rio Oil Finance Trust, Series 2014-1, 6.250%, 7/06/2024, 144A	239,083

		1,252,909

	Healthcare — 1.0%
95,000	Fresenius Medical Care U.S. Finance II, Inc., 4.125%, 10/15/2020, 144A	95,475
45,000	Fresenius Medical Care U.S. Finance II, Inc., 4.750%, 10/15/2024, 144A	45,450
25,000	HCA, Inc., 7.050%, 12/01/2027	25,375
75,000	HCA, Inc., 7.500%, 12/15/2023	84,000
520,000	HCA, Inc., 7.500%, 11/06/2033	546,000
310,000	HCA, Inc., 7.690%, 6/15/2025	348,750
20,000	HCA, Inc., 8.360%, 4/15/2024	23,500
140,000	HCA, Inc., MTN, 7.580%, 9/15/2025	156,100
50,000	HCA, Inc., MTN, 7.750%, 7/15/2036	53,500
10,000	Omnicare, Inc., 4.750%, 12/01/2022	10,125
10,000	Omnicare, Inc., 5.000%, 12/01/2024	10,250
255,000	Tenet Healthcare Corp., 5.000%, 3/01/2019, 144A	255,319
55,000	Universal Health Services, Inc., 3.750%, 8/01/2019, 144A	55,000
100,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	100,000

		1,808,844

	Home Construction — 0.4%
105,000	KB Home, 7.250%, 6/15/2018	111,825
150,000	KB Home, 7.500%, 9/15/2022	159,000
145,000	Lennar Corp., 4.750%, 11/15/2022	142,100
80,000	Pulte Group, Inc., 6.000%, 2/15/2035	76,400
175,000	Pulte Group, Inc., 6.375%, 5/15/2033	175,000

		664,325

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — 1.0%
$10,000	California Resources Corp., 5.000%, 1/15/2020, 144A	$8,675
125,000	California Resources Corp., 5.500%, 9/15/2021, 144A	106,875
120,000	California Resources Corp., 6.000%, 11/15/2024, 144A	101,400
140,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	136,150
5,000	Chesapeake Energy Corp., 5.375%, 6/15/2021	4,997
290,000	Continental Resources, Inc., 3.800%, 6/01/2024	259,418
105,000	Continental Resources, Inc., 4.500%, 4/15/2023	99,871
35,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	31,238
25,000	MEG Energy Corp., 6.500%, 3/15/2021, 144A	22,813
35,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	31,675
240,000	Newfield Exploration Co., 5.625%, 7/01/2024	237,450
35,000	Newfield Exploration Co., 5.750%, 1/30/2022	34,650
75,000	Noble Energy, Inc., 3.900%, 11/15/2024	74,126
50,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	45,500
10,000	Oasis Petroleum, Inc., 7.250%, 2/01/2019	9,550
142,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	174,348
5,000	QEP Resources, Inc., 5.375%, 10/01/2022	4,725
5,000	Rosetta Resources, Inc., 5.625%, 5/01/2021	4,576
5,000	Rosetta Resources, Inc., 5.875%, 6/01/2022	4,500
15,000	Rosetta Resources, Inc., 5.875%, 6/01/2024	13,350
10,000	SM Energy Co., 5.000%, 1/15/2024	8,650
30,000	SM Energy Co., 6.125%, 11/15/2022, 144A	28,200
105,000	Southwestern Energy Co., 4.100%, 3/15/2022	103,046
100,000	Talisman Energy, Inc., 3.750%, 2/01/2021	96,703
5,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	4,675
135,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	125,212

		1,772,373

	Life Insurance — 0.1%
85,000	American International Group, Inc., 4.875%, 6/01/2022	95,484
21,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	28,455
95,000	Genworth Holdings, Inc., 4.800%, 2/15/2024	77,010
5,000	Genworth Holdings, Inc., 4.900%, 8/15/2023	4,028

		204,977

	Lodging — 0.0%
55,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/2021	57,475
1,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	1,075

		58,550

	Media Entertainment — 0.1%
120,000	CCOH Safari LLC, 5.500%, 12/01/2022	121,800
115,000	CCOH Safari LLC, 5.750%, 12/01/2024	116,294

		238,094

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Metals & Mining — 1.1%
$255,000	Alcoa, Inc., 5.900%, 2/01/2027	$277,732
40,000	Alcoa, Inc., 6.750%, 1/15/2028	44,983
435,000	Allegheny Technologies, Inc., 5.950%, 1/15/2021	445,613
225,000	ArcelorMittal, 7.250%, 3/01/2041	227,250
100,000	ArcelorMittal, 7.500%, 10/15/2039	103,500
75,000	Barrick North America Finance LLC, 4.400%, 5/30/2021	75,731
225,000	Glencore Funding LLC, 4.625%, 4/29/2024, 144A	226,080
85,000	Newcrest Finance Pty Ltd., 4.200%, 10/01/2022, 144A	76,692
200,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	204,500
200,000	Samarco Mineracao S.A., 4.125%, 11/01/2022, 144A	176,000
145,000	Xstrata Finance Canada Ltd., 4.950%, 11/15/2021, 144A	152,972

		2,011,053

	Midstream — 0.6%
70,000	Energy Transfer Partners LP, 5.200%, 2/01/2022	74,869
50,000	EnLink Midstream Partners LP, 4.400%, 4/01/2024	50,652
100,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	108,710
295,000	Kinder Morgan, Inc., 4.300%, 6/01/2025	295,137
80,000	Regency Energy Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	73,400
85,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.750%, 9/01/2020	85,213
60,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	59,850
100,000	Sunoco Logistics Partners Operations LP, 4.250%, 4/01/2024	101,125
130,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019, 144A	125,125
5,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	4,550
35,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	33,775
85,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/01/2022	86,062
15,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.875%, 2/01/2021	15,338

		1,113,806

	Non-Agency Commercial Mortgage-Backed Securities — 0.9%
265,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	285,842
100,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.557%, 11/10/2046, 144A(c)	108,341
400,000	Extended Stay America Trust, Series 2013-ESH7, Class D7, 5.053%, 12/05/2031, 144A(c)	411,120
260,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.796%, 8/10/2045(c)	265,641
100,000	Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, 11/05/2030, 144A	102,279
25,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049	25,913

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$100,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.592%, 4/12/2049(c)	$106,396
100,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.796%, 8/12/2045, 144A(c)	107,615
100,000	Motel 6 Trust, Series 2012-MTL6, Class D, 3.781%, 10/05/2025, 144A	98,882
60,000	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.466%, 2/15/2044, 144A(c)	64,578

		1,576,607

	Oil Field Services — 0.2%
300,000	Rowan Cos., Inc., 4.750%, 1/15/2024	283,160
60,000	Transocean, Inc., 3.800%, 10/15/2022	48,620
10,000	Transocean, Inc., 6.375%, 12/15/2021	9,224

		341,004

	Paper — 0.2%
205,000	Weyerhaeuser Co., 6.875%, 12/15/2033	267,998
5,000	Weyerhaeuser Co., 6.950%, 10/01/2027	6,131
30,000	Weyerhaeuser Co., 7.375%, 3/15/2032	39,941

		314,070

	Pharmaceuticals — 0.6%
300,000	Perrigo Finance PLC, 3.900%, 12/15/2024	305,488
620,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A(d)	647,900
15,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	15,675
10,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	10,662

		979,725

	Property & Casualty Insurance — 0.1%
170,000	Old Republic International Corp., 4.875%, 10/01/2024	177,459

	REITs – Health Care — 0.1%
245,000	HCP, Inc., 3.875%, 8/15/2024	248,875

	REITs – Shopping Centers — 0.0%
60,000	Retail Opportunity Investments Partnership LP, 4.000%, 12/15/2024	60,125

	Retailers — 1.1%
125,000	Advance Auto Parts, Inc., 4.500%, 12/01/2023	132,454
55,000	Best Buy Co., Inc., 5.000%, 8/01/2018	56,891
248,801	CVS Pass Through Trust, 4.704%, 1/10/2036, 144A	261,510
205,403	CVS Pass Through Trust, 7.507%, 1/10/2032, 144A	261,945
212,994	CVS Pass Through Trust, Series 2014, 4.163%, 8/11/2036, 144A	219,918
400,000	Dillard’s, Inc., 6.625%, 1/15/2018	438,000
205,000	Dillard’s, Inc., 7.000%, 12/01/2028	217,300
100,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	122,349
225,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	286,399
45,000	Toys R Us, Inc., 7.375%, 10/15/2018	29,475

		2,026,241

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Supermarkets — 0.3%
$215,000	Delhaize Group S.A., 5.700%, 10/01/2040	$225,568
320,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	254,400

		479,968

	Supranational — 0.5%
136,000,000	International Bank for Reconstruction & Development, EMTN, 4.250%, 2/05/2016, (CLP)	225,143
26,380,000	International Finance Corp., 7.800%, 6/03/2019, (INR)	455,467
435,000	International Finance Corp., GMTN, 10.500%, 4/17/2018, (BRL)	163,645

		844,255

	Technology — 1.4%
470,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	448,850
390,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	375,375
110,000	Arrow Electronics, Inc., 3.000%, 3/01/2018	112,798
195,000	Flextronics International Ltd., 5.000%, 2/15/2023	198,900
410,000	Ingram Micro, Inc., 4.950%, 12/15/2024	409,865
415,000	Jabil Circuit, Inc., 4.700%, 9/15/2022	412,925
295,000	Keysight Technologies, Inc., 4.550%, 10/30/2024, 144A	295,117
225,000	KLA-Tencor Corp., 4.125%, 11/01/2021	230,475

		2,484,305

	Treasuries — 16.6%
15,000(††)	Mexican Fixed Rate Bonds, Series M, 4.750%, 6/14/2018, (MXN)	101,443
60,000(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(d)	427,096
31,500(††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 11/13/2042, (MXN)	245,794
60,000(††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	502,850
10,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	251,271
700,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	241,611
4,230,127	U.S. Treasury Inflation Indexed Bond, 0.125%, 7/15/2024(f)	4,073,811
1,142,131	U.S. Treasury Inflation Indexed Bond, 1.375%, 2/15/2044(f)	1,292,660
2,113,661	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032(f)	2,997,765
1,392,033	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2016(f)	1,387,792
9,231,801	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2019(f)	9,130,103
1,185,000	U.S. Treasury Note, 0.250%, 9/30/2015	1,185,370
1,485,000	U.S. Treasury Note, 0.250%, 10/15/2015	1,485,116
2,260,000	U.S. Treasury Note, 0.375%, 5/31/2016	2,258,588
2,570,000	U.S. Treasury Note, 0.625%, 7/15/2016	2,575,019
400,000	U.S. Treasury Note, 0.875%, 7/15/2017	399,531
990,000	U.S. Treasury Note, 1.000%, 12/15/2017	987,679

		29,543,499

	Wireless — 0.3%
4,000,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	271,907
190,000	Crown Castle International Corp., 4.875%, 4/15/2022	191,900

		463,807

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — 1.3%
$10,000	CenturyLink, Inc., 5.625%, 4/01/2020	$10,375
80,000	CenturyLink, Inc., 7.650%, 3/15/2042	79,600
240,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	237,600
75,000	Embarq Corp., 7.995%, 6/01/2036	83,813
55,000	Level 3 Communications, Inc., 5.750%, 12/01/2022, 144A	55,344
5,000	Level 3 Escrow II, Inc., 5.375%, 8/15/2022, 144A	5,025
35,000	Level 3 Financing, Inc., 6.125%, 1/15/2021	36,225
75,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	79,031
70,000	Level 3 Financing, Inc., 8.125%, 7/01/2019	74,375
85,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	91,694
400,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	136,935
15,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	16,163
223,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	223,000
402,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	412,050
40,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	43,000
45,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	50,175
75,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	83,025
75,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	83,624
75,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	98,661
100,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	177,907
205,000	Verizon Communications, Inc., 5.150%, 9/15/2023	226,368

		2,303,990

	Total Non-Convertible Bonds (Identified Cost $73,605,309)	74,422,242

Convertible Bonds — 2.0%
	Construction Machinery — 0.2%
190,000	Ryland Group, Inc. (The), 1.625%, 5/15/2018	256,737
20,000	Trinity Industries, Inc., 3.875%, 6/01/2036	26,275

		283,012

	Energy — 0.1%
135,000	Hornbeck Offshore Services, Inc., 1.500%, 9/01/2019	112,219
85,000	Peabody Energy Corp., 4.750%, 12/15/2066	44,625

		156,844

	Home Construction — 0.4%
85,000	Lennar Corp., 2.750%, 12/15/2020, 144A	171,700
160,000	Lennar Corp., 3.250%, 11/15/2021, 144A	310,400
220,000	Standard Pacific Corp., 1.250%, 8/01/2032	246,675

		728,775

	Pharmaceuticals — 0.5%
83,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	97,577
92,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	112,758
115,000	Emergent Biosolutions, Inc., 2.875%, 1/15/2021, 144A	129,303
80,000	Gilead Sciences, Inc., Series D, 1.625%, 5/01/2016	331,100
70,000	Mylan, Inc., 3.750%, 9/15/2015	295,837

		966,575

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Property & Casualty Insurance — 0.1%
$100,000	Old Republic International Corp., 3.750%, 3/15/2018	$115,875

	REITs – Mortgage — 0.1%
70,000	iStar Financial, Inc., 3.000%, 11/15/2016	88,506

	Retailers — 0.2%
45,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016	52,959
246,000	Priceline Group, Inc. (The), 0.350%, 6/15/2020	274,290
45,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021, 144A	42,863

		370,112

	Technology — 0.4%
215,000	Ciena Corp., 3.750%, 10/15/2018, 144A	266,197
105,000	Intel Corp., 3.482%, 12/15/2035(c)	137,944
70,000	Novellus Systems, Inc., 2.625%, 5/15/2041	160,475
45,000	Nuance Communications, Inc., 2.750%, 11/01/2031	44,859
35,000	Palo Alto Networks, Inc., Zero Coupon, 7/01/2019, 144A	44,209
55,000	Xilinx, Inc., 2.625%, 6/15/2017	82,775

		736,459

	Transportation Services — 0.0%
30,000	Macquarie Infrastructure Co. LLC, 2.875%, 7/15/2019	34,088

	Total Convertible Bonds (Identified Cost $2,849,811)	3,480,246

Municipals — 0.0%
	Michigan — 0.0%
45,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034 (Identified Cost $45,000)	38,953

	Total Bonds and Notes (Identified Cost $76,500,120)	77,941,441

Shares
Preferred Stocks — 1.3%
Non-Convertible Preferred Stocks — 0.5%
	Banking — 0.5%
4,375	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	117,600
288	Ally Financial, Inc., Series G, 7.000%, 144A	287,883
4,125	Countrywide Capital IV, 6.750%	104,527
20,424	SunTrust Banks, Inc., Series E, 5.875%	490,401

	Total Non-Convertible Preferred Stocks (Identified Cost $879,854)	1,000,411

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)
Convertible Preferred Stocks — 0.8%
	Banking — 0.1%
19	Bank of America Corp., Series L, 7.250%	$22,096
70	Wells Fargo & Co., Series L, Class A, 7.500%	84,420

		106,516

	Electric — 0.1%
1,871	NextEra Energy, Inc., 5.889%	125,245

	Food Products — 0.1%
2,620	Tyson Foods, Inc., 4.750%	131,891

	Metals & Mining — 0.1%
2,888	Alcoa, Inc., Series 1, 5.375%	145,700

	REITs - Diversified — 0.3%
3,130	Crown Castle International Corp., Series A, 4.500%	322,359
2,293	Weyerhaeuser Co., Series A, 6.375%	132,306

		454,665

	REITs - Mortgage — 0.0%
1,780	iStar Financial, Inc., Series J, 4.500%(i)	105,234

	Utility Other — 0.1%
1,532	Dominion Resources, Inc., 6.375%	79,679
1,013	Dominion Resources, Inc., Series A, 6.125%	60,790
1,817	Dominion Resources, Inc., Series B, 6.000%	109,238

		249,707

	Total Convertible Preferred Stocks (Identified Cost $1,235,424)	1,318,958

	Total Preferred Stocks (Identified Cost $2,115,278)	2,319,369

Principal Amount (‡)
Senior Loans — 0.1%
	Supermarkets — 0.1%
$78,803	New Albertson’s, Inc., Term Loan, 4.750%, 6/27/2021(c)	77,276

	Transportation Services — 0.0%
24,875	OSG Bulk Ships, Inc., Exit Term Loan, 5.250%, 8/05/2019(c)	24,191

	Total Senior Loans (Identified Cost $103,075)	101,467

Short-Term Investments — 4.4%
7,611,155	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2014 at 0.010% to be repurchased at $7,611,159 on 1/02/2015 collateralized by $2,450,000 U.S. Treasury Note, 0.750% due 2/28/2018 valued at $2,416,313; $5,215,000 U.S. Treasury Note, 2.375% due 8/15/2024 valued at $5,358,413 including accrued interest (Note 2 of Notes to Financial Statements)	7,611,155
130,000	U.S. Treasury Bills, 0.037%, 2/05/2015(g)(h)	129,997

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — continued
$35,000	U.S. Treasury Bills, 0.055%, 1/02/2015(h)	$35,000
115,000	U.S. Treasury Bills, 0.090%, 6/11/2015(h)	114,967

	Total Short-Term Investments (Identified Cost $7,891,104)	7,891,119

	Total Investments — 100.3% (Identified Cost $161,695,731)(a)	178,841,655
	Other assets less liabilities — (0.3)%	(464,849)

	Net Assets — 100.0%	$178,376,806

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At December 31, 2014, the net unrealized appreciation on investments based on a cost of $161,822,864 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$19,871,679
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,852,888)

	Net unrealized appreciation	$17,018,791

(b)	Non-income producing security.
(c)	Variable rate security. Rate as of December 31, 2014 is disclosed.
(d)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(e)	Perpetual bond with no specified maturity date.
(f)	Treasury Inflation Protected Security (TIPS).
(g)	A portion of this security has been pledged as initial margin for open futures contracts.
(h)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(i)	Fair valued by the Fund’s adviser or deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2014, the value of these securities amounted to $123,432 or 0.1% of net assets.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of Rule 144A holdings amounted to $14,427,103 or 8.1% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2014

Natixis Diversified Income Fund – (continued)

CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
MXN	Mexican Peso
PHP	Philippine Peso

At December 31, 2014, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	3/04/2015	British Pound	67,000	$104,378	$1,314
Sell[2]	1/23/2015	Mexican Peso	8,900,000	602,579	49,622

Total					$50,936

1 Counterparty is Credit Suisse International.

2 Counterparty is UBS AG.

At December 31, 2014, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	3/20/2015	14	$2,023,875	$(55,028)

Industry Summary at December 31, 2014

Treasuries	16.6%
REITs – Office Property	4.2
Multi-Utilities	4.2
REITs – Apartments	4.1
REITs – Regional Malls	3.9
Electric Utilities	3.9
Banking	3.5
REITs – Health Care	3.0
Aerospace & Defense	2.4
REITs – Shopping Centers	2.2
REITs – Diversified	2.2
REITs – Storage	2.1
Pharmaceuticals	2.0
Other Investments, less than 2% each	41.6
Short-Term Investments	4.4

Total Investments	100.3
Other assets less liabilities (including forward foreign currency contracts and futures contracts)	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2014

Natixis U.S. Equity Opportunities Fund

Shares	Description	Value (†)
Common Stocks — 97.5% of Net Assets
	Air Freight & Logistics — 4.7%
233,268	Expeditors International of Washington, Inc.	$10,406,085
47,800	FedEx Corp.	8,300,948
40,516	United Parcel Service, Inc., Class B	4,504,164

		23,211,197

	Automobiles — 1.6%
231,700	General Motors Co.	8,088,647

	Banks — 6.4%
766,300	Bank of America Corp.	13,709,107
164,300	Citigroup, Inc.	8,890,273
145,000	JPMorgan Chase & Co.	9,074,100

		31,673,480

	Beverages — 6.2%
113,722	Coca-Cola Co. (The)	4,801,343
58,800	Diageo PLC, Sponsored ADR	6,708,492
143,972	Monster Beverage Corp.(b)	15,599,366
72,468	SABMiller PLC, Sponsored ADR	3,736,450

		30,845,651

	Biotechnology — 1.1%
32,527	Amgen, Inc.	5,181,226

	Capital Markets — 4.6%
139,800	Franklin Resources, Inc.	7,740,726
146,863	Greenhill & Co., Inc.	6,403,227
212,780	SEI Investments Co.	8,519,711

		22,663,664

	Communications Equipment — 6.2%
486,088	Cisco Systems, Inc.	13,520,538
230,987	QUALCOMM, Inc.	17,169,264

		30,689,802

	Consumer Finance — 2.1%
25,285	American Express Co.	2,352,517
99,700	Capital One Financial Corp.	8,230,235

		10,582,752

	Diversified Financial Services — 1.2%
127,902	MSCI, Inc.	6,067,671

	Energy Equipment & Services — 2.3%
106,000	Halliburton Co.	4,168,980
85,140	Schlumberger Ltd.	7,271,808

		11,440,788

	Food Products — 2.4%
509,479	Danone, Sponsored ADR	6,631,888
130,500	Unilever PLC, Sponsored ADR	5,282,640

		11,914,528

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of December 31, 2014

Natixis U.S. Equity Opportunities Fund – (continued)

Shares	Description	Value (†)
	Health Care Equipment & Supplies — 3.9%
106,600	Medtronic, Inc.	$7,696,520
103,743	Varian Medical Systems, Inc.(b)	8,974,807
22,058	Zimmer Holdings, Inc.	2,501,818

		19,173,145

	Health Care Providers & Services — 1.7%
81,700	UnitedHealth Group, Inc.	8,259,053

	Hotels, Restaurants & Leisure — 0.9%
60,064	Yum! Brands, Inc.	4,375,662

	Household Products — 1.0%
56,084	Procter & Gamble Co. (The)	5,108,692

	Industrial Conglomerates — 0.6%
117,100	General Electric Co.	2,959,117

	Insurance — 4.9%
112,900	Aflac, Inc.	6,897,061
167,100	American International Group, Inc.	9,359,271
84,400	Aon PLC	8,003,652

		24,259,984

	Internet & Catalog Retail — 5.6%
63,361	Amazon.com, Inc.(b)	19,664,086
277,900	Liberty Interactive Corp., Class A(b)	8,175,818

		27,839,904

	Internet Software & Services — 7.8%
54,349	Alibaba Group Holding Ltd., Sponsored ADR(b)	5,649,035
157,947	Facebook, Inc., Class A(b)	12,323,025
26,599	Google, Inc., Class A(b)	14,115,025
9,526	Google, Inc., Class C(b)	5,014,487
53,512	HomeAway, Inc.(b)	1,593,587

		38,695,159

	IT Services — 5.9%
30,508	Automatic Data Processing, Inc.	2,543,452
121,300	MasterCard, Inc., Class A	10,451,208
61,591	Visa, Inc., Class A	16,149,160

		29,143,820

	Machinery — 1.2%
63,300	Illinois Tool Works, Inc.	5,994,510

	Media — 1.2%
78,900	Omnicom Group, Inc.	6,112,383

	Metals & Mining — 0.5%
30,025	Compass Minerals International, Inc.	2,607,071

	Oil, Gas & Consumable Fuels — 1.8%
141,900	Apache Corp.	8,892,873

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of December 31, 2014

Natixis U.S. Equity Opportunities Fund – (continued)

Shares	Description	Value (†)
	Pharmaceuticals — 4.3%
41,577	Merck & Co., Inc.	$2,361,158
70,159	Novartis AG, ADR	6,500,933
157,758	Novo Nordisk AS, Sponsored ADR	6,676,318
129,500	Sanofi, ADR	5,906,495

		21,444,904

	Semiconductors & Semiconductor Equipment — 3.7%
7,989	Altera Corp.	295,114
14,919	Analog Devices, Inc.	828,303
154,464	ARM Holdings PLC, Sponsored ADR	7,151,683
246,200	Intel Corp.	8,934,598
22,041	Linear Technology Corp.	1,005,069

		18,214,767

	Software — 9.5%
135,218	Autodesk, Inc.(b)	8,121,193
48,985	FactSet Research Systems, Inc.	6,894,639
230,490	Microsoft Corp.	10,706,260
476,435	Oracle Corp.	21,425,282

		47,147,374

	Specialty Retail — 2.7%
84,000	Home Depot, Inc. (The)	8,817,480
63,874	Lowe’s Cos., Inc.	4,394,531

		13,212,011

	Technology Hardware, Storage & Peripherals — 1.5%
65,600	Apple, Inc.	7,240,928

	Total Common Stocks (Identified Cost $413,752,497)	483,040,763

Principal Amount
Short-Term Investments — 3.0%
$14,807,748	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2014 at 0.010% to be repurchased at $14,807,756 on 1/02/2015 collateralized by $14,635,000 U.S. Treasury Note, 2.500% due 5/15/2024 valued at $15,110,638 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $14,807,748)	14,807,748

	Total Investments — 100.5% (Identified Cost $428,560,245)(a)	497,848,511
	Other assets less liabilities — (0.5)%	(2,286,744)

	Net Assets — 100.0%	$495,561,767

(†)	See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of December 31, 2014

Natixis U.S. Equity Opportunities Fund – (continued)

(a)	Federal Tax Information:
	At December 31, 2014, the net unrealized appreciation on investments based on a cost of $429,120,850 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$78,909,324
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(10,181,663)

	Net unrealized appreciation	$68,727,661

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2014

Software	9.5%
Internet Software & Services	7.8
Banks	6.4
Beverages	6.2
Communications Equipment	6.2
IT Services	5.9
Internet & Catalog Retail	5.6
Insurance	4.9
Air Freight & Logistics	4.7
Capital Markets	4.6
Pharmaceuticals	4.3
Health Care Equipment & Supplies	3.9
Semiconductors & Semiconductor Equipment	3.7
Specialty Retail	2.7
Food Products	2.4
Energy Equipment & Services	2.3
Consumer Finance	2.1
Other Investments, less than 2% each	14.3
Short-Term Investments	3.0

Total Investments	100.5
Other assets less liabilities	(0.5)

Net Assets	100.0%

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of December 31, 2014

SeeyondSM Multi-Asset Allocation Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 13.8% of Net Assets
	France — 2.6%
$900,000	France Government Bond OAT,
	3.500%, 4/25/2020, (EUR)(b)	$1,277,284

	Germany — 2.8%
390,000	Bundesrepublik Deutschland,
	1.500%, 2/15/2023, (EUR)(b)	516,054
600,000	Bundesrepublik Deutschland,
	3.250%, 1/04/2020, (EUR)(b)	843,487

		1,359,541

	Japan — 5.1%
280,000,000	Japan Government Ten Year Bond,
	1.000%, 3/20/2022, (JPY)	2,486,493

	Spain — 2.6%
850,000	Spain Government Bond,
	4.400%, 10/31/2023, 144A, (EUR)(b)	1,272,369

	United Kingdom — 0.7%
200,000	United Kingdom Gilt,
	2.250%, 9/07/2023, (GBP)	326,620

	Total Bonds and Notes
	(Identified Cost $6,988,888)	6,722,307

Shares
Exchange Traded Funds — 9.2%
	United States — 9.2%
10,000	iShares® MSCI China ETF(b)(c)	502,300
38,610	iShares® MSCI Emerging Markets ETF(b)(c)	1,516,987
5,900	iShares® MSCI India ETF(b)(c)	177,531
2,425	iShares® MSCI Indonesia ETF(b)(c)	66,542
6,350	iShares® MSCI Malaysia ETF(b)(c)	85,598
800	iShares® MSCI Philippines ETF(b)(c)	30,560
6,025	iShares® MSCI South Korea Capped ETF(b)(c)	333,183
45,000	iShares® MSCI Switzerland Capped ETF(b)(c)	1,426,050
19,530	iShares® MSCI Taiwan ETF(b)(c)	295,098
700	iShares® MSCI Thailand Capped ETF(b)(c)	54,222

	Total Exchange Traded Funds (Identified Cost $4,882,903)	4,488,071

Contracts
Purchased Options — 0.0%
	Options on Futures Contracts — 0.0%
20	10 Year U.S. Treasury Note, Put expiring February 20, 2015 at 125	5,937
14	E-mini S&P 500®, Call expiring January 16, 2015 at 2080	8,050

	Total Purchased Options (Identified Cost $26,174)	13,987

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of December 31, 2014

SeeyondSM Multi-Asset Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 59.0%
$13,667,631	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2014 at 0.010% to be repurchased at $13,667,639 on 1/02/2015 collateralized by $11,740,000 U.S. Treasury Bond, 3.625% due 8/15/2043 valued at $13,941,250 including accrued interest (Note 2 of Notes to Financial Statements)	$13,667,631
11,000,000	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2014 at 0.010% to be repurchased at $11,000,006 on 1/02/2015 collateralized by $11,320,000 Federal Farm Credit Banks, 2.700% due 12/02/2024 valued at $11,220,950 including accrued interest (Note 2 of Notes to Financial Statements)(b)	11,000,000
1,100,000	Spain Letras del Tesoro, 0.202%, 3/13/2015, (EUR)(d)	1,329,406
1,800,000	United Kingdom Treasury Bills, 0.387%, 3/16/2015, (GBP)(d)	2,803,398

	Total Short-Term Investments (Identified Cost $28,837,208)	28,800,435

	Total Investments — 82.0% (Identified Cost $40,735,173)(a)	40,024,800
	Other assets less liabilities — 18.0%	8,758,971

	Net Assets — 100.0%	$48,783,771

Contracts
Written Options — (0.0%)
	Options on Futures Contracts — (0.0%)
20	10 Year U.S. Treasury Note, Call expiring February 20, 2015 at 129 (Premiums Received $6,564)	$(5,625)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2014, the net unrealized depreciation on investments based on a cost of $40,762,913 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$4,553
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(742,666)

	Net unrealized depreciation	$(738,113)

(b)	All of this security has been designated to cover the Fund’s obligations under open futures contracts or options.
(c)	iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. Neither BlackRock Institutional Trust Company, N.A. nor the iShares® Funds make any representations regarding the advisability of investing in the SeeyondSM Multi-Asset Allocation Fund.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of Rule 144A holdings amounted to $1,272,369 or 2.6% of net assets.

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of December 31, 2014

SeeyondSM Multi-Asset Allocation Fund – (continued)

ETF	Exchange Traded Fund
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

At December 31, 2014, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
ASX SPI 200™	3/19/2015	8	$878,936	$39,984
E-mini NASDAQ 100	3/20/2015	19	1,608,445	27,540
E-mini S&P 500®	3/20/2015	130	13,340,600	449,149
EURO STOXX 50®	3/20/2015	96	3,639,444	136,924
Euro-BTP	3/06/2015	15	2,461,242	23,576
FTSE 100 Index	3/20/2015	21	2,134,855	94,384
FTSE MIB	3/20/2015	13	1,499,839	46,292
German Euro Bund	3/06/2015	25	4,715,263	83,158
German Euro Bund, Put options at 153*	2/20/2015	14	4,066	(3,231)
IBEX 35	1/16/2015	7	867,728	28,719
Nikkei 225™	3/12/2015	34	2,958,000	(130,168)
S&P/TSX 60 Index	3/19/2015	7	1,026,201	64,357
UK Long Gilt	3/27/2015	2	372,599	8,570
Ultra Long U.S. Treasury Bond	3/20/2015	10	1,651,875	73,969
10 Year Japan Government Bond	3/11/2015	2	2,467,691	13,525
10 Year U.S. Treasury Note	3/20/2015	20	2,535,937	13,758

Total				$970,506

At December 31, 2014, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
CBOE SPX Volatility Index	1/21/2015	13	$234,325	$15,691
CBOE SPX Volatility Index	2/18/2015	25	455,625	(30,810)
German Euro Bund, Call options at 157*	2/20/2015	14	10,164	(2,384)
Swiss Franc	3/16/2015	3	377,775	10,304

Total				$(7,199)

*Futures on German Euro Bund options are categorized as futures for valuation purposes but carry the risks associated with investments in options (see Note 2 of Notes to Financial Statements).

Industry Summary at December 31, 2014

Treasuries	13.8%
Exchange Traded Funds	9.2
Purchased Options	0.0
Short-Term Investments	59.0

Total Investments	82.0
Other assets less liabilities (including open written options and futures contracts)	18.0

Net Assets	100.0%

See accompanying notes to financial statements.

57  |

Statements of Assets and Liabilities

December 31, 2014

	McDonnell Intermediate Municipal Bond Fund	Natixis Diversified Income Fund	Natixis U.S. Equity Opportunities Fund	SeeyondSM Multi-Asset Allocation Fund
ASSETS
Investments at cost	$30,361,259	$154,084,576	$413,752,497	$16,067,542
Repurchase agreement(s) at cost	1,481,381	7,611,155	14,807,748	24,667,631
Net unrealized appreciation (depreciation)	763,097	17,145,924	69,288,266	(710,373)

Investments at value	32,605,737	178,841,655	497,848,511	40,024,800
Cash	—	198	—	—
Due from broker (including variation margin on futures contracts (Note 2)	—	—	—	875,752
Foreign currency at value (identified cost $0, $2,674, $0 and $7,541,032, respectively)	—	2,662	—	6,946,988
Receivable for Fund shares sold	39,189	432,153	2,794,182	—
Receivable from investment adviser (Note 6)	9,467	—	—	—
Receivable for securities sold	—	142,590	1,577,040	—
Dividends and interest receivable	376,654	957,864	331,207	72,355
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	50,936	—	—
Tax reclaims receivable	—	325	—	—
Unrealized appreciation on futures contracts (Note 2)	—	—	—	1,129,900

TOTAL ASSETS	33,031,047	180,428,383	502,550,940	49,049,795

LIABILITIES
Options written, at value (premiums received $0, $0, $0 and $6,564, respectively) (Note 2)	—	—	—	5,625
Payable for securities purchased	—	1,413,151	5,001,266	—
Payable for Fund shares redeemed	3,448	372,445	859,204	—
Payable for variation margin on futures contracts (Note 2)	—	3,938	—	—
Unrealized depreciation on futures contracts (Note 2)	—	—	—	166,593
Distributions payable	9,586	—	—	—
Management fees payable (Note 6)	—	80,856	405,182	18,387
Deferred Trustees’ fees (Note 6)	19,574	94,947	523,913	4,229
Administrative fees payable (Note 6)	1,217	6,308	17,839	1,773
Payable to distributor (Note 6d)	45	1,197	1,881	—
Other accounts payable and accrued expenses	61,969	78,735	179,888	69,417

TOTAL LIABILITIES	95,839	2,051,577	6,989,173	266,024

NET ASSETS	$32,935,208	$178,376,806	$495,561,767	$48,783,771

NET ASSETS CONSIST OF:
Paid-in capital	$32,574,881	$170,446,758	$420,757,348	$49,973,461
Distributions in excess of net investment income/Accumulated net investment loss	(1,354)	(199,276)	(523,913)	(763,696)
Accumulated net realized gain (loss) on investments, futures contracts, options/swaptions written and foreign currency transactions	(401,416)	(9,006,745)	6,040,066	(128,073)
Net unrealized appreciation (depreciation) on investments, futures contracts, options/swaptions written and foreign currency translations	763,097	17,136,069	69,288,266	(297,921)

NET ASSETS	$32,935,208	$178,376,806	$495,561,767	$48,783,771

See accompanying notes to financial statements.

|  58

Statements of Assets and Liabilities (continued)

December 31, 2014

	McDonnell Intermediate Municipal Bond Fund	Natixis Diversified Income Fund	Natixis U.S. Equity Opportunities Fund	SeeyondSM Multi-Asset Allocation Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$2,398,766	$110,873,865	$400,677,630	$968

Shares of beneficial interest	239,969	8,242,302	14,621,284	100

Net asset value and redemption price per share	$10.00	$13.45	$27.40	$9.68

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.36	$14.08	$29.07	$10.27

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—	$—	$3,323,937	$—

Shares of beneficial interest	—	—	164,333	—

Net asset value and offering price per share	$—	$—	$20.23	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$2,222,701	$53,074,494	$53,924,694	$27,210

Shares of beneficial interest	222,404	3,957,538	2,664,229	2,821

Net asset value and offering price per share	$9.99	$13.41	$20.24	$9.65

Class Y shares:
Net assets	$28,313,741	$14,428,447	$37,635,506	$48,755,593

Shares of beneficial interest	2,831,274	1,077,654	1,207,173	5,033,632

Net asset value, offering and redemption price per share	$10.00	$13.39	$31.18	$9.69

See accompanying notes to financial statements.

59  |

Statements of Operations

For the Year Ended December 31, 2014

	McDonnell Intermediate Municipal Bond Fund	Natixis Diversified Income Fund	Natixis U.S. Equity Opportunities Fund	SeeyondSM Multi-Asset Allocation Fund (a)
INVESTMENT INCOME
Dividends	$—	$2,348,142	$6,425,172	$37,908
Interest	559,106	2,618,952	257	19,041
Less net foreign taxes withheld	—	—	(58,305)	—

	559,106	4,967,094	6,367,124	56,949

Expenses
Management fees (Note 6)	111,610	776,986	3,741,002	183,705
Service and distribution fees (Note 6)	11,025	720,365	1,493,685	77
Administrative fees (Note 6)	12,046	61,016	202,052	9,270
Trustees’ fees and expenses (Note 6)	19,000	25,854	60,049	7,132
Transfer agent fees and expenses (Note 6)	3,321	87,751	526,450	597
Audit and tax services fees	51,203	47,825	47,878	54,381
Custodian fees and expenses	12,304	47,364	33,303	9,293
Interest expense (Note 10)	—	—	—	953
Legal fees	224	1,089	3,821	109
Registration fees	62,131	63,046	87,603	19,504
Shareholder reporting expenses	2,296	15,094	87,660	2,098
Miscellaneous expenses	11,155	17,397	22,295	5,542

Total expenses	296,315	1,863,787	6,305,798	292,661
Fee/expense recovery (Note 6)	—	—	71,229	—
Less waiver and/or expense reimbursement (Note 6)	(131,826)	(3,404)	—	(64,701)

Net expenses	164,489	1,860,383	6,377,027	227,960

Net investment income (loss)	394,617	3,106,711	(9,903)	(171,011)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS/SWAPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(53,090)	1,110,316	137,250,493	(233,868)
Futures contracts	—	(170,733)	268,061	25,499
Options/swaptions written	—	620,081	(21,977)	110,045
Foreign currency transactions	—	12,511	—	(1,008,609)
Net change in unrealized appreciation (depreciation) on:
Investments	1,268,045	12,502,606	(80,424,544)	(710,373)
Futures contracts	—	(58,899)	—	963,307
Options/Swaptions written	—	5,664	—	939
Foreign currency translations	—	45,458	—	(551,794)

Net realized and unrealized gain on investments, futures contracts, options/swaptions written and foreign currency transactions	1,214,955	14,067,004	57,072,033	(1,404,854)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,609,572	$17,173,715	$57,062,130	$(1,575,865)

(a)	From commencement of operations on July 23, 2014 through December 31, 2014

See accompanying notes to financial statements.

|  60

Statements of Changes in Net Assets

	McDonnell Intermediate Municipal Bond Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$394,617	$219,809
Net realized loss on investments	(53,090)	(348,326)
Net change in unrealized appreciation (depreciation) on investments	1,268,045	(347,464)

Net increase (decrease) in net assets resulting from operations	1,609,572	(475,981)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(19,275)	(3,763)
Class C	(2,856)	(41)
Class Y	(372,573)	(222,054)

Total distributions	(394,704)	(225,858)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	8,914,814	8,678,272

Net increase in net assets	10,129,682	7,976,433
NET ASSETS
Beginning of the year	22,805,526	14,829,093

End of the year	$32,935,208	$22,805,526

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(1,354)	$(326)

See accompanying notes to financial statements.

61  |

Statements of Changes in Net Assets (continued)

	Natixis Diversified Income Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$3,106,711	$2,842,327
Net realized gain on investments, futures contracts, options written and foreign currency transactions	1,572,175	6,816,963
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written and foreign currency translations	12,494,829	(2,922,350)

Net increase in net assets resulting from operations	17,173,715	6,736,940

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(2,341,189)	(2,123,101)
Class C	(952,028)	(943,848)
Class Y	(147,181)	(21,931)

Total distributions	(3,440,398)	(3,088,880)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	36,464,179	(3,382,992)

Net increase in net assets	50,197,496	265,068
NET ASSETS
Beginning of the year	128,179,310	127,914,242

End of the year	$178,376,806	$128,179,310

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(199,276)	$(165,741)

See accompanying notes to financial statements.

|  62

Statements of Changes in Net Assets (continued)

	Natixis U.S. Equity Opportunities Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment loss	$(9,903)	$(762,450)
Net realized gain on investments, futures contracts and options written	137,496,577	37,957,408
Net change in unrealized appreciation (depreciation) on investments	(80,424,544)	82,618,997

Net increase in net assets resulting from operations	57,062,130	119,813,955

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized capital gains
Class A	(108,546,162)	(27,351,336)
Class B	(1,183,478)	(739,952)
Class C	(18,242,647)	(3,885,125)
Class Y	(9,498,229)	(1,541,929)

Total distributions	(137,470,516)	(33,518,342)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	128,349,059	18,695,182

Net increase in net assets	47,940,673	104,990,795
NET ASSETS
Beginning of the year	447,621,094	342,630,299

End of the year	$495,561,767	$447,621,094

ACCUMULATED NET INVESTMENT LOSS	$(523,913)	$(533,755)

See accompanying notes to financial statements.

63  |

Statements of Changes in Net Assets (continued)

SeeyondSM Multi-Asset Allocation Fund
Period Ended December 31, 2014(a)
FROM OPERATIONS:
Net investment loss	$(171,011)
Net realized loss on investments, futures contracts, options written and foreign currency transactions	(1,106,933)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written and foreign currency translations	(297,921)

Net decrease in net assets resulting from operations	(1,575,865)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	50,359,636

Net increase in net assets	48,783,771
NET ASSETS
Beginning of the year	—

End of the year	$48,783,771

ACCUMULATED NET INVESTMENT LOSS	$(763,696)

(a)	From commencement of operations on July 23, 2014 through December 31, 2014.

See accompanying notes to financial statements.

|  64

Financial Highlights

For a share outstanding throughout each period.

	McDonnell Intermediate Municipal Bond Fund—Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012*
Net asset value, beginning of the period	$9.54	$9.89	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.11	0.09	(0.01)
Net realized and unrealized gain (loss)	0.47	(0.35)	(0.10)

Total from Investment Operations	0.58	(0.26)	(0.11)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.09)	—
Net realized capital gains	—	—	—

Total Distributions	(0.12)	(0.09)	—

Net asset value, end of the period	$10.00	$9.54	$9.89

Total return(b)(c)	6.08%	(2.66)%	(1.10)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,399	$1,047	$1
Net expenses(d)	0.80%	0.80%	2.19	%(e)(f)
Gross expenses	1.26%	1.37%	2.23	%(e)
Net investment income (loss)	1.15%	0.90%	(0.71	)%(e)
Portfolio turnover rate	10%	37%	0%

*	From commencement of operations on November 16, 2012 through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	McDonnell Intermediate Municipal Bond Fund—Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012*
Net asset value, beginning of the period	$9.54	$9.89	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.04	0.01	(0.01)
Net realized and unrealized gain (loss)	0.45	(0.34)	(0.10)

Total from Investment Operations	0.49	(0.33)	(0.11)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	(0.02)	—
Net realized capital gains	—	—	—

Total Distributions	(0.04)	(0.02)	—

Net asset value, end of the period	$9.99	$9.54	$9.89

Total return(b)(c)	5.18%	(3.35)%	(1.10)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,223	$55	$1
Net expenses(d)	1.55%	1.55%	2.20	%(e)(f)
Gross expenses	2.04%	2.08%	2.24	%(e)
Net investment income (loss)	0.41%	0.14%	(0.73	)%(e)
Portfolio turnover rate	10%	37%	0%

*	From commencement of operations on November 16, 2012 through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	McDonnell Intermediate Municipal Bond Fund—Class Y
	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012*
Net asset value, beginning of the period	$9.54	$9.88	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.14	0.11	(0.01)
Net realized and unrealized gain (loss)	0.46	(0.34)	(0.11)

Total from Investment Operations	0.60	(0.23)	(0.12)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.11)	—
Net realized capital gains	—	—	—

Total Distributions	(0.14)	(0.11)	—

Net asset value, end of the period	$10.00	$9.54	$9.88

Total return(b)	6.36%	(2.31)%	(1.20)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$28,314	$21,704	$14,827
Net expenses(c)	0.55%	0.55%	2.33	%(d)(e)
Gross expenses	1.02%	1.04%	2.37	%(d)
Net investment income (loss)	1.46%	1.13%	(0.84	)%(d)
Portfolio turnover rate	10%	37%	0%

*	From commencement of operations on November 16, 2012 through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Diversified Income Fund—Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$12.21	$11.83	$10.74	$10.41	$9.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32	0.29	0.29	0.34	0.34
Net realized and unrealized gain (loss)	1.26	0.40	1.12	0.40	1.18

Total from Investment Operations	1.58	0.69	1.41	0.74	1.52

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)	(0.31)	(0.32)	(0.41)	(0.33)
Net realized capital gains	—	—	—	—	—

Total Distributions	(0.34)	(0.31)	(0.32)	(0.41)	(0.33)

Net asset value, end of the period	$13.45	$12.21	$11.83	$10.74	$10.41

Total return(b)	13.08%	5.84%	13.22%	7.21%	16.73%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$110,874	$79,039	$78,216	$45,211	$35,787
Net expenses	1.06%	1.09%	1.11%	1.13%	1.19%
Gross expenses	1.06%	1.09%	1.11%	1.13%	1.19%
Net investment income	2.46%	2.34%	2.53%	3.17%	3.51%
Portfolio turnover rate	41%	41%	29%	20%	28%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Diversified Income Fund—Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$12.17	$11.80	$10.71	$10.39	$9.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.19	0.20	0.26	0.27
Net realized and unrealized gain (loss)	1.27	0.39	1.12	0.39	1.17

Total from Investment Operations	1.49	0.58	1.32	0.65	1.44

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.21)	(0.23)	(0.33)	(0.25)
Net realized capital gains	—	—	—	—	—

Total Distributions	(0.25)	(0.21)	(0.23)	(0.33)	(0.25)

Net asset value, end of the period	$13.41	$12.17	$11.80	$10.71	$10.39

Total return(b)	12.28%	4.98%	12.43%	6.33%	15.90%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$53,074	$48,512	$49,697	$29,814	$27,355
Net expenses	1.81%	1.84%	1.86%	1.88%	1.94%
Gross expenses	1.81%	1.84%	1.86%	1.88%	1.94%
Net investment income	1.70%	1.59%	1.79%	2.42%	2.76%
Portfolio turnover rate	41%	41%	29%	20%	28%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Diversified Income Fund—Class Y
	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012*
Net asset value, beginning of the period	$12.19	$11.83	$11.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.38	0.33	(0.02)
Net realized and unrealized gain (loss)	1.19	0.37	0.18

Total from Investment Operations	1.57	0.70	0.16

LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)	(0.34)	(0.05)
Net realized capital gains	—	—	—

Total Distributions	(0.37)	(0.34)	(0.05)

Net asset value, end of the period	$13.39	$12.19	$11.83

Total return	13.05%	5.93%	1.35%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$14,428	$628	$1
Net expenses	0.82%	0.83%	1.00	%(b)
Gross expenses	0.82%	0.83%	1.00	%(b)
Net investment income (loss)	2.92%	2.71%	(2.37	)%(b)
Portfolio turnover rate	41%	41%	29%

*	From commencement of operations on December 3, 2012, through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class A
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$33.07		$26.35		$23.56		$25.17		$20.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02		(0.04)		0.07		(0.04)		0.03	(b)
Net realized and unrealized gain (loss)	4.31		9.34		4.12		(0.69)		4.50

Total from Investment Operations	4.33		9.30		4.19		(0.73)		4.53

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		(0.07)		—		(0.04)
Net realized capital gains	(10.00)		(2.58)		(1.33)		(0.88)		—

Total Distributions	(10.00)		(2.58)		(1.40)		(0.88)		(0.04)

Increase from regulatory settlements	—		—		—		—		0.00	(c)

Net asset value, end of the period	$27.40		$33.07		$26.35		$23.56		$25.17

Total return(d)	12.94%		35.75	%(e)	17.79	%(e)	(2.79	)%(e)	21.90	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$400,678		$371,102		$289,898		$281,467		$314,384
Net expenses	1.29	%(f)	1.30	%(g)	1.30	%(g)	1.34	%(g)(h)	1.40	%(g)
Gross expenses	1.29	%(f)	1.32%		1.35%		1.38%		1.50%
Net investment income (loss)	0.07%		(0.12)%		0.25%		(0.15)%		0.14	%(b)
Portfolio turnover rate	93	%(i)	50%		52%		97%		79%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.04) and the ratio of net investment loss to average net assets would have been (0.19)%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of 0.02%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective June 1, 2011, the expense limit decreased to 1.30%.
(i)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team and a reduction from four segments to two segments.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class B
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$26.91		$21.98		$19.93		$21.60		$17.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.19)		(0.22)		(0.12)		(0.21)		(0.12	)(b)
Net realized and unrealized gain (loss)	3.51		7.73		3.50		(0.58)		3.87

Total from Investment Operations	3.32		7.51		3.38		(0.79)		3.75

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		—		—		—
Net realized capital gains	(10.00)		(2.58)		(1.33)		(0.88)		—

Total Distributions	(10.00)		(2.58)		(1.33)		(0.88)		—

Increase from regulatory settlements	—		—		—		—		0.00	(c)

Net asset value, end of the period	$20.23		$26.91		$21.98		$19.93		$21.60

Total return(d)	12.14%		34.70	%(e)	16.97	%(e)	(3.53	)%(e)	21.01	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,324		$7,708		$11,172		$16,820		$28,787
Net expenses	2.04	%(f)	2.05	%(g)	2.05	%(g)	2.10	%(g)(h)	2.15	%(g)
Gross expenses	2.04	%(f)	2.07%		2.10%		2.13%		2.25%
Net investment loss	(0.70)%		(0.89)%		(0.55)%		(0.94)%		(0.66	)%(b)
Portfolio turnover rate	93	%(i)	50%		52%		97%		79%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.18) and the ratio of net investment loss to average net assets would have been (0.98)%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of 0.02%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective June 1, 2011, the expense limit decreased to 2.05%.
(i)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team and a reduction from four segments to two segments.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class C
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$26.92		$21.99		$19.94		$21.61		$17.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.19)		(0.22)		(0.11)		(0.20)		(0.12	)(b)
Net realized and unrealized gain (loss)	3.51		7.73		3.49		(0.59)		3.87

Total from Investment Operations	3.32		7.51		3.38		(0.79)		3.75

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		—		—		—
Net realized capital gains	(10.00)		(2.58)		(1.33)		(0.88)		—

Total Distributions	(10.00)		(2.58)		(1.33)		(0.88)		—

Increase from regulatory settlements	—		—		—		—		0.00	(c)

Net asset value, end of the period	$20.24		$26.92		$21.99		$19.94		$21.61

Total return(d)	12.12%		34.69	%(e)	16.96	%(e)	(3.53	)%(e)	21.00	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$53,925		$44,150		$30,525		$28,462		$30,912
Net expenses	2.04	%(f)	2.05	%(g)	2.05	%(g)	2.09	%(g)(h)	2.15	%(g)
Gross expenses	2.04	%(f)	2.07%		2.10%		2.13%		2.25%
Net investment loss	(0.68)%		(0.86)%		(0.49)%		(0.90)%		(0.62	)%(b)
Portfolio turnover rate	93	%(i)	50%		52%		97%		79%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.18) and the ratio of net investment loss to average net assets would have been (0.94)%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of 0.01%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective June 1, 2011, the expense limit decreased to 2.05%.
(i)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team and a reduction from four segments to two segments.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class Y
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$36.32		$28.68		$25.52		$27.12		$22.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12		0.05		0.17		0.04		0.05	(b)
Net realized and unrealized gain (loss)	4.74		10.17		4.46		(0.76)		4.90

Total from Investment Operations	4.86		10.22		4.63		(0.72)		4.95

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		(0.14)		—		(0.10)
Net realized capital gains	(10.00)		(2.58)		(1.33)		(0.88)		—

Total Distributions	(10.00)		(2.58)		(1.47)		(0.88)		(0.10)

Increase from regulatory settlements	—		—		—		—		0.00	(c)

Net asset value, end of the period	$31.18		$36.32		$28.68		$25.52		$27.12

Total return	13.25%		36.06	%(d)	18.15	%(d)	(2.56	)%(d)	22.21	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$37,636		$24,661		$11,035		$2,047		$1,317
Net expenses	1.05	%(e)	1.05	%(f)	1.05	%(f)	1.09	%(f)(g)	1.15	%(f)
Gross expenses	1.05	%(e)	1.07%		1.10%		1.14%		1.24%
Net investment income	0.32%		0.13%		0.61%		0.16%		0.22	%(b)
Portfolio turnover rate	93	%(h)	50%		52%		97%		79%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.02) and the ratio of net investment loss to average net assets would have been (0.08)%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective June 1, 2011, the expense limit decreased to 1.05%.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the structure of the Fund from four segments to two segments.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

SeeyondSM Multi-Asset Allocation Fund—Class A
Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.05)
Net realized and unrealized gain (loss)	(0.27)

Total from Investment Operations	(0.32)

Net asset value, end of the period	$9.68

Total return(b)(c)	(3.20)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(d)(e)(f)	1.31%
Gross expenses(e)(f)	1.47%
Net investment loss(e)	(1.05)%
Portfolio turnover rate	40%

*	From commencement of operations on July 23, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 1.30% and the ratio of gross expenses would have been 1.46%.

See accompanying notes to financial statements.

75  |

Financial Highlights (continued)

For a share outstanding throughout each period.

SeeyondSM Multi-Asset Allocation Fund—Class C
Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.07)
Net realized and unrealized gain (loss)	(0.28)

Total from Investment Operations	(0.35)

Net asset value, end of the period	$9.65

Total return(b)(c)	(3.50)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$27
Net expenses(d)(e)(f)	2.06%
Gross expenses(e)(f)	2.38%
Net investment loss(e)	(1.64)%
Portfolio turnover rate	40%

*	From commencement of operations on July 23, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 2.05% and the ratio of gross expenses would have been 2.37%.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

SeeyondSM Multi-Asset Allocation Fund—Class Y
Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.03)
Net realized and unrealized gain (loss)	(0.28)

Total from Investment Operations	(0.31)

Net asset value, end of the period	$9.69

Total return(b)	(3.10)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$48,756
Net expenses(c)(d)(e)	1.05%
Gross expenses(d)(e)	1.35%
Net investment loss(d)	(0.79)%
Portfolio turnover rate	40%

*	From commencement of operations on July 23, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

77  |

Notes to Financial Statements

December 31, 2014

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts and each a Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Natixis Diversified Income Fund (the “Diversified Income Fund”)

Natixis U.S. Equity Opportunities Fund (the “U.S. Equity Opportunities Fund”)

Natixis Funds Trust II:

McDonnell Intermediate Municipal Bond Fund (the “Intermediate Municipal Bond Fund”)

SeeyondSM Multi-Asset Allocation Fund (the “Multi-Asset Allocation Fund”)

The Multi-Asset Allocation Fund commenced operations on July 23, 2014 via contribution to the Fund by Natixis Global Asset Management, L.P. (“Natixis US”) and affiliates of $50,002,000.

Each Fund is a diversified investment company, except for Multi-Asset Allocation Fund, which is a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares of U.S. Equity Opportunities Fund are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 3.50% and 4.50% for Intermediate Municipal Bond Fund and Diversified Income Fund, respectively, and 5.75% for U.S. Equity Opportunities Fund and Multi-Asset Allocation Fund. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each

|  78

Notes to Financial Statements (continued)

December 31, 2014

of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and subadvisers and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and equity securities where an independent pricing service is unable to price a security or where

79  |

Notes to Financial Statements (continued)

December 31, 2014

an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts and options on futures contracts are valued at the current settlement price on the exchange on which the adviser or subadviser believes that, over time, they are traded most extensively. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing service, if available, or prices obtained from broker-dealers. Centrally cleared interest rate swaps are valued at settlement prices of the clearinghouse on which the contracts were traded, if available, or prices obtained from broker-dealers. Interest rate swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available, or prices obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s Net Asset Value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a

|  80

Notes to Financial Statements (continued)

December 31, 2014

cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’

81  |

Notes to Financial Statements (continued)

December 31, 2014

Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.   Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to

|  82

Notes to Financial Statements (continued)

December 31, 2014

determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the equity underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. Over-the-counter (“OTC”) options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

For the year ended December 31, 2014, the Funds were not party to any OTC options.

g.  Swaptions.  Certain funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value.

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Notes to Financial Statements (continued)

December 31, 2014

Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

h.  Swap Agreements.  Certain funds may enter into interest rate swaps.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking liquid assets or cash.

For the year ended December 31, 2014, Diversified Income Fund was not party to any interest rate swaps.

i.  Due from Brokers.  Transactions and positions in futures and options contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Fund and the various broker/dealers. The due from broker

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December 31, 2014

balance in the Statements of Assets and Liabilities for Multi-Asset Allocation Fund represents cash on deposit with the broker for open futures and options contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

j.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2014 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing

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December 31, 2014

treatments for book and tax purposes of items such as net operating losses, contingent payment debt instruments, premium amortization, paydown gains and losses, defaulted and/or non-income producing securities, Treasury Inflation-Protected Securities (“TIPS”), distributions in excess of income and/or capital gain, return of capital and capital gain distributions received, non-deductible expenses, foreign currency gains and losses and deferred Trustees’ fees. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, straddle adjustments, TIPS, trust preferred securities, contingent payment debt instruments, return of capital distributions received, wash sales and futures, forward foreign currency and options contract mark-to-market. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2014 and 2013 were as follows:

	2014 Distributions Paid From:				2013 Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
Intermediate Municipal Bond Fund	$—	$394,704	$—	$394,704	$—	$225,858	$—	$225,858
Diversified Income Fund	3,440,398	—	—	3,440,398	3,088,880	—	—	3,088,880
U.S. Equity Opportunities Fund	28,374,163	—	109,096,353	137,470,516	2,591,791	—	30,926,551	33,518,342
Multi-Asset Allocation Fund	—	—	—	—	—	—	—	—

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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Notes to Financial Statements (continued)

December 31, 2014

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Intermediate Municipal Bond Fund	Diversified Income Fund	U.S. Equity Opportunities Fund	Multi- Asset Allocation Fund
Undistributed ordinary income	$—	$—	$1,694,293	$—
Undistributed tax exempt income	18,220	—	—	—
Undistributed long-term capital gains	—	—	4,906,378	658,850

Total undistributed earnings	18,220	—	6,600,671	658,850

Capital loss carryforward:	—	—	—	—
Short-term:
Expires:
December 31, 2017	—	(8,856,780)	—	—
No expiration date	(342,604)	—	—	—
Long-term:
No expiration date	(58,812)	—	—	—

Total capital loss carryforward	(401,416)	(8,856,780)	—	—

Post-October capital loss deferrals*	—	(37,566)	—	(759,467)

Unrealized appreciation (depreciation)	763,097	16,919,341	68,727,661	(1,084,844)

Total accumulated earnings (losses)	$379,901	$8,024,995	$75,328,332	$(1,185,461)

Capital loss carryforward utilized in the current year	$—	$1,160,969	$—	$—

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

Capital losses may be utilized to offset future capital gains until expiration. The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital loss carryforwards to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

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Notes to Financial Statements (continued)

December 31, 2014

l.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2014, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

m.  Delayed Delivery Commitments.  The Funds may purchase securities, including those designated as To Be Announced (“TBAs”) in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Fund takes delivery of the security. When the Fund enters into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Fund’s commitment. No interest accrues to the Fund until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

No delayed delivery securities were held by the Funds as of December 31, 2014.

n.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the

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Notes to Financial Statements (continued)

December 31, 2014

market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2014, none of the Funds had loaned securities under this agreement.

o.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Financial Statements (continued)

December 31, 2014

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2014, at value:

Intermediate Municipal Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$31,124,356	$—	$31,124,356
Short-Term Investments	—	1,481,381	—	1,481,381

Total	$—	$32,605,737	$—	$32,605,737

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2014, there were no transfers among Levels 1, 2 and 3.

Diversified Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Common Stocks(a)	$90,588,259	$—	$—		$90,588,259
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	—	1,605,040	294,726	(b)	1,899,766
ABS Home Equity	—	2,973,677	18,198	(c)	2,991,875
ABS Other	—	406,203	772,936	(b)	1,179,139
Airlines	—	898,738	1,315,465	(b)	2,214,203
All Other Non-Convertible Bonds(a)	—	66,137,259	—		66,137,259

Total Non-Convertible Bonds	—	72,020,917	2,401,325		74,422,242

Convertible Bonds(a)	—	3,480,246	—		3,480,246
Municipals(a)	—	38,953	—		38,953

Total Bonds and Notes	—	75,540,116	2,401,325		77,941,441

Preferred Stocks
Non-Convertible Preferred Stocks(a)	1,000,411	—	—		1,000,411
Convertible Preferred Stocks
REITs – Mortgage	—	105,234	—		105,234
All Other Convertible Preferred Stocks(a)	1,213,724	—	—		1,213,724

Total Convertible Preferred Stocks	1,213,724	105,234	—		1,318,958

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Notes to Financial Statements (continued)

December 31, 2014

Diversified Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Total Preferred Stocks	$2,214,135	$105,234	$—	$2,319,369

Senior Loans(a)	—	101,467	—	101,467
Short-Term Investments	—	7,891,119	—	7,891,119

Total Investments	92,802,394	83,637,936	2,401,325	178,841,655

Forward Foreign Currency Contracts (unrealized appreciation)	—	50,936	—	50,936

Total	$92,802,394	$83,688,872	$2,401,325	$178,892,591

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(55,028)	$—	$—	$(55,028)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

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Notes to Financial Statements (continued)

December 31, 2014

U.S. Equity Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$483,040,763	$—	$—	$483,040,763
Short-Term Investments	—	14,807,748	—	14,807,748

Total	$483,040,763	$14,807,748	$—	$497,848,511

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2014, there were no transfers among Levels 1, 2 and 3.

Multi-Asset Allocation Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$6,722,307	$—	$6,722,307
Exchange Traded Funds(a)	4,488,071	—	—	4,488,071
Purchased Options(a)	13,987	—	—	13,987
Short-Term Investments	—	28,800,435	—	28,800,435

Total Investments	4,502,058	35,522,742	—	40,024,800

Futures Contracts (unrealized appreciation)	1,129,900	—	—	1,129,900

Total	$5,631,958	$35,522,742	$—	$41,154,700

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(5,625)	$—	$—	$(5,625)
Futures Contracts (unrealized depreciation)	(166,593)	—	—	(166,593)

Total	$(172,218)	$—	$—	$(172,218)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended December 31, 2014, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

December 31, 2014

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2013 and/or December 31, 2014:

Diversified Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$—	$(255)	$294,981
ABS Home Equity	—	—	(765)	742	—
ABS Other	284,200	—	—	(1,203)	489,939
Airlines	1,487,108	70	975	8,542	—
Retailers	254,668	—	—	—	—

Total	$2,025,976	$70	$210	$7,826	$784,920

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2014
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$—	$294,726	$(255)
ABS Home Equity	(23,106)	41,327	—	18,198	742
ABS Other	—	—	—	772,936	(1,203)
Airlines	(181,230)	—	—	1,315,465	16,814
Retailers	—	—	(254,668)	—	—

Total	$(204,336)	$41,327	$(254,668)	$2,401,325	$16,098

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Notes to Financial Statements (continued)

December 31, 2014

A debt security valued at $41,327 was transferred from Level 2 to Level 3 during the period ended December 31, 2014. At December 31, 2013, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2014, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

A debt security valued at $254,668 was transferred from Level 3 to Level 2 during the period ended December 31, 2014. At December 31, 2013, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At December 31, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Diversified Income Fund, U.S. Equity Opportunities Fund and Multi-Asset Allocation Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and interest rate swaptions.

Diversified Income Fund may use interest rate swaptions to gain exposure, such as to enter into a contract to benefit from a rise or fall in interest rates. During the year ended December 31, 2014, the Fund engaged in interest rate swaptions for this purpose.

Diversified Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2014, the Fund engaged in forward foreign currency transactions for hedging purposes.

Diversified Income Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swaptions to hedge against changes in interest rates and to manage its duration without having to buy or sell portfolio securities. During the year ended December 31, 2014, the Fund used futures contracts to manage duration and used interest rate swaptions for hedging purposes and to manage duration.

The Funds are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or

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Notes to Financial Statements (continued)

December 31, 2014

in the equity market as a whole. U.S. Equity Opportunities Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns and may use written put options to offset the cost of options used for hedging purposes. The Fund may also use futures contracts, purchased call options and written put options for investment purposes. During the year ended December 31, 2014, the Fund engaged in futures contracts and purchased put option transactions for hedging purposes and futures contracts and written put option transactions for investment purposes.

Multi-Asset Allocation Fund seeks to gain exposure to a combination of four asset classes: equity, fixed income, currency and volatility. The Fund pursues its objective by utilizing a variety of listed and other liquid derivative instruments. The Fund’s equity exposure typically will be obtained through investments in broad, equity index listed futures and exchange-traded funds (“ETFs”). The Fund’s fixed income exposure may consist of, but is not limited to, U.S. and non-U.S. government bonds, listed bond futures and fixed income ETFs. The Fund’s currency exposure typically will be obtained through investments in non-dollar denominated investments, futures and forward foreign currency contracts. The Fund’s exposure to volatility assets will result from both “long” and “short” positions in index futures and options, such as futures contracts based on the Chicago Board Options Exchange Volatility Index (the “VIX”), listed equity index options and equity index futures. During the period ended December 31, 2014, the Fund used futures and options contracts to gain investment exposure in accordance with its objective.

The following is a summary of derivative instruments for Diversified Income Fund as of December 31, 2014, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$50,936

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange traded/cleared liability derivatives
Interest rate contracts	$(55,028)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

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Notes to Financial Statements (continued)

December 31, 2014

Transactions in derivative instruments for Diversified Income Fund during the year ended December 31, 2014 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Futures contracts	Swaptions written	Foreign currency translations[3]
Interest rate contracts	$(884,404)	$(170,733)	$620,081	$—
Foreign exchange contracts	—	—	—	21,141

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Futures contracts	Swaptions written	Foreign currency translations[3]
Interest rate contracts	$(13,584)	$(58,899)	$5,664	$—
Foreign exchange contracts	—	—	—	49,655

[2]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased swaptions during the period.
[3]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

Transactions in derivative instruments for U.S. Equity Opportunities Fund during the year ended December 31, 2014 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[1]	Futures contracts	Options written
Equity contracts	$85,425	$268,061	$(21,977)

[1]	Represents realized gain for purchased options during the period.

The following is a summary of derivative instruments for Multi-Asset Allocation Fund as of December 31, 2014, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on futures contracts	Total
Exchange traded/cleared asset derivatives
Interest rate contracts	$5,937	$216,556	$222,493
Foreign exchange contracts	—	10,304	10,304
Equity contracts	8,050	903,040	911,090

Total asset derivatives	$13,987	$1,129,900	$1,143,887

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Notes to Financial Statements (continued)

December 31, 2014

Liabilities	Options written at value	Unrealized depreciation on futures contracts	Total
Exchange traded/cleared liability derivatives
Interest rate contracts	$(5,625)	$(5,615)	$(11,240)
Equity contracts	—	(160,978)	(160,978)

Total liability derivatives	$(5,625)	$(166,593)	$(172,218)

[1]	Represents purchased options, at value.

Transactions in derivative instruments for Multi-Asset Allocation Fund during the period ended December 31, 2014 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Futures contracts	Options written
Interest rate contracts	$—	$327,453	$110,045
Foreign exchange contracts	—	48,610	—
Equity contracts	(119,659)	(350,564)	—

Total	$(119,659)	$25,499	$110,045

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Futures contracts	Options written
Interest rate contracts	$(3,437)	$210,941	$939
Foreign exchange contracts	—	10,304	—
Equity contracts	(8,750)	742,062	—

Total	$(12,187)	$963,307	$939

[2]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

97  |

Notes to Financial Statements (continued)

December 31, 2014

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, for Diversified Income Fund, U.S. Equity Opportunities Fund and Multi-Asset Allocation Fund, based on gross month-end or daily (as applicable) notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2014:

Diversified Income Fund	Futures	Forwards
Average Notional Amount Outstanding	1.18%	0.77%
Highest Notional Amount Outstanding	1.42%	1.32%
Lowest Notional Amount Outstanding	0.21%	0.28%
Notional Amount Outstanding as of December 31, 2014	1.13%	0.40%

U.S. Equity Opportunities Fund	Futures
Average Notional Amount Outstanding	0.09%
Highest Notional Amount Outstanding	2.09%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2014	0.00%

Multi-Asset Allocation Fund	Futures
Average Notional Amount Outstanding	87.34%
Highest Notional Amount Outstanding	95.83%
Lowest Notional Amount Outstanding	80.61%
Notional Amount Outstanding as of December 31, 2014	88.64%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

The volume of interest rate swaption activity, as a percentage of net assets, for Diversified Income Fund, based on average premiums paid or received during the period, including long and short positions, at absolute value, was as follows for the year ended December 31, 2014:

Diversified Income Fund	Interest Rate Call Swaptions Purchased	Interest Rate Put Swaptions Purchased	Interest Rate Put Swaptions Written	Interest Rate Call Swaptions Written
Average Premium Paid/Received	0.37%	0.04%	0.00%*	0.23%
Highest Premium Paid/Received	0.67%	0.12%	0.02%	0.44%
Lowest Premium Paid/Received	0.00%	0.00%	0.00%	0.00%
Premium Paid/Received as of December 31, 2014	0.00%	0.00%	0.00%	0.00%

*	Amount rounds to less than 0.01%.

|  98

Notes to Financial Statements (continued)

December 31, 2014

The volume of option contract activity, as a percentage of net assets, for U.S. Equity Opportunities Fund, based on daily market values of equity securities underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2014:

U.S. Equity Opportunities Fund*	Put Options Purchased	Put Options Written
Average Market Value of Underlying Securities	0.39%	0.20%
Highest Market Value of Underlying Securities	4.41%	2.78%
Lowest Market Value of Underlying Securities	0.00%	0.00%
Market Value of Underlying Securities as of December 31, 2014	0.00%	0.00%

*	Market value of underlying securities is determined by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures.

The volume of option contract activity, as a percentage of net assets, for Multi-Asset Allocation Fund, based on month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the period ended December 31, 2014:

Multi-Asset Allocation Fund*	Call Options Purchased	Put Options Purchased	Call Options Written
Average Market Value of Underlying Instruments	3.02%	1.17%	1.17%
Highest Market Value of Underlying Instruments	14.90%	5.20%	5.20%
Lowest Market Value of Underlying Instruments	0.00%	0.00%	0.00%
Market Value of Underlying Instruments as of December 31, 2014	2.94%	5.20%	5.20%

*	Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security, for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate and for futures by multiplying the number of contracts by the contract multiplier by the price of the underlying futures contract.

Market value of underlying securities at the end of the prior period, if applicable, are included in the averages above.

The following is a summary of Diversified Income Fund’s written swaption activity:

	Notional Amount	Premiums
Outstanding at December 31, 2013	$34,950,000	$588,139
Swaptions written	9,000,000	212,040
Swaptions expired	(17,450,000)	(28,139)
Swaptions terminated in closing purchase transactions	(26,500,000)	(772,040)

Outstanding at December 31, 2014	$—	$—

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Notes to Financial Statements (continued)

December 31, 2014

The following is a summary of U.S. Equity Opportunities Fund’s written option activity:

	Contracts	Premiums
Outstanding at December 31, 2013	$—	$—
Options written	486	35,026
Options terminated in closing purchase transactions	(486)	(35,026)

Outstanding at December 31, 2014	$—	$—

The following is a summary of Multi-Asset Allocation Fund’s written option activity:

	Contracts	Premiums
Options written	$165	$179,484
Options terminated in closing purchase transactions	(145)	(172,920)

Outstanding at December 31, 2014	$20	$6,564

Diversified Income Fund enters into OTC derivatives, including forward foreign currency contracts and interest rate swaptions, pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of the Fund declines beyond a certain threshold. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of December 31, 2014, gross amounts of OTC derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements for Diversified Income Fund, by counterparty, are as follows:

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Credit Suisse International	$1,314	$—	$1,314	$—	$1,314
UBS AG	49,622	—	49,622	—	49,622

	$50,936	$—	$50,936	$—	$50,936

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Notes to Financial Statements (continued)

December 31, 2014

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreement are marked-to-market and when collateral moves. The ISDA agreements for Diversified Income Fund include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2014:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Diversified Income Fund	$85,935	$85,935
Multi-Asset Allocation Fund	2,005,652	2,005,652

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Notes to Financial Statements (continued)

December 31, 2014

5.   Purchases and Sales of Securities.   For the year ended December 31, 2014, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Intermediate Municipal Bond Fund	$12,676,262	$2,579,655
Diversified Income Fund	41,840,885	23,986,443
U.S. Equity Opportunities Fund	426,752,437	435,218,563
Multi-Asset Allocation Fund	17,221,840	3,857,000

For the year ended December 31, 2014, purchases and sales of U.S. Government/Agency securities by Diversified Income Fund were $45,841,412 and $31,877,194, respectively.

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) serves as investment adviser to each Fund except the Multi-Asset Allocation Fund. Natixis Asset Management U.S., LLC (“Natixis AM US”) is the investment adviser to the Multi-Asset Allocation Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 billion	Over $1 billion
Intermediate Municipal Bond Fund	0.40%	0.40%
Diversified Income Fund	0.55%	0.50%
U.S. Equity Opportunities Fund	0.80%	0.80%
Multi-Asset Allocation Fund	0.85%	0.85%

NGAM Advisors has entered into subadvisory agreements for each Fund as listed below.

Intermediate Municipal Bond Fund	McDonnell Investment Management, LLC (“McDonnell”)
Diversified Income Fund	AEW Capital Management, L.P. (“AEW”)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
U.S. Equity Opportunities Fund	Harris Associates L.P. (“Harris”)
Loomis Sayles

|  102

Notes to Financial Statements (continued)

December 31, 2014

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser(s) a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s/Segment’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $250 million	Over $250 million
Intermediate Municipal Bond Fund	McDonnell	0.20%	0.20%
Diversified Income Fund
Diversified REIT Discipline	AEW	0.45%	0.40%
Inflation Protected Securities Discipline	Loomis Sayles	0.25%	0.20%
Multi-Sector Bond Discipline	Loomis Sayles	0.35%	0.30%
U.S. Equity Opportunities Fund
Large Cap Growth Segment	Harris	0.52%	0.52%
All Cap Growth Segment	Loomis Sayles	0.35%	0.35%

Prior to February 28, 2014, U.S. Equity Opportunities Fund paid a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s/Segment’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $250 million	Over $250 million
U.S. Equity Opportunities Fund
Harris Associates Segment	Harris	0.45%	0.40%
Large Cap Growth Segment	Loomis Sayles	0.25%	0.25%
Mid Cap Growth Segment	Loomis Sayles	0.50%	0.45%
Small/Mid Core Segment	Loomis Sayles	0.50%	0.45%

Payments to NGAM Advisors are reduced by the amounts of payments to the subadvisers, as calculated based on the table above.

NGAM Advisors and Natixis AM US have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2015, except for Multi-Asset Allocation Fund, which is until April 30, 2016, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

103  |

Notes to Financial Statements (continued)

December 31, 2014

For the year ended December 31, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Intermediate Municipal Bond Fund	0.80%	—	1.55%	0.55%
Diversified Income Fund	1.25%	—	2.00%	1.00%
U.S. Equity Opportunities Fund	1.30%	2.05%	2.05%	1.05%
Multi-Asset Allocation Fund	1.30%	—	2.05%	1.05%

NGAM Advisors and Natixis AM US shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2014, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees [1]	Voluntary Waivers of Management Fees	Net Management Fees	Percentage of Average Daily Net Assets
					Gross	Net
Intermediate Municipal Bond Fund	$111,610	$111,610	$—	$—	0.40%	—
Diversified Income Fund	776,986	—	3,404	773,582	0.55%	0.55%
U.S. Equity Opportunities Fund	3,741,002	—	—	3,741,002	0.80%	0.80%
Multi-Asset Allocation Fund	183,705	64,701	—	119,004	0.85%	0.55%

[1]	Management fee waivers are subject to possible recovery until December 31, 2015.

For the year ended December 31, 2014, expenses have been reimbursed as follows:

Fund	Reimbursement[2]
Intermediate Municipal Bond Fund	$20,216

[2]	Expense reimbursements are subject to possible recovery until December 31, 2015.

|  104

Notes to Financial Statements (continued)

December 31, 2014

For the year ended December 31, 2014, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Class A	Class B	Class C	Class Y
U.S. Equity Opportunities Fund	$59,073	$1,031	$7,187	$3,938

Certain officers and directors of NGAM Advisors and Natixis AM US and its affiliates are also officers or Trustees of the Funds. NGAM Advisors, Natixis AM US, AEW, McDonnell, Loomis Sayles and Harris are subsidiaries of Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

105  |

Notes to Financial Statements (continued)

December 31, 2014

For the year ended December 31, 2014, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Intermediate Municipal Bond Fund	$4,171	$—	$1,713	$—	$5,141
Diversified Income Fund	217,684	—	125,670	—	377,011
U.S. Equity Opportunities Fund	958,774	12,612	121,115	37,838	363,346
Multi-Asset Allocation Fund	1	—	19	—	57

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2014, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Intermediate Municipal Bond Fund	$12,046
Diversified Income Fund	61,016
U.S. Equity Opportunities Fund	202,052
Multi-Asset Allocation Fund	9,270

Prior to July 1, 2014, each Fund paid NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds

|  106

Notes to Financial Statements (continued)

December 31, 2014

primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended December 31, 2014, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Intermediate Municipal Bond Fund	$2,739
Diversified Income Fund	77,201
U.S. Equity Opportunities Fund	160,769
Multi-Asset Allocation Fund	29

As of December 31, 2014, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Intermediate Municipal Bond Fund	$45
Diversified Income Fund	1,197
U.S. Equity Opportunities Fund	1,881

Sub-transfer agent fees attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2014 were as follows:

Fund	Commissions
Intermediate Municipal Bond Fund	$8,421
Diversified Income Fund	105,157
U.S. Equity Opportunities Fund	283,735

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors,

107  |

Notes to Financial Statements (continued)

December 31, 2014

NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson (except for the Chairperson of the Governance Committee) receives an additional retainer fee at the annual rate of $17,500. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2015, the chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of December 31, 2014, Natixis US and affiliates held shares of Intermediate Municipal Bond Fund and Multi-Asset Allocation Fund representing 56.37% and 99.32% of the Fund’s net assets, respectively. Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Payment by Affiliates.  For the period ended December 31, 2014, Natixis AM US reimbursed Multi-Asset Allocation Fund $403 for losses incurred in connection with a trading error. This amount is included in realized gains on futures contracts in the Statements of Operations.

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Notes to Financial Statements (continued)

December 31, 2014

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2014, none of the Funds had borrowings under this agreement.

8.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2014, amounts rebated under these agreements were as follows:

Fund	Rebates
Diversified Income Fund	$388
U.S. Equity Opportunities Fund	7,416

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Multi-Asset Allocation Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degrees of risk than would be present in a diversified portfolio.

10.  Interest Expense.  Multi-Asset Allocation Fund incurs interest expense on net cash and foreign currency debit balances, if any, for accounts held at brokers. Interest expense incurred for the year ended December 31, 2014 is reflected on the Statement of Operations.

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Notes to Financial Statements (continued)

December 31, 2014

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
Intermediate Municipal Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	440,562	$4,404,696	110,750	$1,054,332
Issued in connection with the reinvestment of distributions	1,807	17,881	394	3,760
Redeemed	(312,110)	(3,108,236)	(1,534)	(14,587)

Net change	130,259	$1,314,341	109,610	$1,043,505

Class C
Issued from the sale of shares	221,952	$2,199,823	5,672	$54,216
Issued in connection with the reinvestment of distributions	125	1,241	3	32
Redeemed	(5,445)	(53,806)	(3)	(30)

Net change	216,632	$2,147,258	5,672	$54,218

Class Y
Issued from the sale of shares	874,599	$8,630,106	764,014	$7,476,085
Issued in connection with the reinvestment of distributions	31,302	308,641	22,939	221,518
Redeemed	(349,221)	(3,485,532)	(12,359)	(117,054)

Net change	556,680	$5,453,215	774,594	$7,580,549

Increase (decrease) from capital share transactions	903,571	$8,914,814	889,876	$8,678,272

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Notes to Financial Statements (continued)

December 31, 2014

11.  Capital Shares (continued).

	Year Ended December 31, 2014		Year Ended December 31, 2013
Diversified Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,587,606	$46,772,806	2,296,819	$28,186,176
Issued in connection with the reinvestment of distributions	145,859	1,902,832	143,499	1,747,254
Redeemed	(1,966,178)	(25,485,685)	(2,574,911)	(31,275,395)

Net change	1,767,287	$23,189,953	(134,593)	$(1,341,965)

Class C
Issued from the sale of shares	641,777	$8,362,876	1,235,545	$15,057,397
Issued in connection with the reinvestment of distributions	41,434	539,625	44,750	543,265
Redeemed	(711,476)	(9,151,769)	(1,505,441)	(18,273,142)

Net change	(28,265)	$(249,268)	(225,146)	$(2,672,480)

Class Y
Issued from the sale of shares	1,164,871	$15,288,075	101,531	$1,240,996
Issued in connection with the reinvestment of distributions	10,893	143,867	1,769	21,605
Redeemed	(149,655)	(1,908,448)	(51,841)	(631,148)

Net change	1,026,109	$13,523,494	51,459	$631,453

Increase (decrease) from capital share transactions	2,765,131	$36,464,179	(308,280)	$(3,382,992)

111  |

Notes to Financial Statements (continued)

December 31, 2014

11.  Capital Shares (continued).

	Year Ended December 31, 2014		Year Ended December 31, 2013
U.S. Equity Opportunities Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,244,707	$40,683,381	758,252	$23,078,823
Issued in connection with the reinvestment of distributions	3,733,383	104,238,574	830,421	26,527,755
Redeemed	(1,579,897)	(53,911,455)	(1,366,195)	(41,781,217)

Net change	3,398,193	$91,010,500	222,478	$7,825,361

Class B
Issued from the sale of shares	4,557	$112,874	8,879	$231,157
Issued in connection with the reinvestment of distributions	54,550	1,140,434	28,040	726,359
Redeemed	(181,197)	(5,000,162)	(258,805)	(6,503,881)

Net change	(122,090)	$(3,746,854)	(221,886)	$(5,546,365)

Class C
Issued from the sale of shares	639,156	$16,511,165	328,959	$8,489,719
Issued in connection with the reinvestment of distributions	756,094	15,641,654	131,853	3,444,408
Redeemed	(371,115)	(9,752,500)	(209,109)	(5,252,836)

Net change	1,024,135	$22,400,319	251,703	$6,681,291

Class Y
Issued from the sale of shares	837,095	$31,611,584	696,498	$23,425,027
Issued in connection with the reinvestment of distributions	262,503	8,306,725	39,615	1,392,630
Redeemed	(571,477)	(21,233,215)	(441,890)	(15,082,762)

Net change	528,121	$18,685,094	294,223	$9,734,895

Increase (decrease) from capital share transactions	4,828,359	$128,349,059	546,518	$18,695,182

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Notes to Financial Statements (continued)

December 31, 2014

11.  Capital Shares (continued).

	Period Ended December 31, 2014(a)
Multi-Asset Allocation Fund	Shares	Amount
Class A
Issued from the sale of shares	101	$1,011
Redeemed	(1)	(10)

Net change	100	$1,001

Class C
Issued from the sale of shares	2,822	$27,973
Redeemed	(1)	(10)

Net change	2,821	$27,963

Class Y
Issued from the sale of shares	5,033,633	$50,330,682
Redeemed	(1)	(10)

Net change	5,033,632	$50,330,672

Increase (decrease) from capital share transactions	5,036,553	$50,359,636

(a)	From commencement of operations on July 23, 2014 through December 31, 2014.

113  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I, Natixis Funds Trust II and Shareholders of McDonnell Intermediate Municipal Bond Fund, Natixis Diversified Income Fund, Natixis U.S. Equity Opportunities Fund (formerly Natixis U.S. Multi-Cap Equity Fund), and SeeyondSM Multi-Asset Allocation Fund and:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Natixis Diversified Income Fund and Natixis U.S. Equity Opportunities Fund (formerly Natixis U.S. Multi-Cap Equity Fund), each a series of Natixis Funds Trust I; and the McDonnell Intermediate Municipal Bond Fund and SeeyondSM Multi-Asset Allocation Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”), at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

February 23, 2015

|  114

2014 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2014, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Diversified Income	39.86%
U.S. Equity Opportunities	17.78%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2014.

Fund	Amount
U.S. Equity Opportunities	$109,096,353

Qualified Dividend Income.  For the fiscal year ended December 31, 2014, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2014, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Diversified Income	40.12%
U.S. Equity Opportunities	21.39%

Exempt Interest Dividends.  During the year ended December 31, 2014, Intermediate Municipal Bond paid dividends to shareholders from net investment income, of which 100.0% are designated as exempt interest dividends for federal tax purposes. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested that you consult your own tax adviser.

115  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”) Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 for Natixis Funds Trust I and Natixis Funds Trust II Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 for Natixis Funds Trust I and Natixis Funds Trust II Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

|  116

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 for Natixis Funds Trust I and Natixis Funds Trust II Audit Committee Member	Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 for Natixis Funds Trust I and Natixis Funds Trust II Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

117  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 for Natixis Funds Trust I and Natixis Funds Trust II Contract Review Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the boards of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors) and since 1993 for Natixis Funds Trust II

Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

|  118

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 for Natixis Funds Trust I and Natixis Funds Trust II Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 for Natixis Funds Trust I and Natixis Funds Trust II Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust I and Natixis Funds Trust II Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

119  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2003 for Natixis Funds Trust I and Natixis Funds Trust II	Chairman and Chief Executive Officer (formerly, President), Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 for Natixis Funds Trust I and Natixis Funds Trust II President and Chief Executive Officer of Natixis Funds Trust I and Natixis Funds Trust II since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000 for Natixis Funds Trust I and Natixis Funds Trust II	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”).

[3]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

121  |

ANNUAL REPORT

December 31, 2014

ASG Global Alternatives Fund

ASG Global Macro Fund

ASG Managed Futures Strategy Fund

ASG Tactical U.S. Market Fund

Portfolio Review page 1

Portfolio of Investments page 22

Financial Statements page  44

Notes to Financial Statements page 62

ASG GLOBAL ALTERNATIVES FUND

Managers	Symbols
Andrew W. Lo, PhD	Class A GAFAX
Alexander D. Healy, PhD	Class C GAFCX
Peter A. Lee	Class N GAFNX
Philippe P. Lüdi, CFA®, PhD	Class Y GAFYX
Robert W. Sinnott
AlphaSimplex Group, LLC (Adviser)
Robert S. Rickard
Reich & Tang Asset Management, LLC (Subadviser)

Objective

The Fund pursues an absolute return strategy that seeks to provide capital appreciation consistent with the risk-return characteristics of a diversified portfolio of hedge funds. The secondary goal of the Fund is to achieve these returns with less volatility than major equity indices.

Market Conditions

Divergence among countries’ growth outlooks and consequent monetary policies heightened during 2014, with ramifications for most financial markets. Most notably, economic growth in the United States strengthened, while economic growth in Europe and Japan remained slow. Meanwhile, plunging oil prices benefited oil consumers while adversely affecting oil producers. In emerging markets, investors cheered the election of a new Indian prime minister, decelerating Chinese growth dampened global demand for a range of commodities and Russia struggled under economic sanctions resulting from its actions in Ukraine.

Currency and bond markets reflected the differing expectations for the United States, European and Japanese monetary policies. The U.S. Federal Reserve Board (the Fed) ended quantitative easing and is widely expected to begin raising short-term interest rates in 2015. In contrast, both the European Central Bank and Bank of Japan eased monetary conditions during 2014, and there is potential for additional easing. While long-term bond yields generally declined in 2014, this was especially the case in Europe and Japan, where an increasing number of government bonds are priced to yield a negative return. Japanese equities were driven higher by these lowered bond yields as well as by pension reform. The prospect of higher yields in the United States encouraged investors to buy the U.S. dollar, leading to its strong appreciation against most currencies.

Performance Results

For the 12 months ended December 31, 2014, Class A shares of the ASG Global Alternatives Fund returned 3.53% at net asset value. Although the Fund does not seek to track any particular index, the Barclay Fund of Funds Index may be used as a benchmark for performance analysis. The benchmark returned 3.16% for the same period. It is important to note that there are material differences between the Fund and this benchmark.

1  |

Explanation of Fund Performance

The Fund seeks to take on exposures that reflect the liquid, broad market exposures of the hedge fund industry as estimated by a proprietary, statistical process. When the Fund takes on a “long” exposure to a market, the long exposure generally profits as the price of the underlying security rises but suffers losses when the price falls. When the Fund takes on a “short” exposure, the short exposure generally suffers losses as the price of the underlying security rises but profits as the price falls. The Fund makes extensive use of futures and forward contracts on global stock indices, fixed-income securities, currencies and commodities. As market events unfold, these exposures result in a profit or loss for the Fund.

In 2014, the Fund’s largest gains came from exposure to bonds and foreign currencies as yields dropped while the U.S. dollar rallied. These gains were partially offset by losses resulting from declining commodity prices. Equity exposures contributed positively but were a mixed bag, as most of the gains generated by rising U.S. equity prices were offset by losses resulting from declining international equity prices. At a finer level of detail, the strongest contributors to performance were exposures to U.S. stocks, German bonds, the euro, U.S. bonds and U.K. bonds. The largest single-asset detractors from performance were exposures to German stocks, U.K. stocks, Brent crude oil, natural gas and copper. At times during this period the Fund had short exposure to various bonds, interest rates, currencies and commodities; overall, these short positions contributed positively to the Fund’s returns. Short-term interest rates remained low, so the contribution from the Fund’s money market allocation was small.

This was a year in which hedge funds that followed trends generally outperformed hedge funds that pursued other strategies. Consistent with this outperformance, the portion of the portfolio designed to replicate trend-following hedge funds contributed more than half of the Fund’s overall performance. As the year progressed, the Fund increased its exposure to fixed-income and the U.S. dollar, helping it profit from declining yields on developed countries’ sovereign debt and from the appreciation of the U.S. dollar. Less helpfully, it also increased somewhat its exposure to stocks and commodities, two asset classes that generally underperformed.

The Fund’s portfolio is adjusted on a daily and monthly basis to incorporate new information about the exposures of hedge funds, and on a daily basis to control risk. The risk control mechanism is designed to target an annualized portfolio volatility of 9% or less — greater than the typical volatility of bonds, but less than the typical volatility of stocks. The Fund’s realized volatility in 2014 was 7.5%, which is consistent with our risk management objectives. We continued to scale the size of the Fund’s positions to keep total portfolio risk at or below its target.

Outlook

Investors will look toward several major stories in 2015. The first will be the results of the quantitative easing recently announced by the European Central Bank. In response, European bond yields may fall further, while the euro may continue to depreciate.

|  2

ASG GLOBAL ALTERNATIVES FUND

Investors will also evaluate whether the growth momentum in the United States can be maintained. Should the growth continue, investors may expect a mid-year rate hike from the Fed. In this scenario, the U.S. dollar could well continue to appreciate and commodity prices continue to fall. Should the Fed take a more restrained position, however, recent trends such as the strong dollar and weaker commodities are more likely to subside or reverse. Uncertainty around the timing of any tightening in U.S. monetary policy may reduce investors’ risk appetite.

If growth disappoints policymakers in China or in Japan, more monetary and/or fiscal stimulus may be employed. Leaders of both countries are also attempting structural economic reforms; signs of success or failure in this area may encourage or discourage investors as they consider the countries’ long-term potential for growth.

Growth of $10,000 Investment in Class A Shares3

September 30, 2008 (inception) through December 31, 2014

3  |

Average Annual Total Returns — December 31, 20143

	1 Year	5 Year	Life of Class

Class A (Inception 9/30/08)			Class A/C/Y	Class N
NAV	3.53%	5.10%	5.03%	—
With 5.75% Maximum Sales Charge	-2.41	3.87	4.04	—

Class C (Inception 9/30/08)
NAV	2.73	4.32	4.25	—
With CDSC[1]	1.76	4.32	4.25	—

Class N (Inception 5/1/13)
NAV	3.77	—	—	7.10%

Class Y (Inception 9/30/08)
NAV	3.77	5.36	5.28	—

Comparative Performance
Barclay Fund of Funds Index[2]	3.16	2.95	2.12	4.62

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	Barclay Fund of Funds Index is a measure of the average return of all Fund of Funds (“FoFs”) in the Barclay database. The index is simply the arithmetic average of the net returns of all the FoFs that have reported that month. Index returns are recalculated by Barclay Hedge, Ltd. throughout each month. The fund does not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the Barclay Fund of Funds Index returns reported by the fund may differ from the index returns for the same period published by others.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  4

ASG GLOBAL MACRO FUND

Managers	Symbols
Andrew W. Lo, PhD	Class A GMFAX
Alexander D. Healy, PhD	Class C GMFCX
Peter A. Lee	Class Y GMFYX
Philippe P. Lüdi, CFA®, PhD
Robert W. Sinnott
AlphaSimplex Group, LLC (Adviser)
Robert S. Rickard
Reich & Tang Asset Management, LLC (Subadviser)

Objective

The Fund seeks capital appreciation by pursuing long-term positive returns independent of market cycles.

Market Conditions

Divergence among countries’ growth outlooks and consequent monetary policies heightened during 2014, with ramifications for most financial markets. Most notably, economic growth in the United States strengthened, while economic growth in Europe and Japan remained slow. Meanwhile, plunging oil prices benefited oil consumers while adversely affecting oil producers. In emerging markets, investors cheered the election of a new Indian prime minister, decelerating Chinese growth dampened global demand for a range of commodities and Russia struggled under economic sanctions resulting from its actions in Ukraine.

Currency and bond markets reflected the differing expectations for the United States, European and Japanese monetary policies. The U.S. Federal Reserve Board (the Fed) ended quantitative easing and is widely expected to begin raising short-term interest rates in 2015. In contrast, both the European Central Bank and Bank of Japan eased monetary conditions during 2014, and there is potential for additional easing. While long-term bond yields generally declined in 2014, this was especially the case in Europe and Japan, where an increasing number of government bonds are priced to yield a negative return. Japanese equities were driven higher by these lowered bond yields as well as by pension reform. The prospect of higher yields in the United States encouraged investors to buy the U.S. dollar, leading to its strong appreciation against most currencies.

Performance Results

For the period from the Fund’s inception on December 1, 2014 through December 31, 2014, Class A shares of the ASG Global Macro Fund returned 1.01% at net asset value. Although the Fund does not seek to track any particular index, the Barclay Global Macro Index may be used as a benchmark for performance analysis. This benchmark returned 0.15% for the period November 30, 2014 through December 31, 2014. It is important to note that there are material differences between the Fund and this Benchmark.

5  |

Explanation of Fund Performance

The Fund uses a set of proprietary quantitative models to invest globally based on macroeconomic principles. When the Fund takes on a “long” exposure to a market, the long exposure generally profits as the price of the underlying security rises but suffers losses when its price falls; when it takes on a “short” exposure, the short exposure generally suffers losses as the price of the underlying security rises but profits as its price falls. The Fund uses derivative instruments, such as futures and forward contracts, to capture these exposures.

During the period from December 1, 2014 through December 31, 2014, gains came primarily from short exposures to foreign currencies as the U.S. dollar appreciated and from short exposure to energy markets as commodity prices fell. Losses in stocks, bonds and non-energy commodities exposures offset some of these gains for the month. The short foreign currency positions were driven primarily by relative value trades reflecting a stronger outlook for the U.S. dollar as compared to a selection of foreign currencies. The short energy positions were driven primarily by carry trades reflecting the view that energy exposure was costly to hold relative to other commodities. Short-term interest rates remained low, so the contribution from the Fund’s money market allocation was small.

The portfolio is managed to an annualized volatility target of 7.5% or less. We scale portfolio positions as often as daily in an effort to keep total portfolio risk at or below this target. As market sizes are reduced, and as market volatility decreases, position sizes are increased. The Fund’s realized annualized volatility during the month was 6%, which is consistent with our risk management objectives.

Outlook

Investors will look toward several major stories in 2015. The first will be the results of the quantitative easing recently announced by the European Central Bank. In response, European bond yields may fall further, while the euro may continue to depreciate.

Investors will also evaluate whether the growth momentum in the United States can be maintained. Should the growth continue, investors may expect a mid-year rate hike from the Fed. In this scenario, the U.S. dollar could well continue to appreciate and commodity prices could continue to fall. Should the Fed take a more restrained posture, however, recent trends such as the strong dollar and weaker commodities are more likely to subside or reverse. Uncertainty around the timing of any tightening in U.S. monetary policy may dampen investors’ risk appetite.

If growth disappoints policymakers in China or in Japan, more monetary and/or fiscal stimulus may be employed. Leaders of both countries are also attempting structural economic reforms; signs of success or failure in this area may encourage or discourage investors as they consider the countries’ long-term potential for growth.

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ASG GLOBAL MACRO FUND

Total Returns — December 31, 20143

Life of Fund

Class A (Inception 12/1/14)
NAV	1.01%
With 5.75% Maximum Sales Charge	-4.80

Class C (Inception 12/1/14)
NAV	0.90
With CDSC[1]	-0.10

Class Y (Inception 12/1/14)
NAV	1.02

Comparative Performance
Barclay Global Macro Index[2]	0.15

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	Barclay Global Macro Index tracks the net-of-fees performance of approximately 150 global macro funds as reported to BarclayHedge, Ltd. The number of funds included may change over time. These funds may hold long and short positions in global markets, including stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most Global Macro funds invest globally in both developed and emerging markets. Index returns are recalculated by Barclay Hedge, Ltd. throughout each month. The Fund does not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the Barclay Global Macro Index returns reported by the Fund may differ from the index returns for the same period published by others. Life of Fund Performance is calculated from November 30, 2014.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ASG MANAGED FUTURES STRATEGY FUND

Managers	Symbols
Andrew W. Lo, PhD	Class A AMFAX
Alexander D. Healy, PhD	Class C ASFCX
Peter A. Lee	Class Y ASFYX
Philippe P. Lüdi, CFA®, PhD
Robert W. Sinnott
AlphaSimplex Group, LLC (Adviser)
Robert S. Rickard
Reich & Tang Asset Management, LLC (Subadviser)

Objective

The Fund pursues an absolute return strategy that seeks to provide capital appreciation.

Market Conditions

Divergence among countries’ growth outlooks and consequent monetary policies heightened during 2014, with ramifications for most financial markets. Most notably, economic growth in the United States strengthened, while economic growth in Europe and Japan remained slow. Meanwhile, plunging oil prices benefited oil consumers while adversely affecting oil producers. In emerging markets, investors cheered the election of a new Indian prime minister, decelerating Chinese growth dampened global demand for a range of commodities and Russia struggled under economic sanctions resulting from its actions in Ukraine.

Currency and bond markets reflected the differing expectations for the United States, European, and Japanese monetary policies. The U.S. Federal Reserve Board (the Fed) ended quantitative easing and is widely expected to begin raising short-term interest rates in 2015. In contrast, both the European Central Bank and Bank of Japan eased monetary conditions during 2014, and there is potential for additional easing. While long-term bond yields generally declined in 2014, this was especially the case in Europe and Japan, where an increasing number of government bonds are priced to yield a negative return. Japanese equities were driven higher by these lowered bond yields as well as by pension reform. The prospect of higher yields in the United States encouraged investors to buy the U.S. dollar, leading to its strong appreciation against most currencies.

Performance Results

For the 12 months ended December 31, 2014, Class A shares of the ASG Managed Futures Strategy Fund returned 21.76% at net asset value. Although the Fund does not seek to track any particular index, the Newedge Trend Index may be used as a benchmark for performance analysis. This benchmark returned 19.70% for the same period. It is important to note that there are material differences between the Fund and this benchmark.

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ASG MANAGED FUTURES STRATEGY FUND

Explanation of Fund Performance

The Fund uses a set of proprietary quantitative models to identify trends in global stock, fixed-income, currency and commodity markets. When the Fund takes on a “long” exposure to a market, the long exposure generally profits as the price of the underlying security rises but suffers losses when its price falls; when it takes on a “short” exposure, the short exposure generally suffers losses as the price of the underlying security rises but profits as its price falls. The Fund uses derivative instruments, such as futures and forward contracts, to capture these exposures.

For the 12-month period, the Fund’s performance was dominated by gains from long positions in global fixed-income markets. Additional gains came from short positions in global currencies, short positions in energy commodities and short positions in agricultural commodities. Trends in equities and base metals provided negative or mixed results. The biggest positive contributors during 2014 were all long positions in European sovereign fixed-income exposures: the German Bund, Italian BTP and French OAT contracts. Conversely, the biggest detractors from performance were all in equity exposures: the FTSE 100, German DAX and Japanese TOPIX contracts. Short-term interest rates remained low, so the contribution from the Fund’s money market allocation was small.

Buoyant fixed-income markets, particularly in Europe, combined with strong negative trends in currency exchange rates relative to the U.S. dollar and energy commodities proved to be both consistent and profitable signals for trend following. However, repeated sharp reversals in equity markets, especially in October, and range-bound base metal commodity price movements somewhat dampened the overall performance. Across trend models, both long and short horizon trends contributed positively overall.

The Fund’s portfolio is adjusted on a daily basis to reflect market trends as well as to control risk. The risk control mechanism is designed to target an annualized portfolio volatility of 17% or less. The Fund’s realized annualized volatility in 2014 was 9.56%, which is consistent with our risk management objectives but on the lower end of its expected range. We continued to scale the size of the Fund’s positions to keep total portfolio risk at or below its target.

Outlook

Investors will look toward several major stories in 2015. The first will be the results of the quantitative easing recently announced by the European Central Bank. In response, European bond yields may fall further, while the euro may continue to depreciate.

Investors will also evaluate whether the growth momentum in the United States can be maintained. Should the growth continue, investors may expect a mid-year rate hike from the Fed. If the Fed does raise rates, it would likely be due to concerns regarding global growth. In this scenario, the U.S. dollar could well continue to appreciate and commodity prices continue to fall. Should the Fed take a more restrained posture, however, recent trends such as the strong dollar and weaker commodities are more likely to subside or reverse. Uncertainty around the timing of any tightening in U.S. monetary policy may reduce investors’ risk appetite.

If growth disappoints policymakers in China or in Japan, more monetary and/or fiscal stimulus may be employed. Leaders of both countries are also attempting structural economic reforms; signs of success or failure in this area may encourage or discourage investors as they consider the countries’ long-term potential for growth.

9  |

Growth of $10,000 Investment in Class A Shares4

July 30, 2010 (inception) through December 31, 2014

Average Annual Total Returns — December 31, 20144

	1 Year	Life of Fund

Class A (Inception 7/30/10)
NAV	21.76%	7.65%
With 5.75% Maximum Sales Charge	14.71	6.22

Class C (Inception 7/30/10)
NAV	21.01	6.84
With CDSC[1]	20.01	6.84

Class Y (Inception 7/30/10)
NAV	22.21	7.91

Comparative Performance
Newedge Trend Index[2,3]	19.70	5.36

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	Effective March 1, 2014, the Newedge Trend Index replaced the FTSE StableRisk Trend Composite Index as the Fund’s primary benchmark because the FTSE StableRisk Trend Composite Index was discontinued effective March 31, 2014.

3	Newedge Trend Index is equal-weighted and reconstituted annually. The index calculates the net daily rate of return for a pool of trend following based hedge fund managers. You may not invest directly in an index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ASG TACTICAL U.S. MARKET FUND

Managers	Symbols
Andrew W. Lo, PhD	Class A USMAX
Alexander D. Healy, PhD	Class C USMCX
Peter A. Lee	Class Y USMYX
Philippe P. Lüdi, CFA®, PhD
Robert W. Sinnott
AlphaSimplex Group, LLC (Adviser)
Kevin H. Maeda
Serena V. Stone, CFA®
Active Investment Advisors, a division of NGAM Advisors, L.P. (Subadviser)
Robert S. Rickard
Reich & Tang Asset Management, LLC (Subadviser)

Objective

The Fund seeks long-term capital appreciation, with emphasis on the protection of capital during unfavorable market conditions.

Market Conditions

Divergence among countries’ growth outlooks and consequent monetary policies heightened during 2014, with ramifications for most financial markets. Most notably, economic growth in the United States strengthened, while economic growth in Europe and Japan remained slow. Meanwhile, plunging oil prices benefited oil consumers while adversely affecting oil producers. In emerging markets, investors cheered the election of a new Indian prime minister, decelerating Chinese growth dampened global demand for a range of commodities and Russia struggled under economic sanctions resulting from its actions in Ukraine.

Currency and bond markets reflected the differing expectations for the United States, European and Japanese monetary policies. The U.S. Federal Reserve Board (the Fed) ended quantitative easing and is widely expected to begin raising short-term interest rates in 2015. In contrast, both the European Central Bank and Bank of Japan eased monetary conditions during 2014, and there is potential for additional easing. While long-term bond yields generally declined in 2014, this was especially the case in Europe and Japan, where an increasing number of government bonds are priced to yield a negative return. Japanese equities were driven higher by these lowered bond yields as well as by pension reform. The prospect of higher yields in the United States encouraged investors to buy the U.S. dollar, leading to its strong appreciation against most currencies.

Performance Results

For the 12 months ended December 31, 2014, Class A shares of the ASG Tactical U.S. Market Fund returned 14.69% at net asset value. The Fund outperformed its benchmark, the S&P 500® Index, which returned 13.69% over the same period.

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Explanation of Fund Performance

The Fund’s strategy is to manage a core portfolio of large-capitalization U.S. equities and exchange-traded funds (ETFs), together with an overlay of futures contracts that is designed to increase or decrease the portfolio’s overall equity market exposure based on a proprietary model of risk-of-loss. During periods when the risk-of-loss in the U.S. equity market appears high, the futures overlay is employed to reduce the portfolio’s sensitivity to the market, and during more favorable periods the overlay is employed to increase the portfolio’s market participation.

During the 12-month period ended December 31, 2014, the core equity portfolio offered performance broadly consistent with the performance of U.S. equity markets. In addition to the core equity portfolio, the Fund also held long positions in futures contracts on the S&P 500® index. These long futures positions were held in order to achieve an overall market exposure 30% greater than that of the benchmark and added to performance for the year, which was partially offset by the impact of modest tracking error as well as fees relative to the benchmark. This increased market exposure was initiated by a systematic, quantitative assessment of recent risk and return in U.S. equity markets that suggested that overall equity risk was low compared to historical norms and that investments in large-cap U.S. equities were continuing to earn favorable returns. Short-term interest rates remained low, so the contribution from the Fund’s money market securities allocation was small.

Outlook

Investors will look toward several major stories in 2015. The first will be the results of the quantitative easing recently announced by the European Central Bank. In response, European bond yields may fall further, while the euro may continue to depreciate.

Investors will also evaluate whether the growth momentum in the United States can be maintained. Should growth continue, investors may expect a mid-year rate hike from the Fed. In this scenario, the U.S. dollar could well continue to appreciate and commodity prices continue to fall. Should the Fed take a more restrained approach, however, recent trends such as the strong dollar and weaker commodities are more likely to subside or reverse. Uncertainty around the timing of any tightening in U.S. monetary policy may reduce investors’ appetite for risk.

If growth disappoints policymakers in China or in Japan, more monetary and/or fiscal stimulus may be employed. Leaders of both countries are also attempting structural economic reforms; signs of success or failure in this area may encourage or discourage investors as they consider the countries’ long-term potential for growth.

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ASG TACTICAL U.S. MARKET FUND

Growth of $10,000 Investment in Class A Shares4

September 30, 2013 (inception) through December 31, 2014

13  |

Average Annual Total Returns — December 31, 20144

	1 Year	Life of Fund

Class A (Inception 9/30/13)
NAV	14.69%	22.98%
With 5.75% Maximum Sales Charge	8.12	17.29

Class C (Inception 9/30/13)
NAV	13.88	22.11
With CDSC[1]	12.88	22.11

Class Y (Inception 9/30/13)
NAV	14.92	23.26

Comparative Performance
S&P 500® Index[2]	13.69	20.01
Barclay Equity Long/Short Index[3]	3.60	6.70

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	Barclay Equity Long/Short Index is comprised of roughly 400 equity-oriented hedge funds which hold both long and short stock positions and tend to tactically vary their net market exposure, i.e., market beta, based on their assessment of market risk and expected return. Index returns are recalculated by Barclay Hedge Ltd. Throughout each month. The fund does not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the Barclay Equity Long/Short Index returns reported by the fund may differ from the index returns for the same period published by others.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2014 is available on the Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2014 through December 31, 2014. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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ASG GLOBAL ALTERNATIVES FUND	BEGINNING ACCOUNT VALUE 7/1/2014	ENDING ACCOUNT VALUE 12/31/2014	EXPENSES PAID DURING PERIOD* 7/1/2014 – 12/31/2014
Class A
Actual	$1,000.00	$1,016.80	$7.93
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.93
Class C
Actual	$1,000.00	$1,012.90	$11.72
Hypothetical (5% return before expenses)	$1,000.00	$1,013.56	$11.72
Class N
Actual	$1,000.00	$1,018.40	$6.31
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31
Class Y
Actual	$1,000.00	$1,018.40	$6.72
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.56%, 2.31%, 1.24% and 1.32% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

ASG GLOBAL MACRO FUND	BEGINNING ACCOUNT VALUE 7/1/2014[1]	ENDING ACCOUNT VALUE 12/31/2014	EXPENSES PAID DURING PERIOD 7/1/2014[1] – 12/31/2014
Class A
Actual	$1,000.00	$1,010.10	$1.40	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64	*
Class C
Actual	$1,000.00	$1,009.00	$2.02	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,012.85	$12.43	*
Class Y
Actual	$1,000.00	$1,010.20	$1.20	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements): 1.70%, 2.45% and 1.45% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

1	Fund commenced operations on December 1, 2014. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements): 1.70%, 2.45% and 1.45% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (30), divided by 365 (to reflect the partial period).

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ASG MANAGED FUTURES STRATEGY FUND	BEGINNING ACCOUNT VALUE 7/1/2014	ENDING ACCOUNT VALUE 12/31/2014	EXPENSES PAID DURING PERIOD* 7/1/2014 – 12/31/2014
Class A
Actual	$1,000.00	$1,162.90	$9.38
Hypothetical (5% return before expenses)	$1,000.00	$1,016.53	$8.74
Class C
Actual	$1,000.00	$1,159.00	$13.44
Hypothetical (5% return before expenses)	$1,000.00	$1,012.75	$12.53
Class Y
Actual	$1,000.00	$1,165.10	$8.02
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.72%, 2.47% and 1.47% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

ASG TACTICAL U.S. MARKET FUND	BEGINNING ACCOUNT VALUE 7/1/2014	ENDING ACCOUNT VALUE 12/31/2014	EXPENSES PAID DURING PERIOD* 7/1/2014 – 12/31/2014
Class A
Actual	$1,000.00	$1,064.50	$7.29
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12
Class C
Actual	$1,000.00	$1,060.40	$11.17
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92
Class Y
Actual	$1,000.00	$1,065.80	$5.99
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.40%, 2.15% and 1.15% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE INITIAL ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve for a two-year term any new investment advisory and sub-advisory agreements for a registered investment company, including newly formed funds such as the ASG Global Macro Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved the proposed investment advisory and sub-advisory agreements (together, the “Agreements”) for the Fund at an in-person meeting held on November 13, 2014.

In connection with this review, Fund management and other representatives of the Fund’s adviser, AlphaSimplex Group, LLC, and the Fund’s sub-adviser, Reich & Tang Asset Management, LLC (collectively, the “Advisers”), distributed to the Trustees materials including, among other items, (i) information on the proposed advisory fees and other expenses to be charged to the Fund, including information comparing the Fund’s expenses to those of peer groups of funds and information on fees charged to other accounts advised or sub-advised by the Advisers and the proposed expense cap, (ii) the Fund’s investment objective and strategies, (iii) the size, education and experience of the Advisers’ investment staff and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Fund’s shares, (v) the procedures proposed to be employed to determine the value of the Fund’s assets, (vi) the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about the Advisers’ performance, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. The Trustees also considered the fact that they oversee other funds advised or sub-advised by the Advisers as well as information about the Advisers they had received in connection with their oversight of those other funds. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Advisers.

In considering whether to initially approve the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving weight to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below:

The nature, extent and quality of the services to be provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by the Advisers and their affiliates to the Fund, and the resources to be dedicated to the Fund by the Advisers and their affiliates. The Trustees considered their experience with other funds advised or sub-advised by the Advisers, as well as the affiliation between the Advisers and Natixis Global Asset Management, L.P. (“Natixis US”), whose affiliates provide investment

19  |

advisory services to other funds in the same family of mutual funds. In this regard, the Trustees considered not only the advisory and sub-advisory services proposed to be provided by the Advisers to the Fund, but also the monitoring and administrative services proposed to be provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the scope of the services to be provided to the Fund under the Agreements seemed consistent with the Fund’s operational requirements, and that the Advisers had the capabilities, resources and personnel necessary to provide the advisory and sub-advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreements supported approval of the Agreements.

Investment performance of the Fund and the Advisers. Because the Fund had not yet commenced operations, performance information for the Fund was not considered; however, the Board considered the performance of other funds and accounts managed by the Advisers, including accounts managed in accordance with the Fund’s proposed strategies.

The Trustees also considered the Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that these relevant factors supported approval of the Agreements.

The costs of the services to be provided by the Advisers and their affiliates and the profits to be realized by the Advisers and their affiliates from their relationships with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreements, the Trustees reviewed information comparing the proposed advisory and sub-advisory fees and estimated total expenses of the Fund’s share classes with the fees and expenses of comparable share classes of comparable funds identified by the Advisers, as well as information about differences in such fees. In evaluating the fees charged to such comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage, and the greater regulatory costs associated with the management of, mutual fund assets. In evaluating the Fund’s proposed advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund and the need for the Advisers to offer competitive compensation. The Trustees also noted that the Fund would have an expense cap in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Advisers’ affiliates.

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Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information provided in court cases in which adviser profitability was an issue, the estimated expense level of the Fund, and that the Fund would be subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fees and expenses proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreements.

Economies of scale. The Trustees considered the extent to which the Advisers may realize economies of scale or other efficiencies in managing the Fund, and whether those economies could be shared with the Fund through breakpoints in the advisory and sub-advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Fund will be subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The compliance-related resources the Advisers and their affiliates would provide to the Fund.

•

So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution and administrative services to the Fund, the benefits to Natixis US, NGAM Advisors and the Advisers of being able to offer “alternative” products in the Natixis family of funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the Natixis organization from the retention of the Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreements should be approved.

21  |

Consolidated Portfolio of Investments – as of December 31, 2014

ASG Global Alternatives Fund

Principal Amount	Description	Value (†)
Short-Term Investments — 93.3% of Net Assets
	Certificates of Deposit — 80.4%
$120,350,000	Canadian Imperial Bank of Commerce, 0.040%, 1/02/2015	$120,350,000
20,000,000	Agricultural Bank of China, 0.200%, 1/02/2015	19,999,788
130,000,000	Bank of Tokyo-Mitsubishi UFJ (NY), 0.120%, 1/05/2015	129,998,960
30,100,000	Landesbank Hessen Thueringen Girozentrale, 0.140%, 1/05/2015	30,099,910
50,000,000	DNB Bank ASA, 0.180%, 1/05/2015	50,000,300
25,000,000	Sumitomo Mitsui Bank (NY), 0.230%, 1/05/2015	25,000,150
2,200,000	Industrial & Commercial Bank of China, 0.390%, 1/05/2015	2,200,057
135,000,000	Credit Agricole, 0.040%, 1/06/2015	134,999,055
50,000,000	Standard Chartered Bank (NY), 0.080%, 1/06/2015	49,999,400
70,000,000	Norinchukin Bank, 0.260%, 1/08/2015(b)	70,001,120
70,000,000	Sumitomo Mitsui Trust (NY), 0.160%, 1/09/2015	69,999,510
25,000,000	Toronto Dominion Bank, 0.210%, 1/16/2015	25,001,000
40,000,000	Mizuho Corporate Bank, 0.230%, 1/16/2015	40,000,888
5,100,000	Banco Del Estado de Chile, 0.240%, 1/23/2015	5,100,194
50,000,000	Societe Generale S.A., 0.299%, 2/02/2015(c)(d)	49,998,950
125,000,000	Svenska Handelsbanken (NY), 0.185%, 2/06/2015	124,999,375
10,000,000	Norinchukin Bank, 0.200%, 2/13/2015	9,999,880
40,000,000	Mizuho Corporate Bank, 0.200%, 2/17/2015	39,998,920
20,000,000	Bank of Nova Scotia (TX), 0.250%, 2/17/2015	20,003,460
50,000,000	Banco Del Estado de Chile, 0.200%, 2/18/2015	50,000,000
130,000,000	Credit Industriel et Commercial, 0.200%, 2/19/2015	129,998,180
75,200,000	Deutsche Zentral-Genossenschaftsbank, 0.310%, 2/25/2015	75,211,656
130,000,000	National Bank of Kuwait, 0.265%, 3/04/2015	130,003,380
50,000,000	Rabobank Nederland, 0.220%, 4/01/2015	49,998,700
50,000,000	Mizuho Corporate Bank, 0.230%, 4/02/2015(b)	49,994,900
125,000,000	Skandinaviska Enskilda Banken AB, 0.260%, 5/04/2015	125,017,125
50,000,000	Standard Chartered Bank (NY), 0.280%, 5/06/2015(c)	49,996,000
49,900,000	Banco Del Estado de Chile, 0.239%, 5/11/2015(c)	49,896,357
75,000,000	Bank of Nova Scotia (TX), 0.200%, 5/12/2015	74,994,525
4,750,000	DZ Bank AG, 0.400%, 5/19/2015	4,751,458
39,100,000	State Street Bank and Trust Company, 0.225%, 5/21/2015(c)	39,096,716
50,000,000	State Street Bank and Trust Company, 0.244%, 6/15/2015(c)	49,997,600
50,000,000	Rabobank Nederland, 0.291%, 6/15/2015(c)	49,994,150
25,000,000	Bank of Montreal (IL), 0.241%, 6/16/2015(c)	24,998,825
120,000,000	Dexia Credit Local, 0.285%, 7/01/2015(c)(e)	119,988,240
30,000,000	Bank of Montreal (IL), 0.241%, 7/16/2015(c)	29,996,730
40,000,000	Westpac Banking Corp. (NY), 0.232%, 7/17/2015(b)(c)	39,995,600
25,000,000	China Construction Bank Corp. (NY), 0.412%, 7/20/2015(c)(d)	25,000,000
70,000,000	Bank of Montreal (IL), 0.227%, 8/07/2015(c)(e)	69,991,670
100,000,000	Toronto Dominion Bank, 0.310%, 8/10/2015	100,030,700
75,000,000	Wells Fargo, 0.257%, 11/06/2015(c)(e)	74,987,400

		2,431,690,829

	Financial Company Commercial Paper — 7.2%
40,000,000	Swedbank, 0.160%, 2/17/2015(f)	39,991,680
30,700,000	Swedbank, 0.160%, 2/23/2015(f)	30,692,264
74,150,000	Oversea-Chinese Banking Corp. Ltd., 0.220%, 4/28/2015(f)	74,089,790

See accompanying notes to financial statements.

|  22

Consolidated Portfolio of Investments – as of December 31, 2014

ASG Global Alternatives Fund – (continued)

Principal Amount	Description	Value (†)
	Financial Company Commercial Paper — continued
$25,000,000	JPMorgan Securities LLC, 0.250%, 4/29/2015(f)	$24,982,650
20,000,000	JPMorgan Securities LLC, 0.250%, 5/05/2015(f)	19,985,300
30,000,000	General Electric Capital Corp., 0.200%, 5/20/2015(f)	29,977,830

		219,719,514

	Commercial Paper — 4.2%
50,000,000	Shagang South-Asia (Hong Kong) Trading Co. Ltd., (Credit Support: Bank of China), 0.450%, 1/02/2015(f)	49,999,640
42,450,000	Cofco Capital Corp., (Credit Support: Bank of China), 0.420%, 1/15/2015(f)	42,446,986
33,750,000	Vermont Economic Development Authority, (Credit Support: JPMorgan Chase), 0.200%, 2/11/2015	33,751,012

		126,197,638

	Other Notes — 1.5%
20,000,000	JPMorgan Chase Bank NA, Series 1, 0.355%, 1/07/2016(c)	20,000,520
25,000,000	Wells Fargo, 0.367%, 1/20/2016(c)	25,003,375

		45,003,895

	Total Short-Term Investments (Identified Cost $2,822,622,065)	2,822,611,876

	Total Investments — 93.3% (Identified Cost $2,822,622,065)(a)	2,822,611,876
	Other assets less liabilities — 6.7%	202,302,224

	Net Assets — 100.0%	$3,024,914,100

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2014, the net unrealized depreciation on short-term investments based on a cost of $2,822,622,065 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$83,911
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(94,100)

	Net unrealized depreciation	$(10,189)

(b)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(c)	Variable rate security. Rate as of December 31, 2014 is disclosed.
(d)	Security payable on demand at par including accrued interest.
(e)	A portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(f)	Interest rate represents discount rate at time of purchase; not a coupon rate.

See accompanying notes to financial statements.

23  |

Consolidated Portfolio of Investments – as of December 31, 2014

ASG Global Alternatives Fund – (continued)

At December 31, 2014, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell	3/18/2015	Australian Dollar	65,300,000	$53,033,293	$1,045,620
Buy	3/18/2015	British Pound	51,562,500	80,318,991	(218,025)
Buy	3/18/2015	Canadian Dollar	52,900,000	45,456,965	66,273
Buy	3/18/2015	Canadian Dollar	50,100,000	43,050,925	(454,515)
Sell	3/18/2015	Canadian Dollar	304,000,000	261,227,169	4,347,149
Sell	3/18/2015	Euro	281,000,000	340,248,898	5,854,306
Buy	3/18/2015	Japanese Yen	11,350,000,000	94,817,741	(2,491,537)
Sell	3/18/2015	Japanese Yen	8,587,500,000	71,739,855	200,107
Sell	3/18/2015	Japanese Yen	42,912,500,000	358,490,424	(3,770,719)
Sell	3/18/2015	Swedish Krona	222,000,000	28,485,305	955,526
Sell	3/18/2015	Swiss Franc	90,750,000	91,401,004	1,629,738

Total					$7,163,923

1 Counterparty is UBS AG.

At December 31, 2014, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
DAX	3/20/2015	825	$245,667,037	$1,662,684
E-mini S&P 500®	3/20/2015	7,879	808,542,980	12,980,652
Eurodollar	6/15/2015	44,643	11,112,200,738	(4,077,725)
FTSE 100 Index	3/20/2015	2,506	254,759,344	2,714,569
German Euro Bund	3/06/2015	2,947	555,835,213	9,604,810
Hang Seng Index®	1/29/2015	1,058	161,326,701	1,564,771
TOPIX	3/12/2015	1,759	206,694,983	(4,831,449)
UK Long Gilt	3/27/2015	1,018	189,652,977	4,367,636
10 Year Japan Government Bond	3/11/2015	489	603,350,392	2,898,564
10 Year U.S. Treasury Note	3/20/2015	7,677	973,419,609	3,167,478

Total				$30,051,990

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/18/2015	297	$13,726,969	$(1,052,494)
Brent Crude Oil	1/15/2015	683	39,156,390	(5,316,030)
Gas Oil	1/12/2015	233	11,935,425	(3,433,550)
Natural Gas	1/28/2015	375	10,833,750	(2,283,750)
New York Harbor ULSD	1/30/2015	162	12,475,814	(474,239)
Nickel LME	3/18/2015	122	11,081,748	(1,362,252)
WTI Crude Oil	1/20/2015	99	5,273,730	(453,980)
Zinc LME	3/18/2015	283	15,398,738	(223,587)

Total				$(14,599,882)

See accompanying notes to financial statements.

|  24

Consolidated Portfolio of Investments – as of December 31, 2014

ASG Global Alternatives Fund – (continued)

At December 31, 2014, open short futures contracts were as follows:

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Copper LME	3/18/2015	133	$20,974,100	$571,900
Gold	2/25/2015	19	2,249,790	31,340

Total				$603,240

2 Commodity futures are held by ASG Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary.

See Note 1 of Notes to Financial Statements.

Investment Summary at December 31, 2014

Certificates of Deposit	80.4%
Financial Company Commercial Paper	7.2
Commercial Paper	4.2
Other Notes	1.5

Total Investments	93.3
Other assets less liabilities (including forward foreign currency and futures contracts)	6.7

Net Assets	100.0%

See accompanying notes to financial statements.

25  |

Consolidated Portfolio of Investments – as of December 31, 2014

ASG Global Macro Fund

Principal Amount	Description	Value (†)
Short-Term Investments — 83.7% of Net Assets
	Certificates of Deposit — 66.8%
$700,000	BNP Paribas, 0.030%, 1/02/2015	$700,000
1,000,000	Canadian Imperial Bank of Commerce, 0.040%, 1/02/2015	1,000,000
500,000	Agricultural Bank of China, 0.200%, 1/02/2015	499,995
1,000,000	Bank of Tokyo-Mitsubishi UFJ (NY), 0.120%, 1/05/2015	999,992
100,000	DNB Bank ASA, 0.180%, 1/05/2015	100,001
300,000	Industrial & Commercial Bank of China, 0.390%, 1/05/2015	300,008
1,000,000	Credit Agricole, 0.040%, 1/06/2015	999,993
800,000	Svenska Handelsbanken (NY), 0.205%, 1/06/2015	800,006
150,000	Sumitomo Mitsui Trust (NY), 0.160%, 1/09/2015	149,999
900,000	Standard Chartered Bank (NY), 0.190%, 1/09/2015	900,009
900,000	Credit Industriel et Commercial, 0.510%, 1/14/2015	900,119
750,000	Sumitomo Mitsui Bank (NY), 0.160%, 1/20/2015(b)	749,987
900,000	Mizuho Corporate Bank, 0.230%, 1/21/2015	900,026
900,000	Credit Suisse (NY), 0.520%, 1/26/2015	900,220
750,000	Oversea-Chinese Banking Corp. Ltd., 0.230%, 1/27/2015(b)	750,039
100,000	Svenska Handelsbanken (NY), 0.185%, 2/06/2015	99,999
900,000	Norinchukin Bank, 0.200%, 2/13/2015	899,989
900,000	DZ Bank AG, 0.310%, 2/13/2015	900,110
750,000	Skandinaviska Enskilda Banken AB, 0.250%, 2/17/2015(b)	750,109
750,000	Wells Fargo, 0.220%, 3/02/2015(c)	749,967
850,000	National Bank of Kuwait, 0.265%, 3/04/2015	850,022
900,000	Toronto Dominion Bank, 0.200%, 3/16/2015	900,075
500,000	State Street Bank and Trust Company, 0.244%, 6/15/2015(c)	499,976
900,000	Bank of Montreal (IL), 0.241%, 6/16/2015(c)	899,958

		17,200,599

	Financial Company Commercial Paper — 16.9%
800,000	Bank of China, 0.280%, 1/06/2015(d)	799,967
850,000	ING (U.S.) Funding LLC, 0.170%, 2/03/2015(d)	849,876
600,000	Swedbank, 0.160%, 2/17/2015(d)	599,875
300,000	Swedbank, 0.140%, 2/23/2015(d)	299,924
150,000	JPMorgan Securities LLC, 0.250%, 4/29/2015(d)	149,896
750,000	JPMorgan Securities LLC, 0.250%, 5/05/2015(b)(d)	749,449
900,000	General Electric Capital Corp., 0.200%, 5/20/2015(d)	899,335

		4,348,322

	Total Short-Term Investments (Identified Cost $21,549,459)	21,548,921

	Total Investments — 83.7% (Identified Cost $21,549,459)(a)	21,548,921
	Other assets less liabilities — 16.3%	4,194,059

	Net Assets — 100.0%	$25,742,980

See accompanying notes to financial statements.

|  26

Consolidated Portfolio of Investments – as of December 31, 2014

ASG Global Macro Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
At December 31, 2014, the net unrealized depreciation on short-term investments based on a cost of $21,549,459 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$—
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(538)

	Net unrealized depreciation	$(538)

(b)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(c)	Variable rate security. Rate as of December 31, 2014 is disclosed.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

At December 31, 2014, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy	3/18/2015	Australian Dollar	1,500,000	$1,218,223	$(7,459)
Buy	3/18/2015	Australian Dollar	1,500,000	1,218,223	(17,978)
Sell	3/18/2015	Australian Dollar	2,800,000	2,274,016	44,835
Sell	3/18/2015	British Pound	2,250,000	3,504,829	9,514
Buy	3/18/2015	Canadian Dollar	1,600,000	1,374,880	(22,880)
Sell	3/18/2015	Canadian Dollar	1,800,000	1,546,740	(951)
Buy	3/18/2015	Euro	750,000	908,138	(6,264)
Sell	3/18/2015	Euro	2,250,000	2,724,413	46,876
Sell	3/18/2015	Euro	750,000	908,138	21,532
Sell	3/18/2015	Euro	750,000	908,138	16,336
Buy	3/18/2015	Japanese Yen	225,000,000	1,879,647	19,771
Sell	3/18/2015	Japanese Yen	87,500,000	730,974	(3,972)
Buy	3/18/2015	New Zealand Dollar	900,000	697,177	7,346
Buy	3/18/2015	New Zealand Dollar	900,000	697,177	5,096
Buy	3/18/2015	New Zealand Dollar	1,100,000	852,105	3,392
Buy	3/18/2015	New Zealand Dollar	500,000	387,320	1,149
Sell	3/18/2015	New Zealand Dollar	300,000	232,392	(2,550)
Buy	3/18/2015	Norwegian Krone	2,000,000	267,799	(11,284)
Sell	3/18/2015	Norwegian Krone	10,000,000	1,338,993	22,623
Sell	3/18/2015	Norwegian Krone	2,000,000	267,799	11,036
Sell	3/18/2015	Singapore Dollar	250,000	188,494	1,892
Sell	3/18/2015	Singapore Dollar	250,000	188,492	455
Sell	3/18/2015	Swedish Krona	16,000,000	2,052,995	68,867
Buy	3/18/2015	Swiss Franc	1,875,000	1,888,450	(40,012)
Buy	3/18/2015	Swiss Franc	1,500,000	1,510,760	(46,537)
Sell	3/18/2015	Swiss Franc	3,375,000	3,399,211	60,610
Sell	3/18/2015	Swiss Franc	1,625,000	1,636,657	21,317
Sell	3/18/2015	Swiss Franc	1,875,000	1,888,450	10,034
Sell	3/18/2015	Swiss Franc	125,000	125,897	3,958

See accompanying notes to financial statements.

27  |

Consolidated Portfolio of Investments – as of December 31, 2014

ASG Global Macro Fund – (continued)

Contract to Buy/Sell[1] (continued)	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy	3/18/2015	Turkish Lira	300,000	$126,370	$(667)
Sell	3/18/2015	Turkish Lira	300,000	126,370	3,756

Total					$219,841

1 Counterparty is UBS AG.

At December 31, 2014, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX-Index®	1/16/2015	3	$308,563	$10,034
ASX SPI 200™	3/19/2015	3	329,601	16,348
CAC 40®	1/16/2015	5	258,769	5,361
E-mini Dow	3/20/2015	4	355,040	5,560
E-mini NASDAQ 100	3/20/2015	4	338,620	820
E-mini S&P 500®	3/20/2015	13	1,334,060	21,418
Euro Schatz	3/06/2015	38	5,108,130	1,942
EURO STOXX 50®	3/20/2015	8	303,287	387
FTSE 100 Index	3/20/2015	8	813,278	8,666
FTSE MIB	3/20/2015	2	230,745	1,319
FTSE/JSE Top 40 Index	3/19/2015	8	306,079	11,798
German Euro BOBL	3/06/2015	7	1,103,517	5,348
Hang Seng Index®	1/29/2015	3	457,448	4,449
IBEX 35	1/16/2015	2	247,922	13,657
Mini-Russell 2000	3/20/2015	3	360,210	13,410
MSCI Singapore	1/29/2015	11	633,767	4,394
MSCI Taiwan Index	1/29/2015	13	446,030	5,590
Nikkei 225™	3/12/2015	1	145,684	(2,839)
OMXS30®	1/16/2015	28	526,826	9,022
S&P CNX Nifty Futures Index	1/29/2015	32	534,976	2,181
S&P/TSX 60 Index	3/19/2015	2	293,200	14,598
TOPIX	3/12/2015	5	587,536	(13,734)
UK Long Gilt	3/27/2015	16	2,980,793	34,913
2 Year U.S. Treasury Note	3/31/2015	6	1,311,563	656
3 Year Australia Government Bond	3/16/2015	18	1,635,308	3,887
5 Year U.S. Treasury Note	3/31/2015	6	713,578	(1,789)
10 Year Canada Government Bond	3/20/2015	12	1,430,745	15,803
10 Year U.S. Treasury Note	3/20/2015	93	11,792,109	13,313
30 Year U.S. Treasury Bond	3/20/2015	1	144,563	(625)

Total				$205,887

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/18/2015	21	$970,594	$(74,418)
Cocoa	3/16/2015	19	552,900	4,890
Copper High Grade	3/27/2015	3	211,913	(2,338)
Copper LME	3/18/2015	4	630,800	(17,200)

See accompanying notes to financial statements.

|  28

Consolidated Portfolio of Investments – as of December 31, 2014

ASG Global Macro Fund – (continued)

Commodity Futures[2] (continued)	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Live Cattle	2/27/2015	15	$981,300	$(40,770)
Nickel LME	3/18/2015	4	363,336	(36,249)
Soybean	3/13/2015	2	102,350	(1,225)
Soybean Meal	3/13/2015	4	139,040	(160)
Wheat	3/13/2015	8	235,900	(6,950)
Zinc LME	3/18/2015	13	707,362	(13,130)

Total				$(187,550)

At December 31, 2014, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
German Euro Bund	3/06/2015	13	$2,451,937	$(11,483)
10 Year Australia Government Bond	3/16/2015	56	5,858,584	(53,853)
10 Year Japan Government Bond	3/11/2015	13	16,039,990	(85,741)

Total				$(151,077)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/18/2015	3	$138,656	$10,207
Brent Crude Oil	1/15/2015	10	573,300	78,360
Corn	3/13/2015	2	39,700	(800)
Cotton	3/09/2015	21	632,835	(8,595)
Gas Oil	1/12/2015	12	614,700	124,350
Gasoline	1/30/2015	2	123,656	5,578
Nickel LME	3/18/2015	1	90,834	9,240
Silver	3/27/2015	3	233,985	10,165
Soybean Oil	3/13/2015	14	269,976	(1,512)
Sugar	2/27/2015	25	406,560	18,905
WTI Crude Oil	1/20/2015	6	319,620	28,860
Zinc LME	3/18/2015	3	163,238	(2,711)

Total				$272,047

2 Commodity futures are held by ASG Global Macro Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Investment Summary at December 31, 2014

Certificates of Deposit	66.8%
Financial Company Commercial Paper	16.9

Total Investments	83.7
Other assets less liabilities (including forward foreign currency and futures contracts)	16.3

Net Assets	100.0%

See accompanying notes to financial statements.

29  |

Consolidated Portfolio of Investments – as of December 31, 2014

ASG Managed Futures Strategy Fund

Principal Amount	Description	Value (†)
Short-Term Investments — 86.1% of Net Assets
	Certificates of Deposit — 75.7%
$61,150,000	Canadian Imperial Bank of Commerce, 0.040%, 1/02/2015	$61,150,000
20,000,000	Agricultural Bank of China, 0.200%, 1/02/2015	19,999,788
60,000,000	Bank of Tokyo-Mitsubishi UFJ (NY), 0.120%, 1/05/2015	59,999,520
20,000,000	Landesbank Hessen Thueringen Girozentrale, 0.140%, 1/05/2015	19,999,940
50,000,000	DNB Bank ASA, 0.180%, 1/05/2015	50,000,300
20,000,000	Sumitomo Mitsui Bank (NY), 0.230%, 1/05/2015	20,000,120
55,000,000	Credit Agricole, 0.040%, 1/06/2015	54,999,615
10,000,000	Standard Chartered Bank (NY), 0.080%, 1/06/2015	9,999,880
40,000,000	Norinchukin Bank, 0.260%, 1/08/2015(b)	40,000,640
25,000,000	Sumitomo Mitsui Trust (NY), 0.160%, 1/09/2015	24,999,825
1,100,000	Credit Industriel et Commercial, 0.510%, 1/14/2015	1,100,145
20,000,000	Toronto Dominion Bank, 0.210%, 1/16/2015	20,000,800
20,000,000	Mizuho Corporate Bank, 0.230%, 1/16/2015	20,000,444
30,000,000	Banco Del Estado de Chile, 0.240%, 1/23/2015	30,001,140
4,600,000	Credit Suisse (NY), 0.520%, 1/26/2015	4,601,122
30,500,000	Societe Generale S.A., 0.299%, 2/02/2015(c)(d)(e)	30,499,360
50,000,000	Svenska Handelsbanken (NY), 0.185%, 2/06/2015	49,999,750
8,800,000	Norinchukin Bank, 0.200%, 2/13/2015	8,799,895
25,000,000	Mizuho Corporate Bank, 0.200%, 2/17/2015	24,999,325
10,000,000	Bank of Nova Scotia (TX), 0.250%, 2/17/2015	10,001,730
20,000,000	Banco Del Estado de Chile, 0.200%, 2/18/2015	20,000,000
55,000,000	Credit Industriel et Commercial, 0.200%, 2/19/2015	54,999,230
45,000,000	Deutsche Zentral-Genossenschaftsbank, 0.310%, 2/25/2015(c)	45,006,975
60,000,000	National Bank of Kuwait, 0.265%, 3/04/2015	60,001,560
45,000,000	Rabobank Nederland, 0.220%, 4/01/2015(b)	44,998,830
10,000,000	Mizuho Corporate Bank, 0.230%, 4/02/2015	9,998,980
50,000,000	Skandinaviska Enskilda Banken AB, 0.260%, 5/04/2015	50,006,850
45,000,000	Standard Chartered Bank (NY), 0.280%, 5/06/2015(d)	44,996,400
40,000,000	Bank of Nova Scotia (TX), 0.200%, 5/12/2015	39,997,080
5,000,000	DZ Bank AG, 0.400%, 5/19/2015	5,001,535
20,000,000	State Street Bank and Trust Company, 0.225%, 5/21/2015(d)	19,998,320
30,000,000	State Street Bank and Trust Company, 0.244%, 6/15/2015(d)	29,998,560
5,000,000	Rabobank Nederland, 0.291%, 6/15/2015(d)	4,999,415
15,000,000	Bank of Montreal (IL), 0.241%, 6/16/2015(d)	14,999,295
35,000,000	Dexia Credit Local, 0.285%, 7/01/2015(d)	34,996,570
20,000,000	Bank of Montreal (IL), 0.241%, 7/16/2015(b)(d)	19,997,820
10,000,000	Westpac Banking Corp. (NY), 0.232%, 7/17/2015(d)	9,998,900
15,000,000	China Construction Bank Corp. (NY), 0.412%, 7/20/2015(d)(e)	15,000,000
15,000,000	Bank of Montreal (IL), 0.227%, 8/07/2015(d)	14,998,215
30,000,000	Toronto Dominion Bank, 0.310%, 8/10/2015(b)	30,009,210
30,000,000	Wells Fargo, 0.257%, 11/06/2015(d)	29,994,960

		1,161,152,044

	Financial Company Commercial Paper — 6.5%
40,000,000	Swedbank, 0.160%, 2/17/2015(f)	39,991,680
20,000,000	Swedbank, 0.160%, 2/23/2015(f)	19,994,960

See accompanying notes to financial statements.

|  30

Consolidated Portfolio of Investments – as of December 31, 2014

ASG Managed Futures Strategy Fund – (continued)

Principal Amount	Description	Value (†)
	Financial Company Commercial Paper — continued
$20,000,000	JPMorgan Securities LLC, 0.250%, 5/05/2015(f)	$19,985,300
20,000,000	General Electric Capital Corp., 0.200%, 5/20/2015(f)	19,985,220

		99,957,160

	Commercial Paper — 2.6%
40,000,000	Cofco Capital Corp., (Credit Support: Bank of China), 0.420%, 1/13/2015(f)	39,997,720

	Other Notes — 1.3%
5,000,000	JPMorgan Chase Bank NA, Series 1, 0.355%, 1/07/2016(d)	5,000,130
15,000,000	Wells Fargo, 0.367%, 1/20/2016(d)	15,002,025

		20,002,155

	Total Short-Term Investments (Identified Cost $1,321,107,601)	1,321,109,079

	Total Investments — 86.1% (Identified Cost $1,321,107,601)(a)	1,321,109,079
	Other assets less liabilities — 13.9%	213,987,927

	Net Assets — 100.0%	$1,535,097,006

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2014, the net unrealized appreciation on short-term investments based on a cost of $1,321,107,601 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$37,778
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(36,300)

	Net unrealized appreciation	$1,478

(b)	A portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(c)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(d)	Variable rate security. Rate as of December 31, 2014 is disclosed.
(e)	Security payable on demand at par including accrued interest.
(f)	Interest rate represents discount rate at time of purchase; not a coupon rate.

At December 31, 2014, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy	3/18/2015	Australian Dollar	34,200,000	$27,775,477	$86,336
Sell	3/18/2015	Australian Dollar	58,200,000	47,267,039	804,346
Sell	3/18/2015	Australian Dollar	35,200,000	28,587,625	(118,217)

See accompanying notes to financial statements.

31  |

Consolidated Portfolio of Investments – as of December 31, 2014

ASG Managed Futures Strategy Fund – (continued)

Contract to Buy/Sell[1] (continued)	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell	3/18/2015	British Pound	23,750,000	$36,995,414	$100,424
Buy	3/18/2015	Canadian Dollar	23,800,000	20,451,338	(1,987)
Sell	3/18/2015	Canadian Dollar	47,600,000	40,902,675	680,672
Sell	3/18/2015	Canadian Dollar	36,600,000	31,450,376	(52,313)
Buy	3/18/2015	Euro	21,125,000	25,579,210	(144,428)
Sell	3/18/2015	Euro	102,500,000	124,112,143	1,958,547
Buy	3/18/2015	Japanese Yen	3,087,500,000	25,792,932	68,138
Sell	3/18/2015	Japanese Yen	2,950,000,000	24,644,259	68,720
Sell	3/18/2015	Japanese Yen	13,087,500,000	109,332,792	(1,149,998)
Sell	3/18/2015	New Zealand Dollar	28,200,000	21,844,870	(239,694)
Sell	3/18/2015	Norwegian Krone	598,000,000	80,071,803	1,913,427
Sell	3/18/2015	Singapore Dollar	69,750,000	52,589,416	126,811
Sell	3/18/2015	South African Rand	378,000,000	32,293,035	594,779
Sell	3/18/2015	South African Rand	593,000,000	50,660,766	(211,637)
Buy	3/18/2015	Swedish Krona	206,000,000	26,432,310	82,297
Sell	3/18/2015	Swedish Krona	916,000,000	117,533,961	2,266,899
Sell	3/18/2015	Swiss Franc	23,500,000	23,668,580	422,026
Sell	3/18/2015	Turkish Lira	65,100,000	27,422,240	330,745

Total					$7,585,893

1 Counterparty is UBS AG.

At December 31, 2014, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX-Index®	1/16/2015	329	$33,839,054	$1,100,366
ASX SPI 200™	3/19/2015	177	19,446,461	964,536
CAC 40®	1/16/2015	317	16,405,969	38,637
DAX	3/20/2015	137	40,795,617	180,721
E-mini Dow	3/20/2015	1,124	99,766,240	874,020
E-mini NASDAQ 100	3/20/2015	919	77,797,945	179,732
E-mini S&P 500®	3/20/2015	633	64,958,460	405,100
Euribor	6/15/2015	4,980	1,505,683,908	211,093
Euro Schatz	3/06/2015	4,269	573,858,088	553,168
EURO STOXX 50®	3/20/2015	543	20,585,604	26,282
Euro-BTP	3/06/2015	408	66,945,785	523,988
Euro-OAT	3/06/2015	1,187	211,456,441	491,111
Eurodollar	6/15/2015	6,891	1,715,256,037	(251,063)
FTSE 100 Index	3/20/2015	197	20,026,972	(9,328)
FTSE MIB	3/20/2015	42	4,845,634	45,486
FTSE/JSE Top 40 Index	3/19/2015	125	4,782,477	180,584
German Euro BOBL	3/06/2015	3,136	494,375,784	2,827,343
German Euro Bund	3/06/2015	1,956	368,922,184	2,321,191
Hang Seng Index®	1/29/2015	245	37,358,262	363,330
IBEX 35	1/16/2015	182	22,560,933	1,207,057

See accompanying notes to financial statements.

|  32

Consolidated Portfolio of Investments – as of December 31, 2014

ASG Managed Futures Strategy Fund – (continued)

Financial Futures (continued)	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Mini-Russell 2000	3/20/2015	580	$69,640,600	$1,490,510
MSCI Singapore	1/29/2015	1,233	71,039,565	453,614
MSCI Taiwan Index	1/29/2015	1,000	34,310,000	430,000
Nikkei 225™	3/12/2015	326	47,492,904	(858,741)
OMXS30®	1/16/2015	3,814	71,761,255	1,228,026
S&P CNX Nifty Futures Index	1/29/2015	3,866	64,631,788	288,017
S&P/TSX 60 Index	3/19/2015	297	43,540,231	2,167,509
Sterling	6/17/2015	8,044	1,557,143,458	442,312
TOPIX	3/12/2015	613	72,031,850	(867,382)
UK Long Gilt	3/27/2015	983	183,132,492	3,191,080
Ultra Long U.S. Treasury Bond	3/20/2015	396	65,414,250	209,305
2 Year U.S. Treasury Note	3/31/2015	5,144	1,124,446,250	(623,441)
3 Year Australia Government Bond	3/16/2015	7,363	668,931,757	1,596,591
5 Year U.S. Treasury Note	3/31/2015	2,497	296,967,431	(246,827)
10 Year Australia Government Bond	3/16/2015	1,640	171,572,808	1,551,440
10 Year Canada Government Bond	3/20/2015	1,731	206,385,023	1,432,097
10 Year Japan Government Bond	3/11/2015	546	673,679,579	2,981,466
10 Year U.S. Treasury Note	3/20/2015	1,682	213,272,344	(302,773)
30 Year U.S. Treasury Bond	3/20/2015	947	136,900,687	1,986,680

Total				$28,782,837

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/18/2015	433	$20,012,719	$(1,534,444)
Cocoa	3/16/2015	822	23,920,200	(43,050)
Coffee	3/19/2015	183	11,432,925	(1,199,081)
Live Cattle	2/27/2015	416	27,214,720	(1,314,400)
Nickel LME	3/18/2015	110	9,991,740	(1,228,260)
Soybean Meal	3/13/2015	783	27,217,080	(309,390)
Wheat	3/13/2015	12	353,850	(44,075)
Zinc LME	3/18/2015	171	9,304,537	(90,202)

Total				$(5,762,902)

At December 31, 2014, open short futures contracts were as follows:

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/18/2015	1,426	$65,907,938	$1,804,496
Brent Crude Oil	1/15/2015	654	37,493,820	4,269,240
Copper High Grade	3/27/2015	532	37,579,150	1,983,650
Copper LME	3/18/2015	289	45,575,300	755,071
Corn	3/13/2015	926	18,381,100	(421,213)
Cotton	3/09/2015	655	19,738,425	(478,985)
Gas Oil	1/12/2015	1,162	59,523,450	9,953,775
Gasoline	1/30/2015	364	22,505,465	1,046,825

See accompanying notes to financial statements.

33  |

Consolidated Portfolio of Investments – as of December 31, 2014

ASG Managed Futures Strategy Fund – (continued)

Commodity Futures[2] (continued)	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Gold	2/25/2015	308	$36,470,280	$61,060
Natural Gas	1/28/2015	271	7,829,190	1,650,390
New York Harbor ULSD	1/30/2015	406	31,266,547	1,337,763
Nickel LME	3/18/2015	144	13,080,096	(41,100)
Silver	3/27/2015	304	23,710,480	923,045
Soybean	3/13/2015	187	9,569,725	114,538
Soybean Oil	3/13/2015	1,044	20,132,496	191,112
Sugar	2/27/2015	1,788	29,077,171	1,311,688
WTI Crude Oil	1/20/2015	482	25,676,140	2,281,250

Total				$26,742,605

2 Commodity futures are held by ASG Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary.

Investment Summary at December 31, 2014

Certificates of Deposit	75.7%
Financial Company Commercial Paper	6.5
Commercial Paper	2.6
Other Notes	1.3

Total Investments	86.1
Other assets less liabilities (including forward foreign currency and futures contracts)	13.9

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2014

ASG Tactical U.S. Market Fund

Shares	Description	Value (†)
Common Stocks — 45.6% of Net Assets
	Aerospace & Defense — 1.3%
1,725	Boeing Co. (The)	$224,216
1,869	Honeywell International, Inc.	186,751
764	Lockheed Martin Corp.	147,123
718	Northrop Grumman Corp.	105,826
546	Precision Castparts Corp.	131,520
979	Rockwell Collins, Inc.	82,706

		878,142

	Air Freight & Logistics — 0.5%
827	FedEx Corp.	143,617
1,914	United Parcel Service, Inc., Class B	212,779

		356,396

	Airlines — 0.2%
3,142	Southwest Airlines Co.	132,969

	Auto Components — 0.3%
2,103	Goodyear Tire & Rubber Co. (The)	60,083
2,382	Johnson Controls, Inc.	115,146

		175,229

	Automobiles — 0.2%
8,046	Ford Motor Co.	124,713

	Banks — 3.4%
24,697	Bank of America Corp.	441,829
7,267	Citigroup, Inc.	393,217
8,398	JPMorgan Chase & Co.	525,547
1,747	PNC Financial Services Group, Inc. (The)	159,379
5,425	U.S. Bancorp	243,854
10,376	Wells Fargo & Co.	568,812

		2,332,638

	Beverages — 1.3%
7,400	Coca-Cola Co. (The)	312,428
2,010	Coca-Cola Enterprises, Inc.	88,882
1,790	Dr Pepper Snapple Group, Inc.	128,308
4,102	PepsiCo, Inc.	387,885

		917,503

	Biotechnology — 1.9%
814	Alexion Pharmaceuticals, Inc.(b)	150,614
1,780	Amgen, Inc.	283,536
515	Biogen Idec, Inc.(b)	174,817
2,222	Celgene Corp.(b)	248,553
3,613	Gilead Sciences, Inc.(b)	340,561
358	Regeneron Pharmaceuticals, Inc.(b)	146,870

		1,344,951

	Capital Markets — 0.3%
4,426	Bank of New York Mellon Corp. (The)	179,563

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2014

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	Chemicals — 1.3%
812	Air Products & Chemicals, Inc.	$117,115
2,219	E.I. du Pont de Nemours & Co.	164,073
508	Ecolab, Inc.	53,096
1,292	Monsanto Co.	154,355
558	PPG Industries, Inc.	128,982
1,074	Praxair, Inc.	139,147
418	Sherwin-Williams Co. (The)	109,951
479	Sigma-Aldrich Corp.	65,752

		932,471

	Commercial Services & Supplies — 0.2%
762	Stericycle, Inc.(b)	99,883
1,220	Tyco International PLC	53,509

		153,392

	Communications Equipment — 0.9%
14,196	Cisco Systems, Inc.	394,862
3,301	QUALCOMM, Inc.	245,363

		640,225

	Construction & Engineering — 0.0%
818	Quanta Services, Inc.(b)	23,223

	Consumer Finance — 0.3%
2,259	American Express Co.	210,177

	Containers & Packaging — 0.2%
1,316	MeadWestvaco Corp.	58,417
1,305	Sealed Air Corp.	55,371

		113,788

	Distributors — 0.1%
743	Genuine Parts Co.	79,181

	Diversified Financial Services — 1.3%
3,944	Berkshire Hathaway, Inc., Class B(b)	592,192
1,419	CME Group, Inc.	125,794
1,279	McGraw Hill Financial, Inc.	113,805
1,096	Moody’s Corp.	105,008

		936,799

	Diversified Telecommunication Services — 1.0%
3,347	CenturyLink, Inc.	132,474
19,114	Frontier Communications Corp.	127,491
9,836	Verizon Communications, Inc.	460,128

		720,093

	Electric Utilities — 0.9%
1,514	American Electric Power Co., Inc.	91,930
1,583	Duke Energy Corp.	132,244
1,110	NextEra Energy, Inc.	117,982
814	Northeast Utilities	43,565

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2014

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	Electric Utilities — continued
2,425	PPL Corp.	$88,100
2,552	Southern Co. (The)	125,329

		599,150

	Electronic Equipment, Instruments & Components — 0.4%
6,246	Corning, Inc.	143,221
2,529	TE Connectivity Ltd.	159,959

		303,180

	Energy Equipment & Services — 0.2%
1,509	Schlumberger Ltd.	128,884

	Food & Staples Retailing — 1.2%
3,498	CVS Health	336,893
3,124	Wal-Mart Stores, Inc.	268,289
2,586	Walgreens Boots Alliance, Inc.	197,053

		802,235

	Food Products — 0.6%
2,814	Archer-Daniels-Midland Co.	146,328
1,265	Mead Johnson Nutrition Co.	127,183
4,168	Mondelez International, Inc., Class A	151,403

		424,914

	Health Care Equipment & Supplies — 0.6%
508	CR Bard, Inc.	84,643
2,624	Medtronic, Inc.	189,453
1,817	St. Jude Medical, Inc.	118,159

		392,255

	Health Care Providers & Services — 0.4%
1,584	DaVita HealthCare Partners, Inc.(b)	119,972
720	McKesson Corp.	149,458

		269,430

	Hotels, Restaurants & Leisure — 0.6%
101	Chipotle Mexican Grill, Inc.(b)	69,135
2,291	McDonald’s Corp.	214,667
1,976	Starbucks Corp.	162,131

		445,933

	Household Durables — 0.2%
1,215	Garmin Ltd.	64,188
1,718	Lennar Corp., Class A	76,984

		141,172

	Household Products — 0.8%
2,207	Colgate-Palmolive Co.	152,702
4,806	Procter & Gamble Co. (The)	437,779

		590,481

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2014

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	Industrial Conglomerates — 1.4%
1,625	3M Co.	$267,020
1,729	Danaher Corp.	148,193
21,250	General Electric Co.	536,987

		952,200

	Insurance — 1.5%
1,156	ACE Ltd.	132,801
1,523	Assurant, Inc.	104,219
1,199	Chubb Corp. (The)	124,061
1,849	Lincoln National Corp.	106,632
2,650	Marsh & McLennan Cos., Inc.	151,686
3,191	MetLife, Inc.	172,601
2,278	Principal Financial Group, Inc.	118,319
1,636	Torchmark Corp.	88,622
2,256	XL Group PLC	77,539

		1,076,480

	Internet & Catalog Retail — 0.7%
835	Amazon.com, Inc.(b)	259,142
714	Expedia, Inc.	60,947
138	Priceline Group, Inc. (The)(b)	157,349

		477,438

	Internet Software & Services — 1.0%
2,976	Facebook, Inc., Class A(b)	232,188
214	Google, Inc., Class A(b)	113,561
214	Google, Inc., Class C(b)	112,650
4,026	Yahoo!, Inc.(b)	203,353

		661,752

	IT Services — 0.7%
2,323	Paychex, Inc.	107,253
1,411	Visa, Inc., Class A	369,964

		477,217

	Machinery — 0.5%
1,558	Caterpillar, Inc.	142,604
1,292	Illinois Tool Works, Inc.	122,352
856	Stanley Black & Decker, Inc.	82,245

		347,201

	Media — 2.0%
5,488	Comcast Corp., Class A	318,359
1,240	DIRECTV(b)	107,508
1,102	Omnicom Group, Inc.	85,372
863	Time Warner Cable, Inc.	131,228
2,135	Time Warner, Inc.	182,372
4,733	Twenty-First Century Fox, Inc., Class A	181,771
1,077	Viacom, Inc., Class B	81,044
3,343	Walt Disney Co. (The)	314,877

		1,402,531

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2014

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	Multi-Utilities — 0.6%
1,829	CMS Energy Corp.	$63,558
681	Consolidated Edison, Inc.	44,953
1,668	Dominion Resources, Inc.	128,269
1,716	NiSource, Inc.	72,793
1,585	PG&E Corp.	84,385

		393,958

	Multiline Retail — 0.1%
972	Nordstrom, Inc.	77,167

	Oil, Gas & Consumable Fuels — 3.6%
1,103	Cimarex Energy Co.	116,918
3,064	CONSOL Energy, Inc.	103,594
1,438	EOG Resources, Inc.	132,397
1,358	EQT Corp.	102,801
9,653	Exxon Mobil Corp.	892,420
4,020	Kinder Morgan, Inc.	170,086
4,683	Marathon Oil Corp.	132,482
1,632	Marathon Petroleum Corp.	147,304
2,786	Occidental Petroleum Corp.	224,579
1,607	Phillips 66	115,222
2,654	Spectra Energy Corp.	96,340
3,035	Valero Energy Corp.	150,233
3,278	Williams Cos., Inc. (The)	147,313

		2,531,689

	Pharmaceuticals — 3.6%
3,926	AbbVie, Inc.	256,917
769	Actavis PLC(b)	197,948
934	Allergan, Inc.	198,559
4,492	Bristol-Myers Squibb Co.	265,163
449	Eli Lilly & Co.	30,977
5,926	Johnson & Johnson	619,682
6,680	Merck & Co., Inc.	379,357
1,688	Mylan, Inc.(b)	95,153
14,303	Pfizer, Inc.	445,538

		2,489,294

	Professional Services — 0.1%
1,187	Equifax, Inc.	95,993

	REITs – Apartments — 0.2%
818	AvalonBay Communities, Inc.	133,653

	REITs – Diversified — 0.4%
1,626	American Tower Corp.	160,730
2,692	Weyerhaeuser Co.	96,616

		257,346

	REITs – Storage — 0.2%
767	Public Storage	141,780

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2014

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	Road & Rail — 0.5%
3,505	CSX Corp.	$126,986
2,025	Union Pacific Corp.	241,238

		368,224

	Semiconductors & Semiconductor Equipment — 1.4%
2,616	Analog Devices, Inc.	145,240
12,885	Intel Corp.	467,597
1,653	Lam Research Corp.	131,149
1,406	Microchip Technology, Inc.	63,425
5,254	Micron Technology, Inc.(b)	183,942

		991,353

	Software — 2.1%
2,421	Adobe Systems, Inc.(b)	176,007
18,821	Microsoft Corp.	874,235
9,124	Oracle Corp.	410,306

		1,460,548

	Specialty Retail — 1.0%
145	AutoZone, Inc.(b)	89,771
1,020	Bed Bath & Beyond, Inc.(b)	77,693
2,551	Home Depot, Inc. (The)	267,778
2,431	Lowe’s Cos., Inc.	167,253
979	Tractor Supply Co.	77,165

		679,660

	Technology Hardware, Storage & Peripherals — 2.4%
12,999	Apple, Inc.	1,434,830
6,569	Hewlett-Packard Co.	263,614

		1,698,444

	Textiles, Apparel & Luxury Goods — 0.3%
1,524	NIKE, Inc., Class B	146,533
1,106	Under Armour, Inc., Class A(b)	75,097

		221,630

	Thrifts & Mortgage Finance — 0.2%
10,599	Hudson City Bancorp, Inc.	107,262

	Tobacco — 0.5%
3,096	Philip Morris International, Inc.	252,169
1,946	Reynolds American, Inc.	125,070

		377,239

	Total Common Stocks (Identified Cost $28,332,735)	31,769,146

Exchange Traded Funds — 10.0%
33,756	SPDR® S&P 500® ETF Trust (Identified Cost $6,459,116)	6,936,858

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2014

ASG Tactical U.S. Market Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 41.6%
	Certificates of Deposit — 34.9%
$1,300,000	BNP Paribas, 0.030%, 1/02/2015	$1,300,000
700,000	Royal Bank of Canada, 0.030%, 1/02/2015	700,000
1,300,000	Canadian Imperial Bank of Commerce, 0.040%, 1/02/2015	1,300,000
500,000	Agricultural Bank of China, 0.200%, 1/02/2015(c)	499,995
800,000	Bank of Tokyo-Mitsubishi UFJ (NY), 0.120%, 1/05/2015(c)	799,994
900,000	Landesbank Hessen Thueringen Girozentrale, 0.140%, 1/05/2015(c)	899,997
700,000	DNB Bank ASA, 0.180%, 1/05/2015(c)	700,004
200,000	Sumitomo Mitsui Bank (NY), 0.230%, 1/05/2015(c)	200,001
1,000,000	Industrial & Commercial Bank of China, 0.390%, 1/05/2015(c)	1,000,026
1,300,000	Credit Agricole, 0.040%, 1/06/2015(c)	1,299,991
500,000	Standard Chartered Bank (NY), 0.080%, 1/06/2015(c)	499,994
700,000	Norinchukin Bank, 0.260%, 1/08/2015(c)	700,011
250,000	Sumitomo Mitsui Trust (NY), 0.160%, 1/09/2015(c)	249,998
200,000	Toronto Dominion Bank, 0.210%, 1/16/2015(c)	200,008
450,000	Mizuho Corporate Bank, 0.230%, 1/16/2015(c)	450,010
650,000	Sumitomo Mitsui Bank (NY), 0.160%, 1/20/2015(c)	649,989
700,000	Banco Del Estado de Chile, 0.240%, 1/23/2015(c)	700,027
1,000,000	Credit Suisse (NY), 0.520%, 1/23/2015(c)	1,000,217
100,000	Societe Generale S.A., 0.299%, 2/02/2015(c)(d)(e)	99,998
700,000	Svenska Handelsbanken (NY), 0.185%, 2/06/2015(c)	699,996
300,000	Norinchukin Bank, 0.200%, 2/13/2015(c)	299,996
150,000	DZ Bank AG, 0.310%, 2/13/2015(c)	150,018
600,000	Mizuho Corporate Bank, 0.200%, 2/17/2015(c)	599,984
950,000	Credit Industriel et Commercial, 0.200%, 2/19/2015(c)	949,987
700,000	Deutsche Zentral-Genossenschaftsbank, 0.310%, 2/25/2015(c)	700,108
1,100,000	National Bank of Kuwait, 0.265%, 3/04/2015(c)	1,100,029
300,000	Rabobank Nederland, 0.220%, 4/01/2015(c)	299,992
800,000	Skandinaviska Enskilda Banken AB, 0.260%, 5/04/2015(c)	800,110
800,000	Standard Chartered Bank (NY), 0.280%, 5/06/2015(c)(d)	799,936
100,000	Banco Del Estado de Chile, 0.239%, 5/11/2015(c)(d)	99,993
900,000	Bank of Nova Scotia (TX), 0.200%, 5/12/2015(c)	899,934
250,000	DZ Bank AG, 0.400%, 5/19/2015(c)	250,077
900,000	State Street Bank and Trust Company, 0.225%, 5/21/2015(c)(d)	899,924
500,000	Rabobank Nederland, 0.291%, 6/15/2015(c)(d)	499,942
700,000	Dexia Credit Local, 0.285%, 7/01/2015(c)(d)	699,931
500,000	Toronto Dominion Bank, 0.310%, 8/10/2015(c)	500,154
800,000	Wells Fargo, 0.257%, 11/06/2015(c)(d)	799,866

		24,300,237

	Financial Company Commercial Paper — 6.7%
400,000	Bank of Tokyo-Mitsubishi, 0.200%, 1/20/2015(c)(f)	399,965
1,000,000	Swedbank, 0.160%, 2/23/2015(c)(f)	999,748
850,000	Oversea-Chinese Banking Corp. Ltd., 0.220%, 4/28/2015(c)(f)	849,310
1,100,000	JPMorgan Securities LLC, 0.250%, 4/29/2015(c)(f)	1,099,237

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2014

ASG Tactical U.S. Market Fund – (continued)

Principal Amount	Description	Value (†)
	Financial Company Commercial Paper — continued
$500,000	General Electric Capital Corp., 0.180%, 5/20/2015(c)(f)	$499,630
800,000	General Electric Capital Corp., 0.200%, 5/20/2015(c)(f)	799,409

		4,647,299

	Total Short-Term Investments (Identified Cost $28,947,864)	28,947,536

	Total Investments — 97.2% (Identified Cost $63,739,715)(a)	67,653,540
	Other assets less liabilities — 2.8%	1,945,257

	Net Assets — 100.0%	$69,598,797

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2014, the net unrealized appreciation on investments based on a cost of $63,739,715 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$4,140,204
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(226,379)

	Net unrealized appreciation	$3,913,825

(b)	Non-income producing security.
(c)	All of this security has been designated to cover the Fund’s obligations under open futures contracts.
(d)	Variable rate security. Rate as of December 31, 2014 is disclosed.
(e)	Security payable on demand at par including accrued interest.
(f)	Interest rate represents discount rate at time of purchase; not a coupon rate.

ETF	Exchange Traded Fund
REITs	Real Estate Investment Trusts
SPDR	Standard & Poor’s Depositary Receipt

At December 31, 2014, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	3/20/2015	495	$50,796,900	$660,660

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2014

ASG Tactical U.S. Market Fund – (continued)

Industry Summary at December 31, 2014

Exchange Traded Funds	10.0%
Oil, Gas & Consumable Fuels	3.6
Pharmaceuticals	3.6
Banks	3.4
Technology Hardware, Storage & Peripherals	2.4
Software	2.1
Media	2.0
Other Investments, less than 2% each	28.5
Short-Term Investments	41.6

Total Investments	97.2
Other assets less liabilities (including futures contracts)	2.8

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Statements of Assets and Liabilities

December 31, 2014

	ASG Global Alternatives Fund (Consolidated*)	ASG Global Macro Fund (Consolidated*)	ASG Managed Futures Strategy Fund (Consolidated*)	ASG Tactical U.S. Market Fund
ASSETS
Investments at cost	$2,822,622,065	$21,549,459	$1,321,107,601	$63,739,715
Net unrealized appreciation (depreciation)	(10,189)	(538)	1,478	3,913,825

Investments at value	2,822,611,876	21,548,921	1,321,109,079	67,653,540
Cash	12,993,041	1,813,097	13,272,171	223,314
Due from brokers (including variation margin on futures contracts) (Note 2)	146,151,966	2,016,319	110,181,976	1,242,615
Receivable for Fund shares sold	26,424,075	33,000	37,560,238	617,064
Receivable from investment adviser (Note 6)	—	51,938	—	—
Dividends and interest receivable	869,139	13,169	479,396	91,365
Unrealized appreciation on forward foreign currency contracts (Note 2)	14,098,719	380,395	9,504,167	—
Unrealized appreciation on futures contracts (Note 2)	39,564,404	515,429	59,626,295	660,660

TOTAL ASSETS	3,062,713,220	26,372,268	1,551,733,322	70,488,558

LIABILITIES
Payable for securities purchased	—	—	—	717,370
Payable for Fund shares redeemed	3,818,306	11,000	2,895,593	49,413
Unrealized depreciation on forward foreign currency contracts (Note 2)	6,934,796	160,554	1,918,274	—
Unrealized depreciation on futures contracts (Note 2)	23,509,056	376,122	9,863,755	—
Management fees payable (Note 6)	2,909,251	—	1,550,396	42,742
Deferred Trustees’ fees (Note 6)	121,871	536	66,349	12,261
Administrative fees payable (Note 6)	122,252	9,519	73,570	2,395
Payable to distributor (Note 6d)	14,664	—	18,377	724
Other accounts payable and accrued expenses	368,924	71,557	250,002	64,856

TOTAL LIABILITIES	37,799,120	629,288	16,636,316	889,761

NET ASSETS	$3,024,914,100	$25,742,980	$1,535,097,006	$69,598,797

NET ASSETS CONSIST OF:
Paid-in capital	$3,007,160,285	$25,488,280	$1,505,502,725	$65,010,650
Undistributed (Distributions in excess of) net investment income/Accumulated net investment (loss)	(121,871)	(153,431)	19,075,023	(7,228)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(5,332,531)	48,281	(46,813,911)	20,890
Net unrealized appreciation on investments, futures contracts and foreign currency translations	23,208,217	359,850	57,333,169	4,574,485

NET ASSETS	$3,024,914,100	$25,742,980	$1,535,097,006	$69,598,797

See accompanying notes to financial statements.

|  44

Statements of Assets and Liabilities (continued)

December 31, 2014

	ASG Global Alternatives Fund (Consolidated*)		ASG Global Macro Fund (Consolidated*)		ASG Managed Futures Strategy Fund (Consolidated*)	ASG Tactical U.S. Market Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$150,462,115		$218,864		$137,990,642	$3,089,167

Shares of beneficial interest	13,531,617		21,664		12,561,976	260,787

Net asset value and redemption price per share	$11.12		$10.10		$10.98	$11.85

Offering price per share (100/94.25 of net asset value) (Note 1)	$11.80		$10.72		$11.65	$12.57

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$87,940,761		$1,010		$33,944,846	$1,467,978

Shares of beneficial interest	8,288,428		100		3,176,701	125,098

Net asset value and offering price per share	$10.61		$10.09	**	$10.69	$11.73

Class N shares:
Net assets	$1,122		$—		$—	$—

Shares of beneficial interest	100		—		—	—

Net asset value, offering and redemption price per share	$11.24	**	$—		$—	$—

Class Y shares:
Net assets	$2,786,510,102		$25,523,106		$1,363,161,518	$65,041,652

Shares of beneficial interest	247,699,996		2,527,738		123,841,102	5,474,836

Net asset value, offering and redemption price per share	$11.25		$10.10		$11.01	$11.88

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	Net asset value calculations reflect fractional share and dollar amounts.

See accompanying notes to financial statements.

45  |

Statements of Operations

For the Year Ended December 31, 2014

	ASG Global Alternatives Fund (Consolidated*)	ASG Global Macro Fund (Consolidated*) (a)	ASG Managed Futures Strategy Fund (Consolidated*)	ASG Tactical U.S. Market Fund
INVESTMENT INCOME
Interest	$5,946,762	$2,325	$2,120,904	$34,866
Dividends	—	—	—	523,191

	5,946,762	2,325	2,120,904	558,057

Expenses
Management fees (Note 6)	32,048,055	26,005	13,764,746	356,808
Service and distribution fees (Note 6)	1,376,103	21	523,076	8,702
Administrative fees (Note 6)	1,289,017	9,519	594,900	19,240
Trustees’ and directors’ fees and expenses (Note 6)	84,433	2,705	53,511	18,636
Transfer agent fees and expenses (Notes 6 and 7)	2,089,835	11	1,327,715	31,196
Audit and tax services fees	73,771	51,482	73,723	42,805
Custodian fees and expenses	136,347	12,134	202,028	31,821
Interest expense (Note 10)	638,595	—	242,313	—
Legal fees	27,648	69	12,021	365
Registration fees	263,463	4,244	185,259	70,509
Shareholder reporting expenses	177,193	1,031	94,456	4,984
Miscellaneous expenses	70,301	907	39,556	14,006

Total expenses	38,274,761	108,128	17,113,304	599,072
Less waiver and/or expense reimbursement (Note 6)	(67)	(77,942)	(380,811)	(77,408)

Net expenses	38,274,694	30,186	16,732,493	521,664

Net investment income (loss)	(32,327,932)	(27,861)	(14,611,589)	36,393

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	71,951	—	39,046	(355,618)
Futures contracts	117,289,766	(169,670)	218,293,950	3,786,309
Foreign currency transactions	71,904,669	92,170	31,921,643	—
Net change in unrealized appreciation (depreciation) on:
Investments	(107,769)	(538)	(29,354)	3,067,537
Futures contracts	(41,447,805)	139,307	16,693,578	82,110
Foreign currency translations	(3,554,956)	221,081	4,177,600	—

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	144,155,856	282,350	271,096,463	6,580,338

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$111,827,924	$254,489	$256,484,874	$6,616,731

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	From commencement of operations on December 1, 2014 through December 31, 2014.

See accompanying notes to financial statements.

|  46

Statements of Changes in Net Assets

	ASG Global Alternatives Fund (Consolidated*)		ASG Global Macro Fund (Consolidated*)
	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2014(a)
FROM OPERATIONS:
Net investment income (loss)	$(32,327,932)	$(18,312,969)	$(27,861)
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	189,266,386	184,366,460	(77,500)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(45,110,530)	68,659,194	359,850

Net increase in net assets resulting from operations	111,827,924	234,712,685	254,489

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(193,099)	(12)
Class C	—	—	—
Class Y	—	(6,293,230)	(4,042)
Net realized capital gains
Class A	(10,062,726)	(12,878,022)	—
Class C	(4,886,872)	(6,465,274)	—
Class N	(57)	(61)	—
Class Y	(135,501,390)	(146,281,079)	—

Total distributions	(150,451,045)	(172,110,765)	(4,054)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	620,398,567	1,180,857,664	25,492,545

Net increase in net assets	581,775,446	1,243,459,584	25,742,980
NET ASSETS
Beginning of the year	2,443,138,654	1,199,679,070	—

End of the year	$3,024,914,100	$2,443,138,654	$25,742,980

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS	$(121,871)	$(85,597)	$(153,431)

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	From commencement of operations on December 1, 2014 through December 31, 2014.
(b)	From commencement of operations on September 30, 2013 through December 31, 2013.

See accompanying notes to financial statements.

47  |

Statements of Changes in Net Assets (continued)

ASG Managed Futures Strategy Fund (Consolidated*)		ASG Tactical U.S. Market Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Period Ended December 31, 2013(b)

$(14,611,589)	$(10,134,283)	$36,393	$(6,010)

250,254,639	75,477,499	3,430,691	823,676

20,841,824	27,333,697	3,149,647	1,424,838

256,484,874	92,676,913	6,616,731	2,242,504

(3,167,093)	—	—	—
(660,959)	—	—	—
(35,091,249)	(13,582)	(35,402)	—

(13,087,867)	—	(133,879)	(697)
(3,260,501)	—	(68,503)	(183)
—	—	—	—
(128,728,349)	—	(3,490,643)	(545,196)

(183,996,018)	(13,582)	(3,728,427)	(546,076)

622,627,741	(13,315,443)	44,079,440	20,934,625

695,116,597	79,347,888	46,967,744	22,631,053

839,980,409	760,632,521	22,631,053	—

$1,535,097,006	$839,980,409	$69,598,797	$22,631,053

$19,075,023	$(374,129)	$(7,228)	$(1,793)

See accompanying notes to financial statements.

|  48

Financial Highlights

For a share outstanding throughout each period.

	ASG Global Alternatives Fund (Consolidated*)—Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$11.33	$10.62	$10.26		$10.67	$10.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.15)	(0.15)	(0.14)		(0.14)	(0.14)
Net realized and unrealized gain (loss)	0.53	1.79	0.50		(0.21)	0.86

Total from Investment Operations	0.38	1.64	0.36		(0.35)	0.72

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.02)	—		—	(0.00	)(b)
Net realized capital gains	(0.59)	(0.91)	—		(0.06)	(0.44)

Total Distributions	(0.59)	(0.93)	—		(0.06)	(0.44)

Net asset value, end of the period	$11.12	$11.33	$10.62		$10.26	$10.67

Total return(c)	3.53%	15.69%	3.51%		(3.29)%	6.94	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$150,462	$189,313	$126,226		$280,353	$204,313
Net expenses, including interest expense	1.55%	1.58%	1.61	%(e)	1.61%	1.61	%(f)
Gross expenses, including interest expense	1.55%	1.58%	1.61	%(e)	1.61%	1.67%
Net expenses, excluding interest expense	1.53%	1.57%	1.60	%(e)	1.60%	1.60	%(f)
Gross expenses, excluding interest expense	1.53%	1.57%	1.60	%(e)	1.60%	1.66%
Net investment loss	(1.34)%	(1.35)%	(1.34)%		(1.34)%	(1.28)%
Portfolio turnover rate(g)	—%	—%	—%		—%	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

49  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Alternatives Fund (Consolidated*)—Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$10.92	$10.32	$10.05		$10.53	$10.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.22)	(0.23)	(0.21)		(0.22)	(0.21)
Net realized and unrealized gain (loss)	0.50	1.74	0.48		(0.20)	0.85

Total from Investment Operations	0.28	1.51	0.27		(0.42)	0.64

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—		—	(0.00	)(b)
Net realized capital gains	(0.59)	(0.91)	—		(0.06)	(0.44)

Total Distributions	(0.59)	(0.91)	—		(0.06)	(0.44)

Net asset value, end of the period	$10.61	$10.92	$10.32		$10.05	$10.53

Total return(c)	2.73%	14.86%	2.69%		(4.00)%	6.21	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$87,941	$85,323	$71,227		$92,540	$66,832
Net expenses, including interest expense	2.31%	2.33%	2.36	%(e)	2.36%	2.36	%(f)
Gross expenses, including interest expense	2.31%	2.33%	2.36	%(e)	2.36%	2.42%
Net expenses, excluding interest expense	2.28%	2.32%	2.35	%(e)	2.35%	2.35	%(f)
Gross expenses, excluding interest expense	2.28%	2.32%	2.35	%(e)	2.35%	2.42%
Net investment loss	(2.10)%	(2.10)%	(2.10)%		(2.09)%	(2.03)%
Portfolio turnover rate(g)	—%	—%	—%		—%	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

|  50

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Alternatives Fund (Consolidated*)—Class N
	Year Ended December 31, 2014	Period Ended December 31, 2013**
Net asset value, beginning of the period	$11.42	$11.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	0.53	0.99

Total from Investment Operations	0.41	0.90

LESS DISTRIBUTIONS FROM:
Net investment income	—	—
Net realized capital gains	(0.59)	(0.68)

Total Distributions	(0.59)	(0.68)

Net asset value, end of the period	$11.24	$11.42

Total return(b)	3.77%	8.05%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1	$1
Net expenses, including interest expense(c)	1.27%	1.32	%(d)
Gross expenses, including interest expense	7.42%	3.22	%(d)
Net expenses, excluding interest expense(c)	1.25%	1.30	%(d)
Gross expenses, excluding interest expense	7.40%	3.20	%(d)
Net investment loss	(1.07)%	(1.12	)%(d)
Portfolio turnover rate(e)	—%	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of operations on May 1, 2013 through December 31, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

51  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Alternatives Fund (Consolidated*)—Class Y
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value, beginning of the period	$11.43	$10.72	$10.34		$10.72		$10.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.12)	(0.13)	(0.11)		(0.12)		(0.11)
Net realized and unrealized gain (loss)	0.53	1.82	0.49		(0.20)		0.86

Total from Investment Operations	0.41	1.69	0.38		(0.32)		0.75

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.07)	—		—		(0.00	)(b)
Net realized capital gains	(0.59)	(0.91)	—		(0.06)		(0.44)

Total Distributions	(0.59)	(0.98)	—		(0.06)		(0.44)

Net asset value, end of the period	$11.25	$11.43	$10.72		$10.34		$10.72

Total return	3.77%	16.05%	3.68%		(3.00	)%(c)	7.22	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,786,510	$2,168,502	$1,002,226		$1,071,912		$343,236
Net expenses, including interest expense	1.31%	1.33%	1.36	%(d)	1.36	%(e)	1.36	%(e)
Gross expenses, including interest expense	1.31%	1.33%	1.36	%(d)	1.37%		1.42%
Net expenses, excluding interest expense	1.29%	1.32%	1.35	%(d)	1.35	%(e)	1.35	%(e)
Gross expenses, excluding interest expense	1.29%	1.32%	1.35	%(d)	1.36%		1.41%
Net investment loss	(1.10)%	(1.10)%	(1.10)%		(1.09)%		(1.03)%
Portfolio turnover rate(f)	—%	—%	—%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Macro Fund (Consolidated*)—Class A
	Period Ended December 31, 2014**
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.01)
Net realized and unrealized gain (loss)	0.11

Total from Investment Operations	0.10

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)
Net realized capital gains	—

Total Distributions	(0.00)

Net asset value, end of the period	$10.10

Total return(c)(d)	1.01%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$219
Net expenses(e)(f)	1.70%
Gross expenses(f)	5.26%
Net investment loss(f)	(1.55)%
Portfolio turnover rate(g)	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of operations on December 1, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

ASG Global Macro Fund (Consolidated*)—Class C
Period Ended December 31, 2014**
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.02)
Net realized and unrealized gain (loss)	0.11

Total from Investment Operations	0.09

LESS DISTRIBUTIONS FROM:
Net investment income	—
Net realized capital gains	—

Total Distributions	—

Net asset value, end of the period	$10.09

Total return(b)(c)	0.90%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(d)(e)	2.45%
Gross expenses(e)	6.33%
Net investment loss(e)	(2.34)%
Portfolio turnover rate(f)	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of operations on December 1, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Macro Fund (Consolidated*)—Class Y
	Period Ended December 31, 2014**
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.01)
Net realized and unrealized gain (loss)	0.11

Total from Investment Operations	0.10

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)
Net realized capital gains	—

Total Distributions	(0.00)

Net asset value, end of the period	$10.10

Total return(c)	1.02%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$25,523
Net expenses(d)(e)	1.45%
Gross expenses(e)	5.20%
Net investment loss(e)	(1.34)%
Portfolio turnover rate(f)	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of operations on December 1, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Managed Futures Strategy Fund (Consolidated*)—Class A
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010**
Net asset value, beginning of the period	$10.25	$9.11	$10.34	$10.61	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.16)	(0.14)	(0.14)	(0.16)	(0.07)
Net realized and unrealized gain (loss)	2.37	1.28	(1.00)	0.19 (b)	1.41

Total from Investment Operations	2.21	1.14	(1.14)	0.03	1.34

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	—	(0.09)	(0.30)	(0.33)
Net realized capital gains	(1.19)	—	—	—	(0.40)

Total Distributions	(1.48)	—	(0.09)	(0.30)	(0.73)

Net asset value, end of the period	$10.98	$10.25	$9.11	$10.34	$10.61

Total return(c)(d)	21.76%	12.51%	(11.09)%	0.25%	13.44%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$137,991	$125,903	$145,729	$312,098	$6,511
Net expenses, including interest expense(e)	1.72%	1.73%	1.73%	1.71%	1.73	%(f)
Gross expenses, including interest expense	1.76%	1.78%	1.80%	1.78%	2.78	%(f)
Net expenses, excluding interest expense(e)	1.70%	1.70%	1.70%	1.70%	1.70	%(f)
Gross expenses, excluding interest expense	1.74%	1.75%	1.77%	1.76%	2.75	%(f)
Net investment loss	(1.53)%	(1.51)%	(1.49)%	(1.47)%	(1.43	)%(f)
Portfolio turnover rate(g)	—%	—%	—%	—%	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of operations on July 30, 2010 through December 31, 2010.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Managed Futures Strategy Fund (Consolidated*)—Class C
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010**
Net asset value, beginning of the period	$10.03	$8.99	$10.25	$10.58	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.24)	(0.21)	(0.21)	(0.24)	(0.10)
Net realized and unrealized gain (loss)	2.32	1.25	(0.99)	0.19 (b)	1.40

Total from Investment Operations	2.08	1.04	(1.20)	(0.05)	1.30

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	—	(0.06)	(0.28)	(0.32)
Net realized capital gains	(1.19)	—	—	—	(0.40)

Total Distributions	(1.42)	—	(0.06)	(0.28)	(0.72)

Net asset value, end of the period	$10.69	$10.03	$8.99	$10.25	$10.58

Total return(c)(d)	21.01%	11.57%	(11.74)%	(0.51)%	13.04%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$33,945	$18,770	$21,891	$24,838	$2,357
Net expenses, including interest expense(e)	2.47%	2.48%	2.48%	2.46%	2.47	%(f)
Gross expenses, including interest expense	2.51%	2.53%	2.55%	2.56%	3.31	%(f)
Net expenses, excluding interest expense(e)	2.45%	2.45%	2.45%	2.45%	2.45	%(f)
Gross expenses, excluding interest expense	2.49%	2.50%	2.52%	2.54%	3.29	%(f)
Net investment loss	(2.28)%	(2.26)%	(2.24)%	(2.22)%	(2.17	)%(f)
Portfolio turnover rate(g)	—%	—%	—%	—%	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of operations on July 30, 2010 through December 31, 2010.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Managed Futures Strategy Fund (Consolidated*)—Class Y
	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010**
Net asset value, beginning of the period	$10.26	$9.10		$10.34	$10.60	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.14)	(0.12)		(0.12)	(0.13)	(0.06)
Net realized and unrealized gain (loss)	2.40	1.28		(1.00)	0.19 (b)	1.40

Total from Investment Operations	2.26	1.16		(1.12)	0.06	1.34

LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)	(0.00	)(c)	(0.12)	(0.32)	(0.34)
Net realized capital gains	(1.19)	—		—	—	(0.40)

Total Distributions	(1.51)	(0.00)		(0.12)	(0.32)	(0.74)

Net asset value, end of the period	$11.01	$10.26		$9.10	$10.34	$10.60

Total return(d)	22.21%	12.75%		(10.90)%	0.57%	13.39%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,363,162	$695,307		$593,013	$410,166	$49,803
Net expenses, including interest expense(e)	1.47%	1.48%		1.48%	1.46%	1.48	%(f)
Gross expenses, including interest expense	1.51%	1.53%		1.56%	1.57%	2.68	%(f)
Net expenses, excluding interest expense(e)	1.45%	1.45%		1.45%	1.45%	1.45	%(f)
Gross expenses, excluding interest expense	1.49%	1.51%		1.52%	1.56%	2.65	%(f)
Net investment loss	(1.28)%	(1.26)%		(1.24)%	(1.22)%	(1.20	)%(f)
Portfolio turnover rate(g)	—%	—%		—%	—%	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of operations on July 30, 2010 through December 31, 2010.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Tactical U.S. Market Fund—Class A
	Year Ended December 31, 2014	Period Ended December 31, 2013*
Net asset value, beginning of the period	$11.02	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.60	1.31

Total from Investment Operations	1.59	1.30

LESS DISTRIBUTIONS FROM:
Net investment income	—	—
Net realized capital gains	(0.76)	(0.28)

Total Distributions	(0.76)	(0.28)

Net asset value, end of the period	$11.85	$11.02

Total return(b)(c)	14.69%	12.96%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,089	$29
Net expenses(d)	1.40%	1.40	%(e)
Gross expenses	1.57%	2.21	%(e)
Net investment loss	(0.09)%	(0.38	)%(e)
Portfolio turnover rate	62%	13%

*	From commencement of operations on September 30, 2013 through December 31, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Tactical U.S. Market Fund—Class C
	Year Ended December 31, 2014	Period Ended December 31, 2013*
Net asset value, beginning of the period	$11.00	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.10)	(0.03)
Net realized and unrealized gain (loss)	1.59	1.31

Total from Investment Operations	1.49	1.28

LESS DISTRIBUTIONS FROM:
Net investment income	—	—
Net realized capital gains	(0.76)	(0.28)

Total Distributions	(0.76)	(0.28)

Net asset value, end of the period	$11.73	$11.00

Total return(b)(c)	13.88%	12.76%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,468	$8
Net expenses(d)	2.15%	2.15	%(e)
Gross expenses	2.33%	2.80	%(e)
Net investment loss	(0.86)%	(1.00	)%(e)
Portfolio turnover rate	62%	13%

*	From commencement of operations on September 30, 2013 through December 31, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Tactical U.S. Market Fund—Class Y
	Year Ended December 31, 2014	Period Ended December 31, 2013*
Net asset value, beginning of the period	$11.03	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.01	(0.00	)(b)
Net realized and unrealized gain (loss)	1.61	1.31

Total from Investment Operations	1.62	1.31

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	—
Net realized capital gains	(0.76)	(0.28)

Total Distributions	(0.77)	(0.28)

Net asset value, end of the period	$11.88	$11.03

Total return(c)	14.92%	13.06%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$65,042	$22,595
Net expenses(d)	1.15%	1.15	%(e)
Gross expenses	1.32%	1.93	%(e)
Net investment income (loss)	0.10%	(0.13	)%(e)
Portfolio turnover rate	62%	13%

*	From commencement of operations on September 30, 2013 through December 31, 2013.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

61  |

Notes to Financial Statements

December 31, 2014

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

ASG Global Alternatives Fund (the “Global Alternatives Fund”)

ASG Global Macro Fund (the “Global Macro Fund”)

ASG Managed Futures Strategy Fund (the “Managed Futures Strategy Fund”)

ASG Tactical U.S. Market Fund (the “Tactical U.S. Market Fund”)

The Global Macro Fund commenced operations on December 1, 2014 via contribution to the Fund by Natixis Global Asset Management, L.P. (“Natixis US”) and affiliates of $25,002,000.

Each Fund is a diversified investment company, except for Global Macro Fund, which is a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Global Alternatives Fund also offers Class N shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered exclusively through intermediaries and are primarily intended for employer-sponsored retirement plans. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for Global Alternatives Fund, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

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Global Alternatives Fund, Global Macro Fund and Managed Futures Strategy Fund invest in commodity-related instruments through ASG Global Alternatives Cayman Fund Ltd., ASG Global Macro Cayman Fund Ltd. and ASG Managed Futures Strategy Cayman Fund Ltd., wholly-owned subsidiaries (individually, a “Subsidiary” and collectively, the “Subsidiaries”) of Global Alternatives Fund, Global Macro Fund and Managed Futures Strategy Fund, respectively, organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Funds and their respective Subsidiaries with the intent that each Fund will remain the sole shareholder and primary beneficiary of its respective Subsidiary. The Subsidiaries are governed by a separate Board of Directors that is independent of the Funds’ Board of Trustees.

As of December 31, 2014, the value of each Fund’s investment in its respective Subsidiary was as follows:

Fund	Investment in Subsidiary	Percentage of Net Assets
Global Alternatives Fund	$23,526,454	0.8%
Global Macro Fund	2,668,497	10.4%
Managed Futures Strategy Fund	52,551,462	3.4%

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Consolidation.  The accompanying financial statements of Global Alternatives Fund, Global Macro Fund and Managed Futures Strategy Fund present the consolidated accounts of the Funds and their respective Subsidiaries. All interfund accounts and transactions have been eliminated in consolidation.

b.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service using market information,

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transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers. Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Broker-dealer bid prices may be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the current settlement price on the exchange on which the adviser or subadviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s Net Asset Value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

c.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income,

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non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. When a Fund enters into a forward foreign currency contract, it is required to pledge cash or high-quality securities equal to a percentage of the notional amount of the contract to the counterparty as an

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independent amount of collateral. The Funds may pledge additional collateral to the counterparty to the extent of mark-to-market losses on open contracts.

f.  Futures Contracts.  The Funds and the Subsidiaries may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund or a Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund or a Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s or a Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds and the Subsidiaries are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

g.  Due from Brokers.  Transactions and positions in certain futures and forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds or the Subsidiaries and the various broker/dealers. Due from brokers’ balances in the Statements of Assets and Liabilities for the Funds represent cash, including foreign currency, on deposit with the broker for open futures contracts and cash pledged as collateral for forward foreign currency contracts. In certain circumstances the Funds’ or the Subsidiaries’ use of cash and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

h.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the

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Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2014 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

Each Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Global Alternatives Fund, Global Macro Fund and Managed Futures Strategy Fund will each include in its taxable income its share of its Subsidiary’s current earnings and profits (including net realized gains). Any deficit generated by a Subsidiary will be disregarded for purposes of computing the Funds’ taxable income in the current period and also disregarded for all future periods.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, foreign currency gains and losses, deferred Trustees’ fees, non-deductible expenses, and Subsidiary basis adjustments. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, commissions on open futures contracts, wash sales, futures and forward foreign currency contract mark-to-market and Subsidiary basis adjustments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

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The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2014 and 2013 were as follows:

	2014 Distributions Paid From:			2013 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Global Alternatives Fund	$43,798,875	$106,652,170	$150,451,045	$98,942,838	$73,167,927	$172,110,765
Global Macro Fund	4,054	—	4,054	—	—	—
Managed Futures Strategy Fund	119,637,458	64,358,560	183,996,018	13,582	—	13,582
Tactical U.S. Market Fund	1,330,202	2,398,225	3,728,427	218,073	328,003	546,076

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Global Alternatives Fund	Global Macro Fund	Managed Futures Strategy Fund	Tactical U.S. Market Fund
Undistributed ordinary income	$52,500,671	$44,774	$33,129,504	$193,875
Undistributed capital gains	58,585,820	240,241	40,791,384	492,708

Total undistributed earnings	111,086,491	285,015	73,920,888	686,583

Post-October capital loss deferrals*	—	(151,642)	—	—

Unrealized appreciation (depreciation)	(93,210,805)	121,327	(44,260,258)	3,913,825

Total accumulated earnings	$17,875,686	$254,700	$29,660,630	$4,600,408

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31, may be deferred and treated as occurring on the first day of the following taxable year.

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2014, at value:

Global Alternatives Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments(a)	$—	$2,822,611,876	$—	$2,822,611,876
Forward Foreign Currency Contracts (unrealized appreciation)	—	14,098,719	—	14,098,719
Futures Contracts (unrealized appreciation)	39,564,404	—	—	39,564,404

Total	$39,564,404	$2,836,710,595	$—	$2,876,274,999

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(6,934,796)	$—	$(6,934,796)
Futures Contracts (unrealized depreciation)	(23,509,056)	—	—	(23,509,056)

Total	$(23,509,056)	$(6,934,796)	$—	$(30,443,852)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the year ended December 31, 2014, there were no transfers among Levels 1, 2 and 3.

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Global Macro Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments(a)	$—	$21,548,921	$—	$21,548,921
Forward Foreign Currency Contracts (unrealized appreciation)	—	380,395	—	380,395
Futures Contracts (unrealized appreciation)	515,429	—	—	515,429

Total	$515,429	$21,929,316	$—	$22,444,745

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(160,554)	$—	$(160,554)
Futures Contracts (unrealized depreciation)	(376,122)	—	—	(376,122)

Total	$(376,122)	$(160,554)	$—	$(536,676)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the period ended December 31, 2014, there were no transfers among Levels 1, 2 and 3.

Managed Futures Strategy Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments(a)	$—	$1,321,109,079	$—	$1,321,109,079
Forward Foreign Currency Contracts (unrealized appreciation)	—	9,504,167	—	9,504,167
Futures Contracts (unrealized appreciation)	59,626,295	—	—	59,626,295

Total	$59,626,295	$1,330,613,246	$—	$1,390,239,541

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Managed Futures Strategy Fund (continued)

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(1,918,274)	$		$(1,918,274)
Futures Contracts (unrealized depreciation)	(9,863,755)				(9,863,755)

Total	$(9,863,755)	$(1,918,274)		$—	$(11,782,029)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the year ended December 31, 2014, there were no transfers among Levels 1, 2 and 3.

Tactical U.S. Market Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$31,769,146	$—	$—	$31,769,146
Exchange Traded Funds	6,936,858	—	—	6,936,858
Short-Term Investments(a)	—	28,947,536	—	28,947,536

Total Investments	38,706,004	28,947,536	—	67,653,540

Futures Contracts (unrealized appreciation)	660,660	—	—	660,660

Total	$39,366,664	$28,947,536	$—	$68,314,200

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31,2014, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds used during the period include forward foreign currency contracts and futures contracts.

Global Alternatives Fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. These investments are intended to provide the Fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds. The Fund uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds, and seeks to use a variety of derivative instruments to capture such exposures in the aggregate. Under normal

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market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the year ended December 31, 2014, the Fund used long contracts on U.S. and foreign equity market indices and long and short contracts on U.S. and foreign government bonds, short-term interest rates, commodities (through investments in the Subsidiary) and foreign currencies in accordance with these objectives.

Global Macro Fund will typically use a variety of derivative instruments, including futures and forward contracts, to achieve long and short exposures to the return of global developed and emerging market equity and fixed-income securities, indices, currencies and commodities. The Fund will also use futures and currency forward positions to manage the annualized volatility of the Fund’s overall portfolio. During the period ended December 31, 2014, the Fund used long contracts on U.S. and foreign equity market indices and U.S. government bonds, and long and short contracts on foreign government bonds, commodities (through investments in the Subsidiary) and foreign currencies in accordance with these objectives.

Managed Futures Strategy Fund seeks to generate positive absolute returns over time. The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the year ended December 31, 2014, the Fund used long and short contracts on foreign equity market indices, U.S. and foreign government bonds, foreign currencies, short-term interest rates and commodities (through investments in the Subsidiary) and long and short contracts on U.S. equity market indices, to capture the exposures suggested by the quantitative investment models.

Tactical U.S. Market Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts to hedge against a decline in value of an equity security that it owns. The Fund may also use futures contracts to increase its exposure to the U.S. equity market or to manage volatility. During the year ended December 31, 2014, the Fund used long contracts on U.S. equity market indices to gain investment exposure in accordance with its objectives.

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The following is a summary of derivative instruments for Global Alternatives Fund as of December 31, 2014, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$14,098,719	$—	$14,098,719

Exchange traded asset derivatives
Interest rate contracts	$—	$20,038,488	$20,038,488
Equity contracts	—	18,922,676	18,922,676
Commodity contracts	—	603,240	603,240

Total exchange traded asset derivatives	$—	$39,564,404	$39,564,404

Total asset derivatives	$14,098,719	$39,564,404	$53,663,123

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(6,934,796)	$—	$(6,934,796)

Exchange traded liability derivatives
Interest rate contracts	$—	$(4,077,725)	$(4,077,725)
Equity contracts	—	(4,831,449)	(4,831,449)
Commodity contracts	—	(14,599,882)	(14,599,882)

Total exchange traded liability derivatives	$—	$(23,509,056)	$(23,509,056)

Total liability derivatives	$(6,934,796)	$(23,509,056)	$(30,443,852)

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Transactions in derivative instruments for Global Alternatives Fund during the year ended December 31, 2014 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[1]
Interest rate contracts	$66,503,469	$—
Foreign exchange contracts	—	71,208,738
Equity contracts	86,919,905	—
Commodity contracts	(36,133,608)	—

Total	$117,289,766	$71,208,738

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[1]
Interest rate contracts	$20,308,200	$—
Foreign exchange contracts	—	(3,553,771)
Equity contracts	(48,943,490)	—
Commodity contracts	(12,812,515)	—

Total	$(41,447,805)	$(3,553,771)

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

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The following is a summary of derivative instruments for Global Macro Fund as of December 31, 2014, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$380,395	$—	$380,395

Exchange traded asset derivatives
Interest rate contracts	$—	$75,862	$75,862
Equity contracts	—	149,012	149,012
Commodity contracts	—	290,555	290,555

Total exchange traded asset derivatives	$—	$515,429	$515,429

Total asset derivatives	$380,395	$515,429	$895,824

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(160,554)	$—	$(160,554)

Exchange traded liability derivatives
Interest rate contracts	$—	$(153,491)	$(153,491)
Equity contracts	—	(16,573)	(16,573)
Commodity contracts	—	(206,058)	(206,058)

Total exchange traded liability derivatives	$—	$(376,122)	$(376,122)

Total liability derivatives	$(160,554)	$(376,122)	$(536,676)

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Notes to Financial Statements (continued)

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Transactions in derivative instruments for Global Macro Fund during the period ended December 31, 2014 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[1]
Interest rate contracts	$(63,106)	$—
Foreign exchange contracts	—	90,082
Equity contracts	(218,161)	—
Commodity contracts	111,597	—

Total	$(169,670)	$90,082

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[1]
Interest rate contracts	$(77,629)	$—
Foreign exchange contracts	—	219,841
Equity contracts	132,439	—
Commodity contracts	84,497	—

Total	$139,307	$219,841

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

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The following is a summary of derivative instruments for Managed Futures Strategy Fund as of December 31, 2014, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$9,504,167	$—	$9,504,167

Exchange traded asset derivatives
Interest rate contracts	$—	$20,318,865	$20,318,865
Equity contracts	—	11,623,527	11,623,527
Commodity contracts	—	27,683,903	27,683,903

Total exchange traded asset derivatives	$—	$59,626,295	$59,626,295

Total asset derivatives	$9,504,167	$59,626,295	$69,130,462

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(1,918,274)	$—	$(1,918,274)

Exchange traded liability derivatives
Interest rate contracts	$—	$(1,424,104)	$(1,424,104)
Equity contracts	—	(1,735,451)	(1,735,451)
Commodity contracts	—	(6,704,200)	(6,704,200)

Total exchange traded liability derivatives	$—	$(9,863,755)	$(9,863,755)

Total liability derivatives	$(1,918,274)	$(9,863,755)	$(11,782,029)

77  |

Notes to Financial Statements (continued)

December 31, 2014

Transactions in derivative instruments for Managed Futures Strategy Fund during the year ended December 31, 2014 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[1]
Interest rate contracts	$157,662,977	$—
Foreign exchange contracts	—	31,884,369
Equity contracts	20,544,582	—
Commodity contracts	40,086,391	—

Total	$218,293,950	$31,884,369

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[1]
Interest rate contracts	$19,085,674	$—
Foreign exchange contracts	—	4,186,182
Equity contracts	(23,466,447)	—
Commodity contracts	21,074,351	—

Total	$16,693,578	$4,186,182

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

The following is a summary of derivative instruments for Tactical U.S. Market Fund as of December 31, 2014, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts
Exchange traded asset derivatives
Equity contracts	$660,660

Transactions in derivative instruments for Tactical U.S. Market Fund during the year ended December 31, 2014 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Equity contracts	$3,786,309

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Equity contracts	$82,110

|  78

Notes to Financial Statements (continued)

December 31, 2014

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2014:

Global Alternatives Fund	Forwards	Futures
Average Notional Amount Outstanding	45.49%	236.59%
Highest Notional Amount Outstanding	74.51%	511.21%
Lowest Notional Amount Outstanding	26.94%	105.36%
Notional Amount Outstanding as of December 31, 2014	48.54%	504.30%

Global Macro Fund	Forwards	Futures
Average Notional Amount Outstanding	144.00%	263.70%
Highest Notional Amount Outstanding	144.00%	263.70%
Lowest Notional Amount Outstanding	144.00%	263.70%
Notional Amount Outstanding as of December 31, 2014	144.00%	263.70%

Managed Futures Strategy Fund	Forwards	Futures
Average Notional Amount Outstanding	110.47%	845.33%
Highest Notional Amount Outstanding	247.78%	1,300.18%
Lowest Notional Amount Outstanding	25.31%	566.51%
Notional Amount Outstanding as of December 31, 2014	63.54%	769.00%

Tactical U.S. Market Fund	Futures
Average Notional Amount Outstanding	72.14%
Highest Notional Amount Outstanding	77.19%
Lowest Notional Amount Outstanding	68.87%
Notional Amount Outstanding as of December 31, 2014	72.99%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter (“OTC”) derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA

79  |

Notes to Financial Statements (continued)

December 31, 2014

agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral pledged, on the Statements of Assets and Liabilities.

As of December 31, 2014, gross amounts of OTC derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Alternatives Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$14,098,719	$(6,934,796)	$7,163,923	$—	$7,163,923	(a)

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$(6,934,796)	$6,934,796	$—	$—	$—

Global Macro Fund
Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$380,395	$(160,554)	$219,841	$—	$219,841	(a)

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$(160,554)	$160,554	$—	$—	$—

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Notes to Financial Statements (continued)

December 31, 2014

Managed Futures Strategy Fund
Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$9,504,167	$(1,918,274)	$7,585,893	$—	$7,585,893	(a)

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$(1,918,274)	$1,918,274	$—	$—	$—

(a)	In lieu of receiving cash collateral for its net exposure to the counterparty, the Fund’s unrealized gains are used to satisfy the independent amount of collateral required by the counterparty for open contracts.

The Funds are required to pledge an independent amount of collateral to the counterparty for open forward foreign currency contracts. In addition to the independent amount, the amount of collateral pledged to the counterparty is subsequently increased (for losses) or decreased (for gains) based on the change in value of the contracts, as calculated by the counterparty under the terms of the Funds’ ISDA agreements. As of December 31, 2014, amounts pledged to the counterparty (which may exceed the amounts shown in the table above) are as follows:

Fund	Independent Amount of Collateral	Increase (Decrease) for Change in Value	Required Collateral	Collateral Pledged	Excess/ (Shortfall)
Global Alternatives Fund	$32,347,750	$(11,264,719)	$21,083,031	$29,530,000	$8,446,969
Global Macro Fund	556,036	(268,957)	287,079	370,000	82,921
Managed Futures Strategy Fund	29,113,176	(12,123,653)	16,989,523	24,480,000	7,490,477

Amounts in excess or short of the required collateral amount are received or paid by the Funds on the next business day, subject to collateral thresholds and minimum transfer requirements. The ISDA agreements include a tri-party control agreement under which collateral pledged from the Fund to the broker is held for the benefit of the broker, as secured party, at a third party custodian, State Street Bank and Trust Company (“State Street Bank”). Collateral pledged to the broker is reflected in “due from brokers” on the Statements of Assets and Liabilities.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty

81  |

Notes to Financial Statements (continued)

December 31, 2014

credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2014:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net

Global Alternatives Fund
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$14,098,719	$7,163,923
Collateral pledged to UBS AG	29,530,000	29,530,000

Total over-the-counter counterparty credit risk	43,628,719	36,693,923

Exchange traded counterparty credit risk
Futures contracts	39,564,404	39,564,404
Margin with brokers	119,979,543	119,979,543

Total exchange traded counterparty credit risk	159,543,947	159,543,947

Total counterparty credit risk	$203,172,666	$196,237,870

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Notes to Financial Statements (continued)

December 31, 2014

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net

Global Macro Fund
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$380,395	$219,841
Collateral pledged to UBS AG	370,000	370,000

Total over-the-counter counterparty credit risk	750,395	589,841

Exchange traded counterparty credit risk
Futures contracts	515,429	515,429
Margin with brokers	1,770,451	1,770,451

Total exchange traded counterparty credit risk	2,285,880	2,285,880

Total counterparty credit risk	$3,036,275	$2,875,721

Managed Futures Strategy Fund
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$9,504,167	$7,585,893
Collateral pledged to UBS AG	24,480,000	24,480,000

Total over-the-counter counterparty credit risk	33,984,167	32,065,893

Exchange traded counterparty credit risk
Futures contracts	59,626,295	59,626,295
Margin with brokers	86,481,145	86,481,145

Total exchange traded counterparty credit risk	146,107,440	146,107,440

Total counterparty credit risk	$180,091,607	$178,173,333

Tactical U.S. Market Fund
Exchange traded counterparty credit risk
Futures contracts	$660,660	$660,660
Margin with brokers	1,242,615	1,242,615

Total exchange traded counterparty credit risk	$1,903,275	$1,903,275

83  |

Notes to Financial Statements (continued)

December 31, 2014

5.  Purchases and Sales of Securities.  For the year ended December 31, 2014, purchases and proceeds from sales or maturities of short-term investments were as follows:

Fund	Purchases	Sales/Maturities
Global Alternatives Fund	$72,581,972,807	$72,021,133,457
Global Macro Fund	128,928,238	107,378,210
Managed Futures Strategy Fund	29,039,353,471	28,421,189,100

For the year ended December 31, 2014, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Tactical U.S. Market Fund	$38,530,177	$15,570,093

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  AlphaSimplex Group, LLC (“AlphaSimplex”), which is a subsidiary of Natixis US, serves as investment adviser to the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets, less the net asset value of each Subsidiary, where applicable:

Fund	Percentage of Average Daily Net Assets
Global Macro Fund	1.25%
Managed Futures Strategy Fund	1.25%
Tactical U.S. Market Fund	0.80%

Global Alternatives Fund pays a management fee at an annual rate of 1.15% on the first $2 billion of the Fund’s average daily net assets (including the net asset value of the Subsidiary), and 1.10% thereafter, calculated daily and payable monthly, less the management fees paid by the Subsidiary.

AlphaSimplex also serves as investment adviser to ASG Global Alternatives Cayman Fund Ltd., ASG Global Macro Cayman Fund Ltd. and ASG Managed Futures Strategy Cayman Fund Ltd., which pay AlphaSimplex a management fee at the annual rate of 1.15%, 1.25% and 1.25%, respectively, of its average daily net assets.

AlphaSimplex has entered into a subadvisory agreement with Reich & Tang Asset Management, LLC (“Reich & Tang”) on behalf of each Fund. Under the terms of the subadvisory agreement, each Fund pays a subadvisory fee at the annual rate of 0.05% of the average daily net assets of the Funds that are allocated by AlphaSimplex to be managed by Reich & Tang, subject to a minimum annual subadvisory fee of $50,000 per Fund.

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Notes to Financial Statements (continued)

December 31, 2014

Additionally, AlphaSimplex has entered into a subadvisory agreement with NGAM Advisors (through its division, Active Investment Advisors), on behalf of Tactical U.S. Market Fund. Under the terms of the subadvisory agreement, the Fund pays a subadvisory fee at the annual rate of 0.10% of the average daily net assets of the Fund that are allocated by AlphaSimplex to be managed by NGAM Advisors.

Payments to AlphaSimplex are reduced by the amount of payments to NGAM Advisors and Reich & Tang, as described above.

AlphaSimplex has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses, including expenses of each Subsidiary, if applicable, to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2015, except for Global Macro Fund, which is in effect until April 30, 2016, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Global Alternatives Fund	1.60%	2.35%	1.30%	1.35%
Global Macro Fund	1.70%	2.45%	—	1.45%
Managed Futures Strategy Fund	1.70%	2.45%	—	1.45%
Tactical U.S. Market Fund	1.40%	2.15%	—	1.15%

AlphaSimplex shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

85  |

Notes to Financial Statements (continued)

December 31, 2014

For the year ended December 31, 2014, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Global Alternatives Fund	$32,048,055	$—	$32,048,055	1.14%	1.14%
Global Macro Fund	26,005	26,005	—	1.25%	—
Managed Futures Strategy Fund	13,764,746	380,811	13,383,935	1.25%	1.22%
Tactical U.S. Market Fund	356,808	77,408	279,400	0.80%	0.63%

[1]	Management fee waivers are subject to possible recovery until December 31, 2015.

In addition, the investment adviser reimbursed non-class specific expenses of Global Macro Fund in the amount of $51,937 for the period ended December 31, 2014. This expense reimbursement is subject to possible recovery until December 31, 2015.

For the year ended December 31, 2014, class specific expenses have been reimbursed as follows:

Fund	Reimbursement[2] Class N
Global Alternatives Fund	$67

[2]	Expense reimbursements of $14 are subject to possible recovery until December 31, 2015. See Note 6h.

No expenses were recovered for any of the Funds during the year ended December 31, 2014 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

|  86

Notes to Financial Statements (continued)

December 31, 2014

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2014, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class C		Class C
Global Alternatives Fund	$485,062	$222,760		$668,281
Global Macro Fund	20	—	*	1
Managed Futures Strategy Fund	293,576	57,375		172,125
Tactical U.S. Market Fund	2,615	1,522		4,565

*	Rounds to less than $1.

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

NGAM Advisors also provides certain administrative services to the Subsidiaries for which the Subsidiaries pay NGAM Advisors fees equal to an annual rate of 0.05% of the average daily net assets of each Subsidiary. Payments by the Funds are reduced by the amount of payments to NGAM Advisors by the Subsidiaries. In addition, NGAM Advisors and each Subsidiary contract with State Street Bank to serve as sub-administrator.

87  |

Notes to Financial Statements (continued)

December 31, 2014

For the year ended December 31, 2014, the administrative fees paid to NGAM Advisors for each Fund were as follows (exclusive of sub-administrative fees paid to State Street Bank by the Subsidiaries):

Fund	Administrative Fees Paid to NGAM Advisors
Global Alternatives Fund	$1,219,322
Global Macro Fund	889
Managed Futures Strategy Fund	475,191
Tactical U.S. Market Fund	19,240

Prior to July 1, 2014, each Fund paid NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2014, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Alternatives Fund	$1,200,995
Managed Futures Strategy Fund	1,251,746
Tactical U.S. Market Fund	29,127

|  88

Notes to Financial Statements (continued)

December 31, 2014

As of December 31, 2014, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Alternatives Fund	$14,664
Managed Futures Strategy Fund	18,377
Tactical U.S. Market Fund	724

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2014 were as follows:

Fund	Commissions
Global Alternatives Fund	$268,635
Managed Futures Strategy Fund	216,401
Tactical U.S. Market Fund	14,262

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson (except for the Chairperson of the Governance Committee) receives an additional retainer fee at an annual rate of $17,500. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

89  |

Notes to Financial Statements (continued)

December 31, 2014

Effective January 1, 2015, the chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of December 31, 2014, Natixis US and affiliates held shares of Global Alternatives Fund, Global Macro Fund, Managed Futures Strategy Fund and Tactical U.S. Market Fund representing less than 0.01%, 98.10%, less than 0.01% and 20.86% of the Fund’s net assets, respectively. Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Effective July 1, 2014, NGAM Advisors has given a binding contractual undertaking to the Global Alternatives Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through April 30, 2016 and is not subject to recovery under the expense limitation agreement described above.

For the period July 1, 2014 to December 31, 2014, NGAM Advisors reimbursed the Fund $53 for transfer agency expenses related to Class N shares.

i.  Payments by Affiliates.  For the year ended December 31, 2014, AlphaSimplex voluntarily reimbursed Global Alternatives Fund and Managed Futures Fund, $1,544 and $194, respectively, in connection with a trade placed for the Funds.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended December 31, 2014, Global Alternatives Fund incurred the following class-specific transfer agent fees and expenses:

	Class A	Class C	Class N	Class Y
Transfer Agent Fees and Expenses	$143,497	$65,995	$67	$1,880,276

Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

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Notes to Financial Statements (continued)

December 31, 2014

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Global Alternatives Fund, Managed Futures Strategy Fund and Tactical U.S. Market Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2014, none of the Funds had borrowings under this agreement.

Global Macro Fund was added as a participant in the line of credit subsequent to December 31, 2014.

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Funds’ (excluding Tactical U.S. Market Fund) investments in commodity-related instruments may subject the Funds to greater volatility than investments in other securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Global Macro Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

10.  Interest Expense.  Global Alternatives Fund and Managed Futures Strategy Fund incur interest expense on net cash and foreign currency debit balances, if any, for accounts held at brokers. Interest expense incurred for the year ended December 31, 2014 is reflected on the Statements of Operations.

11.  Concentration of Ownership.  From time to time, a fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the funds. As of December 31, 2014, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on

91  |

Notes to Financial Statements (continued)

December 31, 2014

accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of >5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Global Alternatives Fund	3	48.98%	0.00%*	48.98%
Global Macro Fund	—	—	98.10%	98.10%
Managed Futures Strategy Fund	2	23.24%	—	23.24%
Tactical U.S. Market Fund	1	55.02%	20.86%	75.88%

*	Represents less than 0.01% of the Fund’s net assets.

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements (continued)

December 31, 2014

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013*
Global Alternatives Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	10,549,922	$117,074,063	9,255,476	$105,133,683
Issued in connection with the reinvestment of distributions	808,086	8,795,307	1,078,510	12,091,299
Redeemed	(14,539,064)	(161,014,264)	(5,509,604)	(61,053,583)

Net change	(3,181,056)	$(35,144,894)	4,824,382	$56,171,399

Class C
Issued from the sale of shares	2,207,989	$23,527,887	2,213,016	$24,377,767
Issued in connection with the reinvestment of distributions	264,553	2,771,655	332,687	3,596,587
Redeemed	(2,001,060)	(21,287,783)	(1,630,903)	(17,586,855)

Net change	471,482	$5,011,759	914,800	$10,387,499

Class N
Issued from the sale of shares	— (a)	$1	90	$1,000
Issued in connection with the reinvestment of distributions	5	57	5	61
Redeemed	—	—	—	—

Net change	5	$58	95	$1,061

Class Y
Issued from the sale of shares	121,806,162	$1,366,499,501	136,977,976	$1,571,204,245
Issued in connection with the reinvestment of distributions	5,800,398	64,201,320	7,103,742	79,970,492
Redeemed	(69,706,045)	(780,169,177)	(47,757,768)	(536,877,032)

Net change	57,900,515	$650,531,644	96,323,950	$1,114,297,705

Increase (decrease) from capital share transactions	55,190,946	$620,398,567	102,063,227	$1,180,857,664

*	From commencement of Class operations on May 1, 2013 through December 31, 2013 for Class N shares.
(a)	Amount rounds to less than one share.

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Notes to Financial Statements (continued)

December 31, 2014

12.  Capital Shares (continued).

	Period Ended December 31, 2014*
Global Macro Fund	Shares	Amount
Class A
Issued from the sale of shares	22,757	$225,501
Issued in connection with the reinvestment of distributions	1	12
Redeemed	(1,094)	(11,012)

Net change	21,664	$214,501

Class C
Issued from the sale of shares	100	$1,001
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	100	$1,001

Class Y
Issued from the sale of shares	2,527,338	$25,273,001
Issued in connection with the reinvestment of distributions	400	4,042
Redeemed	—	—

Net change	2,527,738	$25,277,043

Increase (decrease) from capital share transactions	2,549,502	$25,492,545

*	From commencement of operations on December 1, 2014 through December 31, 2014.

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Notes to Financial Statements (continued)

December 31, 2014

12.  Capital Shares (continued).

	Year Ended December 31, 2014		Year Ended December 31, 2013
Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	7,926,341	$85,835,159	5,560,803	$53,140,778
Issued in connection with the reinvestment of distributions	1,409,586	15,334,925	—	—
Redeemed	(9,059,693)	(96,168,941)	(9,269,437)	(88,138,943)

Net change	276,234	$5,001,143	(3,708,634)	$(34,998,165)

Class C
Issued from the sale of shares	1,508,317	$15,998,285	668,726	$6,337,507
Issued in connection with the reinvestment of distributions	246,210	2,613,508	—	—
Redeemed	(448,720)	(4,552,344)	(1,233,925)	(11,633,458)

Net change	1,305,807	$14,059,449	(565,199)	$(5,295,951)

Class Y
Issued from the sale of shares	68,198,054	$730,964,650	37,299,578	$357,017,117
Issued in connection with the reinvestment of distributions	13,546,753	148,000,892	1,192	12,231
Redeemed	(25,644,666)	(275,398,393)	(34,714,808)	(330,050,675)

Net change	56,100,141	$603,567,149	2,585,962	$26,978,673

Increase (decrease) from capital share transactions	57,682,182	$622,627,741	(1,687,871)	$(13,315,443)

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Notes to Financial Statements (continued)

December 31, 2014

12.  Capital Shares (continued).

	Year Ended December 31, 2014		Period Ended December 31, 2013*
Tactical U.S. Market Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	295,712	$3,496,801	2,909	$29,541
Issued in connection with the reinvestment of distributions	9,178	110,542	63	697
Redeemed	(46,700)	(538,192)	(375)	(4,095)

Net change	258,190	$3,069,151	2,597	$26,143

Class C
Issued from the sale of shares	120,966	$1,405,317	665	$7,001
Issued in connection with the reinvestment of distributions	5,761	68,239	17	183
Redeemed	(2,311)	(27,368)	—	—

Net change	124,416	$1,446,188	682	$7,184

Class Y
Issued from the sale of shares	3,953,299	$45,963,032	2,016,489	$20,544,458
Issued in connection with the reinvestment of distributions	298,226	3,511,746	49,426	542,699
Redeemed	(825,607)	(9,910,677)	(16,997)	(185,859)

Net change	3,425,918	$39,564,101	2,048,918	$20,901,298

Increase (decrease) from capital share transactions	3,808,524	$44,079,440	2,052,197	$20,934,625

*	From commencement of operations on September 30, 2013 through December 31, 2013.

|  96

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust II and Shareholders of ASG Global Alternatives Fund, ASG Global Macro Fund, ASG Managed Futures Strategy Fund, and ASG Tactical U.S. Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ASG Global Alternatives Fund (Consolidated), ASG Global Macro Fund (Consolidated), ASG Managed Futures Strategy Fund (Consolidated) and ASG Tactical U.S. Market Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”), at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2015

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2014 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended December 31, 2014, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Tactical U.S. Market Fund	27.36%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2014.

Fund	Amount
Global Alternatives Fund	$106,652,170
Managed Futures Strategy Fund	64,358,560
Tactical U.S. Market Fund	2,398,225

Qualified Dividend Income. For the fiscal year ended December 31, 2014, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2014, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Tactical U.S. Market Fund	29.95%

|  98

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

99  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  100

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the boards of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 1993 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

101  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  102

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2003	Chairman and Chief Executive Officer (formerly, President), Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”).

[3]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

|  104

ANNUAL REPORT

December 31, 2014

Gateway Equity Call Premium Fund

Loomis Sayles Strategic Alpha Fund

Portfolio Review page 1

Portfolio of Investments page 14

Financial Statements page  47

Notes to Financial Statements page 57

GATEWAY EQUITY CALL PREMIUM FUND

Managers	Symbols
Daniel M. Ashcraft, CFA®	Class A GCPAX
Michael T. Buckius, CFA®	Class C GCPCX
Kenneth H. Toft, CFA®	Class Y GCPYX
Gateway Investment Advisors, LLC

Objective

Seeks total return with less risk than U.S. equity markets.

Market Conditions

From the September 30, 2014 inception date of the Gateway Equity Call Premium Fund, through December 31, 2014, the S&P 500® Index returned 4.93%. This period was the most volatile of the year for equity markets, and included two periods of sharp losses followed by quick recoveries as macroeconomic factors remained the key drivers of the market’s ups and downs. The period began with a broad equity market decline that was a continuation and acceleration of the downturn that began in the third week of September. Equity market losses were driven by multiple factors, including fear of a spreading Ebola virus and indications of slowing global growth. The downturn came to an end in mid-October as a recovery was sparked by the European Central Bank’s announcement of a potential quantitative easing (QE) program. The recovery then gained momentum as the Bank of Japan followed suit with a similar announcement.

Equity market gains were extended through November and into December as domestic corporate earnings announcements were strong and a drop in energy prices was seen as consumer-friendly. By early December, however, the decline in oil prices was perceived as an indicator of falling global demand and an increased risk of deflation. This shift in sentiment was the primary driver of a decline in the S&P 500® Index that came to an end on December 16. Reassuring comments from the Federal Reserve (the Fed) regarding interest rates were enough to spark a year-end recovery, and the S&P 500® Index ended the year just below its all-time high. The Chicago Board Options Exchange (“CBOE”) Volatility Index (the “VIX”) tracked this market volatility closely; however, its average of 16.07 for the period was well below its long-term historical average of 20.

The Fund’s benchmark, the CBOE S&P 500® BuyWrite Index (the “BXMSM”), had a return of -0.82% for the September 30-December 31, 2014 period. It is unusual for the BXM to have a negative return over a quarter when the S&P 500® Index is positive. This index call-writing benchmark had significant participation in the losses experienced by the S&P 500® Index, but only partial participation in the period’s largest recovery. This pattern was primarily a result of the BXM’s construction methodology, which dictates when it buys and sells its single monthly index call option. The BXM’s index call option selling happened to be at specific times when the VIX, and therefore the call premiums, were low.

1  |

Performance Results

From its September 30, 2014 inception date through December 31, 2014, Class A shares of Gateway Equity Call Premium Fund returned 0.00% at net asset value. The Fund outperformed its benchmark, the CBOE S&P 500® BuyWrite Index (BXMSM),, which returned -0.82%.

Explanation of Fund Performance

The Fund seeks to generate returns by selling at- and near-the-money index call options against the full value of its underlying equity portfolio. The steady cash flow from call-option writing is intended to be an important source of the Fund’s return, although it reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The index call options written by the Fund often have similar characteristics to the index call option present in the BXM at any given time. However, unlike the BXM, the Fund employs an active strategy that gives its management team discretion to diversify expiration dates and strike prices across a portfolio of index call options, and to opportunistically pursue attractive call premiums while maintaining a relatively consistent risk profile. Though collecting premiums from writing index call options will allow the Fund to generate a return when the index advances, call option positions that expire or are closed out when the index is well above an option’s strike price may generate realized losses. As such, most of the realized losses from index call options occurred during the sharp index advance in the middle of the fourth quarter. An index option is described as being at-the-money when the price of the underlying index is the same as the option’s strike price.

From the Fund’s inception through December 31, 2014, the active index call writing strategy used by the Fund resulted in higher call premiums received when the VIX was relatively elevated. In addition, the Fund’s management team cautiously adjusted index call strike prices upwards during the market’s strong rally from mid-October to early December. These active decisions helped the Fund outperform the BXM during the market’s declines, as well as deliver a higher return during the market’s strongest advance.

Outlook

The coming year appears to include a mix of opportunity and risk. There is meaningful potential for both implied and realized volatility to increase. Contributors to a potential elevation of VIX levels include market anxiety over the Fed’s moves to normalize monetary policy and raise interest rates; de-synchronization of policies across the world’s central banks, with a restrictive Fed as the most likely outlier; and ongoing geopolitical risks, including both Russia and the Middle East.

In the absence of a significant downside event, higher market volatility does not preclude attractive equity returns given reasonable market valuations and continuing domestic economic improvement. In contrast to favorable scenarios for equity market returns, investors appear unlikely to experience attractive returns from fixed-income investments, particularly the high quality variety, given very low interest rates.

Strong market results, including six straight calendar years of positive returns for most broad market equity indexes and the absence of a 10% correction in the S&P 500® Index

|  2

GATEWAY EQUITY CALL PREMIUM FUND

since 2011, have made a growing number of investors comfortable with equities. The Fund’s investment management team continues to maintain a market agnostic posture, seeking to benefit from return-generating index call option premiums. As investors become more sensitive to the rewards of risk management, we believe they may develop a greater appreciation for the way in which the Fund’s low volatility equity profile aligns with their long-term objectives.

Total Returns — December 31, 20144

Life of Fund

Class A (Inception 9/30/14)
NAV	0.00%
With 5.75% Maximum Sales Charge	-5.75

Class C (Inception 9/30/14)
NAV	-0.12
With CDSC[1]	-1.11

Class Y (Inception 9/30/14)
NAV	0.13

Comparative Performance
CBOE S&P 500 BuyWrite Index (BXMSM)[2]	-0.82
S&P 500® Index[3]	4.93

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The CBOE S&P 500 BuyWrite Index (BXMSM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3  |

LOOMIS SAYLES STRATEGIC ALPHA FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A LABAX
Kevin P. Kearns	Class C LABCX
Todd P. Vandam, CFA®	Class Y LASYX
Loomis, Sayles & Company, L.P.

Objective

Seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital. The secondary goal of the Fund is to achieve these returns with relatively low volatility.

Market Conditions

U.S. Treasury yields moved steadily lower during the year. The yield on the 10-year Treasury note declined 87 basis points to 2.17%, and the 30-year Treasury bond declined 121 basis points to 2.75%. Improvements in the economy, which led to the end of quantitative easing (QE) in the United States, were offset by geopolitical worries, including events in Ukraine and Iraq and the decline in oil prices. U.S. Treasury volatility, as measured by the Merrill Option Volatility Estimate (MOVE) Index, increased throughout the year.

After experiencing multi-year lows in June, credit spreads (the yield differences between Treasury and non-Treasury bonds of similar maturity) widened through the fourth quarter and finished the year near recent highs. High yield spreads remained elevated following two market volatility spikes late in the year. As yields fell during the year, investment grade corporates were able to outperform high yield corporates, which experienced greater price sensitivity due to their longer duration. Demand for European investment grade corporates strengthened as the year progressed, as spreads priced in the potential for further easing from the European Central Bank (ECB).

The U.S. dollar staged a massive rally during the year, largely driven by diverging growth and interest rate projections for the United States compared with the rest of the world. Increasingly accommodative central bank policies from the Bank of Japan and the ECB caused the yen and euro to fall by approximately 12% each versus the U.S. dollar. Falling oil prices also pressured the currencies of commodity exporters in developed and emerging markets, with the Russian ruble, Colombian peso and Norwegian krone hit the hardest. In addition, political tensions placed increased pressure on Eastern European currencies.

Performance Results

For the 12 months ended December 31, 2014, Class A shares of Loomis Sayles Strategic Alpha Fund returned 2.24% at net asset value. The Fund outperformed its benchmark, the 3-month London Interbank Offered Rate (LIBOR), which returned 0.23%. The Fund follows an absolute return strategy and is not managed to an index.

|  4

LOOMIS SAYLES STRATEGIC ALPHA FUND

Explanation of Fund Performance

The Fund’s positive performance was diversified across several sectors, with the majority of return generated from securitized credits, investment grade corporates, and currency positioning. In addition, the Fund’s exposure to convertibles and dividend-paying equities supported overall results. Duration management tools were used to shorten the portfolio’s duration and detracted from results as we were expecting higher yields driven by the stronger U.S. economic data.

The Fund’s securitized holdings, particularly non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), generated positive return in 2014. Despite the slowdown in the U.S. real estate market recovery during the second half of the year, the yield advantage in these asset classes attained earlier in the year benefited return. The Fund’s currency positioning also aided performance, as the U.S. dollar continued to strengthen amid diverging monetary policies. As a result, some of the Fund’s short currency positions, namely in the Mexican peso, Japanese yen and Colombian peso, aided performance. Elsewhere, the Fund’s investment grade corporate bonds lifted performance despite the fact that U.S. spreads widened during the second half of the year. Sustained demand for corporates and flat spreads among euro investment grade securities due to the potential for further ECB easing buoyed return, particularly from selected holdings in the banking, electric, and communication industries. The Fund’s convertible securities also aided performance, benefiting from the uptick in equity markets. Selected holdings in the technology and consumer non-cyclical industries performed well, as did the Fund’s dividend-paying equities, particularly consumer non-cyclical and communication categories.

Meanwhile, in an attempt to protect against downside equity risk, the Fund held short positions in S&P 500® E-mini futures, a hedge for the Fund’s convertible bond and equity positions. These positions weighed on performance. In addition, the Fund’s duration management tools, including the use of interest rate futures and swaptions (options on interest rate swaps), detracted from performance. Short positions on the 10-year Treasury note were the most notable laggards, as the intermediate-to-long end of the U.S. yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) flattened during the year. Credit default swaps (CDS) and credit default swaps on indices (CDX) were used for emerging market, high yield and investment grade exposure. These positions also weighed on return. The Fund used currency forwards to hedge long positions in local currencies or tactically to short specific currencies; both strategies supported results.

Outlook

We continue to temper our assessment of the rate environment. We believe the 10-year U.S. Treasury note will rise slowly in 2015 and reach 3% by year-end. Longer-term, most investors expect the Federal Reserve (the Fed) to raise rates in anticipation of rising wages. The ultimate pace of the Fed’s rate hikes should rest on three factors: the pace of wage growth, significant deviations from their inflation forecasts, and changes in financial conditions as a result of Fed tightening. Furthermore, there is potential for increased rate volatility as the market digests the date and pace of future rate hikes.

5  |

The United States is in the expansion phase of its credit cycle (a cyclical pattern that follows credit availability and corporate health). U.S. credit spreads have widened from historical tights due to falling oil prices, and perhaps, deteriorating corporate health. As a result, spreads look cheaper with potential for pockets of value. The global bond market remains challenging, as desynchronized recoveries among major economies should extend the global economic recovery and keep inflation low.

Among emerging markets, large economies such as China, Brazil and Russia are facing much slower growth, reversing the improving trends of the past. Geopolitical risks continue to increase with turmoil in the Middle East, Eastern Europe and East Asia. However, improving growth in the developed world should be a positive factor for emerging markets. In addition, slow growth in Europe and the potential for enhanced liquidity measures from the ECB could provide support to the higher-yielding emerging markets.

Regarding currency, we expect the dollar’s strength to continue, given the relative strength of the U.S. economy. We also expect the Mexican peso to appreciate due to the reforms the country is implementing. Finally, as the ECB and Bank of Japan continue to reflate their economies with easy monetary conditions, we believe the euro and yen will depreciate further.

Growth of $10,000 Investment in Class A Shares4

December 15, 2010 (inception) through December 31, 2014

See notes to chart on page 7.

|  6

LOOMIS SAYLES STRATEGIC ALPHA FUND

Average Annual Total Returns — December 31, 20144

	1 Year	Life of Fund

Class A (Inception 12/15/10)
NAV	2.24%	2.79%
With 4.50% Maximum Sales Charge	-2.32	1.63

Class C (Inception 12/15/10)
NAV	1.47	2.00
With CDSC[1]	0.48	2.00

Class Y (Inception 12/15/10)
NAV	2.52	3.03

Comparative Performance
3-Month LIBOR[2]	0.23	0.32
3-Month LIBOR + 300 basis points[3]	3.28	3.38

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate at which a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	3-Month LIBOR +300 basis points is created by adding 3.00% to the annual percentage change of the 3-Month LIBOR.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

7  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived form third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Loomis Sayles Strategic Alpha Fund voted proxies relating to portfolio securities during the 12-months ended June 30, 2014 is available on the Fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  8

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2014 through December 31, 2014. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

9  |

GATEWAY EQUITY CALL PREMIUM FUND	BEGINNING ACCOUNT VALUE 7/1/2014[1]	ENDING ACCOUNT VALUE 12/31/2014	EXPENSES PAID DURING PERIOD 7/1/2014[1] – 12/31/2014
Class A
Actual	$1,000.00	$1,000.00	$3.02	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	*
Class C
Actual	$1,000.00	$998.80	$4.91	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91	*
Class Y
Actual	$1,000.00	$1,001.30	$2.40	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95% and 0.95% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

1	Fund commenced operations on September 30, 2014. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95% and 0.95% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (92), divided by 365 (to reflect the partial period).

LOOMIS SAYLES STRATEGIC ALPHA FUND	BEGINNING ACCOUNT VALUE 7/1/2014	ENDING ACCOUNT VALUE 12/31/2014	EXPENSES PAID DURING PERIOD* 7/1/2014 – 12/31/2014
Class A
Actual	$1,000.00	$1,000.90	$5.50
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55
Class C
Actual	$1,000.00	$996.90	$9.31
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40
Class Y
Actual	$1,000.00	$1,002.40	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

*	Expenses are equal to the Fund’s annualized expense ratio: 1.09%, 1.85% and 0.85% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  10

BOARD APPROVAL OF THE INITIAL

ADVISORY AGREEMENT

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve for a two-year term any new investment advisory and sub-advisory agreements for a registered investment company, including newly formed funds such as the Gateway Equity Call Premium Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved the proposed investment advisory agreement (the “Agreement”) for the Fund at an in-person meeting held on September 12, 2014.

In connection with this review, Fund management and other representatives of the Fund’s adviser, Gateway Investment Advisers, LLC (the “Adviser”), distributed to the Trustees materials including, among other items, (i) information on the proposed advisory fees and other expenses to be charged to the Fund, including information comparing the Fund’s expenses to those of peer groups of funds and information on fees charged to other accounts advised or sub-advised by the Adviser and the proposed expense cap, (ii) the Fund’s investment objective and strategies, (iii) the size, education and experience of the Adviser’s investment staff and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Fund’s shares, (v) the procedures proposed to be employed to determine the value of the Fund’s assets, (vi) the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about the Adviser’s performance, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. The Trustees also considered the fact that they oversee other funds advised by the Adviser as well as information about the Adviser they had received in connection with their oversight of those other funds. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser.

In considering whether to initially approve the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving weight to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below:

The nature, extent and quality of the services to be provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and its affiliates to the Fund, and the resources to be dedicated to the Fund by the Adviser and its affiliates. The Trustees considered their experience with other funds advised by the Adviser, as well as the affiliation between the Adviser and Natixis Global Asset Management, L.P. (“Natixis US”), whose affiliates provide investment advisory services to other funds in the same family of mutual funds. In this regard, the Trustees considered not

11  |

only the advisory services proposed to be provided by the Adviser to the Fund, but also the monitoring and administrative services proposed to be provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the scope of the services to be provided to the Fund under the Agreement seemed consistent with the Fund’s operational requirements, and that the Adviser had the capabilities, resources and personnel necessary to provide the advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreement supported approval of the Agreement.

Investment performance of the Fund and the Adviser. Because the Fund had not yet commenced operations, performance information for the Fund was not considered; however, the Board considered the performance of other funds and accounts managed by the Adviser, including accounts managed in accordance with the Fund’s proposed strategies.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that these relevant factors supported approval of the Agreement.

The costs of the services to be provided by the Adviser and its affiliates from its relationship with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreement, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the Fund’s share classes with the fees and expenses of comparable share classes of comparable funds identified by the Adviser, as well as information about differences in such fees. In evaluating the fees charged to such comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage, and the greater regulatory costs associated with the management of, mutual fund assets. In evaluating the Fund’s proposed advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund and the need for the Adviser to offer competitive compensation. The Trustees also noted that the Fund would have an expense cap in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Adviser’s affiliates.

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information

|  12

provided in court cases in which adviser profitability was an issue, the estimated expense level of the Fund, and that the Fund would be subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fees and expenses proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreement.

Economies of scale. The Trustees considered the extent to which the Adviser may realize economies of scale or other efficiencies in managing the Fund, and whether those economies could be shared with the Fund through breakpoints in the advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Fund will be subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The compliance-related resources the Adviser and its affiliates would provide to the Fund.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, the benefits to Natixis US, NGAM Advisors and the Adviser of being able to offer “alternative” products in the Natixis family of funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the Natixis organization from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreement should be approved.

13  |

Portfolio of Investments – as of December 31, 2014

Gateway Equity Call Premium Fund

Shares	Description	Value (†)
Common Stocks — 95.1% of Net Assets
	Aerospace & Defense — 2.8%
355	B/E Aerospace, Inc.(b)(c)	$20,597
895	Boeing Co. (The)(d)	116,332
634	General Dynamics Corp.(d)	87,251
1,067	Honeywell International, Inc.(d)	106,615
292	KLX, Inc.(b)(c)	12,045
437	Lockheed Martin Corp.(d)	84,153
163	Precision Castparts Corp.(c)	39,263
1,043	United Technologies Corp.(d)	119,945

		586,201

	Air Freight & Logistics — 1.0%
504	FedEx Corp.(d)	87,525
1,061	United Parcel Service, Inc., Class B(d)	117,951

		205,476

	Auto Components — 0.6%
1,191	Johnson Controls, Inc.(d)	57,573
524	Lear Corp.(d)	51,394
206	TRW Automotive Holdings Corp.(b)(c)	21,187

		130,154

	Automobiles — 0.4%
2,106	General Motors Co.(d)	73,520

	Banks — 5.9%
1,093	Banco Santander S.A., Sponsored ADR(c)	9,105
12,476	Bank of America Corp.(d)	223,196
3,741	Citigroup, Inc.(d)	202,425
1,107	Comerica, Inc.(c)	51,852
3,035	Fifth Third Bancorp(d)	61,838
472	First Republic Bank(c)	24,601
6,453	Huntington Bancshares, Inc.(d)	67,886
4,154	JPMorgan Chase & Co.(d)	259,957
1,358	SunTrust Banks, Inc.(d)	56,900
5,221	Wells Fargo & Co.(d)	286,215

		1,243,975

	Beverages — 1.9%
4,818	Coca-Cola Co. (The)(d)	203,416
1,957	PepsiCo, Inc.(d)	185,054

		388,470

	Biotechnology — 2.9%
300	Alexion Pharmaceuticals, Inc.(b)(d)	55,509
948	Amgen, Inc.(d)	151,007
293	Biogen Idec, Inc.(b)(d)	99,459
1,114	Celgene Corp.(b)(d)	124,612
1,884	Gilead Sciences, Inc.(b)(d)	177,586

		608,173

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2014

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Building Products — 0.2%
789	Fortune Brands Home & Security, Inc.(c)	$35,718

	Capital Markets — 2.2%
562	Ameriprise Financial, Inc.(d)	74,325
1,751	Bank of New York Mellon Corp. (The)(d)	71,038
200	BlackRock, Inc.(d)	71,512
576	Goldman Sachs Group, Inc. (The)(d)	111,646
2,133	Morgan Stanley(d)	82,760
376	Raymond James Financial, Inc.(c)	21,541
472	SEI Investments Co.(c)	18,899
530	TD Ameritrade Holding Corp.(c)	18,963

		470,684

	Chemicals — 2.3%
110	Agrium, Inc.(c)	10,419
396	Air Products & Chemicals, Inc.(c)	57,115
295	Ashland, Inc.(d)	35,329
312	Celanese Corp., Series A(c)	18,708
1,505	Huntsman Corp.(d)	34,284
556	International Flavors & Fragrances, Inc.(d)	56,356
706	Monsanto Co.(d)	84,346
390	PPG Industries, Inc.(d)	90,148
591	Praxair, Inc.(d)	76,570
291	Rockwood Holdings, Inc.(c)	22,931

		486,206

	Commercial Services & Supplies — 0.3%
1,214	Waste Management, Inc.(d)	62,302

	Communications Equipment — 1.5%
6,234	Cisco Systems, Inc.(d)	173,399
1,960	QUALCOMM, Inc.(d)	145,687

		319,086

	Construction & Engineering — 0.1%
488	Chicago Bridge & Iron Co.(c)	20,486

	Consumer Finance — 1.3%
672	Ally Financial, Inc.(b)(d)	15,873
1,135	American Express Co.(d)	105,600
749	Capital One Financial Corp.(d)	61,830
951	Discover Financial Services(d)	62,281
608	Synchrony Financial(b)(c)	18,088

		263,672

	Containers & Packaging — 0.3%
627	Crown Holdings, Inc.(b)(c)	31,914
468	Packaging Corp. of America(d)	36,528

		68,442

	Diversified Financial Services — 1.5%
2,074	Berkshire Hathaway, Inc., Class B(b)(d)	311,411

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2014

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Diversified Telecommunication Services — 2.2%
5,732	AT&T, Inc.(d)	$192,538
1,269	CenturyLink, Inc.(d)	50,227
4,727	Verizon Communications, Inc.(d)	221,129

		463,894

	Electric Utilities — 1.6%
1,983	American Electric Power Co., Inc.(d)	120,408
738	OGE Energy Corp.(c)	26,184
2,706	PPL Corp.(d)	98,309
1,727	Southern Co. (The)(d)	84,813

		329,714

	Electrical Equipment — 0.7%
1,607	Emerson Electric Co.(d)	99,200
813	Sensata Technologies Holding NV(b)(d)	42,609

		141,809

	Electronic Equipment, Instruments & Components — 0.2%
680	Avnet, Inc.(d)	29,254
1,539	Flextronics International Ltd.(b)(c)	17,206

		46,460

	Energy Equipment & Services — 0.8%
1,371	National Oilwell Varco, Inc.(d)	89,842
813	Oceaneering International, Inc.(d)	47,813
2,309	Seadrill Ltd.(c)	27,569

		165,224

	Food & Staples Retailing — 2.4%
673	Costco Wholesale Corp.(d)	95,398
1,591	CVS Health Corp.(d)	153,229
1,018	Sysco Corp.(c)	40,404
1,510	Wal-Mart Stores, Inc.(d)	129,679
1,216	Walgreens Boots Alliance, Inc.(d)	92,659

		511,369

	Food Products — 1.5%
381	Bunge Ltd.(d)	34,637
1,338	General Mills, Inc.(d)	71,356
885	Kellogg Co.(c)	57,914
990	Kraft Foods Group, Inc.(c)	62,033
2,399	Mondelez International, Inc., Class A(d)	87,144

		313,084

	Gas Utilities — 0.3%
1,906	UGI Corp.(d)	72,390

	Health Care Equipment & Supplies — 1.9%
2,025	Abbott Laboratories(d)	91,166
897	Covidien PLC(d)	91,745
269	Halyard Health, Inc.(b)(d)	12,231
1,612	Medtronic, Inc.(c)	116,386

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2014

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Health Care Equipment & Supplies — continued
278	ResMed, Inc.(c)	$15,585
657	Zimmer Holdings, Inc.(d)	74,517

		401,630

	Health Care Providers & Services — 2.3%
852	Anthem, Inc.(d)	107,071
1,083	Express Scripts Holding Co.(b)(d)	91,697
403	McKesson Corp.(d)	83,655
608	Omnicare, Inc.(d)	44,341
1,585	UnitedHealth Group, Inc.(d)	160,228

		486,992

	Hotels, Restaurants & Leisure — 1.5%
530	Las Vegas Sands Corp.(c)	30,825
1,256	McDonald’s Corp.(d)	117,687
1,172	Starbucks Corp.(d)	96,162
868	Yum! Brands, Inc.(d)	63,234

		307,908

	Household Durables — 0.5%
778	Jarden Corp.(b)(d)	37,250
1,503	Leggett & Platt, Inc.(d)	64,043

		101,293

	Household Products — 2.1%
370	Church & Dwight Co., Inc.(c)	29,160
726	Clorox Co. (The)(d)	75,656
614	Kimberly-Clark Corp.(d)	70,942
2,843	Procter & Gamble Co. (The)(d)	258,969

		434,727

	Industrial Conglomerates — 2.2%
1,067	3M Co.(d)	175,329
11,058	General Electric Co.(d)	279,436

		454,765

	Insurance — 1.9%
1,027	Arch Capital Group Ltd.(b)(c)	60,696
1,108	Chubb Corp. (The)(d)	114,645
750	Cincinnati Financial Corp.(c)	38,873
1,378	Lincoln National Corp.(d)	79,469
1,075	Prudential Financial, Inc.(d)	97,244

		390,927

	Internet & Catalog Retail — 1.3%
456	Amazon.com, Inc.(b)(d)	141,520
450	Liberty Interactive Corp., Class A(b)(c)	13,239
507	Liberty Ventures, Series A(b)(c)	19,124
78	Priceline Group, Inc. (The)(b)(d)	88,936

		262,819

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2014

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Internet Software & Services — 3.1%
239	Alibaba Group Holding Ltd., Sponsored ADR(b)(c)	$24,842
2,514	Facebook, Inc., Class A(b)(d)	196,142
430	Google, Inc., Class A(b)(d)	228,184
228	Google, Inc., Class C(b)(c)	120,019
1,487	Yahoo!, Inc.(b)(d)	75,108

		644,295

	IT Services — 2.8%
905	Accenture PLC, Class A(d)	80,825
1,030	International Business Machines Corp.(d)	165,253
1,350	MasterCard, Inc., Class A(d)	116,316
1,475	Paychex, Inc.(d)	68,101
629	Visa, Inc., Class A(d)	164,924

		595,419

	Leisure Products — 0.1%
193	Polaris Industries, Inc.(c)	29,189

	Life Sciences Tools & Services — 0.4%
73	Illumina, Inc.(b)(c)	13,474
599	Thermo Fisher Scientific, Inc.(d)	75,049

		88,523

	Machinery — 1.6%
1,060	Caterpillar, Inc.(d)	97,022
630	Colfax Corp.(b)(c)	32,489
527	Cummins, Inc.(d)	75,978
1,238	Ingersoll-Rand PLC(d)	78,477
717	Trinity Industries, Inc.(d)	20,083
202	WABCO Holdings, Inc.(b)(c)	21,165

		325,214

	Media — 3.8%
966	CBS Corp., Class B(c)	53,458
3,050	Comcast Corp., Class A(d)	176,931
706	DIRECTV(b)(d)	61,210
449	Time Warner Cable, Inc.(d)	68,275
1,119	Time Warner, Inc.(d)	95,585
2,502	Twenty-First Century Fox, Inc., Class A(d)	96,089
790	Viacom, Inc., Class B(d)	59,448
1,909	Walt Disney Co. (The)(d)	179,809

		790,805

	Metals & Mining — 0.2%
1,509	Freeport-McMoRan, Inc.(c)	35,250

	Multi-Utilities — 1.2%
1,249	Alliant Energy Corp.(d)	82,959
1,439	PG&E Corp.(d)	76,612
2,072	Public Service Enterprise Group, Inc.(d)	85,801

		245,372

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2014

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Multiline Retail — 0.8%
943	Nordstrom, Inc.(d)	$74,865
1,100	Target Corp.(d)	83,501

		158,366

	Oil, Gas & Consumable Fuels — 6.8%
849	Apache Corp.(c)	53,207
1,888	California Resources Corp.(b)(c)	10,403
948	Canadian Natural Resources Ltd.(d)	29,274
2,289	Chevron Corp.(d)	256,780
309	Concho Resources, Inc.(b)(c)	30,823
868	Continental Resources, Inc.(b)(d)	33,296
1,146	Devon Energy Corp.(c)	70,147
2,603	Encana Corp.(d)	36,104
4,838	Exxon Mobil Corp.(d)	447,273
703	HollyFrontier Corp.(c)	26,348
2,121	Marathon Oil Corp.(d)	60,003
943	Noble Energy, Inc.(c)	44,726
1,209	Occidental Petroleum Corp.(d)	97,458
1,250	Phillips 66(d)	89,625
416	Pioneer Natural Resources Co.(d)	61,922
1,540	Spectra Energy Corp.(c)	55,902
436	Whiting Petroleum Corp.(b)(c)	14,388

		1,417,679

	Paper & Forest Products — 0.3%
1,058	International Paper Co.(d)	56,688

	Pharmaceuticals — 6.0%
2,096	AbbVie, Inc.(d)	137,162
392	Actavis PLC(b)(d)	100,905
407	Allergan, Inc.(d)	86,524
1,974	Bristol-Myers Squibb Co.(d)	116,525
1,314	Eli Lilly & Co.(d)	90,653
3,046	Johnson & Johnson(d)	318,520
3,240	Merck & Co., Inc.(d)	184,000
6,870	Pfizer, Inc.(d)	214,000

		1,248,289

	Professional Services — 0.1%
302	Manpowergroup, Inc.(d)	20,587

	REITs – Apartments — 0.5%
310	Essex Property Trust, Inc.(d)	64,046
1,339	UDR, Inc.(c)	41,268

		105,314

	REITs – Diversified — 0.9%
802	American Tower Corp.(d)	79,278
805	Crown Castle International Corp.(d)	63,354
2,752	Duke Realty Corp.(d)	55,590

		198,222

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2014

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	REITs – Mortgage — 0.2%
1,400	American Capital Agency Corp.(d)	$30,562
1,834	Annaly Capital Management, Inc.(c)	19,826

		50,388

	REITs – Office Property — 0.2%
391	SL Green Realty Corp.(c)	46,537

	REITs – Shopping Centers — 0.3%
3,016	DDR Corp.(c)	55,374

	REITs – Single Tenant — 0.1%
617	Realty Income Corp.(c)	29,437

	REITs – Storage — 0.2%
781	Extra Space Storage, Inc.(d)	45,798

	Road & Rail — 1.4%
2,029	CSX Corp.(d)	73,511
250	J.B. Hunt Transport Services, Inc.(c)	21,062
572	Norfolk Southern Corp.(d)	62,697
1,176	Union Pacific Corp.(d)	140,097

		297,367

	Semiconductors & Semiconductor Equipment — 2.5%
3,073	Applied Materials, Inc.(d)	76,579
5,777	Intel Corp.(d)	209,647
775	Maxim Integrated Products, Inc.(c)	24,699
1,683	Micron Technology, Inc.(b)(d)	58,922
458	NXP Semiconductors NV(b)(d)	34,991
2,076	Texas Instruments, Inc.(d)	110,994

		515,832

	Software — 3.7%
896	Adobe Systems, Inc.(b)(d)	65,139
440	Check Point Software Technologies Ltd.(b)(d)	34,571
9,229	Microsoft Corp.(d)	428,687
3,711	Oracle Corp.(d)	166,884
863	Salesforce.com, Inc.(b)(c)	51,184
207	ServiceNow, Inc.(b)(d)	14,045
251	Workday, Inc., Class A(b)(c)	20,484

		780,994

	Specialty Retail — 2.4%
234	Advance Auto Parts, Inc.(d)	37,272
830	Foot Locker, Inc.(d)	46,629
1,764	Home Depot, Inc. (The)(d)	185,167
1,654	Lowe’s Cos., Inc.(d)	113,795
196	Signet Jewelers Ltd.(c)	25,788
1,234	TJX Cos., Inc. (The)(d)	84,628
228	Williams-Sonoma, Inc.(c)	17,255

		510,534

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2014

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Technology Hardware, Storage & Peripherals — 4.5%
6,581	Apple, Inc.(d)	$726,411
2,990	EMC Corp.(d)	88,923
2,393	Hewlett-Packard Co.(d)	96,031
674	NCR Corp.(b)(c)	19,640

		931,005

	Textiles, Apparel & Luxury Goods — 0.7%
359	Hanesbrands, Inc.(d)	40,072
1,201	NIKE, Inc., Class B(d)	115,476

		155,548

	Thrifts & Mortgage Finance — 0.1%
1,019	New York Community Bancorp, Inc.(c)	16,304

	Tobacco — 1.4%
3,192	Altria Group, Inc.(d)	157,270
1,782	Philip Morris International, Inc.(d)	145,144

		302,414

	Water Utilities — 0.2%
731	American Water Works Co., Inc.(c)	38,962

	Total Common Stocks (Identified Cost $19,467,927)	19,894,687

Principal Amount
Short-Term Investments — 17.4%
$3,636,299	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2014 at 0.010% to be repurchased at $3,636,301 on 1/2/2015 collateralized by $3,765,000 U.S. Treasury Note, 0.750% due 2/28/2018 valued at $3,713,231 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $3,636,299)	3,636,299

	Total Investments — 112.5% (Identified Cost $23,104,226)(a)	23,530,986
	Other assets less liabilities — (12.5)%	(2,619,162)

	Net Assets — 100.0%	$20,911,824

Contracts
Written Options — (1.7%)
	Index Options — (1.7%)
6	On S&P 500® Index, Call expiring January 02, 2015 at 2060	$(4,410)
5	On S&P 500® Index, Call expiring January 09, 2015 at 2090	(2,275)
6	On S&P 500® Index, Call expiring January 17, 2015 at 2000	(41,760)
9	On S&P 500® Index, Call expiring January 17, 2015 at 2025	(44,010)
7	On S&P 500® Index, Call expiring January 17, 2015 at 2050	(21,280)
11	On S&P 500® Index, Call expiring January 17, 2015 at 2100	(6,325)
14	On S&P 500® Index, Call expiring February 20, 2015 at 2025	(91,560)
13	On S&P 500® Index, Call expiring February 20, 2015 at 2050	(62,790)
25	On S&P 500® Index, Call expiring February 20, 2015 at 2075	(83,500)

	Total Written Options (Premiums Received $424,650)	$(357,910)

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2014

Gateway Equity Call Premium Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
At December 31, 2014, the net unrealized appreciation on investments based on a cost of $23,103,863 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$689,230
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(262,107)

	Net unrealized appreciation	$427,123

(b)	Non-income producing security.
(c)	All of this security has been pledged as collateral for outstanding options.
(d)	A portion of this security has been pledged as collateral for outstanding options.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2014

Oil, Gas & Consumable Fuels	6.8%
Pharmaceuticals	6.0
Banks	5.9
Technology Hardware, Storage & Peripherals	4.5
Media	3.8
Software	3.7
Internet Software & Services	3.1
Biotechnology	2.9
IT Services	2.8
Aerospace & Defense	2.8
Semiconductors & Semiconductor Equipment	2.5
Food & Staples Retailing	2.4
Specialty Retail	2.4
Health Care Providers & Services	2.3
Chemicals	2.3
Capital Markets	2.2
Diversified Telecommunication Services	2.2
Industrial Conglomerates	2.2
Household Products	2.1
Other Investments, less than 2% each	32.2
Short-Term Investments	17.4

Total Investments	112.5
Other assets less liabilities (including open written options)	(12.5)

Net Assets	100.0%

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 65.6% of Net Assets
Non-Convertible Bonds — 62.0%
	ABS Car Loan — 0.5%
$2,259,000	AmeriCredit Automobile Receivables Trust, Series 2013-4, Class D, 3.310%, 10/08/2019(b)	$2,295,835
2,280,000	Ford Credit Auto Owner Trust, Series 2014-C, Class A3, 1.060%, 5/15/2019	2,273,416
2,455,000	Honda Auto Receivables Owner Trust, Series 2014-4, Class A3, 0.990%, 9/17/2018	2,448,995

		7,018,246

	ABS Credit Card — 3.5%
3,145,000	American Express Credit Account Master Trust, Series 2013-1, Class A, 0.581%, 2/16/2021(b)(c)	3,157,809
1,860,000	American Express Credit Account Master Trust, Series 2013-3, Class A, 0.980%, 5/15/2019(b)	1,859,358
1,015,000	American Express Credit Account Master Trust, Series 2014-3, Class A, 1.490%, 4/15/2020	1,015,921
2,695,000	American Express Credit Account Master Trust, Series 2014-4, Class A, 1.430%, 6/15/2020	2,689,745
2,295,000	American Express Credit Account Master Trust, Series 2014-5, Class A, 0.451%, 5/15/2020(c)	2,294,897
2,050,000	BA Credit Card Trust, Series 2014-A1, Class A, 0.541%, 6/15/2021(b)(c)	2,048,389
3,075,000	Capital One Multi-Asset Execution Trust, Series 2013-A3, Class A3, 0.960%, 9/16/2019(b)	3,063,675
6,600,000	Chase Issuance Trust, Series 2013-A8, Class A8, 1.010%, 10/15/2018(b)	6,599,874
6,640,000	Chase Issuance Trust, Series 2014-A7, Class A, 1.380%, 11/15/2019	6,613,613
3,780,000	Chase Issuance Trust, Series 2014-A8, Class A, 0.411%, 11/15/2018(c)	3,780,344
3,165,000	Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.320%, 9/07/2018(b)	3,182,547
5,825,000	Citibank Credit Card Issuance Trust, Series 2013-A7, Class A7, 0.592%, 9/10/2020(b)(c)	5,823,707
3,000,000	Citibank Credit Card Issuance Trust, Series 2014-A4, Class A4, 1.230%, 4/24/2019(b)	2,995,299
3,045,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.730%, 4/09/2020	3,049,348

		48,174,526

	ABS Home Equity — 11.6%
1,044,928	Adjustable Rate Mortgage Trust, Series 2004-4, Class 3A1, 2.677%, 3/25/2035(b)(c)	1,016,863
1,227,681	Adjustable Rate Mortgage Trust, Series 2004-5, Class 5A1, 2.582%, 4/25/2035(b)(c)	1,199,924
2,132,410	Adjustable Rate Mortgage Trust, Series 2004-5, Class 6A1, 2.564%, 4/25/2035(b)(c)	2,117,300
891,249	Alternative Loan Trust, Series 2003-9T1, Class A7, 5.500%, 7/25/2033(b)	896,772
1,085,303	Alternative Loan Trust, Series 2003-20CB, Class 2A1, 5.750%, 10/25/2033(b)	1,120,038
652,708	Alternative Loan Trust, Series 2004-28CB, Class 5A1, 5.750%, 1/25/2035	666,524
2,241,428	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025(b)	2,283,685
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A	306,110

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$400,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A	$399,878
1,323,400	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033(b)	1,363,045
1,453,089	Banc of America Alternative Loan Trust, Series 2003-10, Class 1A1, 5.500%, 12/25/2033(b)	1,494,712
2,182,020	Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.500%, 12/25/2033(b)	2,238,447
1,779,094	Banc of America Alternative Loan Trust, Series 2005-6, Class CB7, 5.250%, 7/25/2035(b)	1,599,850
806,799	Banc of America Funding Corp., Series 2008-R4, Class 1A4, 0.620%, 7/25/2037, 144A(c)	583,201
2,097,103	Banc of America Funding Trust, Series 2004-B, Class 4A2, 2.486%, 11/20/2034(b)(c)	1,989,629
815,888	Banc of America Funding Trust, Series 2005-5, Class A1, 5.500%, 9/25/2035(b)	851,415
1,617,966	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035(b)	1,658,743
2,880,536	Bayview Opportunity Master Fund Trust, Series 2014-18NP, Class A, 3.228%, 7/28/2034, 144A(b)(c)	2,888,157
786,966	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A1, 2.663%, 9/25/2034(c)	747,048
1,752,044	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 11A1, 2.557%, 2/25/2036(c)	1,365,950
1,744,033	Chase Mortgage Finance Trust, Series 2007-A1, Class 3A1, 2.541%, 2/25/2037(b)(c)	1,717,326
1,639,655	Citicorp Mortgage Securities Trust, Series 2006-4, Class 1A2, 6.000%, 8/25/2036(b)	1,663,548
971,160	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.552%, 5/25/2035(b)(c)	934,194
575,258	CitiMortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.000%, 7/25/2036	516,305
2,846,147	CitiMortgage Alternative Loan Trust, Series 2006-A4, Class 1A1, 6.000%, 9/25/2036(b)	2,495,906
1,085,779	CitiMortgage Alternative Loan Trust, Series 2007-A6, Class 1A3, 6.000%, 6/25/2037	897,375
1,997,094	CitiMortgage Alternative Loan Trust, Series 2007-A6, Class 1A11, 6.000%, 6/25/2037(b)	1,650,558
1,855,000	Colony American Homes, Series 2014-1A, Class C, 2.100%, 5/17/2031, 144A(b)	1,805,690
1,721,889	Countrywide Alternative Loan Trust, Series 2003-4CB, Class 1A1, 5.750%, 4/25/2033(b)	1,755,097
1,116,885	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A11, 5.500%, 8/25/2034(b)	1,180,862
4,116,475	Countrywide Alternative Loan Trust, Series 2004-27CB, Class A1, 6.000%, 12/25/2034(b)	4,112,894
1,073,055	Countrywide Alternative Loan Trust, Series 2004-J3, Class 1A1, 5.500%, 4/25/2034(b)	1,107,175
103,368	Countrywide Alternative Loan Trust, Series 2004-J7, Class 1A5, 5.527%, 8/25/2034(d)	106,097

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$1,175,643	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.380%, 5/25/2035(b)(c)	$994,196
935,304	Countrywide Alternative Loan Trust, Series 2006-4CB, Class 2A2, 5.500%, 4/25/2036	883,878
725,473	Countrywide Alternative Loan Trust, Series 2006-J4, Class 1A3, 6.250%, 7/25/2036	489,474
817,629	Countrywide Alternative Loan Trust, Series 2007-4, Class 1A7, 5.750%, 4/25/2037	737,348
1,444,561	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-12, Class 8A1, 2.582%, 8/25/2034(b)(c)	1,344,645
218,752	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.396%, 9/20/2034(c)	208,286
491,630	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.440%, 4/25/2035(c)	423,942
1,612,219	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-21, Class A17, 5.500%, 10/25/2035(b)	1,509,745
1,814,526	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-10, Class 1A16, 6.000%, 5/25/2036(b)	1,661,222
887,566	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR26, Class 7A1, 2.515%, 11/25/2033(c)	854,048
702,881	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 4A1, 2.544%, 12/25/2033(c)	680,102
2,391,366	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR3, Class 3A1, 2.550%, 5/25/2034(b)(c)	2,360,661
253,829	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 3A4, 5.250%, 5/25/2028	256,521
1,206,072	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 5A4, 5.500%, 11/25/2035(b)	1,071,825
581,704	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 4A1, 6.500%, 10/25/2021	505,420
1,115,655	Deutsche Alternative Mortgage Loan Trust Securities, Inc., Series 2005-3, Class 4A4, 5.250%, 6/25/2035(b)	1,129,241
1,148,665	Deutsche Alternative Mortgage Loan Trust Securities, Inc., Series 2005-5, Class 1A4, 5.500%, 11/25/2035(b)	1,086,235
1,293,628	FDIC Trust, Series 2013-N1, Class A, 4.500%, 10/25/2018, 144A(b)	1,303,675
2,015,000	Federal Home Loan Mortgage Corp., Series 2014-DN1, Class M2, 2.370%, 2/25/2024(c)	1,980,354
1,785,000	Federal Home Loan Mortgage Corp., Series 2014-DN2, Class M2, 1.820%, 4/25/2024(c)	1,729,254
202,335	GMAC Mortgage Corp. Loan Trust, Series 2003-J7, Class A7, 5.000%, 11/25/2033	203,081
2,046,494	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.738%, 6/19/2035(b)(c)	2,040,352
855,067	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 2.959%, 7/19/2035(c)	815,826
277,314	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 2.757%, 12/25/2034(c)	265,660
1,722,281	GSR Mortgage Loan Trust, Series 2004-14, Class 5A1, 2.733%, 12/25/2034(b)(c)	1,710,302

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$767,123	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 2.470%, 7/25/2035(c)	$712,075
2,653,647	GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, 2.687%, 9/25/2035(b)(c)	2,668,425
1,612,743	GSR Mortgage Loan Trust, Series 2006-8F, Class 4A17, 6.000%, 9/25/2036(b)	1,311,627
2,408,169	Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A, 0.280%, 5/25/2037(b)(c)	1,731,924
1,187,165	IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1, 0.950%, 12/25/2034(b)(c)	999,534
2,561,935	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.810%, 7/25/2045(b)(c)	2,250,150
3,035,000	Invitation Homes Trust, Series 2014-SFR1, Class B, 1.662%, 6/17/2031, 144A(b)(c)	3,004,340
2,967,728	JPMorgan Alternative Loan Trust, Series 2006-A1, Class 3A1, 2.488%, 3/25/2036(b)(c)	2,569,699
1,265,841	JPMorgan Mortgage Trust, Series 2003-A2, Class 3A1, 1.990%, 11/25/2033(c)	1,249,311
2,690,046	JPMorgan Mortgage Trust, Series 2005-A2, Class 3A2, 2.408%, 4/25/2035(b)(c)	2,602,431
933,984	JPMorgan Mortgage Trust, Series 2005-A3, Class 4A1, 2.658%, 6/25/2035(c)	945,125
1,081,766	JPMorgan Mortgage Trust, Series 2005-A5, Class 1A2, 2.653%, 8/25/2035(b)(c)	1,076,095
2,777,323	JPMorgan Mortgage Trust, Series 2005-S3, Class 1A9, 6.000%, 1/25/2036(b)	2,548,080
1,853,361	JPMorgan Mortgage Trust, Series 2006-A1, Class 1A2, 2.408%, 2/25/2036(b)(c)	1,647,321
3,371,871	JPMorgan Mortgage Trust, Series 2006-A7, Class 2A4, 2.695%, 1/25/2037(b)(c)	3,060,445
2,784,021	JPMorgan Mortgage Trust, Series 2007-S1, Class 2A22, 5.750%, 3/25/2037(b)	2,409,701
2,544,012	Lehman XS Trust, Series 2006-4N, Class A2A, 0.390%, 4/25/2046(b)(c)	1,866,893
65	Lehman XS Trust, Series 2006-12N, Class A2A1, 0.320%, 8/25/2046(c)(d)	63
447,945	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 2.542%, 5/25/2034(c)(d)	434,092
3,039,521	MASTR Adjustable Rate Mortgages Trust, Series 2004-7, Class 3A1, 2.494%, 7/25/2034(b)(c)	3,054,570
685,597	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1, 2.584%, 4/25/2036(c)	657,961
602,146	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.330%, 1/25/2047(c)	468,304
921,172	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(b)	954,580
999,686	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(b)	1,044,434
1,126,436	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(b)	1,187,565
2,536,162	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034(b)	2,596,490
271,341	MASTR Alternative Loan Trust, Series 2004-12, Class 6A2, 5.250%, 12/25/2034(d)	271,022
1,972,667	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1, Class 2A7, 6.000%, 3/25/2037(b)	1,589,180
1,820,208	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1, Class 2A8, 6.000%, 3/25/2037(b)	1,466,360

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$386,174	MLCC Mortgage Investors, Inc., Series 2006-2, Class 2A, 2.120%, 5/25/2036(c)	$383,148
1,135,983	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035(b)	1,073,099
2,423,491	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035(b)	2,463,297
772,628	Provident Funding Mortgage Loan Trust, Series 2005-2, Class 2A1A, 2.396%, 10/25/2035(c)	752,276
2,424,368	Residential Asset Securitization Trust, Series 2005-A8CB, Class A9, 5.375%, 7/25/2035(b)	2,121,198
926,180	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036(b)	942,920
1,755,176	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 2.358%, 6/25/2034(c)	1,734,897
1,140,625	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A, 2.630%, 9/25/2034(b)(c)	1,130,051
6,613,040	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 2A, 2.414%, 11/25/2034(b)(c)	6,549,826
706,413	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 0.480%, 7/25/2035(c)	523,072
1,405,554	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-20, Class 8A7, 5.750%, 11/25/2034(b)	1,477,766
736,895	Structured Asset Securities Corp. Trust, Series 2005-1, Class 7A7, 5.500%, 2/25/2035	753,308
2,018,370	WaMu Mortgage Pass Through Certificates, Series 2004-AR14, Class A1, 2.395%, 1/25/2035(b)(c)	2,026,565
709,133	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 2A, 5.500%, 7/25/2034	737,367
6,150,000	WaMu Mortgage Pass Through Certificates, Series 2005-AR7, Class A3, 2.362%, 8/25/2035(c)	6,042,406
1,342,018	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.163%, 9/25/2046(b)(c)	1,223,998
2,879,562	WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 2A, 1.913%, 1/25/2047(b)(c)	2,592,236
373,702	Wells Fargo Mortgage Backed Securities Trust, Series 2003-J, Class 1A9, 2.612%, 10/25/2033(c)	374,956
1,283,732	Wells Fargo Mortgage Backed Securities Trust, Series 2004-A, Class A1, 2.637%, 2/25/2034(b)(c)	1,286,389
492,947	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 2A3, 5.500%, 11/25/2035	509,908
650,014	Wells Fargo Mortgage Backed Securities Trust, Series 2005-12, Class 1A2, 5.500%, 11/25/2035	663,018
2,319,860	Wells Fargo Mortgage Backed Securities Trust, Series 2005-16, Class A18, 6.000%, 1/25/2036(b)	2,293,901
937,268	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 2.614%, 6/25/2035(b)(c)	940,430

		157,949,440

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — 2.3%
$3,616,204	Cronos Containers Program I Ltd., 3.270%, 11/18/2029, 144A	$3,613,582
1,144,082	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A(b)	1,161,962
3,410,000	GCA2014 Holdings Ltd., Zero Coupon, 1/05/2030, 144A(d)(e)	3,100,853
2,340,000	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(d)(e)	2,340,000
850,000	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(d)(e)	850,000
1,495,000	OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.430%, 6/18/2024, 144A(b)	1,494,970
1,995,000	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A(b)	2,002,820
745,000	OneMain Financial Issuance Trust, Series 2014-2A, Class B, 3.020%, 9/18/2024, 144A	745,462
6,475,000	OneMain Financial Issuance Trust, Series 2014-2A, Class D, 5.310%, 9/18/2024, 144A(b)	6,509,317
366,198	Sierra Timeshare Receivables Funding LLC, Series 2012-1A, Class A, 2.840%, 11/20/2028, 144A	371,367
1,460,806	Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A, 1.590%, 11/20/2029, 144A(b)	1,457,228
3,100,876	Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 2.200%, 10/20/2030, 144A(b)	3,082,132
1,895,000	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/2022, 144A(b)	1,893,431
3,308,083	TAL Advantage V LLC, Series 2013-2A, Class A, 3.550%, 11/20/2038, 144A(b)	3,348,462

		31,971,586

	ABS Student Loan — 0.0%
590,000	SoFi Professional Loan Program LLC, Series 2014-B, Class A1, 1.405%, 8/25/2032, 144A(c)	590,678

	Aerospace & Defense — 1.2%
810,000	Huntington Ingalls Industries, Inc., 5.000%, 12/15/2021, 144A	824,175
2,340,000	KLX, Inc., 5.875%, 12/01/2022, 144A	2,363,400
6,003,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A(b)	5,702,850
825,000	Rockwell Collins, Inc., 0.591%, 12/15/2016(c)	825,134
5,905,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A(b)	5,314,500
1,035,000	Textron, Inc., 3.875%, 3/01/2025	1,036,823

		16,066,882

	Automotive — 3.3%
6,590,000	Daimler Finance North America LLC, 0.912%, 8/01/2016, 144A(b)(c)	6,625,105
5,250,000	Ford Motor Credit Co. LLC, 1.482%, 5/09/2016(b)(c)	5,295,686
5,455,000	General Motors Co., 5.200%, 4/01/2045	5,755,025
1,000,000	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021, 144A	1,000,000
5,960,000	Nissan Motor Acceptance Corp., 0.785%, 3/03/2017, 144A(b)(c)	5,978,959
6,640,000	Nissan Motor Acceptance Corp., 0.955%, 9/26/2016, 144A(b)(c)	6,678,333
10,650,000	Toyota Motor Credit Corp., 0.522%, 5/17/2016(b)(c)	10,670,405
3,210,000	Volkswagen International Finance NV, 0.672%, 11/18/2016, 144A(b)(c)	3,217,694

		45,221,207

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — 4.6%
$1,580,000	Ally Financial, Inc., 8.000%, 3/15/2020	$1,864,400
3,310,000	Bank of America Corp., 1.271%, 1/15/2019(b)(c)	3,357,025
6,825,000	Bank of America Corp., MTN, 4.200%, 8/26/2024	6,952,798
12,955,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A(b)	12,573,022
9,280,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)(b)	7,177,465
5,000,000	Lloyds Banking Group PLC, 4.500%, 11/04/2024	5,045,695
7,200,000	Morgan Stanley, 4.350%, 9/08/2026	7,243,020
11,135,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022(b)	12,119,401
6,150,000	Societe Generale S.A., 5.000%, 1/17/2024, 144A(b)	6,183,708

		62,516,534

	Brokerage — 0.2%
3,085,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	2,822,775

	Building Materials — 0.4%
3,660,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A(b)	3,074,400
3,900,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)(b)	1,239,749
1,790,000	Owens Corning, 4.200%, 12/01/2024	1,766,490

		6,080,639

	Cable Satellite — 1.5%
1,890,000	DISH DBS Corp., 5.875%, 7/15/2022	1,937,250
5,650,000	DISH DBS Corp., 5.875%, 11/15/2024, 144A	5,678,250
6,020,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	6,188,217
6,430,000	Unitymedia KabelBW GmbH, 6.125%, 1/15/2025, 144A	6,638,975

		20,442,692

	Chemicals — 0.6%
2,596,000	Albemarle Corp., 4.150%, 12/01/2024	2,637,552
3,170,000	Hercules, Inc., 6.500%, 6/30/2029(b)	2,853,000
2,950,000	Mexichem SAB de CV, 5.875%, 9/17/2044, 144A	2,787,750

		8,278,302

	Collateralized Mortgage Obligations — 0.4%
12,135,613	Government National Mortgage Association, Series 2012-78, Class IO, 1.047%, 6/16/2052(c)(f)	806,072
72,147,722	Government National Mortgage Association, Series 2012-135, Class IO, 1.047%, 1/16/2053(b)(c)(f)	5,272,772

		6,078,844

	Construction Machinery — 1.3%
17,660,000	Caterpillar Financial Services Corp., MTN, 0.474%, 2/26/2016(b)(c)	17,679,037

	Consumer Cyclical Services — 0.9%
1,180,000	IHS, Inc., 5.000%, 11/01/2022, 144A	1,168,200
2,960,000	Realogy Group LLC/Realogy Co-Issuer Corp., 5.250%, 12/01/2021, 144A	2,878,600
8,260,000	ServiceMaster Co. LLC (The), 7.000%, 8/15/2020(b)	8,549,100

		12,595,900

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — 1.5%
4,205,000	Cia de Eletricidade do Estado da Bahia, 11.750%, 4/27/2016, 144A, (BRL)(b)	$1,543,141
5,600,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	5,631,360
11,740,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A(b)	13,633,075

		20,807,576

	Finance Companies — 2.8%
8,365,000	Air Lease Corp., 4.250%, 9/15/2024	8,427,737
475,000	CIT Group, Inc., 5.000%, 8/01/2023	488,063
4,700,000	General Electric Capital Corp., Series A, (fixed rate to 6/15/2022, variable rate thereafter), 7.125%(b)(g)	5,469,625
12,535,000	iStar Financial, Inc., 4.000%, 11/01/2017(b)	12,190,287
11,630,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A(b)	11,048,500

		37,624,212

	Financial Other — 1.2%
630,000	Corporacion Financiera de Desarrollo S.A., 3.250%, 7/15/2019, 144A	630,000
1,240,000	Corporacion Financiera de Desarrollo S.A., (fixed rate to 7/15/2024, variable rate thereafter), 5.250%, 7/15/2029, 144A(b)	1,258,848
6,100,000	Hyundai Capital Services, Inc., 1.043%, 3/18/2017, 144A(b)(c)	6,087,763
8,700,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A(b)	8,830,500

		16,807,111

	Food & Beverage — 0.6%
10,800,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)(b)	3,514,408
2,300,000	Cosan Luxembourg S.A., 9.500%, 3/14/2018, 144A, (BRL)	768,339
3,500,000	General Mills, Inc., 0.533%, 1/29/2016(b)(c)	3,500,858

		7,783,605

	Gaming — 0.8%
10,215,000	MGM Resorts International, 6.000%, 3/15/2023	10,266,075

	Government Owned - No Guarantee — 1.9%
18,670,000,000	Financiera de Desarrollo Territorial S.A. Findeter, 7.875%, 8/12/2024, 144A, (COP)(b)	7,941,722
12,700,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	10,353,675
6,000,000	Petroleos de Venezuela S.A., 5.500%, 4/12/2037	2,064,000
700,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)(b)	5,040,617

		25,400,014

	Healthcare — 0.8%
1,620,000	BioScrip, Inc., 8.875%, 2/15/2021, 144A(b)	1,458,000
2,095,000	Fresenius Medical Care U.S. Finance II, Inc., 4.750%, 10/15/2024, 144A	2,115,950
4,675,000	HCA, Inc., 4.250%, 10/15/2019	4,745,125
1,225,000	Kindred Escrow Corp. II , 8.000%, 1/15/2020, 144A	1,301,562
510,000	Omnicare, Inc., 4.750%, 12/01/2022	516,375
420,000	Omnicare, Inc., 5.000%, 12/01/2024	430,500

		10,567,512

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — 2.1%
$635,000	Antero Resources Corp., 5.125%, 12/01/2022, 144A	$598,488
150,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	127,500
155,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	131,750
905,000	Bonanza Creek Energy, Inc., 5.750%, 2/01/2023	714,950
240,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	211,200
45,000	California Resources Corp., 5.500%, 9/15/2021, 144A	38,475
2,905,000	California Resources Corp., 6.000%, 11/15/2024, 144A	2,454,725
2,880,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	2,800,800
140,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	148,750
2,575,000	Cimarex Energy Co., 4.375%, 6/01/2024	2,459,125
365,000	Concho Resources, Inc., 5.500%, 10/01/2022	368,650
825,000	Concho Resources, Inc., 5.500%, 4/01/2023	828,877
295,000	Continental Resources, Inc., 3.800%, 6/01/2024	263,891
210,000	Continental Resources, Inc., 4.500%, 4/15/2023	199,742
925,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	825,562
180,000	MEG Energy Corp., 6.500%, 3/15/2021, 144A	164,250
645,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	583,725
1,260,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	1,146,600
7,460,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(h)	73,854
4,420,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(h)	5,481
3,325,000	QEP Resources, Inc., 5.250%, 5/01/2023	3,108,875
145,000	Rosetta Resources, Inc., 5.625%, 5/01/2021	132,690
90,000	Rosetta Resources, Inc., 5.875%, 6/01/2022	81,000
310,000	Rosetta Resources, Inc., 5.875%, 6/01/2024	275,900
1,440,000	RSP Permian, Inc., 6.625%, 10/01/2022, 144A	1,339,200
1,238,000	SM Energy Co., 5.000%, 1/15/2024	1,070,870
1,662,000	SM Energy Co., 6.125%, 11/15/2022, 144A	1,562,280
35,000	SM Energy Co., 6.625%, 2/15/2019	34,300
575,000	Ultra Petroleum Corp., 6.125%, 10/01/2024, 144A	494,500
400,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	374,000
2,835,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	2,629,462
3,255,000	Whiting Petroleum Corp., 6.500%, 10/01/2018	3,141,075

		28,390,547

	Industrial Other — 0.2%
2,200,000	Alfa SAB de CV, 6.875%, 3/25/2044, 144A(b)	2,400,750

	Integrated Energy — 0.7%
2,935,000	BP Capital Markets PLC, 0.652%, 11/07/2016(b)(c)	2,935,490
6,595,000	Chevron Corp., 0.402%, 11/15/2017(c)	6,587,310

		9,522,800

	Leisure — 0.1%
1,635,000	24 Hour Holdings III LLC, 8.000%, 6/01/2022, 144A(b)	1,308,000

	Life Insurance — 1.0%
8,600,000	Assicurazioni Generali SpA, EMTN, (fixed rate to 12/12/2022, variable rate thereafter), 7.750%, 12/12/2042, (EUR)(b)	13,008,040

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Lodging — 0.4%
$3,565,000	Choice Hotels International, Inc., 5.750%, 7/01/2022	$3,823,462
2,105,000	Host Hotels & Resorts LP, 5.250%, 3/15/2022(b)	2,297,216

		6,120,678

	Media Entertainment — 0.6%
3,255,000	CCOH Safari LLC, 5.500%, 12/01/2022	3,303,825
3,175,000	CCOH Safari LLC, 5.750%, 12/01/2024	3,210,719
27,290,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)(b)	1,583,993

		8,098,537

	Metals & Mining — 0.5%
515,000	ArcelorMittal, 7.500%, 10/15/2039	533,025
6,130,000	Essar Steel Algoma, Inc., 9.500%, 11/15/2019, 144A	6,175,975

		6,709,000

	Midstream — 0.6%
3,225,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.750%, 9/01/2020	3,233,062
2,905,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019, 144A	2,796,063
180,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	163,800
690,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	665,850
1,120,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/01/2022	1,134,000

		7,992,775

	Non-Agency Commercial Mortgage-Backed Securities — 4.0%
950,000	Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class E, 6.580%, 5/11/2039, 144A(c)	974,003
1,600,000	BLCP Hotel Trust, Series 2014-CLRN, Class D, 2.661%, 8/15/2029, 144A(c)	1,601,584
1,600,000	BLCP Hotel Trust, Series 2014-CLRN, Class E, 3.831%, 8/15/2029, 144A(c)	1,596,176
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 5.535%, 4/15/2044, 144A(b)(c)	5,056,801
2,765,000	Citigroup Commercial Mortgage Trust, Series 2013-375P, Class D, 3.518%, 5/10/2035, 144A(b)(c)	2,670,086
2,135,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV4, 4.303%, 10/15/2031, 144A(c)(e)	2,140,807
850,000	Commercial Mortgage Trust, Series 2014-SAVA, Class A, 1.311%, 6/15/2034, 144A(c)	849,544
855,000	Commercial Mortgage Trust, Series 2014-SAVA, Class B, 1.911%, 6/15/2034, 144A(c)	852,294
1,605,000	Commercial Mortgage Trust, Series 2014-SAVA, Class C, 2.561%, 6/15/2034, 144A(b)(c)	1,604,324
2,552,340	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.557%, 11/10/2046, 144A(b)(c)	2,765,241
1,300,000	Del Coronado Trust, Series 2013-HDMZ, Class M, 5.161%, 3/15/2018, 144A(b)(c)	1,301,040

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$7,430,000	Extended Stay America Trust, Series 2013-ESH7, Class D7, 5.053%, 12/05/2031, 144A(b)(c)	$7,636,547
6,295,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.796%, 8/10/2045(b)(c)	6,431,576
1,915,000	Hilton USA Trust, Series 2013-HLT, Class CFX, 3.714%, 11/05/2030, 144A(b)	1,935,152
1,460,000	Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, 11/05/2030, 144A(b)	1,493,270
1,580,000	Hilton USA Trust, Series 2013-HLT, Class EFX, 5.222%, 11/05/2030, 144A(b)(c)	1,618,810
1,520,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(b)	1,575,544
945,264	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-JWMZ, Class M, 6.161%, 4/15/2018, 144A(c)	945,547
1,325,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.592%, 4/12/2049(b)(c)	1,409,744
2,125,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.304%, 6/15/2044, 144A(b)(c)	2,240,302
2,280,000	SCG Trust, Series 2013-SRP1, Class B, 2.656%, 11/15/2026, 144A(b)(c)	2,285,835
2,200,000	SCG Trust, Series 2013-SRP1, Class C, 3.411%, 11/15/2026, 144A(b)(c)	2,207,775
2,587,500	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.466%, 2/15/2044, 144A(b)(c)	2,784,942

		53,976,944

	Oil Field Services — 0.9%
9,680,000	Oceaneering International, Inc., 4.650%, 11/15/2024	9,478,201
3,310,000	Shell International Finance BV, 0.442%, 11/15/2016(b)(c)	3,311,172

		12,789,373

	Pharmaceuticals — 0.5%
3,070,000	Johnson & Johnson, 0.306%, 11/28/2016(b)(c)	3,072,247
3,160,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	3,302,200

		6,374,447

	Property & Casualty Insurance — 0.4%
5,435,000	Old Republic International Corp., 4.875%, 10/01/2024	5,673,461

	Railroads — 0.3%
4,700,000	Canadian National Railway Co., 0.432%, 11/06/2015(b)(c)	4,701,504

	Retailers — 0.1%
1,080,000	Phillips-Van Heusen Corp., 7.750%, 11/15/2023(b)	1,322,297

	Supermarkets — 0.1%
935,000	SUPERVALU, Inc., 7.750%, 11/15/2022	916,300

	Technology — 2.9%
5,785,000	Equinix, Inc., 5.375%, 1/01/2022	5,839,379
4,900,000	Jabil Circuit, Inc., 4.700%, 9/15/2022(b)	4,875,500
10,955,000	Keysight Technologies, Inc., 4.550%, 10/30/2024, 144A	10,959,349
7,847,000	KLA-Tencor Corp., 4.650%, 11/01/2024	8,123,583
2,865,000	MSCI, Inc., 5.250%, 11/15/2024, 144A	2,965,275
3,030,000	Rolta Americas LLC, 8.875%, 7/24/2019, 144A(b)	2,605,800
3,730,000	Sanmina Corp., 4.375%, 6/01/2019, 144A(b)	3,702,025

		39,070,911

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — 3.9%
1,475,000	Brazilian Government International Bond, 12.500%, 1/05/2016, (BRL)	$559,049
4,271,000(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(b)	30,402,080
465,000(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/09/2022, (MXN)(b)	3,304,525
405,000(††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 11/13/2042, (MXN)(b)	3,160,215
1,700,500(††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)(b)	12,987,492
130,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)(b)	1,012,660
7,091,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)(b)	2,447,518

		53,873,539

	Wireless — 0.3%
3,350,000	Altice S.A., 7.250%, 5/15/2022, 144A, (EUR)(b)	4,104,339

	Wirelines — 0.5%
2,875,000	Level 3 Communications, Inc., 5.750%, 12/01/2022, 144A	2,892,969
10,085,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	3,452,468

		6,345,437

	Total Non-Convertible Bonds (Identified Cost $864,974,956)	845,443,072

Convertible Bonds — 3.6%
	Automotive — 0.2%
755,000	TRW Automotive, Inc., 3.500%, 12/01/2015(b)	2,619,850

	Consumer Products — 0.3%
2,875,000	Jarden Corp., 1.125%, 3/15/2034, 144A(b)	3,221,797

	Energy — 0.1%
425,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	424,469
1,430,000	Peabody Energy Corp., 4.750%, 12/15/2066(b)	750,750

		1,175,219

	Home Construction — 0.1%
930,000	Lennar Corp., 3.250%, 11/15/2021, 144A	1,804,200

	Pharmaceuticals — 1.1%
449,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	527,856
1,168,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020(b)	1,431,530
1,600,000	Emergent Biosolutions, Inc., 2.875%, 1/15/2021, 144A(b)	1,799,000
1,125,000	Gilead Sciences, Inc., Series D, 1.625%, 5/01/2016(b)	4,656,094
1,670,000	Mylan, Inc., 3.750%, 9/15/2015(b)	7,057,837

		15,472,317

	Retailers — 0.5%
4,430,000	Priceline Group, Inc. (The), 0.350%, 6/15/2020(b)	4,939,450
2,295,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021, 144A	2,185,987

		7,125,437

	Technology — 1.3%
1,810,000	Ciena Corp., 3.750%, 10/15/2018, 144A(b)	2,241,006
1,080,000	Finisar Corp., 0.500%, 12/15/2033	1,023,300
3,815,000	JDS Uniphase Corp., 0.625%, 8/15/2033(b)	4,029,594
2,045,000	MercadoLibre, Inc., 2.250%, 7/01/2019, 144A(b)	2,428,437

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$915,000	Novellus Systems, Inc., 2.625%, 5/15/2041(b)	$2,097,638
2,360,000	Nuance Communications, Inc., 2.750%, 11/01/2031(b)	2,352,625
3,145,000	Palo Alto Networks, Inc., Zero Coupon, 7/01/2019, 144A(b)	3,972,528

		18,145,128

	Total Convertible Bonds (Identified Cost $41,576,087)	49,563,948

	Total Bonds and Notes (Identified Cost $906,551,043)	895,007,020

Senior Loans — 15.4%
	Aerospace & Defense — 0.6%
2,855,000	BE Aerospace, Inc., 2014 Term Loan B, 4.000%, 12/16/2021(c)	2,837,870
1,849,062	Transdigm, Inc., Term Loan C, 3.750%, 2/28/2020(c)	1,813,394
2,997,891	Transdigm, Inc., Term Loan D, 3.750%, 6/04/2021(c)	2,940,421

		7,591,685

	Automotive — 0.6%
773,088	American Tire Distributors Holdings, Inc., Term Loan B, 5.750%, 6/01/2018(c)	771,155
901,778	Dealertrack Technologies, Inc., Term Loan B, 3.250%, 2/28/2021(c)	882,615
2,369,767	IBC Capital Ltd., 1st Lien Term Loan, 4.750%, 9/09/2021(c)	2,356,923
92,523	Midas Intermediate Holdco II LLC, Delayed Draw Term Loan, 4.750%, 8/18/2021(c)	92,022
821,138	Midas Intermediate Holdco II LLC, Term Loan B, 4.750%, 8/18/2021(c)	816,687
3,367,110	Visteon Corp., Delayed Draw Term Loan B, 3.500%, 4/09/2021(c)	3,308,186

		8,227,588

	Building Materials — 1.1%
3,154,030	ABC Supply Co., Inc., Term Loan, 3.500%, 4/16/2020(c)	3,050,546
2,408,636	Continental Building Products LLC, 1st Lien Term Loan, 4.000%, 8/28/2020(c)	2,362,463
3,311,509	HD Supply, Inc., Term Loan B, 6/28/2018(i)	3,275,645
3,278,963	Quikrete Holdings, Inc., 1st Lien Term Loan, 4.000%, 9/28/2020(c)	3,228,139
2,790,178	Wilsonart LLC, Term Loan B, 4.000%, 10/31/2019(c)	2,702,985

		14,619,778

	Cable Satellite — 0.3%
1,057,390	Charter Communications Operating LLC, Term Loan G, 4.250%, 9/12/2021(c)	1,063,343
3,295,000	Virgin Media Bristol LLC, USD Term Loan B, 3.500%, 6/07/2020(c)	3,231,110

		4,294,453

	Chemicals — 0.3%
1,603,577	Arysta LifeScience SPC LLC, 1st Lien Term Loan, 4.500%, 5/29/2020(c)	1,591,550
1,552,186	Axalta Coating Systems U.S. Holdings, Inc., USD Term Loan, 3.750%, 2/01/2020(c)	1,508,290
441,893	Emerald Performance Materials LLC, New 1st Lien Term Loan, 4.500%, 8/01/2021(c)	430,845
1,182,000	MacDermid, Inc., USD 1st Lien Term Loan, 4.000%, 6/07/2020(c)	1,156,883

		4,687,568

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Consumer Cyclical Services — 0.9%
$2,516,786	Creative Artists Agency LLC, Term Loan B, 6.750%, 12/17/2021(c)	$2,516,786
292,417	Garda World Security Corp., Delayed Draw Term Loan, 4.000%, 11/06/2020(c)	284,741
1,143,083	Garda World Security Corp., New Term Loan B, 4.000%, 11/06/2020(c)	1,113,077
3,326,749	Realogy Corp., New Term Loan B, 3/05/2020(i)	3,251,897
5,160,755	ServiceMaster Co., 2014 Term Loan B, 4.250%, 7/01/2021(c)	5,057,540
615,228	Spin Holdco, Inc., New Term Loan B, 4.250%, 11/14/2019(c)	604,080

		12,828,121

	Consumer Products — 0.4%
637,621	Bauer Performance Sports Ltd., Term Loan B, 4.000%, 4/15/2021(c)	627,662
423,100	Libbey Glass, Inc., Term Loan B, 3.750%, 4/09/2021(c)	415,962
2,058,791	SRAM LLC, New Term Loan B, 4.013%, 4/10/2020(j)	1,991,880
2,269,503	Tempur-Pedic International, Inc., Refi Term Loan B, 3.500%, 3/18/2020(c)	2,219,868

		5,255,372

	Diversified Manufacturing — 0.1%
619,323	Doncasters Finance U.S. LLC, USD Term Loan, 4.500%, 4/09/2020(c)	613,520
92,368	WESCO Distribution, Inc., Term Loan B, 3.750%, 12/12/2019(c)	91,636

		705,156

	Electric — 0.4%
1,823,235	Calpine Construction Finance Co. LP, Original Term Loan B1, 3.000%, 5/03/2020(c)	1,750,305
3,313,070	Calpine Corp., Term Loan B3, 4.000%, 10/09/2019(c)	3,265,461

		5,015,766

	Finance Companies — 0.1%
1,008,550	AWAS Finance Luxembourg 2012 S.A., New Term Loan, 3.500%, 7/16/2018(c)	992,584

	Financial Other — 0.3%
1,729,999	American Beacon Advisors, Inc., Term Loan B, 4.750%, 11/22/2019(c)	1,704,049
1,077,600	Duff & Phelps Investment Management Co., Term Loan B, 4.500%, 4/23/2020(c)	1,064,130
1,232,550	Grosvenor Capital Management Holdings LLP, New Term Loan B, 3.750%, 1/04/2021(c)	1,206,346
576,177	Harbourvest Partners LLC, New Term Loan, 3.250%, 2/04/2021(c)	555,290

		4,529,815

	Food & Beverage — 0.6%
2,679,750	Aramark Services, Inc., USD Term Loan F, 3.250%, 2/24/2021(c)	2,631,193
5,111,375	Big Heart Pet Brands, New Term Loan, 3.500%, 3/08/2020(c)	4,881,363
821,904	Reddy Ice Corp., 1st Lien Term Loan, 6.751%, 5/01/2019(j)	723,276

		8,235,832

	Health Insurance — 0.2%
3,001,014	Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, 3.750%, 3/01/2021(c)	2,910,984

	Healthcare — 0.7%
369,164	Amsurg Corp., 1st Lien Term Loan B, 3.750%, 7/16/2021(c)	365,472
747,836	Community Health Systems, Inc., Term Loan D, 1/27/2021(i)	745,188

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Healthcare — continued
$1,331,654	DaVita HealthCare Partners, Inc., Term Loan B, 3.500%, 6/24/2021(c)	$1,315,315
3,044,488	Millennium Laboratories, Inc., Term Loan B, 5.250%, 4/16/2021(c)	3,024,181
1,492,500	Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.750%, 6/30/2021(c)	1,466,008
1,430,289	Planet Fitness Holdings LLC, Term Loan, 4.750%, 3/31/2021(c)	1,408,835
1,716,094	Renaissance Learning, Inc., New 1st Lien Term Loan, 4.500%, 4/09/2021(c)	1,671,767

		9,996,766

	Industrial Other — 1.5%
1,089,014	Brickman Group Ltd. LLC, 1st Lien Term Loan, 4.000%, 12/18/2020(c)	1,055,320
2,315,610	Crosby U.S. Acquisition Corp., 1st Lien Term Loan, 3.750%, 11/23/2020(c)	2,153,517
1,643,880	Gates Global, Inc., Term Loan B, 4.250%, 7/05/2021(c)	1,596,619
1,733,788	Generac Power Systems, Inc., Term Loan B, 5/31/2020(i)	1,677,440
2,612,800	Generac Power Systems, Inc., Term Loan B, 3.250%, 5/31/2020(c)	2,527,884
515,389	Mirror Bidco Corp., New Term Loan, 4.250%, 12/28/2019(c)	508,947
1,930,485	Pinnacle Operating Corp., Term Loan, 4.750%, 11/15/2018(c)	1,906,354
6,053,422	Silver II U.S. Holdings LLC, Term Loan, 4.000%, 12/13/2019(c)	5,612,673
749,541	Virtuoso U.S. LLC, USD Term Loan, 4.750%, 2/11/2021(c)	742,360
3,317,932	Zebra Technologies Corp., Term Loan B, 4.750%, 10/27/2021(c)	3,331,204

		21,112,318

	Leisure — 0.1%
1,803,935	Time, Inc., Term Loan B, 4.250%, 4/26/2021(c)	1,779,131

	Lodging — 0.4%
5,820,198	Hilton Worldwide Finance LLC, USD Term Loan B2, 3.500%, 10/26/2020(c)	5,745,001

	Media Entertainment — 0.5%
621,050	Sinclair Television Group, Inc., Term Loan B, 3.000%, 4/09/2020(c)	604,363
3,145,307	Springer Science+Business Media Deutschland GmbH, USD Term Loan B3, 4.750%, 8/14/2020(c)	3,086,993
2,609,582	Tribune Co., 2013 Term Loan, 4.000%, 12/27/2020(c)	2,565,558

		6,256,914

	Midstream — 0.1%
1,930,000	Energy Transfer Equity LP, New Term Loan, 3.250%, 12/02/2019(c)	1,855,560

	Other Utility — 0.2%
3,030,377	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(c)	2,944,527
160,706	PowerTeam Services LLC, Delayed Draw Term Loan, 4.250%, 5/06/2020(c)	156,153

		3,100,680

	Packaging — 0.4%
3,741,311	Ardagh Holdings USA, Inc., Incremental Term Loan, 4.000%, 12/17/2019(c)	3,661,808
1,800,833	Signode Industrial Group U.S., Inc., USD Term Loan B, 3.750%, 5/01/2021(c)	1,720,930

		5,382,738

	Pharmaceuticals — 1.4%
2,256,398	Amneal Pharmaceuticals LLC, New Term Loan, 5.001%, 11/01/2019(j)	2,247,936
3,218,678	Grifols Worldwide Operations USA, Inc., USD Term Loan B, 3.169%, 2/27/2021(c)	3,170,397
986,545	IMS Health, Inc., New USD Term Loan, 3.500%, 3/17/2021(c)	961,882

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Pharmaceuticals — continued
$1,554,190	JLL/Delta Dutch Newco BV, USD Term Loan, 4.250%, 3/11/2021(c)	$1,505,622
3,013,230	Mallinckrodt International Finance S.A., Term Loan B, 3.250%, 3/19/2021(c)	2,951,459
4,539,373	Quintiles Transnational Corp., Term Loan B3, 3.750%, 6/08/2018(c)	4,478,863
3,400,000	Valeant Pharmaceuticals International, Inc., Series E Term Loan B, 8/05/2020(i)	3,363,348

		18,679,507

	Property & Casualty Insurance — 0.5%
3,069,803	Hub International Ltd., Term Loan B, 4.250%, 10/02/2020(c)	2,966,197
3,319,468	Vertafore, Inc., 1st Lien Term Loan, 4.250%, 10/03/2019(c)	3,277,974

		6,244,171

	Restaurants — 0.4%
5,538,966	1011778 B.C. Unlimited Liability Co., 2014 Term Loan B, 4.500%, 12/12/2021(c)	5,515,204
246,429	Brasa Holdings, Inc., 2nd Lien Term Loan, 11.000%, 1/20/2020(c)	243,040

		5,758,244

	Retailers — 0.2%
322,607	Hillman Group, Inc. (The), Term Loan B, 4.500%, 6/30/2021(c)	317,768
1,906,161	Talbots, Inc. (The), 1st Lien Term Loan, 4.750%, 3/19/2020(c)	1,839,445

		2,157,213

	Supermarkets — 0.1%
798,889	Sprouts Farmers Markets Holdings LLC, New Term Loan, 4.000%, 4/23/2020(c)	794,895

	Technology — 1.7%
2,868,325	Aptean, Inc., 1st Lien Term Loan, 5.250%, 2/26/2020(c)	2,772,724
1,519,314	BMC Foreign Holding Co., USD Term Loan, 5.000%, 9/10/2020(c)	1,466,138
2,936,958	BMC Software Finance, Inc., USD Term Loan, 5.000%, 9/10/2020(c)	2,850,699
1,102,117	Entegris, Inc., Term Loan B, 3.500%, 4/30/2021(c)	1,075,942
3,061,532	Infor (U.S.), Inc., USD Term Loan B5, 3.750%, 6/03/2020(c)	2,966,073
3,284,388	IQOR U.S., Inc., Term Loan B, 6.000%, 4/01/2021(c)	3,021,637
1,659,521	M/A-COM Technology Solutions Holdings, Inc., Term Loan, 4.500%, 5/07/2021(c)	1,651,223
3,619,944	MA FinanceCo. LLC, Term Loan B, 5.250%, 10/07/2021(c)	3,495,527
760,990	Microsemi Corp., Incremental Term Loan B2, 3.500%, 2/19/2020(c)	747,483
957,845	Nuance Communications, Inc., Term Loan C, 2.919%, 8/07/2019(c)	927,673
1,446,688	NXP BV, Term Loan D, 3.250%, 1/11/2020(c)	1,421,370
1,062,270	Oberthur Technologies of America Corp., USD Term Loan B2, 4.500%, 10/18/2019(c)	1,030,402

		23,426,891

	Transportation Services — 0.1%
783,130	FPC Holdings, Inc., 1st Lien Term Loan, 5.250%, 11/19/2019(c)	766,160
520,536	OSG Bulk Ships, Inc., Exit Term Loan, 5.250%, 8/05/2019(c)	506,221

		1,272,381

	Wireless — 0.4%
3,035,104	Asurion LLC, New Term Loan B1, 5.000%, 5/24/2019(c)	2,991,216
920,975	Asurion LLC, New Term Loan B2, 4.250%, 7/08/2020(c)	888,741
1,363,150	SBA Senior Finance II LLC, Term Loan B1, 3.250%, 3/24/2021(c)	1,332,193

		5,212,150

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — 0.8%
$2,114,040	Level 3 Financing, Inc., Incremental Term Loan B5, 4.500%, 1/31/2022(c)	$2,113,385
2,006,942	LTS Buyer LLC, 1st Lien Term Loan, 4.000%, 4/13/2020(c)	1,960,541
4,350,000	Sable International Finance Ltd., Senior Term Loan, 11/06/2016(i)	4,328,250
3,041,283	Zayo Group LLC, Term Loan B, 4.000%, 7/02/2019(c)	3,004,483

		11,406,659

	Total Senior Loans (Identified Cost $213,624,792)	210,075,921

Loan Participations — 0.2%
	ABS Other — 0.2%
2,644,688	Rise Ltd., Series 2014-1, Class A, 4.750%, 2/15/2039(c)(e) (Identified Cost $2,664,523)	2,657,911

Shares
Preferred Stocks — 3.9%
Convertible Preferred Stocks — 2.5%
	Electric — 0.0%
9,050	NextEra Energy, Inc., 5.889%	605,807

	Energy — 0.2%
1,977	Chesapeake Energy Corp., Series A, 5.750%, 144A(b)(d)	2,023,954

	Food Products — 0.5%
128,521	Tyson Foods, Inc., 4.750%	6,469,747

	Metals & Mining — 0.4%
74,679	Alcoa, Inc., Series 1, 5.375%	3,767,556
131,000	ArcelorMittal, 6.000%(b)	2,266,300

		6,033,856

	REITs – Diversified — 0.13%
223,896	Weyerhaeuser Co., Series A, 6.375%(b)	12,918,799
50,834	Crown Castle International Corp., Series A, 4.500%(b)	5,235,394

		18,154,193

	REITs – Health Care — 0.0%
8,000	Health Care REIT, Inc., Series I, 6.500%	526,800

	REITs – Mortgage — 0.3%
67,436	iStar Financial, Inc., Series J, 4.500%(b)(d)	3,986,816

	Utility Other — 0.2%
17,432	Dominion Resources, Inc., 6.375%	906,638
11,055	Dominion Resources, Inc., Series A, 6.125%	663,411
9,938	Dominion Resources, Inc., Series B, 6.000%	597,473

		2,167,522

	Total Convertible Preferred Stocks (Identified Cost $37,734,185)	39,968,695

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
Non-Convertible Preferred Stocks — 1.4%
	Banking — 0.5%
6,776	Ally Financial, Inc., Series G, 7.000%, 144A(b)	$6,773,247

	Cable Satellite — 0.3%
4,040,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(b)	4,191,500

	Property & Casualty Insurance — 0.2%
102,000	Montpelier Re Holdings Ltd., 8.875%(b)	2,742,780

	Total Non-Convertible Preferred Stocks (Identified Cost $13,188,468)	13,707,527

	Total Preferred Stocks (Identified Cost $50,922,653)	53,676,222

Common Stocks — 3.8%
	Automobiles — 0.4%
226,953	Ford Motor Co.	3,517,771
60,315	General Motors Co.(b)	2,105,597

		5,623,368

	Chemicals — 0.1%
54,452	Tronox Ltd., Class A(b)	1,300,314

	Communications Equipment — 0.5%
250,172	Cisco Systems, Inc.	6,958,534

	Food & Staples Retailing — 0.4%
35,903	CVS Health Corp.(b)	3,457,818
25,113	Wal-Mart Stores, Inc.(b)	2,156,704

		5,614,522

	Oil, Gas & Consumable Fuels — 0.7%
21,550	Exxon Mobil Corp.(b)	1,992,298
165,139	Kinder Morgan, Inc.	6,987,031

		8,979,329

	Pharmaceuticals — 0.7%
64,155	Eli Lilly & Co.(b)	4,426,054
29,105	Johnson & Johnson(b)	3,043,510
62,096	Pfizer, Inc.(b)	1,934,290

		9,403,854

	Semiconductors & Semiconductor Equipment — 0.1%
32,227	Texas Instruments, Inc.(b)	1,723,016

	Specialty Retail — 0.6%
39,070	Home Depot, Inc. (The)(b)	4,101,178
65,673	Lowe’s Cos., Inc.(b)	4,518,302

		8,619,480

	Technology Hardware, Storage & Peripherals — 0.2%
80,565	EMC Corp.(b)	2,396,003

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Tobacco — 0.1%
34,555	Altria Group, Inc.(b)	$1,702,525

	Total Common Stocks (Identified Cost $44,078,170)	52,320,945

Exchange Traded Funds — 0.8%
168,671	iShares® China Large-Cap ETF	7,020,087
23,015	iShares® Core S&P Mid-Cap ETF	3,332,572

	Total Exchange Traded Funds (Identified Cost $10,255,557)	10,352,659

Notional Amount/ Shares/ Units of Currency (†††)
Purchased Options — 0.3%
	Options on Securities — 0.0%
2,380,000	iShares® MSCI Japan ETF, Call, expiring March 20, 2015 at 12	249,900

	Over-the-Counter Options on Currency — 0.3%
45,750,000	CNH Put, expiring February 03, 2015 at 6.2000(l)	373,640
21,000,000	COP Put, expiring January 08, 2015 at 2122(m)	2,248,932
35,000,000	KRW Put, expiring January 08, 2015 at 1095(l)	181,300
35,000,000	KRW Put, expiring January 08, 2015 at 1175(l)	140
18,000,000	ZAR Put, expiring January 08, 2015 at 11.3850(l)	334,602

		3,138,614

	Total Purchased Options (Identified Cost $2,611,732)	3,388,514

Purchased Swaptions — 0.0%
	Interest Rate Swaptions — 0.0%
$1,375,000,000	1-year Interest Rate Swap Put, expiring 10/16/2015, Pay 28-day TIIE, Receive MXN 4.400%(k)	270,643
43,725,000	5-year Interest Rate Swap Call, expiring 2/23/2015, Pay 2.0725%, Receive 3-month LIBOR(l)	84,477
15,800,000	10-year Interest Rate Swap Call, expiring 2/23/2015, Pay 2.7350%, Receive 3-month LIBOR(l)	15,863

	Total Purchased Swaptions (Identified Cost $1,107,076)	370,983

Principal Amount (‡)
Short-Term Investments — 9.5%
$431,853	Repurchase Agreement with State Street Bank and Trust Company, dated 12/31/2014 at 0.000% to be repurchased at $431,853 on 1/02/2015 collateralized by $436,200 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $440,518 including accrued interest (Note 2 of Notes to Financial Statements)	431,853

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — (continued)
$119,213,566	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2014 at 0.010% to be repurchased at $119,213,632 on 1/02/2015 collateralized by $4,550,000 U.S. Treasury Bond, 3.750% due 11/15/2043 valued at $5,482,750; $17,070,000 U.S. Treasury Note, 1.000% due 9/15/2017 valued at $17,134,013; $72,640,000 U.S. Treasury Note, 0.750% due 3/31/2018 valued at $71,625,655; $26,440,000 U.S. Treasury Inflation Indexed Note, 0.125% due 4/15/2018 valued at $27,034,900; $315,000 U.S. Treasury Note, 2.125% due 6/30/2021 valued at $321,300 including accrued interest (Note 2 of Notes to Financial Statements)	$119,213,566
9,400,000	U.S. Treasury Bills, 0.048%, 2/19/2015(n)(o)	9,399,784

	Total Short-Term Investments (Identified Cost $129,044,811)	129,045,203

	Total Investments — 99.5% (Identified Cost $1,360,860,357)(a)	1,356,895,378
	Other assets less liabilities — 0.5%	6,979,528

	Net Assets — 100.0%	$1,363,874,906

Shares/ Units of Currency (†††)
Written Options — (0.0%)
	Options on Securities — (0.0%)
35,900	CVS Health Corp., Call, expiring January 17, 2015 at 92.5000	$(148,985)
1,190,000	iShares® MSCI Japan ETF, Call, expiring March 20, 2015 at 13	(17,850)

		(166,835)

	Over-the-Counter Options on Currency — (0.0%)
70,000,000	KRW Put, expiring January 08, 2015 at 1150(l)	(2,240)

	Total Written Options (Premiums Received $443,011)	$(169,075)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Interest rate swaptions are expressed as notional amount. Options on securities are expressed as shares. Options on currency are expressed as units of currency.
(a)	Federal Tax Information:
	At December 31, 2014, the net unrealized depreciation on investments based on a cost of $1,361,658,141 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$39,399,480
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(44,162,243)

	Net unrealized depreciation	$(4,762,763)

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

(b)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts, swap agreements or options.
(c)	Variable rate security. Rate as of December 31, 2014 is disclosed.
(d)	Fair valued by the Fund’s adviser or deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2014, the value of these securities amounted to $13,112,897 or 1.0% of net assets.
(e)	Illiquid security. At December 31, 2014, the value of these securities amounted to $11,089,571 or 0.8% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.
(f)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(g)	Perpetual bond with no specified maturity date.
(h)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(i)	Position is unsettled. Contract rate was not determined at December 31, 2014 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(j)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at December 31, 2014.
(k)	Counterparty is Bank of America, N.A.
(l)	Counterparty is Deutsche Bank AG.
(m)	Counterparty is Citibank, N.A.
(n)	A portion of this security has been pledged as initial margin for open futures contracts.
(o)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of Rule 144A holdings amounted to $326,674,284 or 24.0% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
ETF	Exchange Traded Fund
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

BRL	Brazilian Real
CNH	Chinese Yuan Renminbi Offshore
COP	Colombian Peso
EUR	Euro
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	U.S. Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2014, the Fund had the following open bilateral credit default swap agreements:

Buy Protection
Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Bank of America, N.A.	Republic of Brazil	(1.00%)	12/20/2019	$5,200,000	$172,544	$225,625	$53,081	$(1,444)
Bank of America, N.A.	Republic of Brazil	(1.00%)	12/20/2019	1,725,000	59,564	74,847	15,283	(479)
Bank of America, N.A.	Republic of Brazil	(1.00%)	12/20/2019	2,325,000	63,581	100,880	37,299	(646)
Bank of America, N.A.	Republic of Venezuela	(5.00%)	9/20/2019	3,000,000	653,426	1,668,559	1,015,133	(4,167)
Citibank, N.A.	Republic of Brazil	(1.00%)	12/20/2019	3,450,000	98,920	149,693	50,773	(958)

Total						$2,219,604	$1,171,569	$(7,694)

Sell Protection
Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Bank of America, N.A.	Transocean, Inc.	1.00%	12/20/2019	6.47%	$1,775,000	$(220,267)	$(382,483)	$(162,216)	$493
Citibank, N.A.	Transocean, Inc.	1.00%	12/20/2019	6.47%	600,000	(102,245)	(129,290)	(27,045)	167
Citibank, N.A.	Transocean, Inc.	1.00%	12/20/2019	6.47%	3,150,000	(390,897)	(678,773)	(287,876)	875
Deutsche Bank AG	Transocean, Inc.	1.00%	12/20/2019	6.47%	2,660,000	(363,458)	(573,186)	(209,728)	739
JPMorgan Chase Bank N.A.	Transocean, Inc.	1.00%	12/20/2019	6.47%	1,215,000	(214,048)	(261,812)	(47,764)	338
JPMorgan Chase Bank N.A.	Transocean, Inc.	1.00%	12/20/2019	6.47%	4,075,000	(650,790)	(878,095)	(227,305)	1,132
JPMorgan Chase Bank N.A.	Transocean, Inc.	1.00%	12/20/2019	6.47%	2,025,000	(336,933)	(436,354)	(99,421)	563
Morgan Stanley Capital Services, Inc.	Transocean, Inc.	1.00%	12/20/2019	6.47%	810,000	(144,011)	(174,542)	(30,531)	225

Total							$(3,514,535)	$(1,091,886)	$4,532

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2014, the Fund had the following open centrally cleared credit default swap agreements:

Sell Protection
Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
CDX.NA.HY* Series 23, 5-Year	5.00%	12/20/2019	3.56%	$10,100,000	$626,210	$454	$1,403
CDX.NA.HY* Series 23, 5-Year	5.00%	12/20/2019	3.56%	10,100,000	626,210	(6,565)	1,403
CDX.NA.HY* Series 23, 5-Year	5.00%	12/20/2019	3.56%	13,575,000	841,663	18,679	—

Total					$2,094,083	$12,568	$2,806

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
^	Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
*	CDX.NA.HY is an index composed of North American high yield credit default swaps.

At December 31, 2014, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	1/08/2015	Australian Dollar	29,625,000	$24,180,559	$(605,701)
Sell[1]	1/26/2015	Brazilian Real	35,880,000	13,421,581	8,573
Sell[2]	1/15/2015	Colombian Peso	18,400,000,000	7,740,797	(70,935)
Buy[3]	1/02/2015	Euro	540,000	653,427	(19,579)
Buy[1]	1/02/2015	Euro	3,350,000	4,053,668	(22,042)
Buy[1]	1/05/2015	Euro	4,900,000	5,929,246	(76,170)
Sell[1]	1/02/2015	Euro	3,350,000	4,053,668	137,269
Sell[3]	1/02/2015	Euro	540,000	653,427	22,275
Sell[1]	1/05/2015	Euro	4,900,000	5,929,246	200,816
Sell[1]	1/22/2015	Euro	9,845,000	11,915,103	179,006
Sell[1]	1/29/2015	Euro	20,800,000	25,175,485	171,395
Sell[1]	2/02/2015	Euro	3,350,000	4,054,878	22,025
Buy[2]	1/20/2015	Japanese Yen	3,080,000,000	25,716,843	(415,191)
Sell[1]	1/08/2015	Malaysian Ringgit	44,000,000	12,580,983	140,560
Buy[1]	1/02/2015	Mexican Peso	870,300,000	58,988,393	(63,440)
Sell[1]	1/02/2015	Mexican Peso	870,300,000	58,988,393	4,375,738
Sell[1]	1/22/2015	Mexican Peso	5,362,500	363,092	5,320
Sell[1]	2/03/2015	Mexican Peso	870,300,000	58,884,783	54,273
Sell[2]	1/08/2015	New Taiwan Dollar	400,000,000	12,657,530	220,770
Sell[1]	1/08/2015	New Zealand Dollar	32,800,000	25,580,610	(141,914)
Sell[4]	1/20/2015	New Zealand Dollar	8,860,000	6,901,740	(67,844)
Buy[1]	1/05/2015	Singapore Dollar	17,000,000	12,833,579	(53,215)
Sell[1]	1/05/2015	Singapore Dollar	17,000,000	12,833,579	117,322
Buy[5]	1/08/2015	South Korean Won	13,500,000,000	12,280,272	45,362

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2014

Loomis Sayles Strategic Alpha Fund – (continued)

Contract to Buy/Sell (continued)	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[5]	1/08/2015	South Korean Won	28,400,000,000	$25,834,054	$(421,320)
Sell[1]	1/12/2015	Turkish Lira	27,000,000	11,537,929	257,615
Sell[2]	1/12/2015	Turkish Lira	17,000,000	7,264,622	162,851

Total					$4,163,819

1 Counterparty is Credit Suisse International.

2 Counterparty is Bank of America, N.A.

3 Counterparty is Deutsche Bank AG.

4 Counterparty is Citibank, N.A.

5 Counterparty is Barclays Bank PLC.

At December 31, 2014, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	3/20/2015	774	$79,427,880	$(3,364,895)

Industry Summary at December 31, 2014

ABS Home Equity	11.6%
Technology	5.9
Banking	5.1
Automotive	4.1
Non-Agency Commercial Mortgage-Backed Securities	4.0
Treasuries	3.9
Pharmaceuticals	3.7
ABS Credit Card	3.5
Finance Companies	2.9
ABS Other	2.5
Cable Satellite	2.1
Independent Energy	2.1
Other Investments, less than 2% each	38.6
Short-Term Investments	9.5

Total Investments	99.5
Other assets less liabilities (including open written options/swaptions, swap agreements, forward foreign currency contracts and futures contracts)	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

|  46

Statements of Assets and Liabilities

December 31, 2014

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
ASSETS
Investments at cost	$19,467,927	$1,241,214,938
Repurchase agreement(s) at cost	3,636,299	119,645,419
Net unrealized appreciation (depreciation)	426,760	(3,964,979)

Investments at value	23,530,986	1,356,895,378
Cash	195	21,097
Due from brokers (Note 2)	—	7,415,000
Foreign currency at value (identified cost $0 and $3,111,502, respectively)	—	3,085,750
Receivable for Fund shares sold	135,334	8,096,566
Receivable from investment adviser (Note 6)	26,892	—
Receivable for securities sold	—	12,122
Collateral received for open forward foreign currency contracts, options/swaptions or swap agreements (Notes 2 and 4)	—	7,763,447
Dividends and interest receivable	18,044	7,143,821
Unrealized appreciation on bilateral swap agreements (Note 2)	—	1,171,569
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	6,121,170
Tax reclaims receivable	—	20,410
Receivable for variation margin on futures contracts (Note 2)	—	940,573
Receivable for variation margin on centrally cleared swap agreements (Note 2)	—	32,803
Unamortized upfront premiums paid on bilateral swap agreements (Note 2)	—	1,048,035
Fees receivable on swap agreements (Note 2)	—	7,338

TOTAL ASSETS	23,711,451	1,399,775,079

LIABILITIES
Options written, at value (premiums received $424,650 and $443,011, respectively) (Note 2)	357,910	169,075
Payable for securities purchased	2,370,281	19,328,138
Unrealized depreciation on bilateral swap agreements (Note 2)	—	1,091,886
Payable for Fund shares redeemed	—	2,067,798
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	1,957,351
Unamortized upfront premiums received on bilateral swap agreements (Note 2)	—	2,422,649
Due to brokers (Note 2)	—	7,763,447
Fees payable on swap agreements (Note 2)	—	7,694
Management fees payable (Note 6)	—	802,268
Deferred Trustees’ fees (Note 6)	2,278	62,884
Administrative fees payable (Note 6)	535	48,989
Payable to distributor (Note 6d)	46	9,802
Other accounts payable and accrued expenses	68,577	168,192

TOTAL LIABILITIES	2,799,627	35,900,173

NET ASSETS	$20,911,824	$1,363,874,906

NET ASSETS CONSIST OF:
Paid-in capital	$20,927,807	$1,412,020,378
Undistributed (Distributions in excess of) net investment income	(2,278)	6,428,340
Accumulated net realized loss on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	(507,205)	(51,726,907)
Net unrealized appreciation (depreciation) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency translations	493,500	(2,846,905)

NET ASSETS	$20,911,824	$1,363,874,906

See accompanying notes to financial statements.

47  |

Statements of Assets and Liabilities (continued)

December 31, 2014

	Gateway Equity Call Premium Fund		Loomis Sayles Strategic Alpha Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$95,579		$104,055,520

Shares of beneficial interest	9,593		10,447,388

Net asset value and redemption price per share	$9.96		$9.96

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.57		$10.43

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,000		$71,214,856

Shares of beneficial interest	100		7,174,994

Net asset value and offering price per share	$9.97	*	$9.93

Class Y shares:
Net assets	$20,815,245		$1,188,604,530

Shares of beneficial interest	2,087,634		119,472,616

Net asset value, offering and redemption price per share	$9.97		$9.95

*	Net asset value calculations reflect fractional share and dollar amounts.

See accompanying notes to financial statements.

|  48

Statements of Operations

For the Year Ended December 31, 2014

	Gateway Equity Call Premium Fund (a)	Loomis Sayles Strategic Alpha Fund (b)
INVESTMENT INCOME
Interest	$28	$44,510,335
Dividends	60,612	5,631,648
Less net foreign taxes withheld	(27)	(66,968)

	60,613	50,075,015

Expenses
Management fees (Note 6)	20,243	8,848,129
Service and distribution fees (Note 6)	37	1,173,852
Administrative fees (Note 6)	1,333	546,169
Trustees’ fees and expenses (Note 6)	3,722	39,710
Transfer agent fees and expenses (Note 6)	275	778,284
Audit and tax services fees	40,714	84,918
Custodian fees and expenses	16,505	195,168
Legal fees	27	9,984
Registration fees	21,928	161,767
Shareholder reporting expenses	1,768	46,295
Miscellaneous expenses	3,797	42,056

Total expenses	110,349	11,926,332
Less waiver and/or expense reimbursement (Note 6)	(80,681)	—

Net expenses	29,668	11,926,332

Net investment income	30,945	38,148,683

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS/SWAPTIONS WRITTEN, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(112,549)	14,800,957
Futures contracts	—	(23,295,473)
Options/swaptions written	(395,341)	3,282,174
Swap agreements	—	(5,591,727)
Foreign currency transactions	—	9,385,502
Net change in unrealized appreciation (depreciation) on:
Investments	426,760	(8,779,112)
Futures contracts	—	(5,072,552)
Options/swaptions written	66,740	126,727
Swap agreements	—	1,921,098
Foreign currency translations	—	3,821,302

Net realized and unrealized loss on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	(14,390)	(9,401,104)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,555	$28,747,579

(a)	From commencement of operations on September 30, 2014 through December 31, 2014.
(b)	Includes a non-recurring dividend of $928,128.

See accompanying notes to financial statements.

49  |

Statements of Changes in Net Assets

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
	Period Ended December 31, 2014(a)	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$30,945	$38,148,683	$42,429,002
Net realized loss on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	(507,890)	(1,418,567)	(29,265,397)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency translations	493,500	(7,982,537)	(11,633,783)

Net increase in net assets resulting from operations	16,555	28,747,579	1,529,822

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(379)	(4,068,797)	(4,183,150)
Class C	(2)	(1,878,950)	(1,514,071)
Class Y	(54,347)	(37,780,827)	(22,714,766)

Total distributions	(54,728)	(43,728,574)	(28,411,987)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	20,949,997	139,284,341	620,354,079

Net increase in net assets	20,911,824	124,303,346	593,471,914
NET ASSETS
Beginning of the year	—	1,239,571,560	646,099,646

End of the year	$20,911,824	$1,363,874,906	$1,239,571,560

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(2,278)	$6,428,340	$(569,723)

(a)	From commencement of operations on September 30, 2014 through December 31, 2014.

See accompanying notes to financial statements.

|  50

Financial Highlights

For a share outstanding throughout each period.

Gateway Equity Call Premium Fund—Class A
Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02
Net realized and unrealized gain (loss)	(0.02)

Total from Investment Operations	0.00 (b)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)
Net realized capital gains	—

Total Distributions	(0.04)

Net asset value, end of the period	$9.96

Total return(c)(d)	0.00%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$96
Net expenses(e)(f)	1.20%
Gross expenses(f)	3.69%
Net investment income(f)	0.84%
Portfolio turnover rate	7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

51  |

Financial Highlights (continued)

For a share outstanding throughout each period.

Gateway Equity Call Premium Fund—Class C
Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.00 (b)
Net realized and unrealized gain (loss)	(0.01)

Total from Investment Operations	(0.01)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)
Net realized capital gains	—

Total Distributions	(0.02)

Net asset value, end of the period	$9.97

Total return(c)(d)	(0.12)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(e)(f)	1.95%
Gross expenses(f)	4.37%
Net investment income(f)	0.01%
Portfolio turnover rate	7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

Gateway Equity Call Premium Fund—Class Y
Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02
Net realized and unrealized gain (loss)	(0.01)

Total from Investment Operations	0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)
Net realized capital gains	—

Total Distributions	(0.04)

Net asset value, end of the period	$9.97

Total return(b)	0.13%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$20,815
Net expenses(c)(d)	0.95%
Gross expenses(d)	3.54%
Net investment income(d)	0.99%
Portfolio turnover rate	7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class A
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Period Ended December 31, 2010*
Net asset value, beginning of the period	$10.06		$10.20	$9.34	$10.06		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29	(b)	0.37	0.37	0.34		0.00	(c)
Net realized and unrealized gain (loss)	(0.07)		(0.28)	0.77	(0.75)		0.06

Total from Investment Operations	0.22		0.09	1.14	(0.41)		0.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)		(0.23)	(0.28)	(0.31)		(0.00	)(c)
Net realized capital gains	—		—	—	(0.00	)(c)	—

Total Distributions	(0.32)		(0.23)	(0.28)	(0.31)		(0.00)

Net asset value, end of the period	$9.96		$10.06	$10.20	$9.34		$10.06

Total return(d)	2.24	%(b)	0.96%	12.24%	(3.90)%		0.41	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$104,056		$177,339	$80,704	$130,662		$2,465
Net expenses	1.10%		1.11%	1.12%	1.15	%(f)	1.30	%(g)(h)
Gross expenses	1.10%		1.11%	1.12%	1.15	%(f)	6.98	%(h)
Net investment income	2.90	%(b)	3.68%	3.77%	3.50%		0.86	%(h)
Portfolio turnover rate	87%		115%	116%	141%		39%

*	From commencement of operations on December 15, 2010 through December 31, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.28, total return would have been 2.14% and the ratio of net investment income to average net assets would have been 2.81%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class C
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Period Ended December 31, 2010*
Net asset value, beginning of the period	$10.03		$10.16	$9.31	$10.05		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	(b)	0.30	0.30	0.28		0.00	(c)
Net realized and unrealized gain (loss)	(0.06)		(0.28)	0.76	(0.77)		0.05

Total from Investment Operations	0.15		0.02	1.06	(0.49)		0.05

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)		(0.15)	(0.21)	(0.25)		(0.00	)(c)
Net realized capital gains	—		—	—	(0.00	)(c)	—

Total Distributions	(0.25)		(0.15)	(0.21)	(0.25)		(0.00)

Net asset value, end of the period	$9.93		$10.03	$10.16	$9.31		$10.05

Total return(d)	1.47	%(b)	0.22%	11.44%	(4.69)%		0.31	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$71,215		$91,694	$67,748	$77,398		$563
Net expenses	1.85%		1.86%	1.87%	1.89	%(f)	2.05	%(g)(h)
Gross expenses	1.85%		1.86%	1.87%	1.89	%(f)	8.68	%(h)
Net investment income	2.13	%(b)	2.96%	3.05%	2.82%		0.24	%(h)
Portfolio turnover rate	87%		115%	116%	141%		39%

*	From commencement of operations on December 15, 2010 through December 31, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.21, total return would have been 1.37% and the ratio of net investment income to average net assets would have been 2.05%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class Y
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Period Ended December 31, 2010*
Net asset value, beginning of the period	$10.05		$10.19	$9.33	$10.05		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31	(b)	0.40	0.41	0.37		0.00	(c)
Net realized and unrealized gain (loss)	(0.06)		(0.29)	0.76	(0.75)		0.05

Total from Investment Operations	0.25		0.11	1.17	(0.38)		0.05

LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)		(0.25)	(0.31)	(0.34)		(0.00	)(c)
Net realized capital gains	—		—	—	(0.00	)(c)	—

Total Distributions	(0.35)		(0.25)	(0.31)	(0.34)		(0.00)

Net asset value, end of the period	$9.95		$10.05	$10.19	$9.33		$10.05

Total return	2.52	%(b)	1.19%	12.57%	(3.78)%		0.41	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,188,605		$970,539	$497,648	$273,335		$26,758
Net expenses	0.85%		0.86%	0.87%	0.90	%(e)	1.05	%(f)(g)
Gross expenses	0.85%		0.86%	0.87%	0.90	%(e)	5.37	%(g)
Net investment income	3.10	%(b)	3.92%	4.09%	3.81%		0.06	%(g)
Portfolio turnover rate	87%		115%	116%	141%		39%

*	From commencement of operations on December 15, 2010 through December 31, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.31, total return would have been 2.42% and the ratio of net investment income to average net assets would have been 3.03%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  56

Notes to Financial Statements

December 31, 2014

1.  Organization.  Gateway Trust and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Gateway Trust:

Gateway Equity Call Premium Fund

Natixis Funds Trust II:

Loomis Sayles Strategic Alpha Fund (the “Strategic Alpha Fund”)

The Gateway Equity Call Premium Fund commenced operations on September 30, 2014 via contribution to the Fund by Natixis Global Asset Management, L.P. (“Natixis US”) and affiliates of $5,002,000 and by Gateway Investment Advisers, LLC (“Gateway Advisers”) of $5,000,000.

The Gateway Equity Call Premium Fund is a diversified investment company. The Strategic Alpha Fund is a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75% for Gateway Equity Call Premium Fund and 4.50% for Strategic Alpha Fund. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

57  |

Notes to Financial Statements (continued)

December 31, 2014

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Debt securities and unlisted equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the current settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Domestic exchange-traded single equity option contracts are valued at the mean of the National

|  58

Notes to Financial Statements (continued)

December 31, 2014

Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Exchange-traded index options are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”). Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on prices obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. Option contracts for which the average of the closing bid and ask quotations are not considered to reflect option contract values as of the close of the New York Stock Exchange (“NYSE”) are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. On the last business day of the month, the Fund will fair value index options using the closing rotation values, published by the CBOE. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s Net Asset Value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of December 31, 2014, written options of Gateway Equity Call Premium Fund were fair valued at $(357,910) using the closing rotation values published by the CBOE.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an

59  |

Notes to Financial Statements (continued)

December 31, 2014

accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a

|  60

Notes to Financial Statements (continued)

December 31, 2014

foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as

61  |

Notes to Financial Statements (continued)

December 31, 2014

realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

g.  Swaptions.  The Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked to market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.
When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

|  62

Notes to Financial Statements (continued)

December 31, 2014

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

h.  Swap Agreements.  The Funds may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or

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loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

i.  Due to/from Brokers.  Transactions and positions in certain options, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash pledged as collateral for forward foreign currency contracts, options and bilateral swap agreements and as initial margin for futures contracts and centrally cleared swap agreements. The due to brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash and securities received as collateral for forward foreign currency contracts, options, interest rate swaptions and bilateral swap agreements. In certain circumstances the Funds’ use of cash, securities and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

j.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2014 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors

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Notes to Financial Statements (continued)

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including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, return of capital and capital gain distributions received, distributions in excess of income and/or capital gains, non-deductible expenses, foreign currency gains and losses, deferred Trustees’ fees, defaulted bond adjustments, contingent payment debt instruments and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, contingent payment debt instruments, defaulted and/or non-income producing securities, swap payable/receivable, wash sales, return of capital distributions received and forward foreign currency, options and futures contracts mark-to-market. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

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The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2014 and 2013 were as follows:

	2014 Distributions Paid From:			2013 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Gateway Equity Call Premium Fund	$54,728	$—	$54,728	$—	$—	$—
Strategic Alpha Fund	43,728,574	—	43,728,574	28,411,987	—	28,411,987

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Gateway Equity Call Premium Fund	Strategic Alpha Fund
Undistributed ordinary income	$—	$10,905,507

Total undistributed earnings	—	10,905,507

Capital loss carryforward:	—	—
Short-term:
No expiration date	(243,981)	(36,722,563)
Long-term:
No expiration date	(196,847)	(17,622,766)

Total capital loss carryforward	(440,828)	(54,345,329)

Unrealized appreciation (depreciation)	427,123	(4,132,857)

Total accumulated losses	$(13,705)	$(47,572,679)

l.  Loan Participations.  Strategic Alpha Fund may invest in loans to corporate, governmental or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan

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agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchase assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the year, if any, are listed in each applicable Funds’ Schedule of Investments.

m.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2014, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

n.  Securities Lending.  The Strategic Alpha Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended December 31, 2014, the Fund did not loan securities under this agreement.

o.  Indemnifications.  Under the Trusts’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of

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their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2014, at value:

Gateway Equity Call Premium Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$19,894,687	$—	$—	$19,894,687
Short-Term Investments	—	3,636,299	—	3,636,299

Total	$19,894,687	$3,636,299	$—	$23,530,986

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(357,910)	$—	$(357,910)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended December 31, 2014, there were no transfers among Levels 1, 2 and 3.

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Strategic Alpha Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$157,138,166	$811,274	(b)	$157,949,440
ABS Other	—	11,872,771	20,098,815	(c)	31,971,586
Non-Agency Commercial Mortgage-Backed Securities	—	49,589,550	4,387,394	(d)	53,976,944
All Other Non-Convertible Bonds(a)	—	601,545,102	—		601,545,102

Total Non-Convertible Bonds	—	820,145,589	25,297,483		845,443,072

Convertible Bonds(a)	—	49,563,948	—		49,563,948

Total Bonds and Notes	—	869,709,537	25,297,483		895,007,020

Senior Loans(a)	—	210,075,921	—		210,075,921
Loan Participations(a)	—	—	2,657,911	(d)	2,657,911
Preferred Stocks
Convertible Preferred Stocks
Energy	—	2,023,954	—		2,023,954
REITs – Mortgage	—	3,986,816	—		3,986,816
All Other Convertible Preferred Stocks(a)	33,957,925	—	—		33,957,925

Total Convertible Preferred Stocks	33,957,925	6,010,770	—		39,968,695

Non-Convertible Preferred Stocks
Cable Satellite	—	4,191,500	—		4,191,500
All Other Non-Convertible Preferred Stocks(a)	9,516,027	—	—		9,516,027

Total Non-Convertible Preferred Stocks	9,516,027	4,191,500	—		13,707,527

Total Preferred Stocks	43,473,952	10,202,270	—		53,676,222

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Notes to Financial Statements (continued)

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Strategic Alpha Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$52,320,945	$—	$—	$52,320,945
Exchange Traded Funds	10,352,659	—	—	10,352,659
Purchased Swaptions(a)	—	370,983	—	370,983
Purchased Options(a)	249,900	3,138,614	—	3,388,514
Short-Term Investments	—	129,045,203	—	129,045,203

Total Investments	106,397,456	1,222,542,528	27,955,394	1,356,895,378

Bilateral Credit Default Swap Agreements (unrealized appreciation)	—	1,171,569	—	1,171,569
Centrally Cleared Credit Default Swap Agreements (unrealized appreciation)	19,133	—	—	19,133
Forward Foreign Currency Contracts (unrealized appreciation)	—	6,121,170	—	6,121,170

Total	$106,416,589	$1,229,835,267	$27,955,394	$1,364,207,250

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(166,835)	$(2,240)	$—	$(169,075)
Bilateral Credit Default Swap Agreements (unrealized depreciation)	—	(1,091,886)	—	(1,091,886)
Centrally Cleared Credit Default Swap Agreements (unrealized depreciation)	(6,565)	—	—	(6,565)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(1,957,351)	—	(1,957,351)
Futures Contracts (unrealized depreciation)	(3,364,895)	—	—	(3,364,895)

Total	$(3,538,295)	$(3,051,477)	$—	$(6,589,772)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

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Strategic Alpha Fund (continued)

(c)	Valued using broker-dealer bid prices ($13,807,962) or fair valued by the Fund’s adviser ($6,290,853).
(d)	Valued using broker-dealer bid prices.

A preferred stock valued at $2,290,849 was transferred from Level 1 to Level 2 during the period ended December 31, 2014. At December 31, 2013, this security was valued at the closing bid quotation in accordance with the Fund’s valuation policies. At December 31, 2014, this security was fair valued on the basis of evaluated bids furnished to the Fund as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

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Notes to Financial Statements (continued)

December 31, 2014

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2013 and/or December 31, 2014:

Strategic Alpha Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$—	$13,371	$269	$566,931
ABS Other	1,703,269	—	3,539	(14,617)	18,918,915
Airlines	6,428,650	—	155,058	(63,650)	—
Non-Agency Commercial Mortgage-Backed Securities	2,300,373	—	(486)	(14,461)	2,140,816
Loan Participations	—	—	(1,090)	(6,612)	2,810,925

Total	$10,432,292	$—	$170,392	$(99,071)	$24,437,587

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2014
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(642,337)	$873,040	$—	$811,274	$269
ABS Other	(512,291)	—	—	20,098,815	3,427
Airlines	(6,520,058)	—	—	—	—
Non-Agency Commercial Mortgage-Backed Securities	(38,848)	—	—	4,387,394	(14,485)
Loan Participations	(145,312)	—	—	2,657,911	(6,612)

Total	$(7,858,846)	$873,040	$—	$27,955,394	$(17,401)

Debt securities valued at $873,040 were transferred from Level 2 to Level 3 during the period ended December 31, 2014. At December 31, 2013, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2014, these securities

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Notes to Financial Statements (continued)

December 31, 2014

were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds used during the period include forward foreign currency contracts, futures contracts, option contracts, swaptions and swap agreements.

Gateway Equity Call Premium Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also writing index call options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The combination of the diversified stock portfolio and the steady cash flow from writing of index call options is intended to moderate the volatility of returns relative to an all-equity portfolio. During the period ended December 31, 2014, written index call options were used in accordance with this objective.

Strategic Alpha Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment exposure substantially through the use of derivatives, including forward foreign currency contracts, futures and option contracts, interest rate swaptions and swap agreements. During the year ended December 31, 2014, the Fund used forward foreign currency, futures and options contracts, swaptions and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

Strategic Alpha Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swaptions to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended December 31, 2014, the Fund engaged in futures contracts and interest rate swaptions to manage duration and also used futures contracts for hedging purposes.

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December 31, 2014

Strategic Alpha Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2014, the Fund engaged in forward foreign currency and option transactions for hedging purposes.

Strategic Alpha Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. During the year ended December 31, 2014, the Fund engaged in credit default swap transactions as a protection buyer to hedge its credit exposure.

Strategic Alpha Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the year ended December 31, 2014, the Fund engaged in futures and option transactions for hedging purposes.

The following is a summary of derivative instruments for Gateway Equity Call Premium Fund as of December 31, 2014, as reflected within the Statements of Assets and Liabilities:

Liabilities	Options written at value
Exchange traded/cleared liability derivatives
Equity contracts	$(357,910)

Transactions in derivative instruments for Gateway Equity Call Premium Fund during the period December 31, 2014, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Options written
Equity contracts	$(395,341)

Net Change in Unrealized Appreciation (Depreciation) on:	Options written
Equity contracts	$66,740

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December 31, 2014

The following is a summary of derivative instruments for Strategic Alpha Fund as of December 31, 2014, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[2]	Swap agreements at value[3]	Total
Over-the-counter asset derivatives
Interest rate contracts	$370,983	$—	$—	$—	$370,983
Foreign exchange contracts	3,138,614	6,121,170	—	—	9,259,784
Credit contracts	—	—	—	2,219,604	2,219,604

Total over-the-counter asset derivatives	$3,509,597	$6,121,170	$—	$2,219,604	$11,850,371

Exchange traded/ cleared asset derivatives
Equity contracts	$249,900	$—	$—	$—	$249,900
Credit contracts	—	—	—	2,094,083	2,094,083

Total exchange traded/cleared asset derivatives	$249,900	$—	$—	$2,094,083	$2,343,983

Total asset derivatives	$3,759,497	$6,121,170	$—	$4,313,687	$14,194,354

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[2]	Swap agreements at value[3]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(2,240)	$(1,957,351)	$—	$—	$(1,959,591)
Credit contracts	—	—	—	(3,514,535)	(3,514,535)

Total over-the-counter liability derivatives	$(2,240)	$(1,957,351)	$—	$(3,514,535)	$(5,474,126)

Exchange traded/cleared liability derivatives
Equity contracts	$(166,835)	$—	$(3,364,895)	$—	$(3,531,730)

Total exchange traded/cleared liability derivatives	$(166,835)	$—	$(3,364,895)	$—	$(3,531,730)

Total liability derivatives	$(169,075)	$(1,957,351)	$(3,364,895)	$(3,514,535)	$(9,005,856)

[1]	Represents purchased options/swaptions, at value.
[2]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

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Notes to Financial Statements (continued)

December 31, 2014

[3]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) are reported within the Statements of Assets and Liabilities.

Transactions in derivative instruments for Strategic Alpha Fund during the year ended December 31, 2014 as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[4]	Futures contracts	Options/ swaptions written	Swap agreements	Foreign currency transactions[5]
Interest rate contracts	$(4,240,210)	$(12,548,231)	$3,362,483	$518,496	$—
Foreign exchange contracts	4,018,226	—	—	—	10,473,689
Credit contracts	—	—	—	(6,110,223)	—
Equity contracts	700,052	(10,747,242)	(80,309)	—	—

Total	$478,068	$(23,295,473)	$3,282,174	$(5,591,727)	$10,473,689

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[4]	Futures contracts	Options/ swaptions written	Swap agreements	Foreign currency translations[5]
Interest rate contracts	$(1,121,575)	$(3,964,303)	$(147,209)	$—	$—
Foreign exchange contracts	1,634,492	—	263,760	—	3,803,742
Credit contracts	—	—	—	1,921,098	—
Equity contracts	(857,709)	(1,108,249)	10,176	—	—

Total	$(344,792)	$(5,072,552)	$126,727	$1,921,098	$3,803,742

[4]	Represents realized gain/loss and change in unrealized appreciation (depreciation), respectively, for purchased options/swaptions during the period.
[5]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity, as a percentage of investments in common stocks, for Gateway Equity Call Premium Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for period ended December 31, 2014:

Gateway Equity Call Premium Fund	Call Options Written*
Average Notional Amount Outstanding	99.30%
Highest Notional Amount Outstanding	99.52%
Lowest Notional Amount Outstanding	98.80%
Notional Amount Outstanding as of December 31, 2014	99.35%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

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Notes to Financial Statements (continued)

December 31, 2014

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for Strategic Alpha Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2014:

Strategic Alpha Fund	Forwards	Futures	Credit Default Swaps	Interest Rate Swaps
Average Notional Amount Outstanding	26.28%	19.07%	6.00%	2.25%
Highest Notional Amount Outstanding	34.62%	26.14%	11.97%	13.99%
Lowest Notional Amount Outstanding	16.45%	5.82%	0.23%	0.00%
Notional Amount Outstanding as of December 31, 2014	33.07%	5.82%	4.82%	0.00%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the averages above.

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

The volume of option contract activity, as a percentage of net assets for Strategic Alpha Fund, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2014:

Strategic Alpha Fund	Call Options Purchased*	Put Options Purchased*	Call Options Written*	Put Options Written*
Average Market Value of Underlying Instruments	2.85%	4.43%	0.72%	1.57%
Highest Market Value of Underlying Instruments	8.05%	18.03%	3.37%	5.37%
Lowest Market Value of Underlying Instruments	0.00%	3.54%	0.00%	0.00%
Market Value of Underlying Instruments as of December 31, 2014	1.96%	2.74%	1.23%	5.37%

*	Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security, for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate and for futures by multiplying the number of contracts by the contract multiplier by the price of the underlying futures contract.

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Notes to Financial Statements (continued)

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The volume of interest rate swaption activity, as a percentage of net assets for Strategic Alpha Fund, based on average premiums paid or received during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2014:

Strategic Alpha Fund	Interest Rate Call Swaptions Written	Interest Rate Put Swaptions Purchased	Interest Rate Call Swaptions Purchased
Average Premium Paid/Received	0.16%	0.02%	0.26%
Highest Premium Paid/Received	0.31%	0.03%	0.47%
Lowest Premium Paid/Received	0.00%	0.00%	0.00%
Premium Paid/Received as of December 31, 2014	0.00%	0.03%	0.05%

The following is a summary of Gateway Equity Call Premium Fund’s written option activity:

Gateway Equity Call Premium Fund	Number of Contracts	Premiums
Options written	258	$933,237
Options terminated in closing purchase transactions	(157)	(501,850)
Options expired	(5)	(6,737)

Outstanding at December 31, 2014	96	$424,650

The following is a summary of Strategic Alpha Fund’s written option activity (excluding foreign currency options and interest rate swaptions):

Strategic Alpha Fund	Number of Contracts	Premiums
Outstanding at December 31, 2013	—	$—
Options written	37,523	1,937,981
Options terminated in closing purchase transactions	(25,264)	(1,760,970)

Outstanding at December 31, 2014	12,259	$177,011

The following is a summary of Strategic Alpha Fund’s foreign currency written option activity:

Strategic Alpha Fund	Units of Currency	Premiums
Outstanding at December 31, 2013	—	$—
Options written	70,000,000	266,000
Options terminated in closing purchase transactions	—	—

Outstanding at December 31, 2014	70,000,000	$266,000

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Notes to Financial Statements (continued)

December 31, 2014

The following is a summary of Strategic Alpha Fund’s written interest rate swaption activity:

Strategic Alpha Fund	Notional Amount	Premiums
Outstanding at December 31, 2013	$114,500,000	$3,740,334
Swaptions written	—	—
Swaptions terminated in closing purchase transactions	(114,500,000)	(3,740,334)

Outstanding at December 31, 2014	$—	$—

OTC derivatives, including forward foreign currency contracts, options, interest rate swaptions and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of December 31, 2014, gross amounts of OTC derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Strategic Alpha Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$2,724,175	$(868,609)	$1,855,566	$(1,460,000)	$395,566
Barclays Bank PLC	45,362	(45,362)	—	—	—
Citibank N.A.	2,398,625	(875,907)	1,522,718	(1,522,718)	—
Credit Suisse International	5,669,912	(962,482)	4,707,430	(4,410,000)	297,430
Deutsche Bank AG	1,012,297	(595,005)	417,292	(313,447)	103,845

	$11,850,371	$(3,347,365)	$8,503,006	$(7,706,165)	$796,841

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December 31, 2014

Strategic Alpha Fund (continued)

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(868,609)	$868,609	$—	$—	$—
Barclays Bank PLC	(421,320)	45,362	(375,958)	310,000	(65,958)
Citibank N.A.	(875,907)	875,907	—	—	—
Credit Suisse International	(962,482)	962,482	—	—	—
Deutsche Bank AG	(595,005)	595,005	—	—	—
JPMorgan Chase Bank N.A.	(1,576,261)	—	(1,576,261)	1,576,261	—
Morgan Stanley Capital Services, Inc.	(174,542)	—	(174,542)	—	(174,542)

	$(5,474,126)	$3,347,365	$(2,126,761)	$1,886,261	$(240,500)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement

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Notes to Financial Statements (continued)

December 31, 2014

of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2014:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Strategic Alpha Fund	$24,183,631	$11,243,840

These amounts include cash and U.S. government and agency securities received as collateral of $7,763,447. U.S. government and agency securities received as collateral are valued in accordance with the Fund’s valuation policies and are recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities.  For the year ended December 31, 2014, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Gateway Equity Call Premium Fund	$20,545,828	$965,353
Strategic Alpha Fund	1,029,937,591	943,694,542

For the year ended December 31, 2014, purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) by Strategic Alpha Fund were $36,128,203 and $46,577,958, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to Gateway Equity Call Premium Fund. Gateway Advisers is a subsidiary of Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.65%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is the investment adviser to Strategic Alpha Fund. Loomis Sayles’ general partner is indirectly owned by Natixis US. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.70% of the Fund’s average daily net assets, calculated daily and payable monthly.

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Notes to Financial Statements (continued)

December 31, 2014

Gateway Advisers and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2016 for Gateway Equity Call Premium Fund and April 30, 2015 for Strategic Alpha Fund and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class Y
Gateway Equity Call Premium Fund	1.20%	1.95%	0.95%
Strategic Alpha Fund	1.30%	2.05%	1.05%

Gateway Advisers and Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2014, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Gateway Equity Call Premium Fund	$20,243	$20,243	$—	0.65%	—
Strategic Alpha Fund	8,848,129	—	8,848,129	0.70%	0.70%

[1]	Management fee waivers are subject to possible recovery until December 31, 2015.

In addition, the investment adviser reimbursed non-class-specific expenses of Gateway Equity Call Premium Fund in the amount of $60,438 for the period ended December 31, 2014. This expense reimbursement is subject to possible recovery until December 31, 2015.

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Notes to Financial Statements (continued)

December 31, 2014

No expenses were recovered for either Fund during the year ended December 31, 2014 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2014, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class C		Class C
Gateway Equity Call Premium Fund	$35	$—	(a)	$2
Strategic Alpha Fund	363,790	202,516		607,546

(a)	Amount rounds to less than $1.00.

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the

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Notes to Financial Statements (continued)

December 31, 2014

Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2014, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Gateway Equity Call Premium Fund	$1,333
Strategic Alpha Fund	546,169

Prior to July 1, 2014, each Fund paid NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended December 31, 2014, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Gateway Equity Call Premium Fund	$103
Strategic Alpha Fund	741,438

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Notes to Financial Statements (continued)

December 31, 2014

As of December 31, 2014, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Gateway Equity Call Premium Fund	$46
Strategic Alpha Fund	9,802

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2014 were as follows:

Fund	Commissions
Strategic Alpha Fund	$58,106

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson (except for the Chairperson of the Governance Committee) receives an additional retainer fee at the annual rate of $17,500. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2015, the chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based

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Notes to Financial Statements (continued)

December 31, 2014

on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  At December 31, 2014, Natixis US and affiliates and Gateway Advisers held shares of Gateway Equity Call Premium Fund representing 9.40% and 23.94% of the Fund’s net assets, respectively. Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Payment by Affiliates.  For the year ended December 31, 2014, Loomis Sayles reimbursed Strategic Alpha Fund $5,875 for losses incurred in connection with a trading error.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2014, the Strategic Alpha Fund had no borrowings under this agreement. The agreement became effective for the Equity Call Premium Fund on January 8, 2015.

8.  Concentration of Risk.  The Funds’ investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Strategic Alpha Fund is non-diversified, which means it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of December 31, 2014, based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on

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Notes to Financial Statements (continued)

December 31, 2014

accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of >5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Gateway Equity Call Premium Fund	1	56.61%	33.34%	89.95%
Strategic Alpha Fund	3	41.44%	—	41.44%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Period Ended December 31, 2014(a)
Gateway Equity Call Premium Fund	Shares	Amount
Class A
Issued from the sale of shares	9,653	$95,980
Issued in connection with the reinvestment of distributions	38	379
Redeemed	(98)	(980)

Net change	9,593	$95,379

Class C
Issued from the sale of shares	101	$1,011
Issued in connection with the reinvestment of distributions	— (b)	2
Redeemed	(1)	(10)

Net change	100	$1,003

Class Y
Issued from the sale of shares	2,437,927	$24,313,859
Issued in connection with the reinvestment of distributions	4,090	40,780
Redeemed	(354,383)	(3,501,024)

Net change	2,087,634	$20,853,615

Increase (decrease) from capital share transactions	2,097,327	$20,949,997

(a)	From commencement of operations on September 30, 2014 through December 31, 2014.
(b)	Amount rounds to less than one share.

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Notes to Financial Statements (continued)

December 31, 2014

10.  Capital Shares (continued).

	Year Ended December 31, 2014		Year Ended December 31, 2013
Strategic Alpha Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,289,877	$33,285,385	19,193,046	$197,179,839
Issued in connection with the reinvestment of distributions	314,559	3,151,241	355,486	3,564,612
Redeemed	(10,780,235)	(109,403,574)	(9,839,761)	(99,155,890)

Net change	(7,175,799)	$(72,966,948)	9,708,771	$101,588,561

Class C
Issued from the sale of shares	652,702	$6,559,344	6,543,786	$67,379,172
Issued in connection with the reinvestment of distributions	120,066	1,196,499	97,192	971,450
Redeemed	(2,740,650)	(27,590,387)	(4,163,033)	(41,773,151)

Net change	(1,967,882)	$(19,834,544)	2,477,945	$26,577,471

Class Y
Issued from the sale of shares	53,741,784	$543,162,597	88,033,948	$900,107,320
Issued in connection with the reinvestment of distributions	2,470,530	24,696,717	1,447,322	14,486,878
Redeemed	(33,268,929)	(335,773,481)	(41,806,087)	(422,406,151)

Net change	22,943,385	$232,085,833	47,675,183	$492,188,047

Increase (decrease) from capital share transactions	13,799,704	$139,284,341	59,861,899	$620,354,079

|  88

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gateway Trust and Natixis Funds Trust II and Shareholders of Gateway Equity Call Premium Fund and Loomis Sayles Strategic Alpha Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gateway Equity Call Premium Fund, a series of Gateway Trust; and Loomis Sayles Strategic Alpha Fund, a series of Natixis Funds Trust II (the “Fund”), at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2015

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2014 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2014, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Gateway Equity Call Premium	100.00%
Strategic Alpha	4.67%

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2014 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
Gateway Equity Call Premium	86.99%
Strategic Alpha	11.32%

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II and Gateway Trust (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the boards of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1993 for Natixis Funds Trust II and since 2007 for Gateway Trust

Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust II and since 2007 for Gateway Trust Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2003 for Natixis Funds Trust II and since 2007 for Gateway Trust	Chairman and Chief Executive Officer (formerly, President), Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing service as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000 for Natixis Funds Trust II and since 2007 for Gateway Trust	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing service as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”).

[3]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004 for Natixis Funds Trust II and since 2007 for Gateway Trust	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007 for Natixis Funds Trust II and since 2007 for Gateway Trust	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004 for Natixis Funds Trust II and since 2007 for Gateway Trust	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Richard A. Goglia, Mr. Wendell J. Knox and Mr. Erik R. Sirri are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/13- 12/31/13	1/1/14- 12/31/14	1/1/13- 12/31/13	1/1/14- 12/31/14	1/1/13- 12/31/13	1/1/14- 12/31/14	1/1/13- 12/31/13	1/1/14- 12/31/14
Natixis Funds Trust II	$344,473	$418,524	$1,699	$787	$91,718	$106,248	$—	$—

1.	Audit-related fees consist of:

2013 & 2014 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and review of Form N-1A filings (2013 only).

2.	Tax fees consist of:

2013 & 2014 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2013 and 2014 were $93,417 and $107,035, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to AlphaSimplex Group, LLC (“ASG”), Loomis, Sayles & Company, L.P. (“Loomis”), NGAM Advisors, L.P. (“NGAM”), Natixis Asset Management U.S., LLC (“NAM US”) and entities controlling, controlled by or under common control with ASG, Loomis, NGAM and Natixis AM US. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/13- 12/31/13	1/1/14- 12/31/14	1/1/13- 12/31/13	1/1/14- 12/31/14	1/1/13- 12/31/13	1/1/14- 12/31/14
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to ASG, Loomis, NGAM, Natixis AM US, and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/13- 12/31/13	1/1/14- 12/31/14
Control Affiliates	$163,835	$416,950

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2015

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 23, 2015